UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )
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☐ Preliminary Proxy Statement
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☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-12
Grubb & Ellis Company
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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November 20, 2009

To the Stockholders of
Grubb & Ellis Company:

You are cordially invited to attend the Annual Meeting of Stockholders of Grubb & Ellis Company to be held on Thursday, December 17, 2009, at 8:30 a.m. Eastern Standard Time, at Le Parker Meridien, 119 West 56th Street, New York, New York 10019.

At the Annual Meeting you will be asked to:

(i) To adopt an amendment to the restated certificate of incorporation of Grubb & Ellis Company (the “Certificate of Incorporation”) to increase the authorized number of common and preferred shares;

(ii) (A) adopt an amendment to the Certificate of Incorporation (1) to declassify the Board of Directors and (2) to fix the number of directors at no less than three nor more than eight, as determined solely by the Board of Directors from time to time, and (B) elect six directors to such declassified Board of Directors, each to serve for a one-year term;

(iii) elect three Class B directors, each to serve for a three-year term;

(iv) adopt an amendment to the Certificate of Incorporation to increase the number of directors by two in the event that dividends with respect to the Company’s newly issued preferred stock are in arrears for six or more quarters, whether or not consecutive, subject to certain conditions;

(v) ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2009; and

(vi) transact such other business as may properly come before the Annual Meeting or any postponements or adjournments.

The Board of Directors unanimously recommends that you vote FOR the proposals set forth in (i), (ii), (iii), (iv) and (v) above. In addition, in the event Proposal No. 2 is approved, Proposal No. 3 and Proposal No. 4 will not be necessary, as they are superseded by Proposal No. 2, and they will not be adopted, even if they receive the requisite stockholder approvals. We encourage you to read the accompanying Proxy Statement, which provides information about Grubb & Ellis Company, certain amendments to our certificate of incorporation, election of directors and other matters to be considered at the Annual Meeting.

It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you are requested to submit a proxy via mail, the Internet or by telephone by following the Instructions included with the enclosed proxy card. Returning the enclosed proxy card, or voting via the Internet or telephone, will not deprive you of your right to attend the Annual Meeting and to vote your shares in person. If you attend the Annual Meeting and prefer to vote in person, you may do so.

Sincerely,

Thomas D’Arcy
President and Chief Executive Officer

Page

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD DECEMBER 17, 2009	1
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING	2
ADOPTION OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED SHARE CAPITAL (Proposal No. 1)	6
ADOPTION OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS AND TO FIX THE NUMBER OF DIRECTORS AND THE ELECTION OF DIRECTORS (Proposal No. 2)	9
ELECTION OF CLASS B DIRECTORS ONLY IF PROPOSAL NO. 2 IS NOT APPROVED (Proposal No. 3)	12
CORPORATE GOVERNANCE	15
LEGAL PROCEEDINGS	42
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	43
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	47
ADOPTION OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF DIRECTORS IN THE EVENT THAT PREFERRED DIVIDENDS ARE IN ARREARS (Proposal No. 4)	50
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Proposal No. 5)	52
DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR INCLUSION IN PROXY STATEMENT	55
CODE OF CONDUCT AND ETHICS	55
REVOCATION OF PROXIES	56
SOLICITATION OF PROXIES	56
INCORPORATION BY REFERENCE	57
QUARTERLY REPORT	57
ANNEX A: FORM 10-Q/A FOR THE QUARTER ENDED SEPTEMBER 30, 2009	A-1
ANNEX B: CERTIFICATE OF DESIGNATIONS OF THE PREFERRED STOCK	B-1
ANNEX C: FORM OF CERTIFICATE OF AMENDMENT TO CERTIFICATE INCORPORATION	C-1
FORM OF PROXY CARD

GRUBB & ELLIS COMPANY
1551 N. Tustin Avenue, Suite 300
Santa Ana, CA 92705
(714) 667-8252

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 17, 2009

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Grubb & Ellis Company will be held on Thursday, December 17, 2009, at 8:30 a.m. Eastern Standard Time, at Le Parker Meridien, 119 West 56th Street, New York, New York 10019 for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

1. To adopt an amendment to the restated certificate of incorporation of Grubb & Ellis Company (the “Certificate of Incorporation”) to increase the authorized number of common and preferred shares;

2. (A) To adopt an amendment to the Certificate of Incorporation (1) to declassify the Board of Directors and (2) to fix the number of directors at no less than three nor more than eight, as determined solely by the Board of Directors from time to time, and (B) to elect six directors to such declassified Board of Directors, each to serve for a one-year term;

3. To elect three Class B directors, each to serve for a three-year term in the event that Proposal No. 2 is not approved;

4. To adopt an amendment to the Certificate of Incorporation to increase the number of directors by two in the event that dividends with respect to the Company’s newly issued preferred stock are in arrears for six or more quarters, whether or not consecutive, subject to certain conditions, in the event that Proposal No. 2 is not approved;

5. To ratify the appointment by the Board of Directors of Grubb & Ellis Company of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009; and

6. To transact such other business as may properly come before the Annual Meeting and any adjournments of the meeting.

Stockholders of record at the close of business on November 20, 2009 are entitled to notice of and to vote at the Annual Meeting and at any postponements or adjournments of the meeting.

By Order of the Board of Directors

Thomas D’Arcy
President and Chief Executive Officer

Santa Ana, CA
November 20, 2009

This Proxy Statement and accompanying enclosed proxy card are being mailed beginning November 23, 2009 in connection with the solicitation of proxies by the Board of Directors of Grubb & Ellis Company, a Delaware corporation, for use at the 2009 Annual Meeting of Stockholders, which we may refer to alternatively as the “Annual Meeting” or the “Annual Meeting of Stockholders.” We may refer to ourselves in this Proxy Statement alternatively as “Grubb & Ellis,” the “Company,” “we,” “us” or “our” and we may refer to our Board of Directors as the “Board.”

IT IS IMPORTANT

THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT IN PERSON, YOU ARE URGED TO VOTE YOUR COMMON SHARES VIA MAIL, THE INTERENT OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS INCLUDED WITH THE ENCLOSED PROXY CARD. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO ITS EXERCISE.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

1.Q:	On what will I be voting?

A:	(i) The adoption of an amendment to the restated certificate of incorporation of Grubb & Ellis Company (the “Certificate of Incorporation”) to increase the authorized number of common and preferred shares; (ii) (A) the adoption of an amendment to the Certificate of Incorporation (x) to declassify the Board of Directors and (y) to fix the number of directors at no less than three nor more than eight, as determined solely by the Board of Directors from time to time, and (B) the election of the nominated slate of six directors to such declassified Board of Directors, each to serve for a one-year term; (iii) the election of the nominated slate of three Class B directors, each to serve for a three-year term; (iv) the adoption of an amendment to the Certificate of Incorporation to increase the number of directors by two in the event that dividends with respect to the Company’s newly issued preferred stock are in arrears for six or more quarters, whether or not consecutive, subject to certain conditions; (v) the ratification of the appointment by the Board of Directors of Grubb & Ellis Company of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009; and (vi) the transaction of such other business as may properly come before the Annual Meeting and any adjournments of the such meeting. In the event that proposal (ii) is approved, proposal (iii) and proposal (iv) will not be adopted, even if approved by stockholders, as proposal (ii) supercedes proposal (iii) and proposal (iv), and therefore proposal (iii) and proposal (iv) will not be necessary.

2.Q:	What are the Board’s recommendations?

A.	The Board recommends a vote:

•	FOR the adoption of an amendment to the Certificate of Incorporation to increase the authorized number of common and preferred shares (see Proposal No. 1);

•	FOR (A) the adoption of an amendment to the Certificate of Incorporation (1) to declassify the Board of Directors and (2) to fix the number of directors at no less than three nor more than eight, as determined solely by the Board of Directors from time to time, and (B) the election of the nominated slate of six directors to such declassified Board of Directors, each to serve for a one-year term (see Proposal No. 2);

•	FOR election of the nominated slate of three Class B directors, each to serve for a three-year term, which, if approved, will only be adopted by the Company if Proposal No. 2 is not passed (see Proposal No. 3);

•	FOR the adoption of amendment to the Certificate of Incorporation to increase the number of directors by two in the event that dividends with respect to the Company’s newly issued preferred stock are in arrears for six or more quarters, whether or not consecutive, subject to certain conditions (see Proposal No. 4), which, if approved, will only be adopted by the Company if Proposal No. 2 is not passed; and

•	FOR the ratification of the selection of Ernst & Young, LLP, an independent registered public accounting firm, to be our independent registered public accounting firm for the fiscal year ending December 31, 2009 (see Proposal No. 5).

Unless you give other instructions on your enclosed proxy card, the persons named as proxy holders on the enclosed proxy card will vote in accordance with the recommendations of the Board.

3.Q:	How are directors nominated?

A:	Our Bylaws provide that nominations for directors are made by written notice no later than 90 days prior to the one year anniversary of the preceding year’s annual meeting. On recommendation of the Company’s Corporate Governance & Nominating Committee, the Board of Directors nominated the candidates listed in this proxy statement. The Board has no reason to believe that any nominee will be unable to serve as a director of the Company. If someone is nominated and becomes unable to serve, then your signed enclosed proxy card will authorize Thomas d’Arcy and Richard W. Pehlke, officers of the Company who are the proxy holders, to nominate someone else.

4.Q:	Who has the right to vote?

A:	All common stockholders and all preferred stockholders of record as of the close of business on November 20, 2009 can vote. On that date, there were 67,092,252 outstanding shares of common stock of the Company. Each share of common stock is entitled to one vote. On November 20, 2009, there were 914,350 outstanding shares of preferred stock of the Company, and each share of preferred stock as of the date hereof is entitled to 31.322 votes on an as converted basis. A quorum will exist for the meeting if at least a majority of the combined voting power of the outstanding shares of common stock and preferred stock (the preferred stock voting on an as converted basis) are represented at the meeting in person and/or by proxy.

5.Q:	How do I vote?

A:	If you have an account “on record” at Computershare Investor Services, L.L.C., our stock transfer agent and registrar (“Computershare”), or if you have Grubb & Ellis shares in your 401(k) plan account, you can submit a proxy in any of these ways:

(a):	Return the enclosed proxy card: Mark the boxes that show how you want to vote, sign and date the enclosed proxy card you receive and return it in the prepaid envelope.

(b):	By telephone: Call toll-free 1-800-652-VOTE (8683) in the United States, Canada and Puerto Rico any time prior to 11:59 p.m. Eastern Standard Time, on December 16, 2009 from a touchtone telephone, then follow the instructions to cast your vote. If you submit a proxy by telephone, please do not mail back the enclosed proxy card.

(c):	On the Internet: Go to the following website prior to 11:59 p.m., Eastern Standard Time, on December 16, 2009: www.investorvote.com/tickersymbol and then follow the instructions outlined on the secured website. If you submit a proxy on the internet, please do not mail back your enclosed proxy card.

(d):	By attending the Annual Meeting: Delivering the enclosed proxy card with your vote.

6.Q:	Who will count the votes?

A:	Computershare will act as inspector of election and tabulate the votes.

7.Q:	What vote is needed to approve the adoption of each of the amendments (i) (A) to declassify the Board of Directors and (B) to fix the number of directors at no less than three nor more than eight; or (ii) ONLY in the event Proposal No. 2 is NOT APPROVED, to increase the number of directors by two in the event that preferred dividends are in arrears for six or more quarters?

A:	An affirmative vote in favor of the adoption of such amendment by a majority of the voting power of all outstanding common stock and preferred stock voting together as a single class (the preferred stock voting on an as converted basis) is needed to adopt the amendments to the Certificate of Incorporation (i) (A) to declassify the Board of Directors and (B) to fix the number of directors at no less than three nor more than eight; or (ii) ONLY in the event Proposal No. 2 is NOT APPROVED, to increase the number of directors by two in the event that preferred dividends are in arrears for six or more quarters.

8.Q:	Should I vote for Proposal No. 3 and/or Proposal No. 4 if I vote for Proposal No. 2?

A:	Yes, you should vote for all Proposals. In the event Proposal No. 2 is approved, then the Company will not adopt Proposal No. 3 or Proposal No. 4, as they will be superceded by Proposal No. 2. However, if Proposal No. 2 is not approved, then it is important that Proposal No. 4 is approved and adopted and it is important for stockholders to vote on Proposal No. 3 as directors are elected by a plurality of votes cast on such proposal.

9.Q:	What vote is needed to elect a director?

A:	A vote by a plurality of the votes cast by common stockholders and preferred stockholders (on an as converted basis) voting as a single class at a duly called meeting at which a quorum is present in person or by proxy is needed to elect a director. A quorum will exist for the meeting if at least a majority of the voting power of the outstanding shares of common stock and preferred stock (on an as converted basis) are represented at the meeting in person and/or by proxy. Cumulative voting is not permitted.

Where a proxy card has been voted “abstain,” “withhold authority,” or “broker non-vote,” the shares are counted for quorum purposes, but are not considered cast for voting on a proposal or an election. “Broker non-vote” means that shares are held by a broker or in nominee name and the broker or nominee has signed and returned the enclosed proxy card to us, but for which the broker has no authority to vote because no instructions have been received from its customer.

10.Q:	What vote is needed to approve the adoption of the amendment to the Certificate of Incorporation to increase the authorized share capital of the Company?

A:	An affirmative vote in favor of such amendment by (i) a majority of the combined voting power of the outstanding shares of common stock and preferred stock voting as a single class (the preferred stock voting on an as converted basis); (ii) a majority of the outstanding shares of common stock voting as a separate class (excluding the preferred stock); and (iii) a majority of the outstanding shares of preferred stock voting as a separate class (excluding the common stock) is needed to adopt the amendment to the Certificate of Incorporation to increase the authorized share capital of the Company.

11.Q:	What vote is needed to approve the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009?

A:	Approval of the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009 requires the affirmative vote of a majority of the combined voting power of the outstanding shares of common stock and preferred stock voting together as a single class (the preferred stock voting on an as converted basis) present in person or by proxy at the Annual Meeting once a quorum has been established. A quorum will exist for the meeting if at least a majority of the combined voting power of the outstanding shares of common stock and preferred stock (the preferred stock voting on an as converted basis) are represented at the meeting in person and/or by proxy.

12.Q:	Who is soliciting my vote and how much does it cost the Company?

A:	Our Board of Directors is asking you to vote in favor of all of the proposals set forth in this Proxy Statement. MacKenzie Partners, Inc. was engaged for solicitation and advisory services in connection with the Annual Meeting, at a fee of approximately $20,000 plus associated costs and expenses. Also, our employees and directors may solicit proxies as part of their assigned duties, at no extra compensation. The Company will pay the expenses related to this proxy solicitation.

13.Q:	How can I, as a stockholder, arrange for a proposal to be included in next year’s Company proxy statement?

A:	For your proposal to be considered for inclusion in next year’s proxy statement, you can submit a proposal in writing to our Corporate Secretary at our headquarters by September 18, 2010. If you are eligible to submit the proposal, and if it is an appropriate proposal under proxy rules of the Securities and Exchange Commission (“SEC”) and our Bylaws, it will be included.

14.Q:	What will happen if the increase in share capital is not approved?

A:	If the increase in share capital is not approved, (i) holders of the Company’s newly issued preferred stock may, in accordance with the certificate of designations of the preferred stock, require Company to repurchase all, or a specified whole number, of their preferred stock at a repurchase price equal to 110% of the sum of the initial liquidation preference plus accumulated but unpaid dividends to, but excluding, the date on which the stockholders failed to approve the increase in share capital, and (ii) the dividend rate on the Company’s newly issued preferred stock will automatically increase from 12% to 14% per annum; provided, however, that holders of such preferred stock who do not approve the amendment to increase authorized share capital will not be able to exercise such repurchase right or have the dividend rate with respect to their preferred stock increased. The Company may not have sufficient funds to repurchase the preferred stock, and may not have the ability to arrange necessary financing on acceptable terms, if at all, in the event holders of the preferred stock exercise their right to require the Company to repurchase all, or a specified whole number, of their preferred stock. A failure to repurchase the preferred stock may also constitute an event of default, and result in the acceleration of the maturity of, any then existing indebtedness of the Company, under any indenture, credit agreement or other agreement outstanding at that time, which could further restrict the Company’s ability to make such payments.

 The Company has further agreed that until the increase in share capital has been approved and becomes effective, the Company will not enter into any agreement, including agreements related to our indebtedness or any future series of preferred stock, that would restrict or prevent our ability to pay cash upon any exercise of the right of the holders of the Company’s newly issued preferred stock to have their shares represented in the event the amendment to increase authorized share capital is not approved.

15.Q:	What is the “householding” of annual disclosure documents?

A:	Only one copy of this Proxy Statement is being sent to an address shared by more than one stockholder unless we have received contrary instructions. This practice, known as “householding,” is designed to reduce our printing and mailing costs. If any stockholder residing at such an address wishes to receive a separate copy of this Proxy Statement, he or she may contact the Company’s Executive Vice President, General Counsel and Corporate Secretary at Grubb & Ellis Company, Attn: Andrea R. Biller, Executive Vice President, General Counsel and Corporate Secretary of the Company, 1551 N. Tustin Ave., Suite 300, Santa Ana, CA 92705 or by phone at (714) 667-8252 and the Company shall promptly deliver a copy of this Proxy Statement to the requesting stockholder. Any such stockholder may also contact the Company’s Executive Vice President, General Counsel, and Corporate Secretary using the above contact information if he or she would like to receive separate Proxy Statements in the future. If you are receiving multiple copies of this Proxy Statement, you may request householding in the future by contacting our Executive Vice President, General Counsel, and Corporate Secretary of the Company using the above contact information.

16.Q:	Who can help answer my questions?

A.	If you would like to ask questions, you should call our proxy solicitor: MacKenzie Partners, Inc., 105 Madison Avenue, New York, New York 10016, Email: proxy@mackenziepartners.com, Call Collect: (212) 929-5500, Call Toll-Free: (800) 322-2885.

ADOPTION OF AMENDMENT TO
CERTIFICATE OF INCORPORATION
TO INCREASE AUTHORIZED SHARE CAPITAL

(Proposal No. 1)

On November 4, 2009, the Board of Directors unanimously approved an amendment to the Company’s Restated Certificate of Incorporation (the “Certificate of Incorporation”) to increase the authorized number of shares of the Company’s capital stock from 110,000,000 shares to 220,000,000 shares, of which 200,000,000 shares with a par value of $0.01 per share shall be designated common stock, and of which 20,000,000 shares with a par value of $0.01 per share shall be designated preferred stock (the “Authorized Capital Amendment”).

The Board of Directors approved the Authorized Capital Amendment in connection with the Company’s issuance and sale of up to 1,000,000 shares of a newly issued 12% Cumulative Participating Perpetual Convertible Preferred Stock, par value $0.01 per share (“Preferred Stock”). As previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on each of October 26, 2009 and November 12, 2009 (each, a “Form 8K”), 900,000 shares of Preferred Stock were sold for an aggregate purchase price of $90 million in a private offering to a limited number of institutional accredited investors and individual accredited investors and JMP Securities, as initial purchaser, who sold the Preferred Stock to qualified institutional buyers, in a transaction exempt from registration requirements of the Securities Act of 1933, as amended (the “Offering”). As previously disclosed in the Company’s Form 10-Q/A for the quarter ended September 30, 2009 (the “Form 10-Q/A”), 14,350 additional shares of Preferred Stock were sold for an aggregate purchase price of $1,435,000 pursuant to the overallotment option of 100,000 shares of Preferred Stock granted to JMP Securities, as initial purchaser. A copy of each Form 8K is being delivered to stockholders along with this Proxy Statement. A copy of the Form 10-Q/A (excluding the exhibits thereto) is included in this Proxy Statement as Annex A hereto.

The Company received net proceeds from the Offering of approximately $86.4 million after deducting expenses and after giving effect to the conversion of $5 million of subordinated debt previously provided by an affiliate of the Company’s largest stockholder. The Company used the net proceeds to repay in full its credit facility at the agreed reduced principal amount equal to approximately 65% of the principal amount outstanding under such facility. The balance of the net proceeds from the Offering will be used for general working capital purposes.

In order to complete the Offering, the Company had to offer the purchasers of the Preferred Stock a conversion price of $1.65 per share, which can only be achieved if the Company increased its authorized capital. Accordingly, the Authorized Capital Amendment is necessary in order for the purchasers of the Preferred Stock in the Offering to receive their bargained for conversion rate with respect to the Preferred Stock.

Prior to the adoption of the Authorized Capital Amendment, subject to adjustments in accordance with the terms of the Certificate of Powers, Designations, Preferences and Rights of the 12% Cumulative Participating Perpetual Convertible Preferred Stock (the “Certificate of Designations”) the conversion rate of the Preferred Stock is 31.322 shares of Common Stock per share of Preferred Stock, which represents a conversion price of approximately $3.19 per share. Except as provided by applicable law, the Preferred Stock votes on an as converted basis along with the Common Stock on all matters subject to the vote of common stockholders, and as a separate class with respect to certain matters. Accordingly, each share of Preferred stock as of the date hereof is entitled to 31.322 votes. The full terms of the Preferred Stock are set forth in the Certificate of Designations, which is attached to this Proxy Statement as Annex B.

If the Authorized Capital Amendment is adopted, the Preferred Stock will be convertible, at the holder’s option, into Common Stock at a conversion rate of 60.606 shares of Common Stock per share of Preferred Stock, which represents a conversion price of approximately $1.65 per share of Common Stock. As such, each share of Preferred Stock will also, upon the adoption of the Authorized Capital Amendment, be entitled to 60.606 votes.

In connection with the Offering, the Company agreed to seek the Authorized Capital Amendment by way of a stockholder meeting to be held as promptly as practical, but no later than 120 days after the date we first issue the Preferred Stock. If the Authorized Capital Amendment is not effective prior to the expiration of such 120-day period, (i) holders of Preferred Stock may, in accordance with the terms of the Certificate of Designations, require the Company to repurchase all, or a specified whole number, of their Preferred Stock at a repurchase price equal to 110% of the sum of the initial liquidation preference plus accumulated but unpaid dividends to, but excluding, the date on which the stockholders failed to approve the Authorized Capital Amendment, and (ii) the dividend rate on the Preferred Stock will automatically increase from 12% to 14% per annum; provided, however, that holders of Preferred Stock as of the record date or their transferees who do not approve the Authorized Capital Amendment will not be able to exercise such repurchase right or have the dividend rate with respect to their Preferred Stock increased. The Company may not have sufficient funds to repurchase the Preferred Stock, and may not have the ability to arrange necessary financing on acceptable terms, if at all, in the event holders of the Preferred Stock exercise their right to require the Company to repurchase all, or a specified whole number, of their Preferred Stock. A failure to repurchase the Preferred Stock may also constitute an event of default, and result in the acceleration of the maturity of, any then existing indebtedness of the Company, under any indenture, credit agreement or other agreement outstanding at that time, which could further restrict the Company’s ability to make such payments.

The Company has further agreed that until the Authorized Capital Amendment has been approved and becomes effective, it will not enter into any agreement, including agreements related to our indebtedness or any future series of preferred stock, that would restrict or prevent our ability to pay cash upon any exercise of the right of the holders of Preferred Stock to have their shares repurchased in the event the Authorized Capital Amendment is not approved.

If the Authorized Capital Amendment is adopted, the conversion rate of 31.322 shares of Common Stock per share of Preferred Stock would increase to 60.606 and the Preferred Stock holders would constitute approximately 44.9% of the combined voting power of the Common Stock and Preferred Stock (on an as converted basis) voting as a single class. As a result, depending on the number of shares of Common Stock outstanding at any time, the Company’s existing common stockholders will incur substantial dilution of their voting power and will own a significantly smaller percentage of outstanding Common Stock after giving effect to the Preferred Stock on an as converted basis.

The Board of Directors approved the Authorized Capital Amendment, as agreeing to seek stockholder approval to increase the Company’s authorized capital was necessary in order to effect the Offering. Furthermore, the Board does not want the Company to be required to repurchase any Preferred Stock or increase the dividend rate with respect to the Preferred Stock in the event the requisite stockholder approval is not obtained with respect to the Authorized Capital Amendment. Furthermore, the Board also believes that increasing the authorized number of shares of Common Stock and Preferred Stock will give the Company greater flexibility in the future and will allow the Company to issue such shares, in most cases, without the expense or delay of seeking stockholder approval, except as may be required by applicable law or stock exchange regulations. To the extent that additional authorized shares of Common Stock are issued in the future, they will decrease the existing stockholders’ percentage equity ownership and, depending upon the price at which they are issued, could be dilutive to the Company’s existing stockholders.

The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares of authorized and unissued Common Stock could be issued (within limits imposed by applicable law) in one or more transactions. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company.

In order for this Proposal No. 1 (or any of the other Proposals set forth in this Proxy) to be voted upon, a quorum with respect to the Annual Meeting must be present. A quorum will exist for the Annual Meeting if at least a majority of the combined voting power of all of the outstanding shares of Common Stock and Preferred Stock (the Preferred Stock voting on an as converted basis) are represented at the Annual Meeting in person and/or by proxy. Cumulative voting is not permitted.

Assuming the presence of a quorum in person or by proxy at the Annual Meeting, in order for the Authorized Capital Amendment to be adopted (i) a majority of the combined voting power of the outstanding shares of Common Stock and Preferred Stock voting together as a single class (the Preferred Stock voting on an as converted basis), (ii) a majority of the outstanding shares of Common Stock voting as a separate class (excluding the Preferred

Stock) and (iii) a majority of the outstanding shares of the Preferred Stock voting as a separate class (excluding the Common Stock) is required.

If the Authorized Capital Amendment is adopted, our Certificate of Incorporation would be amended in the form of Section 2B of Annex C attached to this Proxy Statement.

If the stockholders adopt the Authorized Capital Amendment, it will become effective upon the filing of a Certificate of Amendment to the Certificate of Incorporation with the Delaware Secretary of the State. The Company plans to file a Certificate of Amendment to the Certificate of Incorporation immediately after the requisite stockholder vote is obtained.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADOPTION OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED CAPITAL OF THE COMPANY, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY.

ADOPTION OF AMENDMENT TO
CERTIFICATE OF INCORPORATION
TO DECLASSIFY THE BOARD OF DIRECTORS
AND TO FIX THE NUMBER OF DIRECTORS
AND THE ELECTION OF DIRECTORS

(Proposal No. 2)

Amendments to the Certificate of Incorporation

On November 4, 2009, the Board of Directors unanimously approved, and is submitting to a vote of the stockholders, (A) an amendment to the Certificate of Incorporation which provides for (i) the declassification of the Board of Directors and (ii) fixing the number of directors at no less than three nor more than eight, as determined solely by the Board of Directors from time to time (clauses (i) and (ii) collectively referred to herein as the “Declassification Amendment”) and (B) a proposed slate of six nominees for such declassified Board of Directors, each to serve a one-year term (the “Declassified Board Nominees”).

The Board believes that stockholders should have the opportunity to vote on all Directors each year and that elimination of the classified board structure will both enhance the Company’s corporate governance practices and be an effective way to maintain and enhance the accountability of the Board. In making this determination, the Board has considered that removing the classified board structure will have the effect of reducing the time required for a majority stockholder or group of stockholders to replace a majority of the Board. Under our current classified board structure, a majority of the Board may be replaced only after two annual elections. Under a declassified board structure, the entire Board may be replaced each year. If the stockholders approve the Declassification Amendment, all Directors who are elected at the 2009 annual meeting will be elected for a one-year term that will expire at the 2010 annual meeting.

The Board also determined that the number of directors should be no less than three nor more than eight, as determined solely by the Board from time to time. The Board determined that a range provides greater flexibility than having a fixed number, as the Company’s Certificate of Incorporation currently requires that there be nine Board members. The Board believes that providing the flexibility to reduce the size of the Board from time to time will enable the Company to be more efficient and fiscally responsive to the needs of the Company. Furthermore, one of the eight Board seats will be reserved for the Company’s Chief Executive Officer and the Board presently intends that two of the eight Board seats shall be reserved for election of two directors by the holders of the Company’s Preferred Stock in the event dividends on the Preferred Stock are in arrears for six or more quarters, whether or not consecutive, subject to certain conditions. See discussion below under Proposal No. 4 below “ADOPTION OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF DIRECTORS IN THE EVENT THAT PREFERRED DIVIDENDS ARE IN ARREARS”.

The Declassification Amendment has unanimously been approved by the members of the Board. Assuming the presence of a quorum in person or by proxy at the Annual Meeting, the adoption of the Declassification Amendment requires the affirmative vote by the holders of a majority of the combined voting power of all of the outstanding shares of Common Stock and Preferred Stock voting together as a single class (the Preferred Stock voting on an as converted basis).

If the Declassification Amendment is adopted, our Certificate of Incorporation would be amended as set forth in Section 3, Alternative A of Annex C hereto.

If the stockholders adopt the Declassification Amendment, it will become effective upon the filing of a Certificate of Amendment to the Certificate of Incorporation with the Delaware Secretary of the State. The Company plans to file a Certificate of Amendment to the Certificate of Incorporation immediately after the requisite stockholder vote is obtained.

A corresponding amendment to the Bylaws has been approved by the Board subject to the adoption by the stockholders of the Declassification Amendment and does not require separate approval by the stockholders. The amendment to the Bylaws will become effective concurrently with the effectiveness of the Declassification

Amendment. Upon the effectiveness of such Bylaw amendment, the Company will file a Current Report on Form 8-K with respect thereto.

Declassified Board Nominees

On November 4, 2009, the Board of Directors unanimously voted to nominate Thomas D’Arcy, C. Michael Kojaian, Robert J. McLaughlin, Devin I. Murphy, D. Fleet Wallace and Rodger D. Young for election at the Annual Meeting, provided that Proposal No. 2 is approved.

Information as to Declassified Board Nominees

The following table lists the Declassified Board Nominees for election as the new Directors of a declassified Board of Directors. Also in the table is each person’s age as of November 1, 2009, the periods during which that person has served as one of our directors, and positions currently held with us. More detailed biographic information is provided below for each of the director nominees.

Director Nominees for	Age at	Director	Expiration of Term
a One-Year Term:	November 1, 2009	Since	(if Board is Declassified)	Position

Thomas D’Arcy	49	2009	2009	President and CEO and Director
C. Michael Kojaian	48	1996	2009	Chairman of the Board
Robert J. McLaughlin	76	2004	2009	Director
Devin I. Murphy	49	2008	2009	Director
D. Fleet Wallace	42	2007	2009	Director
Rodger D. Young	63	2003	2009	Director

Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election of Thomas D’Arcy, C. Michael Kojaian, Robert J. McLaughlin, Devin I. Murphy, D. Fleet Wallace and Rodger D. Young as directors. In the event that any nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in his or her place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.

A vote by a plurality of the votes cast by holders of Common Stock and Preferred Stock (on an as converted basis) voting as a single class where a quorum is present is needed to elect a director. Cumulative voting is not permitted.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” (A) THE ADOPTION OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION (I) TO ELIMINATE THE CLASSIFIED BOARD STRUCTURE (II) TO FIX THE NUMBER OF DIRECTORS AT NO LESS THAN THREE NOR MORE THAN EIGHT, AS SOLELY DETERMINED BY THE BOARD OF DIRECTORS FROM TIME TO TIME, AND (B) THE ELECTION OF THE PROPOSED SLATE OF SIX NOMINEES FOR SUCH DECLASSIFIED BOARD OF DIRECTORS, EACH TO SERVE A ONE-YEAR TERM, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY.

Biographical Information of Declassified Board Directors

Provided below is a brief description of the principal occupation for the past five years of each of the Declassified Board Nominees, under Proposal No. 2.

Thomas D’Arcy has served as the President and Chief Executive Officer and as a director of the Company since November 16, 2009. Mr. D’Arcy has been since April 2008 and is currently the non-executive chairman of the board of directors of Inland Real Estate Corporation (NYSE: IRC), where he has also been an independent director since 2005. Mr. D’Arcy has over 20 years of experience acquiring, developing and financing all forms of commercial and residential real estate. He is currently a principal in Bayside Realty Partners, a private real estate company focused on acquiring, renovating and developing land and income producing real estate primarily in the New England area. From 2001 to 2003, Mr. D’Arcy was president and chief executive officer of Equity Investment Group, a private real estate company owned by an investor group which included The Government of Singapore, The Carlyle Group and Northwestern Mutual Life Insurance Company. Prior to his tenure with Equity Investment Group, Mr. D’Arcy was the chairman of the board, president and chief executive officer of Bradley Real Estate, Inc., a Boston-based real estate investment trust traded on the NYSE, from 1989 to 2000. Mr. D’Arcy is a graduate of Bates College.

C. Michael Kojaian has served as a director of the Company since December 1996. He served as the Chairman of the Board of Directors of the Company from June 2002 until December 7, 2007 and has served as the Chairman of the Board of Directors of the Company since January 6, 2009. He has been the President of Kojaian Ventures, L.L.C. and also Executive Vice President, a director and a shareholder of Kojaian Management Corporation, both of which are investment firms headquartered in Bloomfield Hills, Michigan, since 2000 and 1985, respectively. He is also a director of Arbor Realty Trust, Inc. Mr. Kojaian has also served as the Chairman of the Board of Directors of Grubb & Ellis Realty Advisors, Inc., an affiliate of the Company, from its inception in September 2005 until April 2008, and as its Chief Executive Officer from December 13, 2007 until April 2008.

Robert J. McLaughlin has served as a director of the Company since July 2004. Mr. McLaughlin previously served as a director of the Company from September 1994 to March 2001. He founded The Sutter Group in 1982, a management consulting company that focuses on enhancing stockholder value, and currently serves as its President. Previously, Mr. McLaughlin served as President and Chief Executive Officer of Tru-Circle Corporation, an aerospace subcontractor, from November 2003 to April 2004, and as Chairman of the Board of Directors from August 2001 to February 2003, and as Chairman and Chief Executive Officer from October 2001 to April 2002 of Imperial Sugar Company.

Devin I. Murphy has served as a director of the Company since July 2008. Mr. Murphy is presently a private investor. Previously, he was a Managing Partner of Coventry Real Estate Advisors, a real estate private equity firm founded in 1998 which sponsors institutional investment funds. Prior to joining Coventry Real Estate Advisors, LLC in 2008, Mr. Murphy was the Global Head of Real Estate Investment Banking at Deutsche Bank Securities, Inc. from 2004 to 2007. Prior to joining Deutsche Bank, he was at Morgan Stanley & Company for 14 years in a variety of roles, including as Co-Head North American Real Estate Investment Banking and Global Head of the firm’s Real Estate Private Capital Markets Group.

D. Fleet Wallace has served as a director of the Company since December 2007. Mr. Wallace also had served as a director of NNN Realty Advisors, Inc. (“NNN”) from November 2006 to December 2007. Mr. Wallace is a principal and co-founder of McCann Realty Partners, LLC, an apartment investment company focusing on garden apartment properties in the Southeast formed in 2004. From April 1998 to August 2001, Mr. Wallace served as corporate counsel and assistant secretary of United Dominion Realty Trust, Inc., a publicly-traded real estate investment trust. From September 1994 to April 1998, Mr. Wallace was in the private practice of law with McGuire Woods in Richmond, Virginia. Mr. Wallace has also served as a Trustee of G REIT Liquidating Trust since January 2008.

Rodger D. Young has served as a director of the Company since April 2003. Mr. Young has been a name partner of the law firm of Young & Susser, P.C. since its founding in 1991, a boutique firm specializing in commercial litigation with offices in Southfield, Michigan and New York City. In 2001, Mr. Young was named Chairman of the Bush Administration’s Federal Judge and U.S. Attorney Qualification Committee by Governor John Engler and Michigan’s Republican Congressional Delegation. Mr. Young is a member of the American College of Trial Lawyers and was listed in the 2007 edition of Best Lawyers of America. Mr. Young was named by Chambers International and by Best Lawyers in America as one of the top commercial litigators in the United States.

ELECTION OF CLASS B DIRECTORS
ONLY IF PROPOSAL NO. 2 IS NOT APPROVED

(Proposal No. 3)

PROPOSAL NO. 3 WILL NOT BE ADOPTED IF STOCKHOLDERS APPROVE PROPOSAL NO. 2.

On November 4, 2009, the Board of Directors unanimously voted to nominate — ONLY in the event Proposal No. 2 is NOT APPROVED and the Board remains classified — Glenn L. Carpenter, Gary H. Hunt and Robert J. McLaughlin for election at the Annual Meeting. Our board of directors is currently divided into three classes, with each director in each class serving for a three-year, staggered term. The Board of Directors currently consists of nine members, classified into three classes as follows: Harold H. Greene, Devin I. Murphy and D. Fleet Wallace constitute a class with a term ending in 2012 (the “Class A directors”); Thomas D’Arcy, C. Michael Kojaian and Rodger D. Young constitute a class with a term ending in 2011 (the “Class C directors”); and Glenn L. Carpenter, Gary H. Hunt and Robert J. McLaughlin constitute a class with a term ending at the upcoming Annual Meeting (the “Class B directors”).

As nominees to serve as Class B directors, each of Glenn L. Carpenter, Gary H. Hunt and Robert J. McLaughlin, if elected at the Annual Meeting, will serve for a term of three years until the 2013 Annual Meeting of Stockholders and until their respective successors are elected and qualified. The Class A directors (Harold H. Greene, Devin I. Murphy and D. Fleet Wallace) and the Class C directors (Thomas D’Arcy, C. Michael Kojaian and Rodger D. Young) will serve until the Annual Meetings of Stockholders to be held in 2010 and 2011, respectively, and until their respective successors have been elected and qualified.

Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election of Glenn L. Carpenter, Gary H. Hunt and Robert J. McLaughlin as directors. In the event that any nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in his or her place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.

A vote by a plurality of the votes cast by holders of Common Stock and Preferred Stock (on an as converted basis) voting as a single class where a quorum is present is needed to elect a director. Cumulative voting is not permitted.

THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF GLENN L. CARPENTER, GARY H. HUNT AND ROBERT J. MCLAUGHLIN AS CLASS B DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

IF PROPOSAL NO.  2 IS APPROVED BY STOCKHOLDERS, THIS PROPOSAL NO. 3 WILL NOT BE ADOPTED, NOTWITHSTANDING ITS STOCKHOLDER APPROVAL, AS IT WILL BE SUPERCEDED BY PROPOSAL NO. 2 AND WILL NOT BE NECESSARY.

Information as to Nominees and Other Directors.

The following table lists our Board of Directors’ nominees for election as Class B directors and our current directors. Also in the table is each person’s age as of November 1, 2009, the periods during which that person has served as one of our directors, and positions currently held with us.

Director Nominees for	Age at	Director	Expiration of Term
a Three-Year Term:	November 1, 2009	Since	(if Board Remains Classified)	Position

Glenn L. Carpenter	66	2007	2009	Director
Gary H. Hunt	61	2007	2009	Director
Robert J. McLaughlin	76	2004	2009	Director
Continuing Directors:
Thomas D’Arcy	49	2009	2010	President and CEO and Director
Harold H. Greene	70	2007	2011	Director
C. Michael Kojaian	48	1996	2010	Chairman of the Board
Devin I. Murphy	49	2008	2011	Director
D. Fleet Wallace	42	2007	2011	Director
Rodger D. Young	63	2003	2010	Director

Biographical Information of Directors

Provided below is a brief description of the principal occupation for the past five years of each of our director nominees and continuing directors, under Proposal No. 3.

Director Nominees:

Glenn L. Carpenter has served as a director of the Company since December 2007 and served as Chairman of the Board of the Company from February 2008 until he voluntarily stepped down as Chairman in January 2009. Mr. Carpenter also served as a director of NNN from November 2006 to December 2007. Since August 2001, Mr. Carpenter has served as the Chief Executive Officer, President and Chairman of FountainGlen Properties, LP, a privately held company in Newport Beach, California, that develops, owns and operates apartment communities for active seniors. Prior to serving with FountainGlen, from 1994 to 2001, Mr. Carpenter was the Chief Executive Officer and founder of Pacific Gulf Properties Inc., a publicly traded REIT that developed and operated industrial business parks and various types of apartment communities. From 1970 to 1994, Mr. Carpenter served as Chief Executive Officer and President, and other officer positions of Santa Anita Realty Enterprises Inc., a publicly traded REIT that owned and managed industrial office buildings, apartments and shopping centers. He has received numerous honors in the real estate field including the 2000 Real Estate Man of the Year Award and was voted the 1999 Orange County Entrepreneur of the Year for real estate. Mr. Carpenter sits on the board of councilors of the School of Gerontology at the University of Southern California and is a council and executive board member of the American Seniors Housing Association.

Gary H. Hunt has served as a director of the Company since December 2007 and as the Company’s Interim Chief Executive Officer from July 2008 until November 16, 2009. Mr. Hunt also served as a director of NNN from November 2006 to December 2007. Mr. Hunt has served as the managing partner of California Strategies, LLC, a privately held consulting firm in Irvine, California that works with large homebuilders, real estate companies and government entities since 2001. Prior to serving with California Strategies, Mr. Hunt was the executive vice president and served on the board of directors and on the Executive Committee of the Board of The Irvine Company, a 110-year-old privately held company that plans, develops and invests in real estate primarily in Orange County, California for 25 years. He also serves on the board of directors of Glenair Inc. and William Lyon Homes. Mr. Hunt has also served as a Trustee of G REIT Liquidating Trust since January 2008.

Robert J. McLaughlin has served as a director of the Company since July 2004. Mr. McLaughlin previously served as a director of the Company from September 1994 to March 2001. He founded The Sutter Group in 1982, a management consulting company that focuses on enhancing shareholder value, and currently serves as its President. Previously, Mr. McLaughlin served as President and Chief Executive Officer of Tru-Circle Corporation, an aerospace subcontractor, from November 2003 to April 2004, and as Chairman of the Board of Directors from August 2001 to February 2003, and as Chairman and Chief Executive Officer from October 2001 to April 2002 of Imperial Sugar Company.

Continuing Directors:

Thomas D’Arcy has served as the President and Chief Executive Officer and as a director of the Company since November 16, 2009. Mr. D’Arcy has been since April 2008 and is currently the non-executive chairman of the board of directors of Inland Real Estate Corporation (NYSE: IRC), where he has also been an independent director since 2005. Mr. D’Arcy has over 20 years of experience acquiring, developing and financing all forms of commercial and residential real estate. He is currently a principal in Bayside Realty Partners, a private real estate company focused on acquiring, renovating and developing land and income producing real estate primarily in the New England area. From 2001 to 2003, Mr. D’Arcy was president and chief executive officer of Equity Investment Group, a private real estate company owned by an investor group which included The Government of Singapore, The Carlyle Group and Northwestern Mutual Life Insurance Company. Prior to his tenure with Equity Investment Group, Mr. D’Arcy was the chairman of the board, president and chief executive officer of Bradley Real Estate, Inc., a Boston-based real estate investment trust traded on the NYSE, from 1989 to 2000. Mr. D’Arcy is a graduate of Bates College.

Harold H. Greene has served as a director of the Company since December 2007. Mr. Greene also served as a director of NNN from November 2006 to December 2007. Mr. Greene is a 40-year veteran of the commercial and residential real estate lending industry. He most recently served as the Managing Director for Bank of America’s California Commercial Real Estate Division from 1998 to his retirement in 2001, where he was responsible for lending to commercial real estate developers in California and managed an investment portfolio of approximately $2.6 billion. From 1990 to 1998, Mr. Greene was the Executive Vice President of SeaFirst Bank in Seattle, Washington and prior to that he served as the Vice Chairman of MetroBank from 1989 to 1990 and in various positions, including Senior Vice President in charge of the Asset Based Finance Group, with Union Bank, where he worked for 27 years. Mr. Greene currently serves as a director of Gary’s and Company (men’s clothing retailer), as a director and member of the audit committee of Paladin Realty Income Properties, Inc., and as a director and member of the audit, compensation and nominating and corporate governance committees of William Lyon Homes.

C. Michael Kojaian has served as a director of the Company since December 1996. He served as the Chairman of the Board of Directors of the Company from June 2002 until December 7, 2007 and has served as the Chairman of the Board of Directors of the Company since January 6, 2009. He has been the President of Kojaian Ventures, L.L.C. and also Executive Vice President, a director and a shareholder of Kojaian Management Corporation, both of which are investment firms headquartered in Bloomfield Hills, Michigan, since 2000 and 1985, respectively. He is also a director of Arbor Realty Trust, Inc. Mr. Kojaian has also served as the Chairman of the Board of Directors of Grubb & Ellis Realty Advisors, Inc., an affiliate of the Company, from its inception in September 2005 until April 2008, and as its Chief Executive Officer from December 13, 2007 until April 2008.

Devin I. Murphy has served as a director of the Company since July 2008. Mr. Murphy is presently a private investor. Previously, he was a Managing Partner of Coventry Real Estate Advisors, a real estate private equity firm founded in 1998 which sponsors institutional investment funds. Prior to joining Coventry Real Estate Advisors, LLC in 2008, Mr. Murphy was the Global Head of Real Estate Investment Banking at Deutsche Bank Securities, Inc. from 2004 to 2007. Prior to joining Deutsche Bank, he was at Morgan Stanley & Company for 14 years in a variety of roles, including as Co-Head North American Real Estate Investment Banking and Global Head of the firm’s Real Estate Private Capital Markets Group.

D. Fleet Wallace has served as a director of the Company since December 2007. Mr. Wallace also had served as a director of NNN from November 2006 to December 2007. Mr. Wallace is a principal and co-founder of McCann Realty Partners, LLC, an apartment investment company focusing on garden apartment properties in the Southeast formed in 2004. From April 1998 to August 2001, Mr. Wallace served as corporate counsel and assistant secretary of United Dominion Realty Trust, Inc., a publicly-traded real estate investment trust. From September 1994 to April 1998, Mr. Wallace was in the private practice of law with McGuire Woods in Richmond, Virginia. Mr. Wallace has also served as a Trustee of G REIT Liquidating Trust since January 2008.

Rodger D. Young has served as a director of the Company since April 2003. Mr. Young has been a name partner of the law firm of Young & Susser, P.C. since its founding in 1991, a boutique firm specializing in commercial litigation with offices in Southfield, Michigan and New York City. In 2001, Mr. Young was named Chairman of the Bush Administration’s Federal Judge and U.S. Attorney Qualification Committee by Governor John Engler and Michigan’s Republican Congressional Delegation. Mr. Young is a member of the American College of Trial Lawyers and was listed in the 2007 edition of Best Lawyers of America. Mr. Young was named by Chambers International and by Best Lawyers in America as one of the top commercial litigators in the United States.

CORPORATE GOVERNANCE

Meetings

For the year ended December 31, 2008, our Board of Directors held 27 meetings. Each incumbent director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during the period that the individual served and (ii) the total number of meetings held by all committees of the Board on which the director served during the period that the individual served.

Independent Directors

The Board determined that seven of the eight directors serving in 2008, Messrs. Carpenter, Greene, Kojaian, McLaughlin, Murphy, Wallace and Young are independent. For the year ended December 31, 2008, Mr. Hunt was not considered independent under New York Stock Exchange (“NYSE”) listing requirements because he had been serving as the Company’s interim Chief Executive Officer commencing in July 2008.

For purposes of determining the independence of its directors, the Board applies the following criteria:

No Material Relationship

The director must not have any material relationship with the Company. In making this determination, the Board considers all relevant facts and circumstances, including commercial, charitable and familial relationships that exist, either directly or indirectly, between the director and the Company.

Employment

The director must not have been an employee of the Company at any time during the past three years. In addition, a member of the director’s immediate family (including the director’s spouse; parents; children; siblings; mothers-, fathers-, brothers-, sisters-, sons- and daughters-in-law; and anyone who shares the director’s home, other than household employees) must not have been an executive officer of the Company in the prior three years.

Other Compensation

The director or an immediate family member must not have received more than $100,000 per year in direct compensation from the Company, other than in the form of director fees, pension or other forms of deferred compensation during the past three years.

Auditor Affiliation

The director must not be a current partner or employee of the Company’s internal or external auditor. An immediate family member of the director must not be a current partner of the Company’s internal or external auditor, or an employee of such auditor who participates in the auditor’s audit, assurance or tax compliance (but not tax planning) practice. In addition, the director or an immediate family member must not have been within the last three years a partner or employee of the Company’s internal or external auditor who personally worked on the Company’s audit.

Interlocking Directorships

During the past three years, the director or an immediate family member must not have been employed as an executive officer by another entity where one of the Company’s current executive officers served at the same time on the compensation committee.

Business Transactions

The director must not be an employee of another entity that, during any one of the past three years, received payments from the Company, or made payments to the Company, for property or services that exceed the greater of $1 million or 2% of the other entity’s annual consolidated gross revenues. In addition, a member of the director’s immediate family must not have been an executive officer of another entity that, during any one of the past three years, received payments from the Company, or made payments to the Company, for property or services that exceed the greater of $1.0 million or 2% of the other entity’s annual consolidated gross revenues.

Audit Committee

The Audit Committee of the Board is a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 as amended (the “Exchange Act”) and the rules thereunder. The Audit Committee operates under a written charter adopted by the Board of Directors. The charter of the Audit Committee was last revised effective January 28, 2008 and is available on the Company’s website at www.grubb-ellis.com. Printed copies of the charter of the Audit Committee may be obtained upon request by contacting Investor Relations, Grubb & Ellis Company, 1551 North Tustin Avenue, Suite 300, Santa Ana, California 92705. The current members of the Audit Committee are Robert McLaughlin, Chair, Harold H. Greene and D. Fleet Wallace. The Board has determined that the members of the Audit Committee are independent under the NYSE listing requirements and the Exchange Act and the rules thereunder, and that Mr. McLaughlin is an audit committee financial expert in accordance with rules established by the SEC. For the year ended December 31, 2008, the Audit Committee held 10 meetings.

Compensation Committee

The Board of Directors has delegated to the Compensation Committee, a separately designated standing committee, oversight responsibilities for the Company’s executive compensation programs.

The Compensation Committee determines the policy and strategies of the Company with respect to executive compensation taking into account certain factors that the Compensation Committee deems appropriate such as (a) compensation elements that will enable the Company to attract and retain executive officers who are in a position to achieve the strategic goals of the Company which are in turn designed to enhance stockholder value, and (b) the Company’s ability to compensate its executives in relation to its profitability and liquidity.

The Compensation Committee approves, subject to further, final approval by the full Board of Directors, (a) all compensation, arrangements and terms of employment, and any material changes to the compensation arrangements or terms of employment, for the NEOs (as defined below) and certain other key employees (including employment agreements and severance arrangements), and (b) the establishment of, and changes to, equity-based awards programs. In addition, each calendar year, the Compensation Committee approves the annual incentive goals and objectives of each named NEO and certain other key employees, evaluates the performance of each NEO and certain other key employees against the approved performance goals and objectives applicable to him or her, determines whether and to what extent any incentive awards have been earned by each NEO, and makes recommendations to the Company’s Board of Directors regarding the approval of incentive awards.

Consistent with the Compensation Committee’s objectives, the Company’s overall compensation program is structured to attract, motivate and retain highly qualified executives by paying them competitively and tying their compensation to the Company’s success as a whole and their contribution to the Company’s success.

The Compensation Committee also provides general oversight of the Company’s employee benefit and retirement plans.

The members of the Compensation Committee for the year ended December 31, 2008 were D. Fleet Wallace, Chair, Glenn L. Carpenter, Gary H. Hunt, Robert J. Mclaughlin and Rodger D. Young. The Board has determined that the members of the Compensation Committee are independent under the NYSE listing requirements and the Exchange Act and the rules thereunder. For the year ended December 31, 2008, the Compensation Committee held ten meetings. The Compensation Committee operates under a written charter adopted by the full Board and revised effective December 10, 2007, which is available on the Company’s website at www.grubb-ellis.com. Printed copies may be obtained upon request by contacting Investor Relations, Grubb & Ellis Company, 1551 North Tustin Avenue, Suite 300, Santa Ana, California 92705.

Corporate Governance and Nominating Committee

The functions of the Company’s Corporate Governance and Nominating Committee, a separately designated standing committee, are to assist the Board with respect to: (i) director qualification, identification, nomination, independence and evaluation; (ii) committee structure, composition, leadership and evaluation; (iii) succession planning for the CEO and other senior executives; and (iv) corporate governance matters. The members of the Corporate Governance and Nominating Committee for the year ended December 31, 2008, were Rodger D. Young, Chair, Harold H. Greene and C. Michael Kojaian. On February 9, 2009, Devin I. Murphy was appointed to serve as a member of the Corporate

Governance and Nominating Committee and Mr. Kojaian resigned as a member of the Corporate Governance and Nominating Committee. Accordingly, the current members of the Corporate Governance and Nominating Committee are Mr. Young, Chair, Mr. Greene and Mr. Murphy. The Board has determined that Messrs. Young, Greene and Murphy are independent under the NYSE listing requirements and the Exchange Act and the rules thereunder. For the year ended December 31, 2008, the Corporate Governance and Nominating Committee held 9 meetings. The Corporate Governance and Nominating Committee operates under a written charter adopted by the Board, which is available on the Company’s website at www.grubb-ellis.com access and printed copies of which may be obtained upon request by contacting Investor Relations, Grubb & Ellis Company, 1551 North Tustin Avenue, Suite 300, Santa Ana, California 92705.

Director Nominations

Nominations by stockholders of persons for election to the Board of Directors must be made pursuant to timely notice in writing to our Secretary. To be timely, a stockholder’s notice shall be delivered or mailed to and received at our principal executive offices not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day prior to the first anniversary of last year’s annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice must be delivered not earlier than the close of business on the 120th day prior to the annual meeting and not later than the close of business on the later of the 90th day prior to the annual meeting or the tenth day following the day on which public announcement of the date of the meeting is first made. Such stockholder’s notice shall set forth: (1) the name, age, business address or, if known, residence address of each proposed nominee; (2) the principal occupation or employment of each proposed nominee; (3) the name and residence of the Chairman of the Board for notice by the Board of Directors, or the name and residence address of the notifying stockholder for notice by said stockholder; and (4) the total number of shares that to the best of the knowledge and belief of the person giving the notice will be voted for each of the proposed nominees.

The Corporate Governance and Nominating Committee considers candidates for director who are recommended by its members, by other Board members, by Stockholders and by management. The Corporate Governance and Nominating Committee evaluates director candidates recommended by stockholders in the same way that it evaluates candidates recommended by its members, other members of the Board, or other persons. The Corporate Governance and Nominating Committee considers all aspects of a candidate’s qualifications in the context of our needs at that point in time with a view to creating a Board with a diversity of experience and perspectives. Among the qualifications, qualities and skills of a candidate considered important by the Corporate Governance and Nominating Committee are a commitment to representing the long-term interests of the stockholders; an inquisitive and objective perspective; the willingness to take appropriate risks; leadership ability; personal and professional ethics, integrity and values; practical wisdom and sound judgment; and business and professional experience in fields such as finance and accounting.

Communications to the Board

Stockholders, employees and others interested in communicating with any of the directors of the Company may do so by writing to such director, c/o Andrea R. Biller, Corporate Secretary, Grubb & Ellis Company, 1551 North Tustin Avenue, Suite 300, Santa Ana, California 92705.

Corporate Governance Guidelines

Effective July 6, 2006, the Board adopted corporate governance guidelines to assist the Board in the performance of its duties and the exercise of its responsibilities. The Company’s Corporate Governance Guidelines are available on the Company’s website at www.grubb-ellis.com and printed copies may be obtained upon request by contacting Investor Relations, Grubb & Ellis Company, 1551 North Tustin Avenue, Suite 300, Santa Ana, California 92705.

Director Attendance at Annual Meetings

Our Board has adopted a policy under which each member of the Board is strongly encouraged to attend each Annual Meeting of our Stockholders. All directors then in office attended the Company’s 2008 Annual Meeting.

Executive Officers of Grubb & Ellis Company

Gary H. Hunt served as the Company’s Interim Chief Executive Officer from July 2008 until November 16, 2009, when Thomas D’Arcy became the President and Chief Executive Officer. For information on Mr. Hunt see “Information about the Directors” above.

The following are the current executive officers of the Company:

Thomas D’Arcy	49, has served as the President and Chief Executive Officer, and as a director, of the Company since November 16, 2009. Mr. D’Arcy has been since April 2008 and is currently the non-executive chairman of the board of directors of Inland Real Estate Corporation (NYSE: IRC), where he has also been an independent director since 2005. Mr. D’Arcy has over 20 years of experience acquiring, developing and financing all forms of commercial and residential real estate. He is currently a principal in Bayside Realty Partners, a private real estate company focused on acquiring, renovating and developing land and income producing real estate primarily in the New England area. From 2001 to 2003, Mr. D’Arcy was president and chief executive officer of Equity Investment Group, a private real estate company owned by an investor group which included The Government of Singapore, The Carlyle Group and Northwestern Mutual Life Insurance Company. Prior to his tenure with Equity Investment Group, Mr. D’Arcy was the chairman of the board, president and chief executive officer of Bradley Real Estate, Inc., a Boston-based real estate investment trust traded on the NYSE, from 1989 to 2000. Mr. D’Arcy is a graduate of Bates College.
Andrea R. Biller	59, has served as Executive Vice President, General Counsel and Corporate Secretary of the Company since December 2007. She joined Grubb & Ellis Realty Investors, LLC in March 2003 as General Counsel and served as NNN’s General Counsel, Executive Vice President and Corporate Secretary since November 2006 and director since December 2007. Ms. Biller also has served as Executive Vice President and Corporate Secretary of Grubb & Ellis Healthcare REIT II, Inc. since January 2009 and Corporate Secretary of Grubb & Ellis Apartment REIT, Inc. since April 2009 and from December 2005 to February 2009. Ms. Biller also has served as a director of Grubb & Ellis Apartment REIT, Inc. since June 2008. Ms. Biller served as an Attorney at the Securities and Exchange Commission, Division of Corporate Finance, in Washington D.C. from 1995-2000, including two years as Special Counsel, and as a private attorney specializing in corporate and securities law from 1990-1995 and 2000-2002. Ms. Biller is licensed to practice law in California, Virginia, and Washington, D.C.

Jeffrey T. Hanson	38, has served as Chief Investment Officer of the Company since December 2007. He has served as Chief Investment Officer of NNN since November 2006 and as a director since November 2008 and joined Grub & Ellis Realty Investors in July 2006 and has served as its President and Chief Investment Officer since November 2007. Mr. Hanson has also served as the President and Chief Executive Officer of Triple Net Properties Realty, Inc. (“Realty”) since July 2006 and as Chairman since April 2007. Mr. Hanson also has served as Chief Executive Officer and Chairman of the Board of Grubb & Ellis Healthcare REIT II, Inc. since January 2009. From December 1997 to July 2006, Mr. Hanson was a Senior Vice President with the Grubb and Ellis Institutional Investment Group in Grubb & Ellis’ Newport Beach office. Mr. Hanson served as a real estate broker with CB Richard Ellis from 1996 to December 1997. Mr. Hanson formerly served as a member of the Grubb & Ellis President’s Counsel and Institutional Investment Group Board of Advisors.
Stanley J. Olander, Jr.	55, has served as an Executive Vice President — Multifamily of the Company since December 2007. He has also served as Chief Executive Officer and a director of Grubb & Ellis Apartment REIT, Inc. and Chief Executive Officer of Grubb & Ellis Apartment REIT Advisors, LLC since December 2005. Mr. Olander has also served as Grubb & Ellis Apartment REIT, Inc.’s Chairman of the Board since December 2006 and has also served as President of Grubb & Ellis Apartment REIT, Inc. and President of Grubb & Ellis Apartment REIT Advisors, LLC since April 2007. Mr. Olander has also been a Managing Member of ROC REIT Advisors, LLC since 2006 and a Managing Member of ROC Realty Advisors since 2005. Additionally, since July 2007, Mr. Olander has also served as Chief Executive Officer, President and Chairman of the Board of Grubb & Ellis Residential Management, Inc. He served as President and Chief Financial Officer and a member of the board of directors of Cornerstone Realty Income Trust, Inc. from 1996 until April 2005
Richard W. Pehlke	56, has served as the Executive Vice President and Chief Financial Officer of the Company since February 2007. Prior to joining the Company, Mr. Pehlke served as Executive Vice President and Chief Financial Officer and a member of the board of directors of Hudson Highland Group, a publicly held global professional staffing and recruiting business, from 2003 to December 2005 and served as a consultant during 2006. From 2001 to 2003, Mr. Pehlke operated his own consulting business specializing in financial strategy and leadership development. In 2000, he was the Executive Vice President and Chief Financial Officer of ONE, Inc. a privately held software implementation business. Prior to 2000, Mr. Pehlke held senior financial positions in the telecommunications, financial services and food and consumer products industries.
Jacob Van Berkel	49, has served as Executive Vice President and Chief Operating Officer of the Company since February 2008 and President, Real Estate Services since May 2008. Mr. Van Berkel oversees operations and business integration for Grubb & Ellis, having joined NNN in August 2007 to assist with the merger of the two companies. He is responsible for the strategic direction of all Grubb & Ellis’ human resources, marketing and communications, research and other day-to-day operational activities. He has 25 years of experience, including more than four years at CB Richard Ellis as senior vice president, human resources as well as in senior global human resources, operations and sales positions with First Data Corporation, Gateway Inc. and Western Digital.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires Grubb & Ellis’ directors, certain officers and persons who own more than 10% of its Common Stock, to file with the SEC initial reports of ownership of Grubb & Ellis’ equity securities and to file subsequent reports when there are changes in such ownership. Based on a review of reports submitted to Grubb & Ellis, we believe that during the fiscal year ended December 31, 2008 all Section 16(a) filing requirements applicable to our officers, directors, and more than 10% owners were complied with on a timely basis, except as noted below.

On November 17, 2008, Rodger D. Young, a director of the Company, purchased 14,000 shares of the Company’s common stock on the open market. As a result of this transaction, a Form 4 was due to be filed on November 19, 2008 for Mr. Young, but was not filed until November 21, 2008. In addition, on December 10, 2008, the Company awarded each of its outside directors 20,000 restricted shares of the Company’s common stock, pursuant to the Company’s 2006 Omnibus Equity Plan which vest in equal 33 1/3 portions on each of the first, second, and third anniversaries of the grant date (December 10, 2008). As a result of this award, a Form 4 was due to be filed on December 12, 2008 for each of the following directors: Glenn L. Carpenter, Harold H. Greene, C. Michael Kojaian, Robert J. McLaughlin, Devin I. Murphy, D. Fleet Wallace and Rodger D. Young. However, the required Form 4s for each of the aforementioned outside directors of the Company were not filed until December 16, 2008.

Executive Compensation Discussion And Analysis

This compensation discussion and analysis describes the governance and oversight of the Company’s executive compensation programs and the material elements of compensation paid or awarded to those who served as the Company’s principal executive officer, the Company’s principal financial officer, and the three other most highly compensated executive officers of the Company during the period from January 1, 2008 through December 31, 2008 (collectively, the “named executive officers” or “NEOs” and individually, a “named executive officer” or “NEO”). The specific amounts and material terms of such compensation paid, payable or awarded are disclosed in the tables and narrative included in this Proxy Statement.

The compensation disclosure provided with respect to the Company’s NEOs and directors with respect to calendar year 2008 represent their full year’s compensation for such year, incurred by the Company with respect to calendar year 2008. The compensation disclosure provided with respect to the Company’s NEOs and directors with respect to calendar years 2007 and 2006 represent their full year’s compensation for each of those years, incurred by either NNN or the Company, as applicable, with respect to calendar year 2006, and incurred by either NNN or the Company, as applicable with respect to the entire 2007 calendar year, except for the period December 8, 2007 through December 31, 2007, during this three week stub period the Company incurred the entire compensation to all NEOs and directors.

Compensation Committee Overview

The Board of Directors has delegated to the Compensation Committee oversight responsibilities for the Company’s executive compensation programs.

The Compensation Committee determines the policy and strategies of the Company with respect to executive compensation taking into account certain factors that the Compensation Committee deems appropriate such as (a) compensation elements that will enable the Company to attract and retain executive officers who are in a position to achieve the strategic goals of the Company which are in turn designed to enhance stockholder value, and (b) the Company’s ability to compensate its executives in relation to its profitability and liquidity.

The Compensation Committee approves, subject to further, final approval by the full Board of Directors, (a) all compensation arrangements and terms of employment, and any material changes to the compensation arrangements or terms of employment, for the NEOs and certain other key employees (including employment agreements and severance arrangements), and (b) the establishment of, and changes to, equity-based awards programs. In addition, each calendar year, the Compensation Committee approves the annual incentive goals and objectives of each NEO and certain other key employees, evaluates the performance of each NEO and certain other key employees against the approved performance goals and objectives applicable to him or her, determines whether and to what extent any incentive awards have been earned by each NEO, and makes recommendations to the Company’s Board of Directors regarding the approval of incentive awards.

Consistent with the Compensation Committee’s objectives, the Company’s overall compensation program is structured to attract, motivate and retain highly qualified executives by paying them competitively and tying their compensation to the Company’s success as a whole and their contribution to the Company’s success.

The Compensation Committee also provides general oversight of the Company’s employee benefit and retirement plans.

The Compensation Committee operates under a written charter adopted by the full Board and revised effective December 10, 2007, which is available on the Company’s website at www.grubb-ellis.com. Printed copies may be obtained upon request by contacting Investor Relations, Grubb & Ellis Company, 1551 North Tustin Avenue, Suite 300, Santa Ana, California 92705.

Use of Consultants

Under its charter, the Compensation Committee has the power to select, retain, compensate and terminate any compensation consultant it determines is useful in the fulfillment of the Committee’s responsibilities. The Committee also has the authority to seek advice from internal or external legal, accounting or other advisors.

In the fourth quarter of 2007, and in anticipation of the closing of the Company’s stock merger (the “Merger”) with NNN, the Company engaged the services of FPL Associations Compensation, an outside consulting firm, to provide a comprehensive compensation study of the merged companies for the Compensation Committee and the board of directors with respect to an analysis of, and proposed designs and recommendations for, compensation arrangements primarily for the NEO’s, other lay service executives, directors, brokers and the board.

The Company has previously engaged the services of Ferguson Partners, an affiliate of FPL Associates Compensation. In February 2007, Ferguson Partners managed the search for the Company’s Chief Financial Officer which resulted in the hiring of the Company’s Chief Financial Officer, Richard W. Pehlke in February 2007. In conjunction with the search, Ferguson Partners advised the Committee with respect to Mr. Pehlke’s compensation arrangements and terms of employment. Similarly, the Compensation Committee has used the services of Ferguson Partners in the past in connection with the search and establishment of the compensation arrangements and terms of employment for the other executive officers. In each instance, and in connection with the study conducted by its affiliate, FPL Associates Compensation in the fourth quarter of 2007, Ferguson Partners and FPL Associates Compensation provided to the Compensation Committee and the board with information regarding comparative market compensation arrangements.

In March 2008, the Company engaged Christenson Advisors, LLC to provide an array of compensation and human resource related services across the Company.

The Company engaged the services of Equinox Partners in July 2008 to manage the search for the Company’s Chief Executive Officer following Scott D. Peters’ resignation in July 2008. Mr. D’Arcy became the Company’s President and Chief Executive Officer on November 16, 2009.

Role of Executives in Establishing Compensation

In advance of each Compensation Committee meeting, the Chief Executive Officer and the Chief Operating Officer work with the Compensation Committee Chairman to set the meeting agenda. The Compensation Committee periodically consults with the Chief Executive Officer of the Company with respect to the hiring and the compensation of the other NEOs and certain other key employees. Members of management, typically the Chief Executive Officer, the Chief Financial Officer and General Counsel, regularly participate in non-executive portions of Compensation Committee meetings.

Certain Compensation Committee Activity

The Compensation Committee met ten times during the year ended December 31, 2008 and in fulfillment of its obligations, among other things, determined on December 3, 2008, based upon a recommendation of Christenson Advisors, LLC, that the cash retainer for independent, outside directors of $50,000 per annum would remain the same as would the Board Meeting and Committee Meeting fees of $1,500 per meeting. Similarly, the Compensation Committee determined that the Audit Chair retainer, the Compensation Chair retainer and the Governance Chair retainer would remain constant at $15,000, $10,000 and $7,500 per annum, respectively. The Compensation Committee also decided, based upon a recommendation of Christenson Advisors, LLC, that the $60,000 annual equity award for independent, outside directors, with respect to 2009 only, be capped at 20,000 shares due to decline in the stock market in 2008, which adversely affected the price of the Company’s shares.

Compensation Philosophy, Goals and Objectives

As a commercial real estate services company, the Company is a people oriented business which strives to create an environment that supports its employees in order to achieve its growth strategy and other goals established by the board so as to increase stockholder value over the long term.

The primary goals and objectives of the Company’s compensation programs are to:

•	Compensate management, key employees, independent contractors and consultants on a competitive basis to attract, motivate and retain high quality, high performance individuals who will achieve the Company’s short-term and long term goals;

•	Motivate and reward executive officers whose knowledge, skill and performance are critical to the Company’s success;

•	Align the interests of the Company’s executive officers and stockholders through equity-based long-term incentive awards that motivate executive officers to increase stockholder value and reward executive officers when stockholder value increases; and

•	Ensure fairness among the executive management team by recognizing contributions each executive officer makes to the Company’s success.

The Compensation Committee established these goals in order to enhance stockholder value.

The Company believes that it is important for variable compensation, i.e., where an NEO has a significant portion of his or her total “cash compensation” as risk, to constitute a significant portion of total compensation and that such variable compensation be designed so as to reward effective team work (through the achievement of Company-wide financial goals) as well as the achievement of individual goals (through the achievement of business unit/functional goals and individual performance goals and objectives). The Company believes that this dual approach best aligns the individual NEO’s interest with the interests of the stockholders.

Compensation During Term of Employment

The Company’s compensation program for NEOs is comprised of four key elements — base salary, annual bonus incentive compensation, stock-based compensation and incentives and a retirement plan — that are intended to balance the goals of achieving both short-term and long-term results which the Company believes will effectively align management with stockholders.

Base Salary

Amounts paid to NEOs as base salaries are included in the column captioned “Salary” in the Summary Compensation Table below. The base salary of each NEO is determined based upon their position, responsibility, qualifications and experience, and reflects consideration of both external comparison to available market data and internal comparison to other executive officers.

The base salary for an NEO is typically established at the time of the negotiation of his or her respective employment agreement. In the case of the Company’s General Counsel Executive Vice President and Corporate Secretary, Andrea R. Biller, her compensation has not been adjusted since the inception of her current employment agreement. In the case of the Company’s Chief Financial Officer and Executive Vice President, Richard W. Pehlke, his base salary was increased on January 1, 2008 from $350,000 to $375,000. Chief Investment Officer, Jeffrey T. Hanson’s base salary was increased on August 1, 2008 from $350,000 to $450,000. As a result of Jacob Van Berkel being promoted to Chief Operating Officer and Executive Vice President on March 1, 2008, Mr. Van Berkel’s base salary was increased from $280,000 to $400,000.

The base salary component is designed to constitute between 20% and 50% of total annual compensation target for the NEOs based upon each individual’s position in the organization and the Committee’s determination of each position’s ability to directly impact the Company’s financial results.

Annual Bonus Incentive Compensation

Amounts paid to NEOs under the annual bonus plan are included in the column captioned “Bonus” in the Summary Compensation Table below. In addition to earning base salaries, each of the Company’s NEOs is eligible to receive an annual cash bonus, the target amount of which is set by the individual employment agreement with each NEO. The annual bonus incentive of each NEO is determined based upon his or her position, responsibility, qualifications and experience, and reflects consideration of both external comparison to available market data and internal comparison to other executive officers.

Jeffrey T. Hanson, Chief Investment Officer, had his annual bonus incentive target increase from 100% to 150% effective August 1, 2008. Richard W. Pehlke, Chief Financial Officer and Executive Vice President, had his annual bonus incentive target increase from 50% to 150% effective January 1, 2008.

In 2007, the bonus plan with respect to those NEOs who were executive officers of the Company had a formulaic component based on achievement of specified Company earnings before interest and taxes (“EBIT”) and business unit/function EBIT goals and also a component based on the achievement of personal goals and objectives designed to enhance the overall performance of the Company. The bonus plan of those NEOs, who were executive officers of the NNN, while taking into account NNN’s earnings before interest, taxes, depreciation and amortization (“EBITDA”), as well as personal goals and objectives, was not formulaic, but rather, more discretionary in nature. Beginning in 2008, the bonus plan for all NEOs has been standardized and will be tied to the specified targets based on the Company’s EBITDA as discussed below.

The annual cash bonus plan target for NEOs is between 50% and 200% of base salary and is designed to constitute from 20% to 50% of an NEO’s total annual target compensation. The bonus plan component is based on each individual’s role and responsibilities in the Company and the Compensation Committee’s determination of each NEO’s ability to directly impact the Company’s financial results.

The Compensation Committee reviews each NEO’s bonus plan annually. Annual Company EBITDA targets are determined in connection with the annual calendar-year based budget process. A minimum threshold of 80% of Company EBITDA must be achieved before any payment is awarded with respect to this component of bonus compensation. At the end of each calendar year, the Chief Executive Officer reviews the performance of each of the other NEOs and certain other key employees against the financial objectives and against their personal goals and objectives and makes recommendations to the Compensation Committee for payments on the annual cash bonus plan. The Compensation Committee reviews the recommendations and forwards these to the Board for final approval of payments under the plan.

For fiscal year 2008, no annual incentive bonus plan payments were made to the NEOs.

During 2007, the Compensation Committee revised the calendar 2007 bonus plans for the Company’s NEOs to increase the percentage of bonus tied to the Company’s EBIT performance in order to more closely link the annual bonus to the Company’s overall financial performance. The chart directly below captioned “Annual Bonus Incentive Compensation” provides the details of the calendar 2006, calendar 2007 plans and calendar 2008 plans.

In addition to the annual bonus program, from time to time the Board may establish one-time cash bonuses related to the satisfactory performance of identified special projects. Upon the closing of the Merger, Scott D. Peters, the Company’s former Chief Executive Officer and President received (i) a special one-time transaction success fee of $1,000,000, (ii) 528,000 shares of common stock of the Company from Anthony W. Thompson, the former Chairman of the Board of the Company, and (iii) the right to receive up to $1,000,000 for a second residence in California, which right Mr. Peters irrevocably waived in January, 2008. The 528,000 shares of common stock received from Anthony W. Thompson were forfeited by Mr. Peters upon his departure from the Company in July 2008 and returned to Mr. Thompson.

Annual Bonus Incentive Compensation

		Bonus Target
		as a			Business
	Calendar	% of Base		Company	Unit/Function	Personal Goals
	Year	Salary		Performance(5)	Performance(5)	and Objectives

Gary H. Hunt(1)	2008	—		—	—	—
Former Interim Chief Executive Officer
Scott D. Peters(2)	2008	200%		70%	—	30%
Former Chief Executive Officer	2007	200%		—	—	—
	2006	—		—	—	—
Richard W. Pehlke	2008	150%		70%	—	30%
Executive Vice President, and	2007	50	%(3)	90%		10%
Chief Financial Officer
Andrea R. Biller	2008	150%		70%	—	30%
Executive Vice President,	2007	150%		—	—	—
General Counsel and Corporate Secretary	2006	—		—	—	—
Jeffrey T. Hanson	2008	150%		40%	40%	20%
Chief Investment Officer	2007	100%		—	—	—
	2006	—		—	—	—
Jacob Van Berkel(4)	2008	100%		70%	—	30%
Chief Operating Officer and	2007	100%		—	—	—
Executive Vice President

(1)	Mr. Hunt served as the Interim Chief Executive Officer from July 2008 until November 16, 2009, when Mr. D’Arcy became the President and Chief Executive Officer.

(2)	Mr. Peters served as the Chief Executive Officer until July 2008.

(3)	Mr. Pehlke had a minimum guaranteed bonus of $125,000 for calendar 2007, prorated based on his hire date in February 2007 (equal to $110,577).

(4)	Mr. Van Berkel joined the Company in August 2007.

(5)	2008 bonuses calculated based on Company EBITDA and 2007 bonuses calculated based on Company EBIT.

Stock-Based Compensation and Incentives

The compensation associated with stock awards granted to NEOs is included in the Summary Compensation Table and other tables below (including the charts that show outstanding equity awards). Except for the January 24, 2008 grant of 75,000 and 80,000 restricted shares of common stock to Richard W. Pehlke and Jacob Van Berkel respectively, and the December 3, 2008 grant of 250,000 restricted shares of common stock to each of Richard W. Pehlke and Jacob Van Berkel, no other grants were made to NEOs during the year ended December 31, 2008.

In February of 2009, each of Messrs. Pehlke and Van Berkel, on their own initiative, voluntarily returned an aggregate of 131,000 and 130,000 restricted shares, respectively, to the Company for re-allocation of such restricted shares, on the same terms and conditions, to various employees in their respective business units.

The equity grants are intended to align management with the long-term interests of the Company’s stockholders and to have a retentive effect upon the Company’s NEOs. The Compensation Committee and the Board of Directors approve all equity grants to NEOs.

Profit Sharing Plan

NNN has established a profit sharing plan for its employees, pursuant to which NNN provides matching contributions. Generally, all employees are eligible to participate following one year of service with NNN. Matching contributions are made in NNN’s sole discretion. Participants’ interests in their respective contribution account vests over 4 years, with 0.0% vested in the first year of service, 25.0% in the second year, 50.0% in the third year and 100.0% in the fourth year.

Retirement Plans

The amounts paid to the Company’s NEOs under the retirement plan are included in the column captioned “All Other Compensation” in the Summary Compensation Table below. The Company has established and maintains a retirement savings plan under Section 401(k) of the Internal Revenue Code of 1986 (the “Code”) to cover the Company’s eligible employees including the Company’s NEOs. The Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a tax deferred basis through contributions to the 401(k) Plan. The Company’s 401(k) Plan is intended to constitute a qualified plan under Section 401(k) of the Code and its associated trust is intended to be exempt from federal income taxation under Section 501(a) of the Code. The Company makes Company matching contributions to the 401(k) Plan for the benefit of the Company’s employees including the Company’s NEOs. In April 2009, the Company’s matching contributions to the 401(k) plan were suspended.

Personal Benefits and Perquisites

The amounts paid to the Company’s NEOs for personal benefits and perquisites are included in the column captioned “All Other Compensation” in the Summary Compensation Table below. Perquisites to which all of the Company’s NEOs are entitled include health, dental, life insurance, long-term disability, profit-sharing and a 401(k) savings plan, and 100% of the premium cost of health insurance for certain NEOs is paid for by the Company. Upon the closing of the Merger, Scott D. Peters, the Company’s then Chief Executive Officer and President had the right to receive up to $1,000,000 for a second residence in California, which right Mr. Peters irrevocably waived in January, 2008.

Long Term Incentive Plan

On May 1, 2008, the Compensation Committee adopted the Long Term Incentive Plan (“LTIP”) of Grubb & Ellis Company, effective January 1, 2008, designed to reward the efforts of the executive officers of the Company to successfully attain the Company’s long-term goals by directly tying the executive officers’ compensation to the Company and individual results. During fiscal year 2008, no NEO received an award under the LTIP.

The LTIP is divided into two components: (i) annual long-term incentive target which comprises 50% of the overall target, and (ii) multi-year annual incentive target which comprises the other 50%.

Awards under the LTIP are earned by performance during a fiscal year and by remaining employed by the Company through the date awards are granted, usually in March for annual long-term incentive awards or though the conclusion of the three-year performance period for multi-year long term incentive awards (“Grant Date”).

All awards are paid in shares of the Company’s common stock, subject to the rights of the Company to distribute cash or other non-equity forms of compensation in lieu of the Company’s common stock.

The annual long-term incentive target is broken down into three components: (i) absolute stockholder return (30%); corporate EBITDA (35%); and individual performance priorities (35%). Vesting of awards upon achievement of the annual long-term incentive targets is as follows: (i) 33.33% of the restricted shares of the Company’s common stock will vest on the Grant Date; (ii) 33.33% will vest in the first anniversary of the Grant Date; and (iii) the remaining 33.33% will vest on the second anniversary of the Grant Date.

The multi-year long-term incentive target is broken down into two components: (i) absolute stockholder return (50%); and relative total stockholder return (50%). Vesting of wards upon achievement of the multi-year long-term incentive awards is as follows: (i) 50% of the restricted shares of the Company’s common stock will be paid on the Grant Date; and (ii) 50% on the first year anniversary of the Grant Date.

Summary Compensation Table

The following table sets forth certain information with respect to compensation for the calendar years ended December 31, 2008, 2007 and 2006 earned by or paid to the Company’s named executive officers for such full calendar years (by either NNN or legacy Grubb & Ellis, as applicable, prior to the Merger, and by the Company subsequent to the Merger). In certain instances throughout this Proxy Statement, phrases such as “legacy Grubb & Ellis” or similar descriptions are used to reference, when appropriate, Grubb & Ellis prior to the Merger; similarly, the term NNN, “legacy NNN” or similar phrases are used to reference, when appropriate, NNN prior to the Merger.

									Change in
									Pension Value
								Non-Equity	And
								Incentive	Nonqualified
	Year					Stock	Option	Plan	Deferred	All Other
	Ended	Salary		Bonus		Awards	Awards	Compensation	Compensation	Compensation
Name and Principal Position	December	($)		($)		($)(11)	($)(12)	($)	Earnings	($)(8)(13)(14)	Total

Gary H. Hunt(1)	2008	$300,000	(5)	$—		$59,088	$—	$—	$—	$—	$359,088
Former Interim Chief Executive Officer
Scott D. Peters(2)	2008	401,889		—		704,841	68,500	—	—	528,310	1,703,540
Former Chief	2007	587,808		1,825,800		2,610,555	91,250	—	—	655,621	5,771,034
Executive Officer	2006	611,250		1,125,900	(7)	1,834,669	81,345			977,260	4,630,424
Richard W. Pehlke(3)	2008	375,000		—		112,951	—	—	—	—	487,951
Executive Vice President, and	2007	299,500		200,000		49,770	198,808	—	—	—	748,078
Chief Financial Officer
Andrea R. Biller	2008	400,000		—		100,106	42,803	—	—	688,565	1,231,474
Executive Vice	2007	400,000		451,000		1,286,413	73,000	—	—	592,134	2,802,547
President, General Counsel	2006	391,674		501,200	(7)	411,667	65,076	—	—	72,834	1,442,451
and Corporate Secretary
Jeffrey T. Hanson	2008	391,667		250,000	(10)	2,900,777	38,168	—	—	556,727	4,137,339
Chief Investment Officer	2007	350,000		500,350	(10)	3,410,352	45,625	—	—	425,106	4,731,433
	2006	117,628	(6)	1,212,180	(9)	726,079	40,673	—	—	1,083	2,097,643
Jacob Van Berkel(4)	2008	380,000		—		149,203	—	—	—	4,816	534,019
Chief Operating Officer and	2007	115,096		225,000		2,238	—	—	—	30	342,364
Executive Vice President

(1)	Mr. Hunt served as the Interim Chief Executive Officer from July 2008 until November 16, 2009, when Mr. D’Arcy became the President and Chief Executive Officer.

(2)	Mr. Peters served as the Chief Executive Officer from December 2007 until July 2008.

(3)	Mr. Pehlke has served as the Chief Financial Officer since February 2007.

(4)	Mr. Van Berkel joined the Company in August 2007.

(5)	Amounts paid to Mr. Hunt represent a consulting fee as Mr. Hunt consults as the Interim Chief Executive Officer and is not an employee of the Company.

(6)	Mr. Hanson’s annual salary for fiscal 2006 was $250,000. The $117,628 represents amounts paid or to be paid to Mr. Hanson from July 29, 2006 (the date Mr. Hanson joined Grubb & Ellis Realty Investors, LLC (“GERI”)) through December 31, 2006.

(7)	Bonus amounts include bonuses of $100,000 earned in fiscal 2006 to each of Mr. Peters and Ms. Biller upon the receipt by NNN from G REIT, a public non-traded REIT that NNN sponsored, of net commissions aggregating $5 million or more from the sale of G REIT properties pursuant to a plan of liquidation approved by G REIT stockholders.

(8)	All other compensation also includes: (i) cash distributions based on membership interests of $85,303, $159,418 and $50,000 earned by Mr. Peters and $121,804, $159,418 and $50,000 earned by Ms. Biller from Grubb & Ellis Apartment Management, LLC for each of the calendar years ended December 31, 2008, 2007 and 2006, respectively; and (ii) cash distributions based on membership interests of $386,700, $413,546 and $0 earned by Mr. Peters and $547,519, $413,546 and $0 earned by each of Mr. Hanson and Ms. Biller from Grubb & Ellis Healthcare Management, LLC for each of the calendar years ended December 31, 2008, 2007 and 2006, respectively.

(9)	Mr. Hanson was appointed GERI’s Managing Director, Real Estate on July 29, 2006. His bonus amount included a $750,000 sign-on bonus that was paid in September 2006. Amount also included a special bonus paid to Mr. Hanson pursuant to his employment agreement for being the procuring cause of at least $25 million in equity from new sources, which equity was received by GERI during the fiscal year, for real estate investments sourced by GERI.

(10)	Amount includes a special bonus of $250,000. The 2008 special bonus has not yet been paid.

(11)	The amounts shown are the amounts of compensation cost related to the grants of restricted stock, as well as the compensation expense associated with the accelerated vesting of the restricted stock at the Merger date, as described in Statement of Financial Accounting Standards No. 123R Share-Based Payment (“SFAS No. 123R”), utilizing the assumptions discussed in Note 23 to the consolidated financial statements included in Item 8 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 (the “Annual Report”).

(12)	The amounts shown are the amounts of compensation cost related to the grants of stock options, as well as compensation expense associated with the accelerated vesting of the stock options at the Merger date, as described in SFAS No. 123R, utilizing the assumptions discussed in Note 23 to the consolidated financial statements included in Item 8 of the Annual Report.

(13)	The amounts shown include the Company’s incremental cost for the provision to the named executive officers of certain specified perquisites in fiscal 2008, 2007 and 2006, as follows:

				Tax Gross	Medical &
		Living	Travel	Up	Dental
		Expenses	Expenses	Payment	Premiums	Total
Named Executive Officer	Year	($)	($)	($)	($)	($)

Gary H. Hunt	2008	$—	$—	$—	$—	$—
Scott D. Peters	2008	15,871	15,209	—	7,161	38,241
	2007	27,314	29,573	—	8,340	65,227
	2006	24,557	31,376	853,668	1,043	910,644
Richard W. Pehlke	2008	—	—	—	7,287	7,287
	2007	—	—	—	—	—
Andrea R. Biller	2008	—	—	—	4,621	4,621
	2007	—	—	—	1,740	1,740
	2006	—	—	—	218	218
Jeffrey T. Hanson	2008	—	—	—	13,179	13,179
	2007	—	—	—	8,340	8,340
	2006	—	—	—	1,043	1,043
Jacob Van Berkel	2008	—	—	—	—	—
	2007	—	—	—	—	—

(14)	The amounts shown also include the following 401(k) matching contributions made by the Company, income attributable to life insurance coverage and contributions to the profit-sharing plan in fiscal 2008, 2007 and 2006, as follows:

		401(k) Plan		Profit-Sharing Plan
		Company	Life Insurance	Company
		Contributions	Coverage	Contributions	Total
Named Executive Officer	Year	($)	($)	($)	($)

Gary H. Hunt	2008	$—	$—	$—	$—
Scott D. Peters	2008	4,600	374	—	4,974
	2007	3,100	120	14,210	17,430
	2006	—	116	16,500	16,616
Richard W. Pehlke	2008	—	1,290	—	1,290
	2007	—	—	—	—
Andrea R. Biller	2008	—	1,290	—	1,290
	2007	3,100	120	14,210	17,430
	2006	6,000	116	16,500	22,616
Jeffrey T. Hanson	2008	—	270	—	270
	2007	3,100	120	—	3,220
	2006	—	40	—	40
Jacob Van Berkel	2008	4,600	450	—	5,050
	2007	—	30	—	30

Grants of Plan-Based Awards

The following table sets forth information regarding the grants of plan-based awards made to its NEOs for the fiscal year ended December 31, 2008.

All Other
		All Other	Option Awards:	Exercise or
		Stock Awards:	Number of	Base Price	Grant Date
		Number of	Securities	of Option	Fair Value of Stock
		Shares of	Underlying	Awards	and Option
Name	Grant Date	Stock of Units	Options(1)	($/Share)	Awards($)(1)

Gary H. Hunt	—	—	—	$—	$—
Scott D. Peters	—	—	—	—	—
Richard W. Pehlke	01/24/08	75,000 (2)	—	4.41	330,750
	12/03/08	250,000 (2)		1.26	315,000
Andrea R. Biller	—	—	—	—	—
Jeffrey T. Hanson	—	—	—	—	—
Jacob Van Berkel	01/24/08	80,000 (2)	—	4.41	352,800
	12/03/08	250,000 (2)		1.26	315,000

(1)	The grant date fair value of the shares of restricted stock and stock options granted were computed in accordance with SFAS No. 123R.

(2)	Amounts shown with respect to Messrs. Pehlke and Van Berkel represent restricted stock awarded pursuant to the Company’s 2006 Omnibus Equity Plan which will vest in equal thirty-three and one third (33 1/3%) installments on each of the first, second and third anniversaries of their respective grant dates. In February 2009, each of Messrs. Pehlke and Van Berkel, on their own initiative, voluntarily returned an aggregate of 131,000 and 130,000 restricted shares, respectively, to the Company for re-allocation of such restricted shares, on the same terms and conditions, to various employees in their respective business units.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth summary information regarding the outstanding equity awards held by the Company’s named executive officers at December 31, 2008:

	Option Awards				Stock Awards
	Number of	Number of			Number of		Market Value
	Securities	Securities			Shares or		of Shares
	Underlying	Underlying			Units of		or Units
	Unexercised	Unexercised	Option	Option	Stock That		of Stock That
	Options	Options	Exercise	Expiration	Have Not		Have Not
Name	Exercisable	Unexercisable	Price	Date	Vested		Vested(1)

Gary H. Hunt	—	—	—	—	7,333	(2)	$83,303
	—	—	—	—	5,997	(3)	$40,000
Scott D. Peters	—	—	—	—
Richard W. Pehlke	25,000 (4)	—	$11.75	02/14/2017	75,000	(5)	$330,750
					250,000	(6)	$315,000
Andrea R. Biller	35,200 (7)	—	$11.36	11/16/2016	17,600	(8)	$199,936
Jeffrey T. Hanson	22,000 (9)	—	$11.36	11/16/2016	247,720	(10)	$2,814,099
					11,733	(11)	$133,287
Jacob Van Berkel	—	—	—	—	11,733	(12)	$59,252
	—	—	—	—	80,000	(5)	$352,800
	—	—	—	—	250,000	(6)	$315,000

(1)	The grant date fair value of the shares of restricted stock granted on January 24, 2008 or December 3, 2008, as applicable, as computed in accordance with SFAS No. 123R, is reflected in the Grants of Plan-Based Awards table.

(2)	Amounts shown represent 11,000 restricted shares of the Company’s common stock that were received in connection with the Merger in exchange for 12,500 shares of NNN restricted stock. The 12,500 shares were awarded to Mr. Hunt as a Director pursuant to the NNN’s 2006 Long Term Incentive Plan and vest in equal 1/3 installments in each of the first, second and third anniversaries of the grant date (June 27, 2007), subject to continued service with the Company.

(3)	Amounts shown represent 8,996 shares of the Company’s common stock that were awarded to Mr. Hunt as a Director under the 2006 Omnibus Equity Plan and vest in equal 1/3 installments in each of the first, second and third anniversaries of the grant date (December 10, 2007), subject to continued service with the Company.

(4)	Amounts shown represent options granted on February 15, 2007. These options vest in equal installments of thirty-three and one-third percent (33 1/3%) on the last business day before each of the first, second and third anniversaries of February 14, 2007, subject to the terms of the Stock Option Agreement by and between Mr. Pehlke and the Company, dated as of February 15, 2007, and the Company’s 2006 Omnibus Equity Plan. The full 25,000 options vested on the date of the Merger.

(5)	Amounts shown represent shares of the Company’s common stock that were awarded on January 23, 2008 under the 2006 Omnibus Equity Plan which will vest in equal 1/3 installments in each of the first, second and third anniversaries of the grant date, subject to continued service with the Company.

(6)	Amounts shown represent shares of the Company’s common stock that were awarded on December 3, 2008 under the 2006 Omnibus Equity Plan which will vest in equal 1/3 installments in each of the first, second and third anniversaries of the grant date, subject to continued service with the Company.

(7)	Amounts shown represent options received in the Merger in exchange for stock options to acquire 40,000 shares of the common stock of NNN for $10.00 per share. These options vested and became exercisable with respect to one-third of the underlying shares of the Company’s common stock on each of November 16, 2006, November 16, 2007 and November 16, 2008 and have a maximum term of ten-years.

(8)	Amounts shown represent 26,400 restricted shares of the Company’s common stock that were received in connection with the Merger in exchange for 30,000 shares of NNN restricted stock. The 30,000 shares were awarded to Ms. Biller pursuant to the NNN’s 2006 Long Term Incentive Plan and vest in equal 1/3 installments in each of the first, second and third anniversaries of the grant date (June 27, 2007), subject to continued service with the Company.

(9)	Amounts shown represent options received in the Merger in exchange for stock options to acquire 25,000 shares of the common stock of NNN for $10.00 per share. These options vested and became exercisable with respect to one-third of the underlying shares of the Company’s common stock on each of November 16, 2006, November 16, 2007 and November 16, 2008 and have a maximum term of ten-years.

(10)	Amounts shown represent 743,160 restricted shares of the Company’s common stock that were received in connection with the Merger in exchange for 844,500 of NNN restricted stock and which are transferable from Mr. Thompson and Mr. Rogers, assuming Mr. Hanson remains employed by the Company, in equal 1/3 installments on each of the first, second and third anniversaries of the grant date (July 29, 2006).

(11)	Amounts shown represent 17,600 restricted shares of the Company’s common stock that were received in connection with the Merger in exchange for 20,000 shares of NNN restricted stock. The 20,000 shares were awarded to Mr. Hanson pursuant to the NNN’s 2006 Long Term Incentive Plan and vest in equal 1/3 installments in each of the first, second and third anniversaries of the grant date (June 27, 2007), subject to continued service with the Company.

(12)	Amounts shown represent 17,600 restricted shares of the Company’s common stock that were received in connection with the Merger in exchange for 20,000 shares of NNN restricted stock. The 20,000 shares were awarded to Mr. Van Berkel pursuant to the NNN’s 2006 Long Term Incentive Plan and vest in equal 1/3 installments in each of the first, second and third anniversaries of the grant date (December 4, 2007), subject to continued service with the Company.

Options Exercises and Stock Vested

The following table sets forth summary information regarding exercise of stock options and vesting of restricted stock held by the Company’s named executive officers at December 31, 2008:

	Option Awards		Stock Awards
	Number of Shares		Number of Shares
	Acquired on	Value Realized	Acquired on		Value Realized on
Name	Exercise	on Exercise ($)	Vesting		Vesting ($)

Gary H. Hunt	—	—	3,667	(1)	$14,118	(2)
			2,999	(3)	3,749	(4)
Scott D. Peters	—	—	—		—
Richard W. Pehlke	—	—	—		—
Andrea R. Biller	—	—	8,800	(5)	33,880	(2)
Jeffrey T. Hanson	—	—	247,720	(6)	857,111	(7)
			5,867	(8)	22,588	(2)
Jacob Van Berkel	—	—	5,867	(9)	7,392	(10)

(1)	Amounts shown represent 11,000 restricted shares of the Company’s common stock that were received in connection with the Merger in exchange for 12,500 shares of NNN restricted stock. The 12,500 shares were awarded to Mr. Hunt pursuant to the NNN’s 2006 Long Term Incentive Plan and vest in equal 1/3 installments in each of the first, second and third anniversaries of the grant date (June 27, 2007), subject to continued service with the Company.

(2)	On June 26, 2008, the closing price of a share of common stock on the NYSE was $3.85.

(3)	Amounts shown represent 8,996 shares of the Company’s common stock that were awarded to Mr. Hunt on December 10, 2007 under the 2006 Omnibus Equity Plan and vest in equal 1/3 installments in each of the first, second and third anniversaries of the grant date, subject to continued service with the Company.

(4)	On December 9, 2008, the closing price of a share of common stock on the NYSE was $1.25.

(5)	Amounts shown represent 26,400 restricted shares of the Company’s common stock that were received in connection with the Merger in exchange for 30,000 shares of NNN restricted stock. The 30,000 shares were awarded to Ms. Biller pursuant to the NNN’s 2006 Long Term Incentive Plan and vest in equal 1/3 installments in each of the first, second and third anniversaries of the grant date (June 27, 2007), subject to continued service with the Company.

(6)	Amounts shown represent 743,160 restricted shares of the Company’s common stock that were received in connection with the Merger in exchange for 844,500 of NNN restricted stock and which are transferable from Mr. Thompson and Mr. Rogers, assuming Mr. Hanson remains employed by the Company, in equal 1/3 installments on each of the first, second and third anniversaries of the grant date (July 29, 2006).

(7)	On July 28, 2008, the closing price of a share of common stock on the NYSE was $3.46.

(8)	Amounts shown represent 17,600 restricted shares of the Company’s common stock that were received in connection with the Merger in exchange for 20,000 shares of NNN restricted stock. The 20,000 shares were awarded to Mr. Hanson pursuant to the NNN’s 2006 Long Term Incentive Plan and vest in equal 1/3 installments in each of the first, second and third anniversaries of the grant date (June 27, 2007), subject to continued service with the Company.

(9)	Amounts shown represent 17,600 restricted shares of the Company’s common stock that were received in connection with the Merger in exchange for 20,000 shares of NNN restricted stock. The 20,000 shares were awarded to Mr. Van Berkel pursuant to the NNN’s 2006 Long Term Incentive Plan and vest in equal 1/3 installments in each of the first, second and third anniversaries of the grant date (December 4, 2007), subject to continued service with the Company.

(10)	On December 3, 2008, the closing price of a share of common stock on the NYSE was $1.26.

Non-Qualified Deferred Compensation

During fiscal year 2008, no named executive officer was a participant in the Deferred Compensation Plan (“DCP”) in 2008.

Contributions.

Under the DCP, the participants designated by the committee administering the DCP (the “Committee”) may elect to defer up to 80% of their base salary and commissions, and up to 100% of their bonus compensation. In addition, the Company may make discretionary Company contributions to the DCP at any time on behalf of the participants. Unless otherwise specified by the Company, Company contributions shall be deemed to be invested in the Company’s common stock.

Investment Elections.

Participants designate the investment funds selected by the Committee in which the participants’ deferral accounts shall be deemed to be invested for purposes of determining the amount of earnings and losses to be credited to such accounts.

Vesting.

The participants are fully vested at all times in amounts credited to the participants’ deferral accounts. A participant shall vest in his or her Company contribution account as provided by the Committee, but not earlier than 12 months from the date the Company contribution is credited to a participant’s Company contribution account. Except as otherwise provided by the Company in writing, all vesting of Company contributions shall cease upon a participant’ termination of service with the Company and any portion of a participant’s Company contribution account which is unvested as of such date shall be forfeited; provided, however, that if a participant’s termination of service is the result of his or her death, the participant shall be 100% vested in his or her Company contribution account(s).

Distributions.

Scheduled distributions elected by the participants shall be no earlier than two years from the last day of the fiscal year in which the deferrals are credited to the participant’s account, or, if later, the last day of the fiscal year in which the Company contributions vest. The participant may elect to receive the scheduled distribution in a lump sum or in equal installments over a period of up to five years. Company contributions are only distributable in a lump sum.

In the event of a participant’s retirement (termination of service after attaining age 60, or age 55 with at least 10 years of service) or disability (as defined in the DCP), the participant’s vested deferral accounts shall be paid to the participant in a single lump sum on a date that is not prior to the end of the six month period following the participant’s retirement or disability, unless the participant has made an alternative election to receive the retirement or disability benefits in equal installments over a period of up to 15 years, in which event payments shall be made as elected.

In the event of a participant’s death, the Company shall pay to the participant’s beneficiary a death benefit equal to the participant’s vested accounts in a single lump sum within 30 days after the end of the month during which the participant’s death occurred.

The Company may accelerate payment in the event of a participant’s “financial hardship.”

Employment Contracts and Compensation Arrangements

Gary H. Hunt

*Mr. Hunt served as Interim Chief Executive Officer of the Company from July 2008 until November 16, 2009, when Thomas D’Arcy became the Company’s President and Chief Executive Officer. The following is a description of Mr. Hunt’s arrangement with the Company while he served as Interim Chief Executive Officer of the Company.

In July 2008, Mr. Hunt became Interim Chief Executive Officer of the Company. Mr. Hunt does not have an employment agreement with the Company. On August 28, 2008, the Compensation Committee of the Board of Directors determined that until the appointment of a permanent Chief Executive Officer and President, Mr. Hunt will be paid a monthly fee of $50,000. Mr. Hunt did not receive a bonus nor did he receive any additional compensation for his service as a member of the Company’s Board of Directors.

Scott D. Peters

*In July 2008, Mr. Peters resigned from the Company. The following is a description of the employment agreement under which Mr. Peters was employed during calendar year 2008.

In November, 2006, Mr. Peters entered into an executive employment agreement with the Company pursuant to which Mr. Peters served as the Chief Executive Officer and President of the Company. The agreement provided for an annual base salary of $550,000 per annum. His base salary was increased to $600,000 per annum upon the closing of the Merger. Mr. Peters was eligible to receive an annual discretionary bonus of up to 200% of his base salary. The executive employment agreement had an initial term of three years, and on the final day of the original term, and on each anniversary thereafter, the term of the agreement could have been extended automatically for an additional year unless the Company or Mr. Peters provided at least one year’s written notice that the term would not be extended. In connection with the entering into of his Employment Agreement in November, 2006, Mr. Peters received 154,000 shares of restricted stock and 44,000 stock options at an exercise price of $11.36 per share, one-third of which options vest on the grant date, and the remaining options vest in equal installments on the first and second anniversary date of the option grant.

Mr. Peters was also entitled to participate in the Company’s health and other benefit plans generally afforded to executive employees and was reimbursed for reasonable travel, entertainment and other reasonable expenses incurred in connection with his duties. The employment agreement contained confidentiality, non-competition, no raid, non-solicitation, non-disparagement and indemnification provisions.

In the event the Company had terminated Mr. Peters’ employment for Cause (as defined in the executive employment agreement) or if he had voluntarily resigned without Good Reason (as defined in the executive employment agreement), Mr. Peters would have been entitled to accrued salary and any unreimbursed business expenses. In the event that Mr. Peters’ employment terminated because of the expiration of his term, death or disability, the Company would have paid any accrued salary, any unreimbursed business expenses, and a prorated performance bonus equal to the performance bonus (and in the case of termination for reason of death or disability, equal to the maximum target) that otherwise would have been payable to Mr. Peters in the fiscal year in which the termination occurred had he continued employment through the last day of such fiscal year, prorated for the number of calendar months he was employed by the Company in such fiscal year. The prorated performance bonus would have been paid within 60 days after Mr. Peters’ date of termination, provided that he executes and delivers to the Company a general release and was not in material breach of any of the provisions of the executive employment agreement.

In the event of termination of employment without Cause, or voluntary resignation with Good Reason, the Company would have paid any accrued salary, any unreimbursed business expenses and a severance benefit, in a lump sum cash payment, equal to Mr. Peters’ annual salary plus the target bonus in the year of the termination, the sum of which will be multiplied by a “severance benefit factor.” The “severance benefit factor” would have been determined as follows: (a) if the date of termination occurred during the original three year employment term, the “severance benefit factor” will be the greater of one, and the number of months from the date of termination to the last day of the original three year employment term, divided by 12, or (b) if the date of termination was after the original three year employment term, the “severance benefit factor” will equal one. Also, all options become fully vested.

In the event of a termination by the Company without Cause at any time within 90 days before, or 12 months after, a Change in Control (as defined in the executive employment agreement), or in the event of resignation for Good Reason within 12 months after a change in control, or if without good reason during the period commencing six months after a change in control and ending 12 months after a change in control, then the Company would have paid any accrued salary, any unreimbursed business expenses, and a severance benefit. The severance benefit would have been in a lump sum cash payment, equal to the annual salary plus the target bonus in the year of the termination, the sum of which will be multiplied by three. Mr. Peters would have also received 100% of the Company’s paid health insurance coverage as provided immediately prior to the termination. The health insurance coverage would have continued for two years following termination of employment, or until Mr. Peters became covered under another employer’s group health insurance plan, whichever came first. Also, Mr. Peters would have become fully vested in his options. These severance benefits upon a change of control would have been paid 60 days after the date of termination, provided the execution and delivery to the Company of a general release and Mr. Peters was not in material breach of any of the provisions of his employment agreement. Any payment and benefits discussed in this paragraph regarding a termination associated with a change in control would have been in lieu of any payments and benefits that would otherwise be awarded in an executive’s termination.

If payments or other amounts had become due to Mr. Peters under his executive employment agreement or otherwise, and the excise tax imposed by Section 4999 of the Code had been applicable to such payments, the Company would have been required to pay a gross up payment in the amount of such excise tax plus the amount of income, excise and other taxes due as a result of the gross up payment. All determinations required to be made and the assumptions to be utilized in arriving at such determinations, with certain exceptions, would have been made by the Company’s independent certified public accountants serving immediately prior to the Change in Control.

In July 2008, Mr. Peters resigned from the Company and no payments are due to him under his executive employment agreement.

Richard W. Pehlke

Effective February 15, 2007, Mr. Pehlke and the Company entered into a three-year employment agreement pursuant to which Mr. Pehlke serves as the Company’s Executive Vice President and Chief Financial Officer at an annual base salary of $350,000. In addition, Mr. Pehlke is entitled to receive target bonus cash compensation of up to 50% of his base salary based upon annual performance goals to be established by the Compensation Committee of the Company. Mr. Pehlke is also eligible to receive a target annual performance based equity bonus of 65% of his base salary based upon annual performance goals to be established by the Compensation Committee. The equity bonus is payable in restricted shares that vest on the third anniversary of the date of the grant. Mr. Pehlke was also granted stock options to purchase 25,000 shares of the Company’s common stock which have a term of 10 years, are exercisable at $11.75 per share (equal to the market price of the Company’s common stock on the date immediately preceding the grant date) and vest ratably over three years.

Mr. Pehlke’s annual base salary was increased from $350,000 to $375,000 on January 1, 2008. Similarly, Mr. Pehlke’s target bonus compensation was increased from 50% to 150% of his base salary on January 1, 2008.

Mr. Pehlke is also entitled to participate in the Company’s health and other benefit plans generally afforded to executive employees and is reimbursed for reasonable travel, entertainment and other reasonable expenses incurred in connection with his duties. The employment agreement contains confidentiality, non-competition, no raid, non-solicitation, non-disparagement and indemnification provisions.

The employment agreement is terminable by the Company upon Mr. Pehlke’s death or incapacity or for Cause (as defined in the employment agreement), without any additional compensation other than what has accrued to Mr. Pehlke as of the date of any such termination, except that in the case of death or incapacity, any unvested restricted shares automatically vest.

In the event that Mr. Pehlke is terminated without Cause, or if Mr. Pehlke terminates the agreement for Good Reason (as defined in the employment agreement), Mr. Pehlke is entitled to receive his annual base salary, payable in accordance with the Company’s customary payroll practices, for the balance of the term of the agreement or 24 months, whichever is less (subject to the provisions of Section 409A of the Internal Revenue Code of 1986, as amended) and all then unvested options shall automatically vest. The Company’s payment of any amounts to Mr. Pehlke upon his termination without Cause or for Good Reason is contingent upon him executing the Company’s then standard form of release.

Effective December 23, 2008, Mr. Pehlke and the Company entered into a change of control agreement pursuant to which in the event that Mr. Pehlke is terminated without Cause or resigns for Good Reason upon a Change of Control (as defined in the employment agreement) or within six months thereafter or is terminated without Cause or resigns for Good Reason within three months prior to a Change of Control, in contemplation thereof, Mr. Pehlke is entitled to receive two times his base salary payable in accordance with the Company’s customary payroll practices, over a twelve month period (subject to the provisions of Section 409A of the Code) plus an amount equal to one time his target annual cash bonus payable in cash on the next immediately following date when similar annual cash bonus compensation is paid to other executive officers of the Company (but in no event later than March 15th of the calendar year following the calendar year to which such bonus payment relates). In addition, upon a Change of Control, all then unvested options and restricted shares automatically vest. The Company’s payment of any amounts to Mr. Pehlke upon his termination upon a Change of Control is contingent upon his executing the Company’s then standard form of release.

Potential Payments upon Termination or Change in Control
Richard W. Pehlke

Involuntary
				not for	Involuntary	Resignation
Executive Payments	Voluntary	Early	Normal	Cause	for Cause	for Good	Change in
Upon Termination	Termination	Retirement	Retirement	Termination	Termination	Reason	Control	Death	Disability

Severance Payments	$—	$—	$—	$421,875	$—	$421,875	$1,312,500	$—	$—
Bonus Incentive Compensation	—	—	—	—	—	—	—	—	—
Long Term Incentive Plan	—	—	—	—	—	—	—	—	—
Stock Options (unvested and accelerated)(1)	—	—	—		—			—	—
Restricted Stock (unvested and accelerated)	—	—	—	$403,000	—	$403,000	$403,000	—	—
Performance Shares (unvested and accelerated)	—	—	—	—	—	—	—	—	—
Benefit Continuation	—	—	—	—	—	—	—	—	—
Tax Gross-Up	—	—	—	—	—	—	—	—	—

Total Value	$—	$—	$—	$824,875	$—	$824,875	$1,715,500	$—	$—

(1)	Mr. Pehlke’s agreement provides for immediate vesting of all stock options in the event of involuntary termination not for Cause, resignation for Good Reason, or in the event of Change of Control; the option exercise price is $11.75 and the closing price on the NYSE on December 31, 2008 was $1.24, therefore, as of December 31, 2008, Mr. Pehlke’s options were out of the money.

Andrea R. Biller

In November 2006, Ms. Biller entered into an executive employment agreement with the Company pursuant to which Ms. Biller serves as the Company’s General Counsel, Executive Vice President and Secretary. The agreement provides for an annual base salary of $400,000 per annum. Ms. Biller is eligible to receive an annual discretionary bonus of up to 150% of her base salary. The executive employment agreement has an initial term of three (3) years, and on the final day of the original term, and on each anniversary thereafter, the term of the agreement is extended automatically for an additional year unless the Company or Ms. Biller provides at least one year’s written notice that the term will not be extended. On October 23, 2008, the Company provided written notice to Ms. Biller that it will not extend the terms and conditions of Ms. Biller’s employment agreement beyond its initial term. In connection with the entering into of her employment agreement in November 2006, Ms. Biller received 114,400 shares of restricted stock and 35,200 stock options at an exercise price of $11.36 per share, one-third of which options vest on the grant date, and the remaining options vest in equal installments on the first and second anniversary date of the option grant.

Ms. Biller is also entitled to participate in the Company’s health and other benefit plans generally afforded to executive employees and is reimbursed for reasonable travel, entertainment and other reasonable expenses incurred in connection with her duties. The executive employment agreement contains confidentiality, non-competition, no raid, non-solicitation, non-disparagement and indemnification provisions.

In the event the Company terminates Ms. Biller’s employment for Cause (as defined in the executive employment agreement) or if she voluntarily resigns without Good Reason (as defined in the executive employment agreement), Ms. Biller is entitled to accrued salary and any unreimbursed business expenses. In the event that Ms. Biller’s employment terminates because of the expiration of her term, death or disability, the Company will pay an accrued salary, any unreimbursed business expenses, and a prorated performance bonus equal to the performance bonus (and in the case of termination for reason of death or disability, equal to the maximum target) that otherwise would have been payable to Ms. Biller in the fiscal year in which the termination occurs had she continued employment through the last day of such fiscal year, prorated for the number of calendar months she was employed by the Company in such fiscal year. The prorated performance bonus will be paid within 60 days after Ms. Biller’s date of termination, provided that she executes and delivers to the Company a general release and is not in material breach of any of the provisions of the executive employment agreement.

In the event of termination of employment without Cause, or voluntary resignation with Good Reason, the Company will pay any accrued salary, any unreimbursed business expenses and a severance benefit, in a lump sum cash payment, equal to Ms. Biller’s annual salary plus the target bonus in the year of the termination, the sum of which will be multiplied by a “severance benefit factor.” The “severance benefit factor” will be determined as follows: (a) if the date of termination occurs during the original three year employment term, the “severance benefit factor” will be the greater of one, and the number of months from the date of termination to the last day of the original three year employment term, divided by 12, or (b) if the date of termination is after the original three year employment term, the “severance benefit factor” will equal one. Also, all options become fully vested.

In the event of a termination by the Company without Cause at any time within 90 days before, or 12 months after, a Change in Control (as defined in the executive employment agreement), or in the event of resignation for Good Reason within 12 months after a Change in Control, or if without Good Reason during the period commencing six months after a Change in Control and ending 12 months after a Change in Control, then the Company will pay any accrued salary, any unreimbursed business expenses, and a severance benefit. The severance benefit will be in a lump sum cash payment, equal to the annual salary plus the target bonus in the year of the termination, the sum of which will be multiplied by three. Ms. Biller will also receive 100% of the Company’s paid health insurance coverage as provided immediately prior to the termination. The health insurance coverage will continue for two years following termination of employment, or until Ms. Biller becomes covered under another employer’s group health insurance plan, whichever comes first. Also, Ms. Biller will become fully vested in her options and restricted shares. These severance benefits upon a Change in Control will be paid 60 days after the date of termination, provided the execution and delivery to the Company of a general release and Ms. Biller is not in material breach of any of the provisions of her executive employment agreement. Any payment and benefits discussed in this paragraph regarding a termination associated with a Change in Control will be in lieu of any payments and benefits that would otherwise be awarded in an executive’s termination.

If payments or other amounts become due to Ms. Biller under her executive employment agreement or otherwise, and the excise tax imposed by Section 4999 of the Code applies to such payments, the Company is required to pay a gross up payment in the amount of this excise tax plus the amount of income, excise and other taxes due as a result of the gross up payment. All determinations required to be made and the assumptions to be utilized in arriving at such determinations, with certain exceptions, will be made by the Company’s independent certified public accountants serving immediately prior to the Change in Control.

Potential Payments upon Termination or Change in Control
Andrea R. Biller

				Involuntary
				not for	Involuntary	Resignation
Executive Payments	Voluntary	Early	Normal	Cause	for Cause	for Good	Change in
Upon Termination	Termination	Retirement	Retirement	Termination	Termination	Reason	Control	Death	Disability

Severance Payments	$—	$—	$—	$1,000,000	$—	$1,000,000	$3,000,000	$—	$—
Bonus Incentive Compensation	—	—	—	—	—	—	—	—	—
Long Term Incentive Plan	—	—	—	—	—	—	—	—	—
Stock Options (unvested and accelerated)	—	—	—	—	—	—	—	—	—
Restricted Stock (unvested and accelerated)	—	—	—	$21,824	—	$21,824	$21,824	—	—
Performance Shares (unvested and accelerated)	—	—	—	—	—	—	—	—	—
Benefit Continuation	—	—	—	$9,242	—	$9,242	$9,242	—	—
Tax Gross-Up	—	—	—	—	—	—	$428,575	—	—

Total Value	$—	$—	$—	$1,031,066	$—	$1,031,066	$3,459,641	—	—

Jeffrey T. Hanson

In November, 2006, Mr. Hanson entered into an executive employment agreement with the Company pursuant to which Mr. Hanson serves as the Company’s Chief Investment Officer. The agreement provides for an annual base salary of $350,000 per annum. Mr. Hanson is eligible to receive an annual discretionary bonus of up to 100% of his base salary. The executive employment agreement has an initial term of three (3) years, and on the final day of the original term, and on each anniversary thereafter, the term of the Agreement is extended automatically for an additional year unless the Company or Mr. Hanson provides at least one year’s written notice that the term will not be extended. On October 23, 2008, the Company provided written notice to Mr. Hanson that the Company will not extend the terms and conditions of Mr. Hanson’s executive employment agreement beyond its initial term. In connection with the entering into of his executive employment agreement in November, 2006, Mr. Hanson received 44,000 shares of restricted stock and 22,000 stock options at an exercise price of $11.36 per share, one-third of which options vest on the grant date, and the remaining options vest in equal installments on the first and second anniversary date of the option grant. Mr. Hanson is entitled to receive a special bonus of $250,000 if, during the applicable fiscal year, (x) Mr. Hanson is the procuring cause of at least $25 million of equity from new sources, which equity is actually received by the Company during such fiscal year, for real estate investments sourced by the Company, and (y) Mr. Hanson is employed by the Company on the last day of such fiscal year.

Mr. Hanson’s annual base salary was increased from $350,000 to $450,000 on August 1, 2008. Similarly, Mr. Hanson’s target bonus compensation was increased from 100% to 150% of his base salary on August 1, 2008.

Mr. Hanson is also entitled to participate in the Company’s health and other benefit plans generally afforded to executive employees and is reimbursed for reasonable travel, entertainment and other reasonable expenses incurred in connection with his duties. The executive employment agreement contains confidentiality, non-competition, no raid, non-solicitation, non-disparagement and indemnification provisions.

In the event the Company terminates Mr. Hanson’s employment for Cause (as defined in his executive employment agreement) or if he voluntarily resigns without Good Reason (as defined in his executive employment agreement), Mr. Hanson is entitled to accrued salary and any unreimbursed business expenses. In the event that Mr. Hanson’s employment terminates because of the expiration of his term, death or disability, the Company will pay any accrued salary, any unreimbursed business expenses, and a prorated performance bonus equal to the performance bonus (and in the case of termination for reason of death or disability, equal to the maximum target) that otherwise would have been payable to Mr. Hanson in the fiscal year in which the termination occurs had he continued employment through the last day of such fiscal year, prorated for the number of calendar months he was employed by the Company in such fiscal year. The prorated performance bonus will be paid within 60 days after Mr. Hanson’s date of termination, provided that he executes and delivers to the Company a general release and is not in material breach of any of the provisions of the executive employment agreement.

In the event of termination of employment without Cause, or voluntary resignation with Good Reason, the Company will pay any accrued salary, any unreimbursed business expenses and a severance benefit, in a lump sum cash payment, equal to Mr. Hanson’s annual salary plus the target bonus in the year of the termination, the sum of which will be multiplied by a “severance benefit factor.” The “severance benefit factor” will be determined as follows: (a) if the date of termination occurs during the original three year employment term, the “severance benefit factor” will be the greater of one, and the number of months from the date of termination to the last day of the original three year employment term, divided by 12, or (b) if the date of termination is after the original three year employment term, the “severance benefit factor” will equal one. Also, all options become fully vested.

In the event of a termination by the Company without Cause at any time within 90 days before, or 12 months after, a Change in Control (as defined in the executive employment agreement), or in the event of resignation for Good Reason within 12 months after a Change in Control, or if without Good Reason during the period commencing six months after a Change in Control and ending 12 months after a Change in Control, then the Company will pay any accrued salary, any unreimbursed business expenses, and a severance benefit. The severance benefit will be in a lump sum cash payment, equal to the annual salary plus the target bonus in the year of the termination, the sum of which will be multiplied by three. Mr. Hanson will also receive 100% of the Company’s paid health insurance coverage as provided immediately prior to the termination. The health insurance coverage will continue for two years following termination of employment, or until Mr. Hanson becomes covered under another employer’s group health insurance plan, whichever comes first. Also, Mr. Hanson will become fully vested in his options and restricted shares. Mr. Hanson’s executive employment agreement further provides for an additional severance benefit equal to the lesser of (a) one percent of the amount of equity from new sources not previously related to the Company or any of its subsidiaries, for which Mr. Hanson is the procuring cause in the Company’s fiscal year in which the date of termination occurs, which equity is actually received by the Company or any of its subsidiaries during such fiscal year, for real estate investments sourced by the Company or any of its subsidiaries, or (b) $250,000, if he is discharged by the Company without Cause, or he voluntarily resigns for Good Reason. The additional severance benefit to Mr. Hanson will be in lieu of the $250,000 special bonus to Mr. Hanson in respect of the fiscal year in which his termination of employment occurs.

These severance benefits upon a Change in Control will be paid 60 days after the date of termination, provided the execution and delivery to the Company of a general release and Mr. Hanson is not in material breach of any of the provisions of his executive employment agreement. Any payment and benefits discussed in this paragraph regarding a termination associated with a Change in Control will be in lieu of any payments and benefits that would otherwise be awarded in an executive’s termination.

If payments or other amounts become due to Mr. Hanson under his employment agreement or otherwise, and the excise tax imposed by Section 4999 of the Code applies to such payments, the Company is required to pay a gross up payment in the amount of this excise tax plus the amount of income, excise and other taxes due as a result of the gross up payment. All determinations required to be made and the assumptions to be utilized in arriving at such determinations, with certain exceptions, will be made by the Company’s independent certified public accountants serving immediately prior to the Change in Control.

Potential Payments upon Termination or Change in Control
Jeffrey T. Hanson

				Involuntary
				not for	Involuntary	Resignation
Executive Payments	Voluntary	Early	Normal	Cause	for Cause	for Good	Change in
Upon Termination	Termination	Retirement	Retirement	Termination	Termination	Reason	Control	Death	Disability

Severance Payments	$—	$—	$—	$1,375,000	$—	$1,375,000	$3,625,000	$—	$—
Bonus Incentive Compensation	—	—	—	—	—	—	—	—	—
Long Term Incentive Plan	—	—	—	—	—	—	—	—	—
Stock Options (unvested and accelerated)	—	—	—	—	—	—	—	—	—
Restricted Stock (unvested and accelerated)	—	—	—	$321,722	—	$321,722	$321,722	—	—
Performance Shares (unvested and accelerated)	—	—	—	—	—	—	—	—	—
Benefit Continuation	—	—	—	$26,358	—	$26,358	$26,358	—	—
Tax Gross-Up	—	—	—	—	—	—	—	—	—

Total Value	$—	$—	$—	$1,723,080	$—	$1,723,080	$3,973,080	$—	$—

Jacob Van Berkel

Mr. Van Berkel was promoted to Chief Operating Officer and Executive Vice President on March 1, 2008 which provides for an annual base salary of $400,000 per annum. Mr. Van Berkel is eligible to receive an annual discretionary bonus of up to 100% of his base salary. Effective December 23, 2008, Mr. Van Berkel and the Company entered into a change of control agreement pursuant to which in the event that Mr. Van Berkel is terminated without Cause or resigns for Good Reason upon a Change of Control (as defined in the change of control agreement) or within six months thereafter or is terminated without Cause or resigns for Good Reason within three months prior to a Change of Control, in contemplation thereof, Mr. Van Berkel is entitled to receive two times his base salary payable in accordance with the Company’s customary payroll practices, over a twelve month period (subject to the provisions of Section 409A of the Code) plus an amount equal to one time his target annual cash bonus payable in cash on the next immediately following date when similar annual cash bonus compensation is paid to other executive officers of the Company (but in no event later than March 15th of the calendar year following the calendar year to which such bonus payment relates). In addition, upon a Change of Control, all then unvested restricted shares automatically vest. The Company’s payment of any amounts to Mr. Van Berkel upon his termination upon a Change of Control is contingent upon his executing the Company’s then standard form of release.

Potential Payments upon Termination or Change of Control
Jacob Van Berkel

Involuntary
				not for	Involuntary	Resignation
Executive Payments	Voluntary	Early	Normal	Cause	for Cause	for Good	Change in
Upon Termination	Termination	Retirement	Retirement	Termination	Termination	Reason	Control	Death	Disability

Severance Payments	$—	$—	$—	$—	$—	$—	$1,200,000	$—	$—
Bonus Incentive Compensation	—	—	—	—	—	—	—	—	—
Long Term Incentive Plan	—	—	—	—	—	—	—	—	—
Stock Options (unvested and accelerated)(1)	—	—	—	—	—	—	—	—	—
Restricted Stock (unvested and accelerated)	—	—	—	—	—	—	$423,749	—	—
Performance Shares (unvested and accelerated)	—	—	—	—	—	—	—	—	—
Benefit Continuation	—	—	—	—	—	—	—	—	—
Tax Gross-Up	—	—	—	—	—	—	—	—	—

Total Value	$—	$—	$—	$—	$—	$—	$1,623,749	$—	$—

Compensation of Directors

Pursuant to the FPL Associates Compensation report obtained by the Board of Directors in contemplation of the Merger, directors’ compensation was reviewed and revised in December 2007.

Only individuals who serve as directors and are otherwise unaffiliated with the Company (“Outside Directors”) receive compensation for serving on the Board and on its committees. Outside Directors are compensated for serving on the Board with a combination of cash and equity based compensation which includes annual grants of restricted stock, an annual retainer fee, meeting fees and chairperson fees. Directors are also reimbursed for out-of-pocket travel expenses incurred in attending board and committee meetings.

Pursuant to the FPL Associates Compensation report, Board compensation was adjusted in December 2007 as follows: (i) an annual retainer fee of $50,000 per annum; (ii) a fee of $1,500 for each regular meeting of the Board of Directors attended in person or telephonically; (iii) a fee of $1,500 for each meeting of a standing committee of the Board of Directors attended in person or telephonically; and (iv) $60,000 worth of restricted shares of common stock issued at the then current market price of the common stock, to vest ratably in equal annual installments over three years, except in the event of a change in control, in which event vesting is accelerated. On March 12, 2008, the Compensation Committee, in consultation with Christenson Advisors, LLC, revised the compensation arrangements for the non-executive Chairman of the Board to provide for an annual retainer fee of $80,000 in cash, $140,000 worth of restricted shares of the Company’s common stock per annum to vest pro-rata over three years, and an annual allowance of $25,000. Outside Directors are also required to commit to an equity position in the Company over five years in the amount equal to $250,000 worth of common stock which may include annual restricted stock grants to the directors.

Effective March 12, 2008, Mr. Carpenter received an initial grant of 11,958 shares of restricted stock which was based upon the closing price of the Company’s common stock on March 12, 2008, which was $6.69.

Effective July 10, 2008, Mr. Murphy received an initial grant of 19,480 shares of restricted stock which was based upon the closing price of the Company’s common stock on July 10, 2008, which was $3.08.

Effective December 10, 2008, each of the Company’s Outside Directors, Glenn L. Carpenter, Harold H Greene, C. Michael Kojaian, Robert J. McLaughlin, Devin I. Murphy, D. Fleet Wallace, and Rodger D. Young received 20,000 shares of common stock which is based upon the closing price of the Company’s common stock on December 10, 2008, which was $1.30. Those shares represent the Company’s annual grant to its Outside Directors which, pursuant to the Company’s 2006 Omnibus Equity Plan, is set at $60,000 worth of restricted shares of the Company’s common stock based upon the closing price of such common stock on the date of the grant. However, in light of market conditions, the Company decided to limit such amount of grant in 2008 to 20,000 restricted shares of the Company’s common stock. Gary H. Hunt did not receive an annual restricted stock grant in 2008 as he had been serving as the Company’s Interim Chief Executive Officer prior to Mr. D’Arcy’s appointment and was not considered an Outside Director.

Director Compensation Table

	Fees Earned
	or Paid in	Stock
Director	Cash(1)	Awards(2)(3)	Total

Glenn L. Carpenter	$117,000	$82,915	$199,915
Harold H. Greene	$117,500	$61,751	$179,251
Gary H. Hunt	$73,250	$61,751	$135,001
C. Michael Kojaian	$108,500	$20,040	$128,540
Robert J. McLaughlin	$134,000	$20,040	$154,040
Devin I. Murphy	$60,110	$9,666	$69,776
Scott D. Peters(4)	$0	$0	$0
Anthony W. Thompson(5)	$0	$0	$0
D. Fleet Wallace	$128,500	$61,751	$190,251
Rodger D. Young	$132,000	$20,040	$152,040

(1)	Represents annual retainers plus all meeting and committee attendance fees earned by non-employee directors in 2008.

(2)	The amounts shown are the compensation costs recognized by the Company in 2008 in accordance with SFAS No. 123R. Mr. Carpenter received a grant of 11,958 shares of restricted stock on March 12, 2008, which also vest in three equal installments on each of the next three annual anniversary dates of the grant. The grant date fair value of the 11,958 shares of restricted stock was $80,000 based on a value of $6.69 per share on the date of the grant. Mr. Murphy received a grant of 19,480 shares of restricted stock on July 10, 2008, which also vest in three equal installments on each of the next three annual anniversary dates of the grant. The grant date fair value of the 19,480 shares of restricted stock was $60,000 based on a value of $3.08 per share on the date of the grant. Each of the Outside Directors received a grant of 20,000 shares on December 10, 2008 which vest in three equal increments on each of the next three annual anniversary dates of the grant. The grant date fair value of the 20,000 shares of restricted stock was $26,000 based on a value of $1.30 per share on the date of grant. Those shares represent the Company’s annual grant to its Outside Directors which, pursuant to the Company’s 2006 Omnibus Equity Plan, is set at $60,000 worth of restricted shares of the Company’s common stock based upon the closing price of such common stock on the date of the grant. However, in light of market conditions, the Company decided to limit such amount of grant in 2008 to 20,000 restricted shares of the Company’s common stock.

(3)	The following table shows the aggregate number of unvested stock awards and option awards granted to non-employee directors and outstanding as of December 31, 2008:

		Stock Awards
	Options Outstanding	Outstanding at
Director	at Fiscal Year End	Fiscal Year End

Glenn L. Carpenter	0	45,288
Harold H. Greene	0	33,330
Gary H. Hunt	0	13,330
C. Michael Kojaian	0	25,997
Robert J. McLaughlin	0 (i)	25,997
Devin I. Murphy	0	39,480
Scott D. Peters(4)	0	0
Anthony W. Thompson(5)	0	0
D. Fleet Wallace	0	33,330
Rodger D. Young	10,000	25,997

(i)	Mr. McLaughlin exercised his option to purchase 10,000 shares of common stock of the Company on March 18, 2008, at $2.99 per share.

(4)	Mr. Peters resigned as Chief Executive Officer and President of the Company effective July 10, 2008.

(5)	Mr. Thompson resigned from the Board of Directors effective February 8, 2008

Stock Ownership Policy for Outside Directors

Under the current stock ownership policy, Outside Directors are required to accumulate an equity position in the Company over five years in an amount equal to $250,000 worth of common stock (the previous policy required an accumulation of $200,000 worth of common stock over a five year period). Shares of common stock acquired by Outside Directors pursuant to the restricted stock grants can be applied toward this equity accumulation requirement.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee during the year ended December 31, 2008 were D. Fleet Wallace, Chair, Glenn L. Carpenter, Gary H. Hunt, C. Michael Kojaian, Robert J. McLaughlin, and Rodger D. Young. In February, 2008 when Mr. Carpenter became Chairman of the Board, replacing Anthony W. Thompson, he resigned from the Compensation Committee. In July 2008, when Scott Peters resigned as Chief Executive Officer and President of the Company, Mr. Hunt assumed the position as Interim Chief Executive Officer, subsequently resigned from the Compensation Committee as Chairman and was replaced by D. Fleet Wallace as the new Chairman. In addition, Mr. Kojaian also became a member of the Company’s Compensation Committee. On February 9, 2009, Glenn L. Carpenter was appointed to serve as a member of the Company’s Compensation Committee and Mr. C. Michael Kojaian resigned as a member of the Compensation Committee.

Except for Gary H. Hunt, who served as Interim Chief Executive Officer from July 2008 until November 16, 2009 and as a former member of the Compensation Committee, none of the current or former members of the Compensation Committee is or was a current or former officer or employee of the Company or any of its subsidiaries or had any relationship requiring disclosure by the Company under any paragraph of Item 404 of Regulation S-K of the SEC’s Rules and Regulations. During the year ended December 31, 2008, none of the executive officers of the Company served as a member of the board of directors or compensation committee of any other company that had one or more of its executive officers serving as a member of the Company’s Board of Directors or Compensation Committee.

Compensation Committee Report

The forgoing Compensation Committee Report is not to be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that such information be treated as soliciting material or specifically incorporates it by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

The Compensation Committee has reviewed and discussed with the Company’s management the Compensation Discussion and Analysis presented in this Proxy Statement. Based on such review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Annual Report for the year ended December 31, 2008 on Form 10-K/A for filing with the SEC.

The Compensation Committee

D. Fleet Wallace, Chair
Glenn L. Carpenter
Robert J. McLaughlin
Rodger D. Young

LEGAL PROCEEDINGS

On September 16, 2004, Triple Net Properties, LLC (which was re-named GERI after the Merger), learned that the SEC Staff was conducting an investigation referred to as “In the matter of Triple Net Properties, LLC.” The SEC Staff requested information from Triple Net Properties relating to disclosure in the Triple Net Securities Offerings. The SEC Staff also requested information from NNN Capital Corp. (which was re-named GBE Securities after the Merger), the dealer-manager for the Triple Net securities offerings. The SEC Staff requested financial and other information regarding the Triple Net securities offerings and the disclosures included in the related offering documents from each of Triple Net Properties and NNN Capital Corp.

On June 2, 2008, the Company was notified by the SEC Staff that the SEC closed the investigation without any enforcement action against the Company or its subsidiaries. As a result, the shares of common stock owned by Mr. Thompson, the founder of Triple Net Properties and the former Chairman of the Company that were being held in the escrow account pending the outcome of the SEC investigation were returned to Mr. Thompson and the escrow agreement was terminated.

General

Grubb & Ellis and its subsidiaries are involved in various claims and lawsuits arising out of the ordinary conduct of its business, as well as in connection with its participation in various joint ventures and partnerships, many of which may not be covered by the Company’s insurance policies. In the opinion of management, the eventual outcome of such claims and lawsuits is not expected to have a material adverse effect on the Company’s financial position or results of operations.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transaction Review Policy

The Company recognizes that transactions between the Company and any of its directors, officers or principal stockholders or an immediate family member of any director, executive officer or principal stockholder can present potential or actual conflicts of interest and create the appearance that Company decisions are based on considerations other than the best interests of the Company and its stockholders. The Company also recognizes, however, that there may be situations in which such transactions may be in, or may not be inconsistent with, the best interests of the Company.

The review and approval of related party transactions are governed by the Code of Business Conduct and Ethics. The Code of Business Conduct and Ethics is a part of the Company’s Employee Handbook, a copy of which is distributed to each of the Company’s employees at the time that they begin working for the Company, and the Company’s Salespersons Manual, a copy of which is distributed to each of the Company’s brokerage professionals at the time that they begin working for the Company. The Code of Business Conduct and Ethics is also available on the Company’s website at www.grubb-ellis.com. In addition, within 60 days after he or she begins working for the Company and once per year thereafter, the Company requires that each employee and brokerage professional to complete an on-line “Business Ethics” training class and certify to the Company that he or she has read and understands the Code of Business Conduct and Ethics and is not aware of any violation of the Code of Business Conduct and Ethics that he or she has not reported to management.

In order to ensure that related party transactions are fair to the Company and no worse than could have been obtained through “arms-length” negotiations with unrelated parties, such transactions are monitored by the Company’s management and regularly reviewed by the Audit Committee, which independently evaluates the benefit of such transactions to the Company’s stockholders. Pursuant to the Audit Committee’s charter, on a quarterly basis, management provides the Audit Committee with information regarding related party transactions for review and discussion by the Audit Committee and, if appropriate, the Board of Directors. The Audit Committee, in its discretion, may approve, ratify, rescind or take other action with respect to a related party transaction or, if necessary or appropriate, recommend that the Board of Directors approve, ratify, rescind or take other action with respect to a related party transaction.

In addition, each director and executive officer annually delivers to the Company a questionnaire that includes, among other things, a request for information relating to any transactions in which both the director, executive officer, or their respective family members, and the Company participates, and in which the director, executive officer, or such family member, has a material interest.

Related Party Transactions

The following are descriptions of certain transactions as of December 31, 2008, in which the Company was a participant and in which any of the Company’s directors, executive officers, principal stockholders or any immediate family member of any director, executive officer or principal stockholder had or may have had direct or indirect material interest.

Grubb & Ellis Realty Advisors, Inc.

Until its dissolution in 2008, the Company owned approximately 19% of the issued and outstanding common stock of Grubb & Ellis Realty Advisors, Inc. (“GERA”), a special purpose acquisition company organized by the Company to acquire one or more United States commercial real estate properties and/or assets. C. Michael Kojaian, a director of the Company, and Kojaian Ventures, LLC, an entity with which Mr. Kojaian is affiliated and in which Mr. Kojaian has a substantial economic interest, collectively owned approximately 6.4% of the outstanding common stock of GERA. Mr. Kojaian was also the Chairman of the Board and Chief Executive Officer of GERA until its dissolution in April 2008. Mark Rose, the former Chief Executive Officer of the Company, was also a director and Chief Executive Officer of GERA and Richard W. Pehlke, the Chief Financial Officer of the Company, was also the Chief Financial Officer of GERA until its dissolution in April 2008.

As a result of GERA failing to obtain the requisite consents of its stockholders, GERA was unable to effect a business combination within the proscribed deadline of March 3, 2008 in accordance with its charter. Consequently, in April 2008 the stockholders of GERA approved the dissolution and liquidation of GERA.

In the first quarter of 2008 the Company wrote-off its investment in GERA of approximately $5.8 million, including its stock and warrant purchases, operating advances and third party costs. The Company also paid third-party legal, accounting, printing and other costs (other than monies paid to stockholders of GERA on liquidation) associated with the dissolution and liquidation of GERA. In addition, the various exclusive service agreements that the Company had previously entered into with GERA for transaction services, property and facilities management, and project management, are no longer of any force or effect.

Other Related Party Transactions

A director of the Company, C. Michael Kojaian, is affiliated with and has a substantial economic interest in Kojaian Management Corporation and its various affiliated portfolio companies (collectively, “KMC”). KMC is engaged in the business of investing in and managing real property both for its own account and for third parties. During the 2008 calendar year, KMC paid the Company and its subsidiaries the following approximate amounts in connection with real estate services rendered: $9,345,000 for management services, which include reimbursed salaries, wages and benefits of $4,028,000; $832,000 in real estate sale and leasing commissions; and $90,000 for other real estate and business services. The Company also paid KMC approximately $2,970,000, which reflected fees paid by KMC’s asset management clients for asset management services performed by KMC, but for which the Company billed the clients.

The Company believes that the fees and commissions paid to and by the Company as described above were comparable to those that would have been paid to or received from unaffiliated third parties in connection with similar transactions.

In August 2002, the Company entered into an office lease with a landlord related to KMC, providing for an annual average base rent of $365,400 over the ten-year term of the lease.

As of August 28, 2006, the Company entered into a written agreement with 1up Design Studios, Inc. (“1up”), of which Ryan Osbrink, the son of Robert H. Osbrink, the Company’s former Executive Vice President and President, Transaction Services (Mr. Osbrink left the Company in June 2008), is a principal stockholder, to procure graphic design and consulting services on assignments provided by brokerage professionals and/or employees of the Company. The term of the agreement was for a period beginning September 1, 2006 ending on August 31, 2007 and was terminable by either party upon 60 days prior notice. The Agreement provided that the Company would pay 1up a monthly retainer of $25,000, from which 1up would deduct the cost of its design services. The pricing for 1up’s design services was fixed pursuant to a price schedule attached as an exhibit to the agreement. In addition, at the inception of the agreement, the Company sold certain computer hardware and software to 1up for a price of $6,500 which was the approximate net book value of such items. The written agreement with 1up was terminated effective as of March 1, 2007 at the request of the Audit Committee which believed that, although the agreement did not violate the Company’s related party transaction policy, termination of the agreement was appropriate in order to avoid any appearance of impropriety that might result from the agreement to pay 1up a fixed monthly retainer. While the Company is no longer obligated to pay the monthly retainer to 1up, the Company has continued to use 1up to provide design and consulting services on an ad hoc basis. During the 2008 fiscal year, 1up was paid approximately $168,000 in fees for its services. The Company believes that amounts paid to 1up for services are comparable to the amounts that the Company would have paid to unaffiliated, third parties.

GERI owns a 50.0% managing member interest in Grubb & Ellis Apartment REIT Advisor, LLC. Each of Grubb & Ellis Apartment Management, LLC and ROC REIT Advisors, LLC own a 25.0% equity interest in Grubb & Ellis Apartment REIT Advisor, LLC. As of December 31, 2008, Andrea R. Biller, the Company’s General Counsel, Executive Vice President and Corporate Secretary, owned an equity interest of 18.0% of Grubb & Ellis Apartment Management, LLC. As of December 31, 2007, each of Scott D. Peters, the Company’s former Chief Executive Officer and President, and Andrea R. Biller owned an equity interest of 18.0% of Grubb & Ellis Apartment Management, LLC. On August 8, 2008, in accordance with the terms of the operating agreement of Grubb & Ellis Apartment Management, LLC, Grubb & Ellis Apartment Management LLC tendered settlement for the purchase of the 18.0% equity interest in Grubb & Ellis Apartment Management LLC that was previously owned by Mr. Peters. As a consequence, through a wholly-owned subsidiary, the Company’s equity interest in Grubb & Ellis Apartment Management, LLC increased from 64.0% to 82.0% after giving effect to this purchase from Mr. Peters. As of December 31, 2008 and December 31, 2007, Stanley J. Olander, Jr., the Company’s Executive Vice President — Multifamily, owned an equity interest of 33.3% of ROC REIT Advisors, LLC.

GERI owns a 75.0% managing member interest in Grubb & Ellis Healthcare REIT Advisor, LLC. Grubb & Ellis Healthcare Management, LLC owns a 25.0% equity interest in Grubb & Ellis Healthcare REIT Advisor, LLC. As of December 31, 2008, each of Ms. Biller and Mr. Hanson, the Company’s Chief Investment Officer and GERI’s President, owned an equity interest of 18.0% of Grubb & Ellis Healthcare Management, LLC. As of December 31, 2007, each of Mr. Peters, Ms. Biller and Mr. Hanson owned an equity interest of 18.0% in Grubb & Ellis Healthcare Management, LLC. On August 8, 2008, in accordance with the terms of the operating agreement of Grubb & Ellis Healthcare Management, LLC, Grubb & Ellis Healthcare Management, LLC tendered settlement for the purchase of 18.0% equity interest in Grubb & Ellis Healthcare Management, LLC that was previously owned by Mr. Peters. As a consequence, through a wholly-owned subsidiary, the Company’s equity interest in Grubb & Ellis Healthcare Management, LLC increased from 46.0% to 64.0% after giving effect to this purchase from Mr. Peters.

Anthony W. Thompson, former Chairman of the Company and NNN, as a special member, was entitled to receive up to $175,000 annually in compensation from each of Grubb & Ellis Apartment Management, LLC and Grubb & Ellis Healthcare Management, LLC. Effective February 8, 2008, upon his resignation as Chairman, he was no longer a special member. As part of his resignation, the Company has agreed to continue to pay him up to an aggregate of $569,000 through the initial offering periods related to Apartment REIT, Inc. and Healthcare REIT, Inc., of which $263,000 remained outstanding as of as of December 31, 2008.

In connection with his resignation on July 10, 2008, Mr. Peters is no longer a member of Grubb & Ellis Apartment Management, LLC and Grubb & Ellis Healthcare Management, LLC.

The grants of membership interests in Grubb & Ellis Apartment Management, LLC and Grubb & Ellis Healthcare Management, LLC to certain executives are being accounted for by the Company as a profit sharing arrangement. Compensation expense is recorded by the Company when the likelihood of payment is probable and the amount of such payment is estimable, which generally coincides with Grubb & Ellis Apartment REIT Advisor, LLC and Grubb & Ellis Healthcare REIT Advisor, LLC recording its revenue. Compensation expense related to this profit sharing arrangement associated with Grubb & Ellis Apartment Management, LLC includes distributions of $88,000, $175,000 and $22,000, respectively, earned by Mr. Thompson, $85,000, $159,000 and $50,000, respectively, earned by Mr. Peters and $122,000, $159,000 and $50,000, respectively, earned by Ms. Biller for the years ended December 31, 2008, 2007 and 2006, respectively. Compensation expense related to this profit sharing arrangement associated with Grubb & Ellis Healthcare Management, LLC includes distributions of $175,000 and $175,000, respectively, earned by Mr. Thompson, $387,000 and $414,000, respectively, earned by Mr. Peters and $548,000 and $414,000, respectively, earned by each of Ms. Biller and Mr. Hanson for the years ended December 31, 2008 and 2007, respectively. No distributions were paid in 2006.

As of December 31, 2008 and December 31, 2007, the remaining 82.0% and 64.0%, respectively, equity interest in Grubb & Ellis Apartment Management, LLC and the remaining 64.0% and 46.0%, respectively, equity interest in Grubb & Ellis Healthcare Management, LLC were owned by GERI. Any allocable earnings attributable to GERI’s ownership interests are paid to GERI on a quarterly basis. Grubb & Ellis Apartment Management, LLC incurred expenses of $338,000, $492,000 and $182,000 for the years ended December 31, 2008, 2007 and 2006, respectively, and Grubb & Ellis Healthcare Management, LLC incurred expenses of $1,385,000, $882,000 and $0 for the years ended December 31, 2008, 2007 and 2006, respectively, to Company employees, which was included in compensation expense in the consolidated statement of operations.

Mr. Thompson and Mr. Rogers have agreed to transfer up to 15.0% of the common stock of Realty they own to Mr. Hanson, assuming he remains employed by the Company in equal increments on July 29, 2007, 2008 and 2009. The transfers will be settled with 743,160 shares of the Company’s common stock (557,370 from Mr. Thompson and 185,790 from Mr. Rogers). Because Mr. Thompson and Mr. Rogers were affiliates of NNN at the time of such transfers, NNN and the Company recognized a compensation charge. Mr. Hanson is not entitled to any reimbursement for his tax liability or any gross-up payment.

On September 20, 2006, the Company awarded Mr. Peters a bonus of $2.1 million, which was payable in 178,957 shares of the Company’s common stock, representing a value of $1.3 million and a cash tax gross-up payment of $854,000.

The Company’s directors and officers, as well as officers, managers and employees of the Company’s subsidiaries, have purchased, and may continue to purchase, interests in offerings made by the Company’s programs at a discount. The purchase price for these interests reflects the fact that selling commissions and marketing allowances will not be paid in connection with these sales. The net proceeds to the Company from these sales made net of commissions will be substantially the same as the net proceeds received from other sales.

Mr. Thompson has routinely provided personal guarantees to various lending institutions that provided financing for the acquisition of many properties by the Company’s programs. These guarantees cover certain covenant payments, environmental and hazardous substance indemnification and indemnification for any liability arising from the SEC investigation of Triple Net Properties. In connection with the formation transactions, the Company indemnified Mr. Thompson for amounts he may be required to pay under all of these guarantees to which Triple Net Properties, Realty or NNN Capital Corp. is an obligor to the extent such indemnification would not require the Company to book additional liabilities on the Company’s balance sheet.

In September 2007, NNN acquired Cunningham Lending Group LLC (“Cunningham”), a company that was wholly-owned by Mr. Thompson, for $255,000 in cash. Prior to the acquisition, Cunningham made unsecured loans to some of the properties under management by GERI. The loans, which bear interest at rates ranging from 8.0% to 12.0% per annum are reflected in advances to related parties on the Company’s balance sheet and are serviced by the cash flows from the programs. In accordance with FIN No. 46(R), the Company consolidated Cunningham in its financial statements beginning in 2005.

As of December 31, 2007, advances to a program 30.0% owned and managed by Anthony W. Thompson, the Company’s former Chairman, who subsequently resigned in February 2008 but remains a substantial stockholder of the Company, totaled $1.0 million including accrued interest. These amounts were repaid in full during the year ended December 31, 2008 and as of December 31, 2008 there were no outstanding advances related to this program. However, as of December 31, 2008, accounts receivable totaling $310,000 is due from this program. On November 4, 2008, the Company made a formal written demand to Mr. Thompson for these monies.

As of December 31, 2008, advances to a program 40.0% owned and, as of April 1, 2008, managed by Mr. Thompson totaled $983,000, which includes $61,000 in accrued interest. As of December 31, 2008, the total outstanding balance of $983,000 was past due. The total past due amount of $983,000 has been reserved for and is included in the allowance for uncollectible advances. On November 4, 2008 and April 3, 2009, the Company made a formal written demand to Mr. Thompson for these monies.

NNN was organized in September 2006 to acquire each of Triple Net Properties, Realty, and NNN Capital Corp, to bring the businesses conducted by those companies under one corporate umbrella. On November 30, 2006, NNN completed a $160.0 million private placement of common stock to institutional investors and certain accredited investors with 16 million shares of its common stock sold in the offering at $10.00 per share. Net proceeds from the offering were $146.0 million. Triple Net Properties was the accounting acquirer of Realty and NNN Capital Corp.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Stock Ownership Table

The following table shows the share ownership as of November 16, 2009 by persons known by the Company to be beneficial holders of more than 5% of any class of the Company’s outstanding capital stock, directors, named executive officers, and all current directors and executive officers as a group. Unless otherwise noted, the persons listed have sole voting and disposition powers over the shares held in their names, subject to community property laws if applicable.

	Preferred Stock			Common Stock
Name and Address			Percentage	Number of		Percentage
of Beneficial Owner(1)	Number of Shares		of Class	Shares(2)		of Class(3)

FMR LLC(4)	160,000		17.5%	5,011,520		7.0%
Persons affiliated with Kojaian Holdings LLC(5)	—		—	4,316,326		6.4%
Persons affiliated with Kojaian Ventures, L.L.C.(6)	—		—	11,700,000		17.4%
Persons affiliated with Kojaian Management Corporation(7)	100,000		10.9%	3,132,200		4.5%
Lions Gate Capital	55,500		6.1%	1,738,371		2.5%
Wellington Management Company, LLP(8)	125,000		13.7%	12,778,546		18.0%
Named Executive Officers and Directors
Glenn L. Carpenter	—		—	78,354	(9)(10)(11)(12)	*
Harold H. Greene	—		—	48,796	(10)(11)(12)	*
Thomas D’Arcy	5,000		*	2,156,610	(13)	3.2%
Gary H. Hunt	—		—	28,796	(10)(11)	*
C. Michael Kojaian	100,000	(14)	10.9%	19,177,522	(11)(12)(14)	27.3%
Robert J. McLaughlin	—		—	157,801	(11)(12)(15)	*
Devin I. Murphy	1,000		*	90,803	(12)(16)	*
D. Fleet Wallace	—		—	48,796	(10)(11)(12)	*
Rodger D. Young	500		*	76,902	(11)(12)(17)	*
Andrea R. Biller	—		—	337,810	(18)	*
Jeffrey T. Hanson	250	(19)	*	702,014	(20)	1.0%
Richard W. Pehlke	500		*	208,827	(21)	*
Scott D. Peters	—		—	506,750	(22)	*
Jacob Van Berkel	250		*	225,431	(23)	*
All Current Directors and Executive Officers as a Group (14 persons)	107,500		11.8%	23,537,417	(24)	33.4%

*	Less than one percent.

(1)	Unless otherwise indicated, the address for each of the individuals listed below is c/o Grubb & Ellis Company, 1551 Tustin Avenue, Suite 300, Santa Ana, California 92705.

(2)	Each share of Preferred Stock currently converts into 31.322 shares of Common Stock, and all Common Stock share numbers include, where applicable, the number of shares of Common Stock into which any Preferred Stock held by the beneficial owner is convertible at such rate of conversion.

(3)	The percentage of shares of capital stock shown for each person in this column and in this footnote assumes that such person, and no one else, has exercised any outstanding warrants, options or convertible securities held by him or her exercisable on November 16, 2009 or within 60 days thereafter.

(4)	Pursuant to a Schedule 13G filed with the SEC by FMR LLC on November 10, 2009, FMR is deemed to be the beneficial owner of 160,000 shares of Preferred Stock, or 5,011,520 shares of Common Stock assuming a conversion rate of 31.322 shares of Common Stock per share of Preferred Stock.

(5)	Kojaian Holdings LLC is affiliated with each of C. Michael Kojaian, a director of the Company, Kojaian Ventures, L.L.C. and Kojaian Management Corporation (See footnote 13 below). The address for Kojaian Holdings LLC is 39400 Woodward Avenue, Suite 250, Bloomfield Hills, Michigan 48304.

(6)	Kojaian Ventures, L.L.C. is affiliated with each of C. Michael Kojaian, a director of the Company, Kojaian Holdings LLC and Kojaian Management Corporation (see footnote 13 below). The address of Kojaian Ventures, L.L.C. is 39400 Woodward Ave., Suite 250, Bloomfield Hills, Michigan 48304.

(7)	Kojaian Management Corporation is affiliated with each of C. Michael Kojaian, a director of the Company, Kojaian Holdings LLC and Kojaian Ventures, L.L.C. (see footnote 13 below). The address of Kojaian Management Corporation is 39400 Woodward Ave., Suite 250, Bloomfield Hills, Michigan 48304.

(8)	Pursuant to a Schedule 13G filed with the SEC by Wellington Management Company, LLP (“Wellington”) on February 17, 2009, Wellington, in its capacity as investment advisor, may be deemed to beneficially own 8,863,296 shares of the Company’s common stock which are held of record by clients of Wellington. Wellington’s address is 75 State Street, Boston, Massachusetts 02109. Wellington, in its capacity as investment advisor, may also be deemed to be the beneficial owner of 125,000 shares of Preferred Stock which are held of record by clients of Wellington.

(9)	Beneficially owned shares include 3,986 restricted shares of Common Stock which vest on March 12, 2010 and 3,986 restricted shares of Common Stock which vest on March 12, 2011, such 7,972 shares granted pursuant to the Company’s 2006 Omnibus Equity Plan.

(10)	Beneficially owned shares include 3,666 restricted shares of Common Stock which vest on June 27, 2010.

(11)	Beneficially owned shares include 2,999 restricted shares of Common Stock that vest on the first business day following December 10, 2009 and 2,999 restricted shares of Common Stock that vest on the first business day following December 10, 2010, such 5,998 shares granted pursuant to the Company’s 2006 Omnibus Equity Plan.

(12)	Beneficially owned shares include 20,000 restricted shares of Common Stock which vest in equal 33 1/3 portions on each of the first, second, and third anniversaries of December 10, 2008, such 20,000 shares granted pursuant to the Company’s 2006 Omnibus Equity Plan.

(13)	Beneficially owned shares include (i) 1,000,000 restricted shares of Common Stock which vest in equal 33 1/3 portions on each of the first, second, and third anniversaries of November 16, 2009, and (ii) 1,000,000 restricted shares of Common Stock which vest based upon the market price of the Company’s Common Stock during the initial three-year term of Mr. D’Arcy’s employment agreement. Specifically, (i) in the event that for any 30 consecutive trading days the volume weighted average closing price per share of the Common Stock on the exchange or market on which the Company’s shares are publically listed or quoted for trading is at least $3.50, then 50% of such restricted shares shall vest, and (ii) in the event that for any 30 consecutive trading days the volume weighted average closing price per share of the Company’s Common Stock on the exchange or market on which the Company’s shares of Common Stock are publically listed or quoted for trading is at least $6.00, then the remaining 50% percent of such restricted shares shall vest. Vesting with respect to all restricted shares is subject to Mr. D’Arcy’s continued employment by the Company, subject to the terms of a Restricted Share Agreement entered into by Mr. D’Arcy and the Company on November 16, 2009, and other terms and conditions set forth in Mr. D’Arcy’s employment agreement.

(14)	Beneficially owned shares include shares directly held by Kojaian Holdings LLC, Kojaian Ventures, L.L.C. and Kojaian Management Corporation. C. Michael Kojaian, a director of the Company, is affiliated with Kojaian Ventures, L.L.C., Kojaian Holdings LLC and Kojaian Management Corporation. Pursuant to rules established by the SEC, the foregoing parties may be deemed to be a “group,” as defined in Section 13(d) of the Exchange Act, and C. Michael Kojaian is deemed to have beneficial ownership of the shares directly held by each of Kojaian Ventures, L.L.C., Kojaian Holdings LLC and Kojaian Management Corporation.

(15)	Beneficially owned shares include 92,241 shares of Common Stock held directly by Robert J. McLaughlin and 65,560 shares of Common Stock held directly by: (i) Katherine McLaughlin’s IRA (Mr. McLaughlin wife’s

IRA of which Mr. McLaughlin disclaims beneficial ownership); (ii) Robert J. and Katherine McLaughlin Trust; and (iii) Louise H. McLaughlin Trust.

(16)	Beneficially owned shares include 12,986 restricted shares of Common Stock which vest in equal portions on each first business day following July 10, 2010 and 2011 granted pursuant to the Company’s 2006 Omnibus Equity Plan.

(17)	Beneficially owned shares include 10,000 shares of Common Stock issuable upon exercise of fully vested outstanding options.

(18)	Beneficially owned shares include 35,200 shares of Common Stock issuable upon exercise of fully vested outstanding options. Beneficially owned shares include 8,800 shares of restricted stock that vest on June 27, 2010.

(19)	Mr. Hanson’s beneficially owned shares include 250 shares of Preferred Stock which are indirectly held through Jeffrey T. Hanson and April L. Hanson, as Trustees of the Hanson Family Trust.

(20)	Beneficially owned shares include 22,000 shares of Common Stock issuable upon exercise of fully vested options. Beneficially owned shares include 5,867 restricted shares of Common Stock that vest on June 27, 2010.

(21)	Beneficially owned shares include 16,666 shares of Common Stock issuable upon exercise of fully vested outstanding options. Beneficially owned shares include 25,000 restricted shares of Common Stock that vest on the first business day after January 24, 2010 and 25,000 restricted shares of Common Stock that vest on the first business day after January 24, 2011, all of these 50,000 shares are subject to certain terms and conditions contained in that certain Restricted Stock Agreement between the Company and Mr. Pehlke dated January 24, 2008. In addition, beneficially owned shares include 119,000 restricted shares of Common Stock awarded to Mr. Pehlke pursuant to the Company’s 2006 Omnibus Equity Plan which will vest in equal 33 1/3% installments on each first business day after the first, second and third anniversaries of the grant date (December 3, 2008) and are subject to acceleration under certain conditions.

(22)	Based upon a Form 4 filed by Scott D. Peters, Mr. Peters may be deemed the beneficial owner of 506,750 shares of Common Stock. Scott D. Peters resigned his position with the Company in July 2008. Mr. Peters, upon resignation, forfeited 836,000 shares of unvested restricted stock.

(23)	Beneficially owned shares include 120,000 restricted shares of Common Stock awarded to Mr. Van Berkel pursuant to the Company’s 2006 Omnibus Equity Plan which will vest in equal 33 1/3% installments on each first business day after the first, second and third anniversaries of the grant date (December 3, 2008) and are subject to acceleration under certain conditions. Beneficially owned shares also include 26,667 restricted shares of Common Stock which vest on the first business day following January 24, 2010 and 26,666 restricted shares of Common Stock which vest on the first business day following January 24, 2011. Furthermore, beneficially owned shares include 5,867 shares of restricted Common Stock which vest on the first business day after December 4, 2009 and 5,866 shares of restricted Common Stock which vest on the first business day after December 4, 2010.

(24)	Beneficially owned shares include the following shares of Common Stock issuable upon exercise of outstanding options which are exercisable on November 16, 2009 or within 60 days thereafter under the Company’s various stock option plans: Mr. Young — 10,000 shares, Ms. Biller — 35,200 shares, Mr. Hanson — 22,000 shares, Mr. Pehlke — 16,666 shares, and all current directors and executive officers as a group 83,866 shares.

ADOPTION OF AMENDMENT TO
CERTIFICATE OF INCORPORATION
TO INCREASE THE NUMBER OF DIRECTORS
IN THE EVENT THAT PREFERRED DIVIDENDS ARE IN ARREARS

(Proposal No. 4)

On November 4, 2009, the Board of Directors unanimously approved, ONLY in the event Proposal No. 2 is NOT APPROVED, certain amendments to the Company’s Certificate of Incorporation, including, the provision for the automatic increase in the number of directors by two directors (the “Preferred Directors Amendment”) in the event that dividends with respect to Preferred Stock are in arrears for six or more quarters, whether or not consecutive (the “Preferred Dividend Default”).

In the event of a Preferred Dividend Default, subject to certain limitations, holders representing a majority of shares of Preferred Stock (voting together as a class with the holders of all other classes or series of preferred stock upon which like voting rights have been conferred and are exercisable) will be entitled to nominate and vote for the election of two additional directors to serve on our Board of Directors (the “Preferred Stock Directors”), until all unpaid dividends with respect to the Preferred Stock and any other class or series of preferred stock upon which like voting rights have been conferred and are exercisable have been paid or declared and a sum sufficient for payment is set aside for such payment; provided that the election of any such Preferred Stock Directors will not cause us to violate the corporate governance requirements of the New York Stock Exchange (“NYSE”) (or any other exchange or automated quotation system on which our securities may be listed or quoted) that requires listed or quoted companies to have a majority of independent directors; and provided further that the Board of Directors will, at no time, include more than two Preferred Stock Directors. In such a case, the number of directors serving on the Board of Directors will be increased by two. The Preferred Stock Directors will be elected by holders representing a majority of shares of our preferred stock for a one-year term and each Preferred Stock Director will serve until his or her successor is duly elected and qualifies or until such director’s right to hold the office terminates, whichever occurs earlier. The election will take place at:

•	a special meeting called by holders of at least 15% of the outstanding shares of Preferred Stock together with any other class or series of preferred stock upon which like voting rights have been conferred and are exercisable, if this request is received more than 75 days before the date fixed for our next annual or special meeting of stockholders or, if we receive the request for a special meeting within 75 days before the date fixed for our next annual or special meeting of stockholders, at our annual or special meeting of stockholders; and

•	each subsequent annual meeting (or special meeting held in its place) until all dividends accumulated on the Preferred Stock and on any other class or series of preferred stock upon which like voting rights have been conferred and are exercisable have been paid in full for all past dividend periods.

If and when all accumulated dividends on the Preferred Stock and all other classes or series of preferred stock upon which like voting rights have been conferred and are exercisable have been paid in full or a sum sufficient for such payment in full is set aside for payment, holders of shares of Preferred Stock will be divested of the voting rights set forth above (subject to re-vesting in the event of each and every preferred dividend default) and the term and office of such Preferred Stock Directors so elected will immediately terminate and the entire Board of Directors will be reduced accordingly.

Any Preferred Stock Director elected by holders of shares of Preferred Stock and other holders of preferred stock upon which like voting rights have been conferred and are exercisable may be removed at any time with or without cause by the vote of, and may not be removed otherwise than by the vote of, the holders of record of a majority of the outstanding shares of Preferred Stock and other parity preferred stock entitled to vote thereon when they have the voting rights described above (voting as a single class). So long as a Preferred Dividend Default continues, any vacancy in the office of a Preferred Stock Director may be filled by written consent of the Preferred Stock Director remaining in office, or if none remains in office, by a vote of the holders of record of a majority of the outstanding shares of Preferred Stock when they have the voting rights described above (voting as a single class with all other classes or series of preferred stock upon which like voting rights have been conferred and are exercisable);

provided that the filling of each vacancy will not cause us to violate the corporate governance requirements of the NYSE (or any other exchange or automated quotation system on which our securities may be listed or quoted) that requires listed or quoted companies to have a majority of independent directors. The Preferred Stock Directors will each be entitled to one vote on any matter.

Assuming the presence of a quorum in person or by proxy at the Annual Meeting, the affirmative vote in favor of the Preferred Directors Amendment by a majority of the combined voting power of the outstanding shares of Common Stock and the Preferred Stock voting as a single class (the Preferred Stock voting on an as converted basis) is needed to approve the adoption of the Preferred Directors Amendment.

If the Preferred Directors Amendment is adopted, the text Certificate of Incorporation would be amended as set forth in Section 3, Alternative B of Annex C attached hereto.

If the stockholders adopt the Preferred Directors Amendment, it will become effective upon the filing of a Certificate of Amendment to the Certificate of Incorporation with the Delaware Secretary of the State. The Company plans to file a Certificate of Amendment to the Certificate of Incorporation promptly after the requisite stockholder vote is obtained.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADOPTION OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF DIRECTORS BY TWO IN THE EVENT OF PREFERRED DIVIDEND DEFAULT, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY.

IF PROPOSAL NO.  2 IS APPROVED BY STOCKHOLDERS, THIS PROPOSAL NO. 4 WILL NOT BE ADOPTED, NOTWITHSTANDING STOCKHOLDER APPROVAL, AS IT WILL BE SUPERCEDED BY PROPOSAL NO. 2 AND WILL NOT BE NECESSARY.

RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

(Proposal No. 5)

The Board of Directors has appointed the firm of Ernst & Young LLP to continue as the Company’s independent registered public accounting firm for the year ending December 31, 2009, subject to ratification of the appointment by Grubb & Ellis’ stockholders. If the stockholders do not ratify the appointment of Ernst & Young LLP, the Audit Committee will reconsider whether to retain Ernst & Young LLP, but may decide to retain Ernst & Young LLP as the Company’s independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee in its discretion may change the appointment at any time during the year if it determines that a change would be in the best interests of Grubb & Ellis and its stockholders.

Assuming the presence of a quorum in person or by proxy at the Annual Meeting, the affirmative vote of a majority of the combined voting power of the outstanding shares of Common Stock and Preferred Stock voting as a single class (the Preferred Stock voting on an as converted basis) present in person or by proxy is required to ratify the appointment of Ernst & Young LLP as Grubb & Ellis’ independent registered public accounting firm for the year ending December 31, 2009.

Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2009, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

Auditor Fee Information

Ernst & Young, independent public accountants, began serving as the Company’s auditors from December 10, 2007. Ernst & Young also served as the legacy Grubb & Ellis’ auditors from January 1, 2007 to December 7, 2007 and for the year ended December 31, 2006. Ernst & Young billed the Company and the legacy Grubb & Ellis the fees and costs set forth below for services rendered during the years ended December 31, 2008 and 2007, respectively.

	2008	2007

Audit Fees(1)
Audit and quarterly review fees of consolidated financial statements	$2,519,287	$1,024,450
SEC filings, including consents and comment letters	8,300	236,000

Total Audit Fees	2,527,587	1,260,450

Audit Related Fees(2)
Employee benefit plan audits	28,325	25,500
Accounting consultations	113,937	318,804
Due diligence services on pending merger	—	161,306
Property audits	108,407	—
SAS No. 70 attestation reports	115,000	85,000

Total Audit-Related Fees	365,669	590,610

Tax Fees(2)
Tax return preparation	250,000	69,500
Tax planning	290,487	—

Total Tax Fees	540,487	69,500

Total Fees	$3,433,743	$1,920,560

(1)	Includes fees and expenses related to the year-end audit and interim reviews, notwithstanding when the fees and expenses were billed or when the services were rendered.

(2)	Includes fees and expenses for services rendered from January through December of the year, notwithstanding when the fees and expenses were billed.

All audit and non-audit services have been pre-approved by the Audit Committee.

Deloitte & Touche LLP, independent public accountants, served as NNN’s auditors for the period from January 1, 2007 to December 7, 2007. Deloitte & Touche billed NNN the fees and costs set forth below for services rendered during the year ended December 31, 2007. Deloitte & Touche billed the Company $165,000 in connection with services performed related to the 2008 Form 10-K.

2007

Audit Fees(1)
Audit of consolidated financial statements	$881,297
Timely quarterly reviews	756,970
SEC filings, including comfort letters, consents and comment letters	—

Total Audit Fees	1,638,267

Audit Related Fees(2)
Audits in connection with acquisitions and other accounting consultations	373,996
Due diligence services on pending merger	19,798

Total Audit-Related Fees	393,794

Tax Fees(2)
Tax return preparation	61,850

Total Tax Fees	61,850

Total Fees	$2,093,911

(1)	Includes fees and expenses related to the year-end audit and interim reviews, notwithstanding when the fees and expenses were billed or when the services were rendered.

(2)	Includes fees and expenses for services rendered from January through December of the year, notwithstanding when the fees and expenses were billed.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

Consistent with SEC requirements regarding auditor independence, the Audit Committee has adopted a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm.

The Audit Committee’s policy requiring pre-approval of all audit services and permissible non-audit services provided by the independent registered public accounting firm, along with the associated fees for those services, provides for the annual pre-approval of specific types of services pursuant to the policies and procedures adopted by the Audit Committee, and gives guidance to management as to the specific services that are eligible for such annual pre-approval. The policy requires the specific pre-approval of all other permitted services. For both types of pre-approval, the Audit Committee considers whether the provision of a non-audit service is consistent with the SEC’s rules on auditor independence, including whether provision of the service (i) would create a mutual or conflicting interest between the independent registered public accounting firm and the Company, (ii) would place the independent registered public accounting firm in the position of auditing its own work, (iii) would result in the independent registered public accounting firm acting in the role of management or as an employee of the Company, or (iv) would place the independent registered public accounting firm in a position of acting as an advocate for us. Additionally, the Audit Committee considers whether the independent registered public accounting firm is best positioned and qualified to provide the most effective and efficient service, based on factors such as the independent registered public accounting firm’s familiarity with our business, personnel, systems or risk profile and whether provision of the service by the independent registered public accounting firm would enhance our ability to manage or control risk or improve audit quality or would otherwise be beneficial to us.

Audit Committee Report

The Audit Committee currently has three members Robert J. McLaughlin, Chair, Harold H. Greene, and D. Fleet Wallace. The Board has determined that the members of the Audit Committee are independent under the NYSE listing requirements and the Securities Exchange act of 1943 as amended and the rules thereunder, and that Mr. McLaughlin is an audit committee financial expert in accordance with rules established by the SEC. The Audit Committee’s responsibilities are described in a written charter that was adopted by the Board. The charter of the Audit Committee is available on the Company’s website at www.grubb-ellis.com and printed copies of which may be obtained upon request by contacting Investor Relations, Grubb & Ellis Company, 1551 N. Tustin Ave., Suite 300, Santa Ana, CA 92705.

The primary function of the Audit Committee is to provide oversight relating to the corporate accounting functions, the systems of internal controls, and the integrity and quality of the financial reports of the Company. The responsibilities of the Audit Committee include recommending to the Board the appointment of independent accountants as auditors, approval of the scope of the annual audit, and a review of: (a) the independence and performance of the auditors; (b) the audit results and compliance with the auditors’ recommendations; and (c) financial report to stockholders. In addition, the Audit Committee approves the selection of any vendor utilized for internal audit function, its corporate accounting function and the effectiveness of internal controls, and compliance with certain aspects of the Company’s conflicts-of-interest policy.

The independent accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Company’s management is responsible for the Company’s internal controls and the financial reporting process. The Audit Committee is responsible for monitoring these processes.

In the performance of its oversight function, the Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2008 with the Company’s management. The Audit Committee has discussed with Ernst & Young LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by Statement and Auditing Standards No. 61, Communication with Audit Committees. The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with Ernst & Young LLP the independence of Ernst & Young LLP.

The Audit Committee discussed with Ernst & Young LLP the overall scope and plans for its audits. The Audit Committee meets with the independent registered public accounting firm with and without management present to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting and other matters.

Based on the review and discussions described above, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2008 be included in the Annual Report for the year ended December 31, 2008 on Form 10-K/A for filing with the SEC.

The above Audit Committee Report is not to be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that such information be treated as soliciting material or specifically incorporates it by reference into any filing under the Securities Act or the Exchange Act.

Members of The Audit Committee
Robert J. McLaughlin, Chair
Harold H. Greene
D. Fleet Wallace

DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS
FOR INCLUSION IN PROXY STATEMENT

Any proposal that a stockholder wishes to have included in our Proxy Statement and form of proxy relating to our 2010 annual meeting of stockholders under Rule 14a-8 of the SEC must be received by our Secretary at Grubb & Ellis Company, 1551 N. Tustin Ave., Suite 300, Santa Ana, California 92705, by September 18, 2010. Any stockholder proposal received by the Company after September 18, 2010 which is submitted for consideration at next year’s annual meeting but not for inclusion in the proxy statement, will not be considered filed on a timely basis with the Company under Rule 14a-4(c)(1). For such proposals that are not timely filed, the Company retains discretion to vote proxies it receives. For such proposals that are timely filed, the Company retains discretion to vote proxies it receives provided (i) the Company includes in its proxy statement advice on the nature of the proposal and how it intends to exercise its voting discretion; and (ii) the proponent does not issue a proxy statement. Nothing in this paragraph shall be deemed to require us to include in our proxy statement and form of proxy for such meeting any stockholder proposal that does not meet the requirements of the SEC in effect at the time. The Company’s bylaws provide that in order for a stockholder to make nominations for the election of directors or proposals for other business to be brought before the 2010 annual meeting of Stockholders, a stockholder must deliver written notice mailed or delivered of such nomination or business proposal to the Company not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day prior to the first anniversary of last year’s annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice must be delivered not earlier than the close of business on the 120th day prior to the annual meeting and not later than the close of business on the later of 90th day prior to the annual meeting or the tenth day following the day on which public announcement of the date of the meeting is first made. A copy of the bylaws may be obtained from the Company.

CODE OF CONDUCT AND ETHICS

The Company has adopted, and revised effective January 25, 2008, a code of business conduct and ethics (“Code of Business Conduct and Ethics”) that applies to all of the Company’s directors, officers, employees and independent contractors, including the Company’s principal executive officer, principal financial officer and controller and complies with the requirements of the Sarbanes-Oxley Act of 2002 and the NYSE listing requirements. The January 25, 2008 revision was effected to make the Code of Business Conduct and Ethics consistent with the amendment of even date to the Company’s bylaws so as to provide that members of the board of directors who are not an employee or executive officer of the Company (“Non-Management Directors”) have the right to directly or indirectly engage in the same or similar business activities or lines of business as the Company, or any of its subsidiaries, including those business activities or lines of business deemed to be competing with the Company or any of its subsidiaries. In the event that the Non-Management Director acquires knowledge, other than as a result of his or her position as a director of the Company, of a potential transaction or matter that may be a corporate opportunity for the Company, or any of its subsidiaries, such Non-Management Director shall be entitled to offer such corporate opportunity to the Company as such Non-Management Director deems appropriate under the circumstances in their sole discretion.

The Company’s Code of Business Conduct and Ethics is designed to deter wrongdoing, and to promote, among other things, honest and ethical conduct, full, timely, accurate and clear public disclosures, compliance with all applicable laws, rules and regulations, the prompt internal reporting of violations of the code, and accountability. In addition, the Company maintains an Ethics Hotline with an outside service provider in order to assure compliance with the so-called “whistle blower” provisions of the Sarbanes Oxley Act of 2002. This toll-free hotline and confidential web-site provide officers, employees and independent contractors with a means by which issues can be communicated to management on a confidential basis. A copy of the Company’s Code of Business Conduct and Ethics is available on the Company’s website at www.grubb-ellis.com and upon request and without charge by contacting Investor Relations, Grubb & Ellis Company, 1551 North Tustin Avenue, Suite 300, Santa Ana, California 92705.

REVOCATION OF PROXIES

You may change your proxy instructions at any time prior to the vote at the Annual Meeting for shares of Common Stock or Preferred Stock held directly in your name. You may accomplish this by attending the Annual Meeting and voting in person which will automatically cancel any proxy previously given (but your attendance alone will not revoke any proxy previously given), or by delivering to the Corporate Secretary of the Company, Andrea R. Biller c/o Grubb & Ellis Company, 1551 North Tustin Avenue, Suite 300, Santa Ana, California 92705, a written notice, bearing a later date than the date of your proxy instructions provided to the Company, stating that your proxy provided to the Company is revoked. If your shares of Common Stock or Preferred Stock are held in “street name,” you must either vote your shares of Common Stock or Preferred Stock according to the enclosed voting instruction form or contact your broker or other nominee and follow the directions provided to you in order to change your vote.

SOLICITATION OF PROXIES

In connection with the solicitation of proxies by the Company for use at the 2009 Annual Meeting, proxies may be solicited by mail, facsimile, telephone, telegraph, electronic mail, Internet, in person and by advertisements. Solicitations may also be made by officers and divisions of the Company, none of whom will receive compensation for such solicitation.

The Company has retained MacKenzie Partners, Inc. for solicitation and advisory services in connection with the Annual Meeting for a fee of approximately $20,000, plus reimbursement for its reasonable out-of-pocket expenses and will be indemnified against certain liabilities.

INCORPORATION BY REFERENCE

The SEC allows the Company to “incorporate by reference” information into this proxy statement, which means that the Company can disclose important information to you by referring you to other documents that we have filed separately with the SEC and delivered to you with the copy of this proxy statement. The information incorporated by reference is deemed to be part of this proxy statement. This proxy statement incorporates by reference our Annual Report on Form 10-K/A for the year ended December 31, 2009, as amended, filed with the SEC on November 20, 2009 (excluding the exhibits filed thereto), a copy of which accompanies this Proxy Statement.

A copy of each of the items listed above, including the exhibits filed thereto, may be obtained by stockholders without charge by written request addressed to Investor Relations, Grubb & Ellis Company, 1551 N. Tustin Ave,. Suite 300, Santa Ana, CA 92705 or may be accessed on the Internet at www.grubb-ellis.com.

QUARTERLY REPORT

A copy of our Quarterly Report on Form 10-Q/A for the quarter ended September 30, 2009 (excluding the exhibits thereto), which was filed with the SEC on November 19, 2009, is set forth in this Proxy Statement as Annex A.

A copy of our Quarterly Report on Form 10-Q/A for the quarter ended September 30, 2009, including the exhibits filed thereto, may be obtained by stockholders without charge by written request addressed to Investor Relations, Grubb & Ellis Company, 1551 N. Tustin Ave,. Suite 300, Santa Ana, CA 92705 or may be accessed on the Internet at www.grubb-ellis.com.

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL OUT, SIGN, DATE AND RETURN THE ENCLOSED PROXY, OR COMPLETE YOUR PROXY BY TELEPHONE OR VIA THE INTERNET, AT YOUR EARLIEST CONVENIENCE.

By order of the Board of Directors:

Thomas D’Arcy
President and Chief Executive Officer

Santa Ana, CA
November 20, 2009

ANNEX A

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 10-Q/A
(Amendment No. 1)

☑	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the quarter ended September 30, 2009
OR
☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the transition period from to

Commission file number 1-8122

GRUBB & ELLIS COMPANY
(Exact name of registrant as specified in its charter)

Delaware	94-1424307
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

1551 North Tustin Avenue, Suite 300, Santa Ana, California	92705 (Zip Code)
(Address of principal executive offices)

(714) 667-8252
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.  Yes ☑  No ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).  Yes ☐  No ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☑	Non-accelerated filer ☐	Smaller reporting company ☐
(Do not check if a smaller reporting company)

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).  Yes ☐  No ☑

The number of shares outstanding of the registrant’s common stock as of October 31, 2009 was 65,180,830 shares.

EXPLANATORY NOTE

This Amendment No. 1 to our Quarterly Report on Form 10-Q for the quarter ended September 30, 2009 (the “Amended 10-Q”), amends our Quarterly Report on Form 10-Q for the quarter ended September 30, 2009, filed with the Securities and Exchange Commission on November 13, 2009 (the “Original 10-Q”). This Amended 10-Q amends the Original 10-Q solely for the purpose of (i) correcting a typographical error in Part I, Item 4 with respect to the date of management’s date of evaluation of disclosure controls and procedures to reflect September 30, 2009 and (ii) correcting a typographical error in Part I, Item 2 to reflect the amount of properties acquired on behalf of sponsored programs during the three months ended September 30, 2008 as $209.9 million.

This Amended 10-Q does not reflect events occurring after the filing of the Original 10-Q and does not modify or update the disclosure in the Original 10-Q, other than the corrections noted above and the filing of certifications of our principal executive officer and principal financial officer pursuant to Rule 13a-14 of the Securities Exchange Act of 1934 and Section 906 of the Sarbanes-Oxley Act of 2002. This Amended 10-Q replaces the Original 10-Q in its entirety.

Part I — FINANCIAL INFORMATION

Item 1.	Financial Statements.

GRUBB & ELLIS COMPANY

CONSOLIDATED BALANCE SHEETS

	September 30,	December 31,
	2009	2008
	(Unaudited)
	(In thousands, except share and per share amounts)

ASSETS
Current assets:
Cash and cash equivalents	$9,444	$32,985
Restricted cash	12,476	36,047
Investment in marketable securities	631	1,510
Current portion of accounts receivable from related parties — net	7,756	22,630
Current portion of advances to related parties — net	26	2,982
Notes receivable from related party — net	9,100	9,100
Service fees receivable — net	22,208	26,987
Current portion of professional service contracts — net	3,372	4,326
Real estate deposits and pre-acquisition costs	4,127	5,961
Properties held for sale — net	22,468	78,708
Identified intangible assets and other assets held for sale — net	4,823	25,751
Prepaid expenses and other assets	14,115	23,620

Total current assets	110,546	270,607
Accounts receivable from related parties — net	13,819	11,072
Advances to related parties — net	6,897	11,499
Professional service contracts — net	8,613	10,320
Investments in unconsolidated entities	3,341	8,733
Property held for investment — net	82,808	88,699
Property, equipment and leasehold improvements — net	14,078	14,016
Identified intangible assets — net	96,455	100,631
Other assets — net	5,621	4,700

Total assets	$342,178	$520,277

LIABILITIES AND STOCKHOLDERS’ (DEFICIT) EQUITY
Current liabilities:
Accounts payable and accrued expenses	$61,179	$70,222
Due to related parties	1,992	2,447
Current portion of line of credit	62,709	63,000
Current portion of capital lease obligations	984	333
Notes payable of properties held for sale	31,613	108,959
Liabilities of properties held for sale — net	2,376	9,257
Other liabilities	41,117	37,550
Deferred tax liability	4,822	2,080

Total current liabilities	206,792	293,848
Long-term liabilities:
Senior notes	16,277	16,277
Notes payable and capital lease obligations	107,953	107,203
Other long-term liabilities	11,262	11,875
Deferred tax liabilities	15,664	17,298

Total liabilities	357,948	446,501
Commitments and contingencies (See Note 14)	—	—
Stockholders’ (deficit) equity:
Preferred stock: $0.01 par value; 10,000,000 shares authorized as of September 30, 2009 and December 31, 2008; no shares issued and outstanding as of September 30, 2009 and December 31, 2008	—	—
Common stock: $0.01 par value; 100,000,000 shares authorized; 65,180,830 and 65,382,601 shares issued and outstanding as of September 30, 2009 and December 31, 2008, respectively	651	654
Additional paid-in capital	411,913	402,780
Accumulated deficit	(428,931)	(333,263)
Other comprehensive loss	(43)	—

Total Grubb & Ellis Company stockholders’ (deficit) equity	(16,410)	70,171

Noncontrolling interests	640	3,605

Total (deficit) equity	(15,770)	73,776

Total liabilities and stockholders’ (deficit) equity	$342,178	$520,277

See accompanying notes to consolidated financial statements.

GRUBB & ELLIS COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Three Months		For the Nine Months
	Ended September 30,		Ended September 30,
	2009	2008	2009	2008
	(Unaudited)
	(In thousands, except per share amounts)

REVENUE
Management services	$67,456	$63,479	$199,636	$185,855
Transaction services	46,321	57,502	118,793	173,191
Investment management	14,829	24,116	43,912	84,480
Rental related	7,498	8,119	22,754	25,302

Total revenue	136,104	153,216	385,095	468,828

OPERATING EXPENSE
Compensation costs	116,339	120,765	342,072	365,488
General and administrative	25,464	40,258	83,801	84,387
Depreciation and amortization	3,504	4,884	8,368	13,692
Rental related	4,961	4,337	16,159	15,384
Interest	3,741	2,947	12,490	9,928
Merger related costs	—	2,657	—	10,217
Real estate related impairments	2,393	34,778	16,615	34,778
Goodwill and intangible assets impairment	583	—	583	—

Total operating expense	156,985	210,626	480,088	533,874

OPERATING LOSS	(20,881)	(57,410)	(94,993)	(65,046)

OTHER INCOME (EXPENSE)
Equity in losses of unconsolidated entities	(224)	(5,859)	(1,635)	(10,602)
Interest income	188	234	472	757
Other income (loss)	272	(508)	394	(3,801)

Total other income (expense)	236	(6,133)	(769)	(13,646)

Loss from continuing operations before income tax (provision) benefit	(20,645)	(63,543)	(95,762)	(78,692)
Income tax (provision) benefit	(277)	15,943	(587)	23,124

Loss from continuing operations	(20,922)	(47,600)	(96,349)	(55,568)

Discontinued operations
Loss from discontinued operations — net of taxes	(535)	(14,941)	(379)	(18,871)
Gain (loss) on disposal of discontinued operations — net of taxes	—	(185)	(626)	181

Total loss from discontinued operations	(535)	(15,126)	(1,005)	(18,690)

Net loss	(21,457)	(62,726)	(97,354)	(74,258)
Net loss attributable to noncontrolling interests	(98)	(6,444)	(1,686)	(6,298)

Net loss attributable to Grubb & Ellis Company	$(21,359)	$(56,282)	$(95,668)	$(67,960)

Basic loss per share:
Loss from continuing operations attributable to Grubb & Ellis Company	$(0.33)	$(0.65)	$(1.49)	$(0.79)
Loss from discontinued operations attributable to Grubb & Ellis Company	(0.01)	(0.23)	(0.02)	(0.28)

Net loss per share	$(0.34)	$(0.88)	$(1.51)	$(1.07)

Diluted loss per share:
Loss from continuing operations attributable to Grubb & Ellis Company	$(0.33)	$(0.65)	$(1.49)	$(0.79)
Loss from discontinued operations attributable to Grubb & Ellis Company	(0.01)	(0.23)	(0.02)	(0.28)

Net loss per share	$(0.34)	$(0.88)	$(1.51)	$(1.07)

Basic weighted average shares outstanding	63,628	63,601	63,618	63,574

Diluted weighted average shares outstanding	63,628	63,601	63,618	63,574

Dividends declared per share	$—	$—	$—	$0.2050

See accompanying notes to consolidated financial statements.

GRUBB & ELLIS COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Nine Months
	Ended
	September 30,
	2009	2008
	(In thousands) (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(97,354)	$(74,258)
Adjustments to reconcile net loss to net cash used in operating activities:
Loss on sale of real estate	1,031	—
Equity in losses of unconsolidated entities	1,635	10,602
Depreciation and amortization (including amortization of signing bonuses)	12,770	28,017
Loss on disposal of property, equipment and leasehold improvements	449	312
Impairment of real estate	16,365	45,767
Impairment of goodwill and intangibles	583	—
Stock-based compensation	8,734	8,484
Compensation expense on profit sharing arrangements	102	1,716
Amortization/write-off of intangible contractual rights	776	1,179
Amortization of deferred financing costs	1,501	342
(Gain) loss on marketable equity securities	(449)	3,344
Deferred income taxes	1,108	(28,849)
Allowance for uncollectible accounts	12,824	10,861
Loss on write-off of real estate deposit and pre-acquisition costs	122	—
Other operating noncash gains	—	612
Changes in operating assets and liabilities:
Accounts receivable from related parties	9,750	4,635
Prepaid expenses and other assets	7,463	(24,395)
Accounts payable and accrued expenses	(7,167)	(31,103)
Other liabilities	704	8,614

Net cash used in operating activities	(29,053)	(34,120)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(2,332)	(3,359)
Tenant improvements and capital expenditures	(2,571)	(2,958)
Purchases of marketable equity securities	(4,231)	(505)
Proceeds from sale of marketable equity securities	—	2,653
Advances to related parties	(3,808)	(10,169)
Proceeds from repayment of advances to related parties	1,934	22,543
Payments to related parties	(455)	(2,217)
Origination of notes receivable to related parties	—	(15,100)
Repayment of notes receivable from related parties	—	13,600
Investments in unconsolidated entities	(3,963)	(673)
Distributions of capital from unconsolidated entities	91	603
Acquisition of properties	—	(111,690)
Proceeds from sale of properties	93,471	—
Real estate deposits and pre-acquisition costs	(2,565)	(56,568)
Proceeds from collection of real estate deposits and pre-acquisition costs	4,277	81,851
Restricted cash	1,337	15,270

Net cash provided by (used in) investing activities	81,185	(66,719)

CASH FLOWS FROM FINANCING ACTIVITIES
Advances on line of credit	11,389	55,000
Repayments on line of credit	(11,389)	—
Borrowings on notes payable	936	94,149
Repayments of notes payable and capital lease obligations	(79,154)	(56,219)
Other financing costs	(137)	52
Deferred financing costs	(1,456)	(2,693)
Net proceeds from the issuance of common stock	—	314
Repurchase of common stock	—	(1,840)
Dividends paid to common stockholders	—	(15,129)
Contributions from noncontrolling interests	5,827	15,323
Distributions to noncontrolling interests	(1,689)	(3,020)

Net cash (used in) provided by financing activities	(75,673)	85,937

NET DECREASE IN CASH AND CASH EQUIVALENTS	(23,541)	(14,902)
Cash and cash equivalents — Beginning of period	32,985	49,328

Cash and cash equivalents — End of period	$9,444	$34,426

SUPPLEMENTAL DISCLOSURE OF NONCASH ACTIVITIES
Issuance of warrants	$534	$—

Capital lease obligations	$2,274	$—

Deconsolidation of assets held by variable interest entities	$—	$243,398

Deconsolidation of liabilities held by variable interest entities	$—	$198,409

Deconsolidation of sponsored mutual fund	$5,517	$—

See accompanying notes to consolidated financial statements.

GRUBB & ELLIS COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Overview

Grubb & Ellis Company (“the Company” or “Grubb & Ellis”), a Delaware corporation founded over 50 years ago in Northern California, is a commercial real estate services and investment management firm. On December 7, 2007, the Company effected a stock merger (the “Merger”) with NNN Realty Advisors, Inc. (“NNN”), a real estate asset management company and sponsor of public non-traded real estate investment trusts (“REITs”), as well as a sponsor of tax deferred tenant-in-common (“TIC”) 1031 property exchanges and other investment programs. Upon the closing of the Merger, a change of control occurred. The former stockholders of NNN acquired approximately 60% of the Company’s issued and outstanding common stock.

The Company offers property owners, corporate occupants and program investors comprehensive integrated real estate solutions, including transactions, management, consulting and investment advisory services supported by market research and local market expertise.

In certain instances throughout these Financial Statements phrases such as “legacy Grubb & Ellis” or similar descriptions are used to reference, when appropriate, Grubb & Ellis prior to the Merger. Similarly, in certain instances throughout these Financial Statements the term NNN, “legacy NNN”, or similar phrases are used to reference, when appropriate, NNN Realty Advisors, Inc. prior to the Merger.

Basis of Presentation

The consolidated financial statements include the accounts of the Company and its wholly owned and majority-owned controlled subsidiaries, variable interest entities (“VIEs”) in which the Company is the primary beneficiary, and partnerships/limited liability companies (“LLCs”) in which the Company is the managing member or general partner and the other partners/members lack substantive rights (hereinafter collectively referred to as the “Company”), and are prepared in accordance with generally accepted accounting principles (“GAAP”) for interim financial information, the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. These consolidated financial statements should be read in conjunction with the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2008. In the opinion of management, all adjustments necessary for a fair presentation of the financial position and results of operations for the interim periods presented have been included in these financial statements and are of a normal and recurring nature.

The Company consolidates entities that are VIEs when the Company is deemed to be the primary beneficiary of the VIE. For entities in which (i) the Company is not deemed to be the primary beneficiary, (ii) the Company’s ownership is 50.0% or less and (iii) the Company has the ability to exercise significant influence, the Company uses the equity accounting method (i.e. at cost, increased or decreased by the Company’s share of earnings or losses, plus contributions less distributions). The Company also uses the equity method of accounting for jointly-controlled tenant-in-common interests. As reconsideration events occur, the Company will reconsider its determination of whether an entity is a VIE and who the primary beneficiary is to determine if there is a change in the original determinations and will report such changes on a quarterly basis.

As of September 30, 2009, the Company has classified two of its remaining four properties as properties held for sale in its consolidated balance sheets and has included the operations of such properties in discontinued operations in the consolidated statements of operations for all periods presented as required by the Property, Plant and Equipment Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“Codification”). All four remaining properties had been previously classified as held for sale in the Annual Report on Form 10-K/A for the year ended December 31, 2008 and the Quarterly Report on Form 10-Q for the period ended March 31, 2009. However, as of June 30, 2009, one of these properties, and as of September 30, 2009 a second of these properties, no longer met the held for sale criteria under the requirements of the Property, Plant and Equipment Topic of the FASB Codification and, accordingly, each was reclassified to properties held for investment in the

GRUBB & ELLIS COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) — (Continued)

consolidated balance sheets with the operations of such property included in continuing operations in the consolidated statements of operations for all periods presented.

Use of Estimates

The financial statements have been prepared in conformity with GAAP, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities (including disclosure of contingent assets and liabilities) as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassifications

Certain reclassifications have been made to prior year and prior period amounts in order to conform to the current period presentation. These reclassifications have no effect on reported net loss and are of a normal recurring nature.

Restricted Cash

Restricted cash is comprised primarily of cash and loan impound reserve accounts for property taxes, insurance, capital improvements, and tenant improvements related to consolidated properties.

Fair Value Measurements

In September 2006, the FASB issued the requirements of the Fair Value Measurements and Disclosures Topic of the FASB Codification. The Topic defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value instruments. In February 2008, the FASB amended the Topic to delay the effective date of the Fair Value Measurements and Disclosures for non-financial assets and non-financial liabilities, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis (that is, at least annually). There was no effect on the Company’s consolidated financial statements as a result of the adoption of the Topic as of January 1, 2008 as it relates to financial assets and financial liabilities. For items within its scope, the amended Fair Value Measurements and Disclosures Topic deferred the effective date of Fair Value Measurements and Disclosures to fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Company adopted the requirements of the Topic as it relates to non-financial assets and non-financial liabilities in the first quarter of 2009, which did not have a material impact on the consolidated financial statements.

The Fair Value Measurements and Disclosures Topic establishes a three-tiered fair value hierarchy that prioritizes inputs to valuation techniques used in fair value calculations. Level 1 inputs are the highest priority and are quoted prices in active markets for identical assets or liabilities. Level 2 inputs reflect other than quoted prices included in Level 1 that are either observable directly or through corroboration with observable market data. Level 3 inputs are unobservable inputs, due to little or no market activity for the asset or liability, such as internally-developed valuation models.

GRUBB & ELLIS COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) — (Continued)

The following table presents changes in financial and nonfinancial assets measured at fair value on either a recurring or nonrecurring basis for the nine months ended September 30, 2009:

		Quoted Prices in
		Active Markets	Significant Other	Significant
		for Identical	Observable	Unobservable	Total
	September 30,	Assets	Inputs	Inputs	Impairment
	2009	Level 1	Level 2	Level 3	Losses
	(In thousands)

Assets
Investments in marketable equity securities	$631	$631	$—	$—	$—
Properties held for sale	$22,468	$—	$—	$22,468	$250
Property held for investment	$82,808	$—	$—	$82,808	$(7,050)
Investments in unconsolidated entities	$3,341	$—	$—	$3,341	$(9,565)

Fair Value of Financial Instruments

The Financial Instruments Topic, requires disclosure of fair value of financial instruments, whether or not recognized on the face of the balance sheet, for which it is practical to estimate that value. The Topic defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at the end of each quarter based on available market information and judgments about the financial instrument, such as estimates of timing and amount of expected future cash flows. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company’s entire holdings of a particular financial instrument, nor do they consider that tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

As of September 30, 2009, the fair values of the Company’s notes payable, senior notes and line of credit were calculated to be approximately $120.3 million, $15.8 million and $42.6 million, respectively, compared to the carrying values of $138.6 million, $16.3 million and $63.0 million, respectively. The calculation was based on assumed discount rates ranging from 8.25% to 10.25%. In addition, the First Credit Facility Letter Amendment (as defined and discussed in Note 11) granted the Company a one-time right, exercisable by November 30, 2009, to prepay the Credit Facility (as defined in Note 11) in full for a reduced principal amount equal to 65% of the aggregate principal amount of the Credit Facility then outstanding. Calculation of the fair value of the line of credit assumed a high probability the Credit Facility would be prepaid at the reduced principal amount.

As of December 31, 2008, the fair values of the Company’s notes payable, senior notes and lines of credit, which were calculated based on assumed discount rates ranging from 8.4% to 10.4%, were approximately $195.4 million, $15.5 million and $60.0 million, respectively, compared to the carrying values of $216.0 million, $16.3 million and $63.0 million, respectively. The amounts recorded for accounts receivable, notes receivable, advances and accounts payable and accrued liabilities approximate fair value due to their short-term nature.

Noncontrolling Interests

In December 2007, the FASB issued an amendment to the requirements of the Consolidation Topic. The Consolidation Topic established new accounting and reporting standards for the non-controlling interest in a subsidiary and for the deconsolidation of a subsidiary. The Topic requires that noncontrolling interests be presented as a component of consolidated stockholders’ equity, eliminates minority interest accounting such that the amount of net income attributable to the noncontrolling interests is presented as part of consolidated net income in the accompanying consolidated statements of operations and not as a separate component of income and expense, and

GRUBB & ELLIS COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) — (Continued)

requires that upon any changes in ownership that result in the loss of control of the subsidiary, the noncontrolling interest be re-measured at fair value with the resultant gain or loss recorded in net income. The requirements of the Topic became effective for fiscal years beginning on or after December 15, 2008. The Company adopted the requirements of the Topic on a retrospective basis on January 1, 2009. The adoption of the requirements of the Topic had an impact on the presentation and disclosure of noncontrolling (minority) interests in the consolidated financial statements. As a result of the retrospective presentation and disclosure requirements of the Topic, the Company is required to reflect the change in presentation and disclosure for all periods presented. Principal effect on the consolidated balance sheet as of December 31, 2008 related to the adoption of the requirements of the Topic was the change in presentation of minority interest from mezzanine to redeemable noncontrolling interest, as reported herein. Additionally, the adoption of the requirements of the Topic had the effect of reclassifying (income) loss attributable to noncontrolling interest in the consolidated statements of operations from minority interest to separate line items. The Topic also requires that net income (loss) be adjusted to include the net (income) loss attributable to the noncontrolling interest, and a new line item for net income (loss) attributable to controlling interest be presented in the consolidated statements of operations.

A noncontrolling interest relates to the interest in the consolidated entities that are not wholly owned by the Company. As a result of adopting the requirements of the Consolidation Topic on January 1, 2009, the Company has restated the December 31, 2008 consolidated balance sheet, as well as the statement of operations for the three and nine months ended September 30, 2008 as follows:

	As Previously
As of December 31, 2008	Reported	Adjustment	As Adjusted

Minority interests	$3,605	$(3,605)	$—

Noncontrolling interest equity	$—	$3,605	$3,605

Total equity	$70,171	$3,605	$73,776

	As Previously
Three Months Ended September 30, 2008	Reported	Adjustment	As Adjusted

Minority interest in loss	$6,444	$(6,444)	$—

Net loss	$(56,282)	$(6,444)	$(62,726)

Loss attributable to noncontrolling interests	$—	$(6,444)	$(6,444)

	As Previously
Nine Months Ended September 30, 2008	Reported	Adjustment	As Adjusted

Minority interest in income	$6,298	$(6,298)	$—

Net loss	$(67,960)	$(6,298)	$(74,258)

Income attributable to noncontrolling interests	$—	$(6,298)	$(6,298)

Recently Issued Accounting Pronouncements

The Company follows the requirements of the Fair Value Measurements and Disclosures Topic of the FASB Accounting Standards Codification. The Topic defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value instruments. In February 2008, the FASB amended the Topic to delay the effective date of the Fair Value Measurements and Disclosures for non-financial assets and non-financial liabilities, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis (that is, at least annually). There was no effect on the Company’s consolidated financial statements as a result of the adoption of the Topic as of January 1, 2008 as it relates to

GRUBB & ELLIS COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) — (Continued)

financial assets and financial liabilities. For items within its scope, the amended Fair Value Measurements and Disclosures Topic defered the effective date of Fair Value Measurements and Disclosures to fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Company adopted the requirements of the Topic as it relates to non-financial assets and non-financial liabilities in the first quarter of 2009, which did not have a material impact on the consolidated financial statements.

In December 2007, the FASB issued an amendment to the requirements of the Business Combinations Topic. The amended Topic requires an acquiring entity to recognize all the assets acquired and liabilities assumed in a transaction at the acquisition-date fair value with limited exceptions. The Topic changed the accounting treatment and disclosure for certain specific items in a business combination. The Topic applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. The Company adopted the requirements of the Topic on a prospective basis on January 1, 2009. The adoption of the requirements of the Topic will materially affect the accounting for any future business combinations.

In March 2008, the FASB issued an amendment to the requirements of the Derivatives and Hedging Topic. The requirements of the amended Topic are intended to improve financial reporting of derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position, financial performance, and cash flows. The requirements of the amended Topic achieve these improvements by requiring disclosure of the fair values of derivative instruments and their gains and losses in a tabular format. It also provides more information about an entity’s liquidity by requiring disclosure of derivative features that are credit risk-related. Finally, it requires cross-referencing within footnotes to enable financial statement users to locate important information about derivative instruments. The requirements of the amended Topic became effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged. The Company adopted the requirements of the amended Topic in the first quarter of 2009. The adoption of the requirements of the amended Topic did not have a material impact on the consolidated financial statements.

In April 2008, the FASB issued an amendment to the requirements of Intangibles-Goodwill and Other Topic. The requirements of the amended Topic are intended to improve the consistency between the useful life of recognized intangible assets and the period of expected cash flows used to measure the fair value of the assets. The amendment changes the factors an entity should consider in developing renewal or extension assumptions in determining the useful life of recognized intangible assets. In addition the amended Topic requires disclosure of the entity’s accounting policy regarding costs incurred to renew or extend the term of recognized intangible assets, the weighted average period to the next renewal or extension, and the total amount of capitalized costs incurred to renew or extend the term of recognized intangible assets. The requirements of the amended Topic are effective for financial statements issued for fiscal years and interim periods beginning after December 15, 2008. The Company adopted the requirements of the amended Topic on January 1, 2009. The adoption of the requirements of the amended Topic did not have a material impact on the consolidated financial statements.

In June 2008, the FASB issued an amendment to the requirements of the Earnings Per Share Topic, which addresses whether instruments granted in share-based payment transactions are participating securities prior to vesting and, therefore, need to be included in the computation of earnings per share under the two-class method which apply to the Company because it grants instruments to employees in share-based payment transactions that meet the definition of participating securities, is effective retrospectively for financial statements issued for fiscal years and interim periods beginning after December 15, 2008. The Company adopted the requirements of the amended Topic in the first quarter of 2009. The adoption of the requirements of the amended Topic did not have a material impact on the consolidated financial statements.

In April 2009, the FASB issued an amendment to the requirements of the Financial Instruments Topic. The amended Topic relates to fair value disclosures for any financial instruments that are not currently reflected on the balance sheet at fair value. Prior to issuing the requirements of the amended Topic, fair values for these assets and

GRUBB & ELLIS COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) — (Continued)

liabilities were only disclosed once a year. The amended Topic now requires these disclosures on a quarterly basis, providing qualitative and quantitative information about fair value estimates for all those financial instruments not measured on the balance sheet at fair value. The adoption of the requirements of the amended Topic did not have a material impact on the consolidated financial statements.

The requirements of the Investments-Debt and Equity Securities Topic, is intended to bring greater consistency to the timing of impairment recognition, and provide greater clarity to investors about the credit and noncredit components of impaired debt securities that are not expected to be sold. The Topic also requires increased and more timely disclosures regarding expected cash flows, credit losses, and an aging of securities with unrealized losses. The adoption of the requirements of the Topic did not have a material impact on the consolidated financial statements.

In April 2009, the FASB issued an amendment to the requirements of the Fair Value Measurements and Disclosures Topic. The Topic relates to determining fair values when there is no active market or where the price inputs being used represent distressed sales. It states that the objective of fair value measurement is to reflect how much an asset would be sold for in an orderly transaction (as opposed to a distressed or forced transaction) at the date of the financial statements under current market conditions. Specifically, the requirements of the Topic reaffirms the need to use judgment to ascertain if a formerly active market has become inactive and in determining fair values when markets have become inactive. The adoption of the amended Topic did not have a material impact on the consolidated financial statements.

In April 2009, the FASB issued an amendment to the requirements of the Business Combinations Topic. The requirements of the Business Topic clarifies to address application issues on the accounting for contingencies in a business combination. The requirements of the amended Topic is effective for assets or liabilities arising from contingencies in business combinations acquired on or after January 1, 2009. The adoption of the requirements of the amended Topic did not have a material impact on the consolidated financial statements.

In June 2009, the FASB issued an amendment to the requirements of the Transfers and Servicing Topic, which addresses the effects of eliminating the qualifying SPE concept and redefines who the primary beneficiary is for purposes of determining which variable interest holder should consolidated the variable interest entity. The requirements of the amended Topic become effective for annual periods beginning after November 15, 2009. The Company is reviewing any impact this may have on the consolidated financial statements.

In June 2009, the FASB issued SFAS No. 168, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles — a Replacement of FASB Statement No. 162 (“SFAS No. 168”). SFAS No. 168 established that the FASB Accounting Standards Codification (“the Codification”) became the single official source of authoritative U.S. GAAP, other than guidance issued by the SEC. Following this statement, the FASB will not issue new standards in the form of Statements, Staff Positions or Emerging Issues Task Force Abstracts. Instead, the FASB will issue Accounting Standards Updates. All guidance contained in the Codification carries an equal level of authority. The GAAP hierarchy was modified to include only two levels of GAAP: authoritative and non-authoritative. All non-grandfathered, non-SEC accounting literature not included in the Codification became non-authoritative. The Codification, which changes the referencing of financial standards, became effective for interim and annual periods ending on or after September 15, 2009. The adoption of SFAS No. 168 did have a material impact on the consolidated financial statements.

The Company has adopted the requirements of the Subsequent Events Topic effective beginning with the quarter ended September 30, 2009 and has evaluated for disclosure subsequent events that have occurred up through November 13, 2009, the date of issuance of these financial statements.

GRUBB & ELLIS COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) — (Continued)

2.	MARKETABLE SECURITIES

The historical cost and estimated fair value of the available-for-sale marketable securities held by the Company are as follows:

	As of September 30, 2009				As of December 31, 2008
				Fair				Fair
	Historical	Gross Unrealized		Market	Historical	Gross Unrealized		Market
	Cost	Gains	Losses	Value	Cost	Gains	Losses	Value
(Unaudited)
(In thousands)

Equity securities	$532	$—	$(43)	$489	$—	$—	$—	$—

There were no sales of marketable equity securities during the three and nine month periods ended September 30, 2009. Sales of marketable equity securities resulted in realized losses of approximately $200,000 and $1.8 million during the three and nine months ended September 30, 2008, respectively. The Company recognized $1.6 million of these losses during the six months ended June 30, 2008, prior to the sale of the securities, as the Company believed that the decline in value of these securities was other than temporary.

Investments in Limited Partnerships

The Company acquired Grubb & Ellis Alesco Global Advisors, LLC (“Alesco”) in 2007 and through this subsidiary the Company serves as general partner and investment advisor to one hedge fund limited partnership and as investment advisor to three mutual funds as of September 30, 2009. The limited partnership is required to be consolidated in accordance with the requirements of the Consolidation Topic. As of December 31, 2008, Alesco served as general partner and investment advisor to five hedge fund limited partnerships and as investment advisor to one mutual fund. During the nine months ended September 30, 2009, four of the hedge fund limited partnerships were liquidated.

For the three and nine months ended September 30, 2009, Alesco had investment income of approximately $274,000 and $629,000, respectively, which is reflected in other income (expense) and offset in noncontrolling interest in loss of consolidated entities on the statements of operations. For the three and nine months ended September 30, 2008, Alesco had investment losses of approximately $325,000 and $1.6 million, respectively, which are reflected in other expense and offset in noncontrolling interest in loss of consolidated entities on the statements of operations. Alesco earned approximately $25,000 and $99,000 of management fees based on ownership interest under the agreements for the nine months ended September 30, 2009 and 2008, respectively. As of September 30, 2009 and December 31, 2008, these limited partnerships had assets of approximately $142,000 and $1.5 million, respectively, primarily consisting of exchange traded marketable securities, including equity securities and foreign currencies.

The following table reflects trading securities and their original cost, gross unrealized appreciation and depreciation, and estimated market value:

	As of September 30, 2009				As of December 31, 2008
				Fair				Fair
	Historical	Gross Unrealized		Market	Historical	Gross Unrealized		Market
	Cost	Gains	Losses	Value	Cost	Gains	Losses	Value
(Unaudited)
(In thousands)

Equity securities	$170	$—	$(28)	$142	$1,933	$12	$(435)	$1,510

GRUBB & ELLIS COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) — (Continued)

	For the Three Months Ended				For the Three Months Ended
	September 30, 2009				September 30, 2008
	Investment				Investment
	Income	Realized	Unrealized	Total	Income	Realized	Unrealized	Total
		(Unaudited)				(Unaudited)
	(In thousands)

Equity securities	$15	$45	$220	$280	$108	$(568)	$212	$(248)
Less investment expenses	(6)	—	—	(6)	(77)	—	—	(77)

	$9	$45	$220	$274	$31	$(568)	$212	$(325)

	For the Nine Months Ended				For the Nine Months Ended
	September 30, 2009				September 30, 2008
	Investment				Investment
	Income	Realized	Unrealized	Total	Income	Realized	Unrealized	Total
		(Unaudited)				(Unaudited)
	(In thousands)

Equity securities	$206	$(191)	$640	$655	$237	$(2,172)	$622	$(1,313)
Less investment expenses	(26)	—	—	(26)	(244)	—	—	(244)

	$180	$(191)	$640	$629	$(7)	$(2,172)	$622	$(1,557)

3.	RELATED PARTIES

Related party balances are summarized below:

Accounts Receivable

Accounts receivable from related parties consisted of the following:

	September 30,	December 31,
	2009	2008
	(In thousands)

Accrued property management fees	$16,492	$23,298
Accrued lease commissions	8,755	7,720
Accounts receivable from sponsored REITs	4,545	4,768
Accrued asset management fees	2,048	1,725
Other accrued fees	1,997	3,372
Accrued real estate acquisition fees	698	1,834
Other receivables	178	647

Total	34,713	43,364
Allowance for uncollectible receivables	(13,138)	(9,662)

Accounts receivable from related parties — net	21,575	33,702
Less portion classified as current	(7,756)	(22,630)

Non-current portion	$13,819	$11,072

GRUBB & ELLIS COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) — (Continued)

Advances to Related Parties

The Company makes advances to affiliated real estate entities under management in the normal course of business. Such advances are uncollateralized, have payment terms of one year or less unless extended by the Company, and generally bear interest at a range of 6.0% to 12.0% per annum. The advances consisted of the following:

	September 30,	December 31,
	2009	2008
	(In thousands)

Advances to properties of related parties	$15,663	$14,714
Advances to related parties	3,281	2,937

Total	18,944	17,651
Allowance for uncollectible advances	(12,021)	(3,170)

Advances to related parties — net	6,923	14,481
Less portion classified as current	(26)	(2,982)

Non-current portion	$6,897	$11,499

As of September 30, 2009, accounts receivable totaling $310,000 is due from a program 30.0% owned and managed by Anthony W. Thompson, the Company’s former Chairman who subsequently resigned in February 2008. The receivable of $310,000 has been fully reserved for and is included in the allowance for uncollectible advances. On November 4, 2008, the Company made a formal written demand to Mr. Thompson for these monies.

As of December 31, 2008, advances to a program 40.0% owned and, as of April 1, 2008, managed by Mr. Thompson, totaled $983,000, which includes $61,000 in accrued interest. As of September 30, 2009, the total outstanding balance of $983,000, inclusive of $61,000 in accrued interest, was past due. The total amount of $983,000 million has been reserved for and is included in the allowance for uncollectible advances. On November 4, 2008 and April 3, 2009, the Company made formal written demands to Mr. Thompson for these monies.

Notes Receivable From Related Party

In December 2007, the Company advanced funds to Grubb & Ellis Apartment REIT, Inc. (“Apartment REIT”) on an unsecured basis. The unsecured note required monthly interest-only payments which began on January 1, 2008. The balance owed to the Company as of December 31, 2007 which consisted of $7.6 million in principal was repaid in full in the first quarter of 2008.

In June 2008, the Company advanced $3.7 million to Apartment REIT on an unsecured basis. The unsecured note originally had a maturity date of December 27, 2008 and bore interest at a fixed rate of 4.95% per annum. On November 10, 2008, the Company extended the maturity date to May 10, 2009 and adjusted the interest rate to a fixed rate of 5.26% per annum. The note required monthly interest-only payments beginning on August 1, 2008 and provided for a default interest rate in an event of default equal to 2.00% per annum in excess of the stated interest rate. Effective May 10, 2009 the Company entered into a second extension agreement with Apartment REIT, extending the maturity date to November 10, 2009. The new terms of the extension continue to require monthly interest-only payments beginning May 1, 2009 and bears interest at a fixed rate of 8.43% with the original default rate.

In September 2008, the Company advanced an additional $5.4 million to Apartment REIT on an unsecured basis. The unsecured note originally had a maturity date of March 15, 2009 and bore interest at a fixed rate of 4.99% per annum. Effective March 9, 2009, the Company extended the maturity date to September 15, 2009 and adjusted the interest rate to a fixed rate of 5.00% per annum. The note requires monthly interest-only payments beginning on

GRUBB & ELLIS COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) — (Continued)

October 1, 2008 and provides for a default interest rate in an event of default equal to 2.00% per annum in excess of the stated interest rate.

There were no advances to or repayments made by Apartment REIT during the nine months ending September 30, 2009. As of September 30, 2009, the balance owed by Apartment REIT to the Company on the two unsecured notes totaled $9.1 million in principal with no interest outstanding.

On November 10, 2009, the Company consolidated the aforementioned $3.7 million and 5.4 million unsecured notes into the Consolidated Promissory Note with Apartment REIT whereby the two unsecured promissory notes receivable were cancelled and consolidated the outstanding principal amounts of the promissory notes into the Consolidated Promissory Note. The Consolidated Promissory Note has an outstanding principal amount of $9,100,000, an interest rate of 4.5% per annum, a default interest rate of 2.0% in excess of the interest rate then in effect, and a maturity date of January 1, 2011. The interest rate payable under the Consolidated Promissory Note is subject to a one-time adjustment to a maximum rate of 6.0% per annum, which will be evaluated and may be adjusted by the Company, in its sole discretion, on July 1, 2010.

4.	VARIABLE INTEREST ENTITIES

The determination of the appropriate accounting method with respect to the Company’s variable interest entities (“VIEs”), including joint ventures, is based on the requirements of the Consolidation Topic. The Company consolidates any VIE for which it is the primary beneficiary.

The Company determines if an entity is a VIE under the requirements of the Consolidation Topic based on several factors, including whether the entity’s total equity investment at risk upon inception is sufficient to finance the entity’s activities without additional subordinated financial support. The Company makes judgments regarding the sufficiency of the equity at risk based first on a qualitative analysis, then a quantitative analysis, if necessary. In a quantitative analysis, the Company incorporates various estimates, including estimated future cash flows, asset hold periods and discount rates, as well as estimates of the probabilities of various scenarios occurring. If the entity is a VIE, the Company then determines whether to consolidate the entity as the primary beneficiary. The Company is deemed to be the primary beneficiary of the VIE and consolidates the entity if the Company will absorb a majority of the entity’s expected losses, receive a majority of the entity’s expected residual returns or both. As reconsideration events occur, the Company will reconsider its determination of whether an entity is a VIE and who the primary beneficiary is to determine if there is a change in the original determinations and will report such changes on a quarterly basis.

The Company’s Investment Management segment is a sponsor of TIC Programs and related formation LLCs. As of September 30, 2009 and December 31, 2008, the Company had investments in seven LLCs that are VIEs in which the Company is the primary beneficiary. These seven LLCs hold interests in the Company’s TIC investments. The carrying value of the assets and liabilities for these consolidated VIEs as of September 30, 2009 was $2.3 million and $17,000, respectively. The carrying value of the assets and liabilities for these consolidated VIEs as of December 31, 2008 was $3.7 million and $309,000, respectively. In addition, each consolidated VIE is joint and severally liable, along with the other investors in each respective TIC, on the non-recourse mortgage debt related to the VIE’s interests in the respective TIC investment. This non-recourse mortgage debt totaled $277.2 million and $277.8 million as of September 30, 2009 and December 31, 2008, respectively. This non-recourse mortgage debt is not consolidated as the LLCs account for the interests in the Company’s TIC investments under the equity method and the non recourse mortgage debt does not meet the criteria under the requirements of the Transfers and Servicing Topic for recognizing the share of the debt assumed by the other TIC interest holders for consolidation. The Company does consider the third party TIC holders’ ability and intent to repay their share of the joint and several liability in evaluating the recovery.

GRUBB & ELLIS COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) — (Continued)

If the interest in the entity is determined to not be a VIE under the requirements of the Consolidation Topic, then the entity is evaluated for consolidation under the requirements of the Investments-Equity Method and Joint Ventures Topic, as amended by the requirements of the Consolidation Topic.

As of September 30, 2009 and December 31, 2008 the Company had certain entities that were determined to be VIEs that did not meet the consolidation requirements of the Consolidation Topic. The unconsolidated VIEs are accounted for under the equity method. The aggregate investment carrying value of the unconsolidated VIEs was $1.0 million and $5.0 million as of September 30, 2009 and December 31, 2008, respectively, and was classified under Investments in Unconsolidated Entities in the consolidated balance sheet. The Company’s maximum exposure to loss as a result of its investments in unconsolidated VIEs is typically limited to the aggregate of the carrying value of the investment and future funding commitments. During the nine months ended September 30, 2009, the Company funded a total of $2.6 million related to TIC Program reserves. Future funding commitments as of September 30, 2009 for the unconsolidated VIEs totaled $1.5 million to fund TIC Program reserves. In addition, as of September 30, 2009 and December 31, 2008, these unconsolidated VIEs are joint and severally liable on non-recourse mortgage debt totaling $395.1 million and $385.3 million, respectively. Although the mortgage debt is non-recourse to the VIE that holds the TIC interest, the Company has full recourse guarantees on a portion of such mortgage debt totaling $3.5 million as of September 30, 2009 and December 31, 2008, respectively, for which the Company has recorded no liability as of September 30, 2009 and December 31, 2008, respectively. This mortgage debt is not consolidated as the LLCs account for the interests in the Company’s TIC investments under the equity method and the non recourse mortgage debt does not meet the requirements of Transfers and Servicing Topic for recognizing the share of the debt assumed by the other TIC interest holders for consolidation. The Company considers the third party TIC holders’ ability and intent to repay their share of the joint and several liability in evaluating the recovery. In evaluating the recovery of the TIC investment, the Company evaluated the likelihood that the lender would foreclose on the VIEs’ interest in the TIC to satisfy the obligation. See Note 5 — Investments in Unconsolidated Entities for additional information.

5.	INVESTMENTS IN UNCONSOLIDATED ENTITIES

As of September 30, 2009 and December 31, 2008, the Company held investments in five joint ventures totaling $0.5 million and $3.8 million, which represent a range of 5.0% to 10.0% ownership interest in each property. In addition, pursuant to the requirements of the Consolidation Topic, the Company has consolidated seven LLCs which have investments in unconsolidated entities totaling $2.3 million and $3.7 million as of September 30, 2009 and December 31, 2008, respectively. The remaining amounts within investments in unconsolidated entities are related to various LLCs, which represent ownership interests of less than 1.0%.

At December 31, 2007, Legacy Grubb & Ellis owned approximately 5.9 million shares of common stock of Grubb & Ellis Realty Advisors, Inc. (“GERA”), which was a publicly traded special purpose acquisition company, which represented approximately 19% of the outstanding common stock. Legacy Grubb & Ellis also owned approximately 4.6 million GERA warrants which were exercisable into additional GERA common stock, subject to certain conditions. As part of the Merger, the Company recorded each of these investments at fair value on December 7, 2007, the date they were acquired, at a total investment of approximately $4.5 million.

All of the officers of GERA were also officers or directors of Legacy Grubb & Ellis, although such persons did not receive any compensation from GERA in their capacity as officers of GERA. Due to the Company’s ownership position and influence over the operating and financial decisions of GERA, the Company’s investment in GERA was accounted for within the Company’s consolidated financial statements under the equity method of accounting.

On February 28, 2008, a special meeting of the stockholders of GERA was held to vote on, among other things, a proposed transaction with the Company. GERA failed to obtain the requisite consents of its stockholders to approve the proposed business transaction and at a subsequent special meeting of the stockholders of GERA held on April 14, 2008, the stockholders of GERA approved the dissolution and plan of liquidation of GERA. The Company did not receive any funds or other assets as a result of GERA’s dissolution and liquidation.

GRUBB & ELLIS COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) — (Continued)

As a consequence, the Company wrote off its investment in GERA and other advances to that entity in the first quarter of 2008 and recognized a loss of approximately $5.8 million which is recorded in equity in losses on the consolidated statement of operations and is comprised of $4.5 million related to stock and warrant purchases and $1.3 million related to operating advances and third party costs, which included an unrealized loss previously reflected in accumulated other comprehensive loss.

6.	PROPERTY HELD FOR INVESTMENT

Property held for investment consisted of the following:

		September 30,	December 31,
	Useful Life	2009	2008
	(In thousands)

Building and capital improvement	39 years	$73,712	$79,315
Tenant improvement	1 - 12 years	6,653	5,612
Accumulated depreciation		(7,037)	(6,519)

Total		73,328	78,408
Land		9,480	10,291

Property held for investment — net		$82,808	$88,699

The Company recognized $576,000 of depreciation expense related to the properties held for investment for the three and nine months ended September 30, 2009. The Company holds two properties for investment. Both of these properties were previously held for sale and one was reclassified as held for investment as of June 30, 2009 and the other was reclassified as held for investment as of September 30, 2009. During the periods each property was held for sale, the Company did not record any depreciation expense related to the property. In accordance with the provisions of the Property, Plant, and Equipment Topic, management determined that, for properties held for investment, the carrying value of each property before the property was classified as held for sale adjusted for any depreciation and amortization expense and impairment losses that would have been recognized had the asset been continuously classified as held for investment was greater than the carrying value of the property at the date of the subsequent decision not to sell. As such, the Company made no additional adjustments to the carrying value of either asset as of September 30, 2009.

GRUBB & ELLIS COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) — (Continued)

7.	IDENTIFIED INTANGIBLE ASSETS

Identified intangible assets consisted of the following:

		September 30,	December 31,
	Useful Life	2009	2008
	(In thousands)

Contract rights
Contract rights, established for the legal right to future disposition fees of a portfolio of real estate properties under contract	Amortize per disposition transactions	$11,342	$11,924
Accumulated amortization		(4,700)	(4,700)

Contract rights, net		6,642	7,224

Other identified intangible assets
Trade name	Indefinite	64,100	64,100
Affiliate agreement	20 years	10,600	10,600
Customer relationships	5 to 7 years	5,400	5,436
Internally developed software	4 years	6,200	6,200
Other contract rights	5 to 7 years	1,163	1,418
Non-compete and employment agreements	3 to 4 years	97	97

		87,560	87,851
Accumulated amortization		(5,890)	(3,548)

Other identified intangible assets, net		81,670	84,303

Identified intangible assets — property
In place leases and tenant relationships	1 to 104 months	11,510	11,807
Above market leases	1 to 92 months	2,364	2,364

		13,874	14,171

Accumulated amortization		(5,731)	(5,067)

Identified intangible assets, net — property		8,143	9,104

Total identified intangible assets, net		$96,455	$100,631

Amortization expense recorded for contract rights was approximately $193,000 and $1.2 million for the three and nine months ended September 30, 2008. No amortization expense was recognized during the three and nine months ended September 30, 2009 related to the contract rights. Amortization expense is charged as a reduction to investment management revenue in the applicable period. During the period of future real property sales, the amortization of the contract rights for intangible assets will be applied based on the net relative value of disposition fees realized. The intangible contract rights represent the legal right to future disposition fees of a portfolio of real estate properties under contract. As a result of the current economic environment, a portion of these disposition fees may not be recoverable. Based on our analysis for the current and projected property values, condition of the properties and status of mortgage loans payable associated with these contract rights, the Company determined that there are certain properties for which receipt of disposition fees was improbable. As a result, the Company recorded an impairment charge of approximately $583,000 related to the impaired intangible contract rights as of September 30, 2009.

Amortization expense recorded for the other identified intangible assets was approximately $796,000 and $869,000 for the three months ended September 30, 2009 and 2008, respectively, and approximately $2.4 million

GRUBB & ELLIS COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) — (Continued)

and $2.6 million for the nine months ended September 30, 2009 and 2008, respectively. Amortization expense is included as part of operating expense in the accompanying consolidated statement of operations.

Amortization expense recorded for the in place leases and tenant relationships was approximately $343,000 and $1.1 million for the three and nine months ended September 30, 2008, respectively. The Company recorded approximately $280,000 of amortization expense for the three and nine months ended September 30, 2009 related to in place leases and tenant relationships. Amortization expense is included as part of operating expense in the accompanying consolidated statement of operations.

Amortization expense recorded for the above market leases was approximately $119,000 and $136,000 for the three months ended September 30, 2009 and 2008, respectively, and approximately $384,000 and $416,000 for the nine months ended September 30, 2009 and 2008, respectively. Amortization expense is charged as a reduction to rental related revenue in the accompanying consolidated statement of operations.

8.	ACCOUNTS PAYABLE AND ACCRUED EXPENSES

Accounts payable and accrued expenses consisted of the following:

	September 30,	December 31,
	2009	2008
	(In thousands)

Accounts payable	$15,256	$14,323
Salaries and related costs	13,977	13,643
Accrued liabilities	11,922	11,502
Bonuses	9,131	9,741
Broker commissions	7,489	14,002
Property management fees and commissions due to third parties	2,699	2,940
Severance	207	2,957
Interest	468	651
Other	30	463

Total	$61,179	$70,222

GRUBB & ELLIS COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) — (Continued)

9.	NOTES PAYABLE AND CAPITAL LEASE OBLIGATIONS

Notes payable and capital lease obligations consisted of the following:

	September 30,	December 31,
	2009	2008
	(In thousands)

Mortgage debt payable to a financial institution collateralized by real estate held for investment. Fixed interest rate of 6.29% per annum as of September 30, 2009. The note is non-recourse up to $60 million with a $10 million recourse guarantee and matures in February 2017. As of September 30, 2009, note requires monthly interest-only payments	$70,000	$70,000
Mortgage debt payable to financial institution collateralized by real estate held for investment. Fixed interest rate of 6.32% per annum as of September 30, 2009. The non-recourse note matures in July 2014. As of September 30, 2009, note requires monthly interest-only payments	37,000	37,000
Capital lease obligations	1,937	536

Total	108,937	107,536
Less portion classified as current	(984)	(333)

Non-current portion	$107,953	$107,203

10.	NOTES PAYABLE OF PROPERTIES HELD FOR SALE

Notes payable of properties held for sale consisted of the following:

	September 30,	December 31,
	2009	2008
	(In thousands)

Mortgage debt payable to a financial institution collateralized by real estate held for sale. The non-recourse mortgage note charges variable interest rate based on the higher of LIBOR plus 3.00% or 6.00%. The applicable interest rate was 6.00% per annum as of September 30, 2009. The notes require monthly interest-only payments and matured on July 9, 2009	$31,613	$30,677
Mortgage debt payable to a financial institution collateralized by real estate held for sale. The non-recourse mortgage note charges variable interest rate based on the London Interbank Offered Rate (“LIBOR”) plus 2.50%	—	78,000
Unsecured notes payable to third-party investors with fixed interest at 6.00% per annum and matures on December 2011. Principal and interest payments are due quarterly	—	282

Total	$31,613	$108,959

The mortgage note payable of $31.6 million related to properties held for sale at September 30, 2009 million matured on July 9, 2009. There is no assurance that the loan will be extended. However, the Company does not expect any significant impact to the financial condition or cash flows of the Company should the loan not be renewed due to the non-recourse nature of the loan.

GRUBB & ELLIS COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) — (Continued)

11.	LINE OF CREDIT

On December 7, 2007, the Company entered into a $75.0 million credit agreement by and among the Company, the guarantors named therein, and the financial institutions defined therein as lender parties, with Deutsche Bank Trust Company Americas, as lender and administrative agent (the “Credit Facility”). The Company was restricted to solely use the line of credit for investments, acquisitions, working capital, equity interest repurchase or exchange, and other general corporate purposes. The line bore interest at either the prime rate or LIBOR based rates, as the Company may choose on each of its borrowings, plus an applicable margin ranging from 1.50% to 2.50% based on the Company’s Debt/Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) ratio as defined in the credit agreement.

On August 5, 2008, the Company entered into the First Letter Amendment to its Credit Facility. The First Letter Amendment, among other things, provided the Company with an extension from September 30, 2008 to March 31, 2009 to dispose of the three real estate assets that the Company had previously acquired on behalf of GERA. Additionally, the First Letter Amendment also, among other things, modified select debt and financial covenants in order to provide greater flexibility to facilitate the Company’s TIC Programs.

On November 4, 2008, the Company amended its Credit Agreement (the “Second Letter Amendment”). The effective date of the Second Letter Amendment is September 30, 2008. (Certain capitalized terms set forth below that are not otherwise defined herein have the meaning ascribed to them in the Credit Facility, as amended.

The Second Letter Amendment, among other things, a) reduced the amount available under the Credit Facility from $75.0 million to $50.0 million by providing that no advances or letters of credit shall be made available to the Company after September 30, 2008 until such time as borrowings have been reduced to less than $50.0 million; b) provided that 100% of any net cash proceeds from the sale of certain real estate assets required to be sold by the Company shall permanently reduce the Revolving Credit Commitments, provided that the Revolving Credit Commitments shall not be reduced to less than $50.0 million by reason of the operation of such asset sales; and c) modified the interest rate incurred on borrowings by increasing the applicable margins by 100 basis points and by providing for an interest rate floor for any prime rate related borrowings.

Additionally, the Second Letter Amendment, among other things, modified restrictions on guarantees of primary obligations from $125.0 million to $50.0 million, modified select financial covenants to reflect the impact of the current economic environment on the Company’s financial performance, amended certain restrictions on payments by deleting any dividend/share repurchase limitations and modified the reporting requirements of the Company with respect to real property owned or held.

As of September 30, 2008, the Company was not in compliance with certain of its financial covenants related to EBITDA. As a result, part of the Second Letter Amendment included a provision to modify selected covenants. The Company was not in compliance with certain debt covenants as of March 31, 2009, all of which were effectively cured as of such date by the Third Amendment to the Credit Facility described below. As a consequence of the foregoing, and certain provisions of the Third Amendment, the $63.0 million outstanding under the Credit Facility has been classified as a current liability as of September 30, 2009.

On May 20, 2009, the Company further amended its Credit Facility by entering into the Third Amendment. The Third Amendment, among other things, bifurcated the existing credit facility into two revolving credit facilities, (i) a $38,000,000 Revolving Credit A Facility which was deemed fully funded as of the date of the Third Amendment, and (ii) a $29,289,245 Revolving Credit B Facility, comprised of revolving credit advances in the aggregate of $25,000,000 which were deemed fully funded as of the date of the Third Amendment and letters of credit advances in the aggregate amount of $4,289,245 which are issued and outstanding as of the date of the Third Amendment. The Third Amendment required the Company to draw down $4,289,245 under the Revolving Credit B Facility on the date of the Third Amendment and deposit such funds in a cash collateral account to cash collateralize outstanding letters of credit under the Credit Facility and eliminated the swingline features of the Credit Facility and the Company’s ability to cause the lenders to issue any additional letters of credit. In addition, the Third Amendment

GRUBB & ELLIS COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) — (Continued)

also changes the termination date of the Credit Facility from December 7, 2010 to March 31, 2010 and modified the interest rate incurred on borrowings by initially increasing the applicable margin by 450 basis points (or to 7.00% on prime rate loans and 8.00% on LIBOR based loans).

The Third Amendment also eliminated specific financial covenants, and in its place, the Company was required to comply with the approved budget, that has been agreed to by the Company and the lenders, subject to agreed upon variances. The approved budget related solely to the 2009 fiscal year (the “Budget”). The Budget was the Company’s operating cash flow budget, and encompassed all aspects of typical operating cash flows including revenues, fees and expenses, and such working capital components as receivables and accounts payables, taxes, debt service and any other identifiable cash flow items. Pursuant to the Budget, the Company was required to stay within certain variance parameters with respect to cumulative cash flow for the remainder of the 2009 year to remain in compliance with the Credit Facility. The Company was also required under the Third Amendment to effect the Recapitalization Plan, on or before September 30, 2009 and in connection therewith to effect the Partial Prepayment of the Revolving A Credit Facility. In the event the Company failed to effect the Recapitalization Plan and in connection therewith to reduce the Revolving Credit A Credit Facility by the Partial Prepayment amount, the (i) lenders would have had the right commencing on October 1, 2009, to exercise the Warrants, for nominal consideration, to purchase common stock of the Company equal to 15% of the common stock of the Company on a fully diluted basis as of such date, subject to adjustment, (ii) the applicable margin automatically increased to 11% on prime rate loans and increased to 12% on LIBOR based loans, (iii) the Company was required to amortize an aggregate of $10 million of the Revolving Credit A Facility in three (3) equal installments on the first business day of each of the last three (3) months of 2009, (iv) the Company was obligated to submit a revised budget by October 1, 2009, (v) the Credit Facility would have terminated on January 15, 2010, and (vi) no further advances were available to be drawn under the Credit Facility.

In the event the Company effected the Recapitalization Plan and the Partial Prepayment amount on or prior to September 30, 2009, the Warrants would have automatically expired and not become exercisable, the applicable margin would have automatically been reduced to 3% on prime rate loans and 4% on LIBOR based loans and the Company had the right, subject to the requisite approval of the lenders, to seek an extension to extend the term of the Credit Facility to January 5, 2011, provided the Company also paid a fee of .25% of the then outstanding commitments under the Credit Facility. The Company calculated the initial fair value of the Warrants to be $534,000 and has recorded such amount in stockholders’ equity with a corresponding debt discount to the line of credit balance. Such debt discount amount will be amortized into interest expense over the remaining term of the Credit Facility. As of September 30, 2009, the net debt discount balance was $291,000 and is included in the current portion of line of credit in the accompanying consolidated balance sheet.

As a result of the Third Amendment the Company was required to prepay Revolving Credit A Advances (and to the extent the Revolving Credit A Facility shall be reduced to zero, prepay outstanding Revolving Credit B Advances) in an amount equal to 100% (or, after the Revolving Credit A Advances are reduced by at least the Partial Prepayment amount, in an amount equal to 50%) of Net Cash Proceeds (as defined in the Credit Agreement) from:

•	assets sales,

•	conversions of Investments (as defined in the Credit Agreement),

•	the refund of any taxes or the sale of equity interests by the Company or its subsidiaries,

•	the issuance of debt securities, or

•	any other transaction or event occurring outside the ordinary course of business of the Company or its subsidiaries;

provided, however, that (a) the Net Cash Proceeds received from the sale of the certain real property assets shall be used to prepay outstanding Revolving Credit B Advances and to the extent Revolving Credit B Advances shall be reduced to zero, to prepay outstanding Revolving Credit A Advances, (b) the Company shall prepay outstanding

GRUBB & ELLIS COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) — (Continued)

Revolving Credit B Advances in an amount equal to 100% of the Net Cash Proceeds from the sale of the Danbury Property unless the Company is then not in compliance with the Recapitalization Plan in which event Revolving Credit A Advances shall be prepaid first and (c) the Company’s 2008 tax refund was used to prepay outstanding Revolving Credit B Advances upon the closing of the Third Amendment.

The Third Amendment required the Company to use its commercially reasonable best efforts to sell four other commercial properties, including the two remaining GERA Properties, by September 30, 2009. The Company’s Line of Credit is secured by substantially all of the assets of the Company.

On September 30, 2009, the Company further amended its Credit Facility by entering into the First Credit Facility Letter Amendment. The First Credit Facility Letter Amendment, among other things, modified and provided the Company an extension from September 30, 2009 to November 30, 2009 (the “Extension”) to (i) effect its Recapitalization Plan and in connection therewith to effect a prepayment of at least seventy two (72%) percent of the Revolving Credit A Advances (as defined in the Credit Facility), and (ii) sell four commercial properties, including the two real estate assets the Company had previously acquired on behalf of Grubb & Ellis Realty Advisors, Inc.

The First Credit Facility Letter Amendment also granted the Company a one-time right, exercisable by November 30, 2009, to prepay the Credit Facility in full for a reduced principal amount equal to approximately 65% of the aggregate principal amount of the Credit Facility then outstanding (the “Discount Prepayment Option”).

In connection with the Extension, the warrant agreement was also amended to extend from October 1, 2009 to December 1, 2009, the time when the Warrants are first exercisable by its holders.

The First Credit Facility Letter Amendment also granted a one-time waiver from the covenant requiring all proceeds of sales of equity or debt securities to be applied to pay down the Credit Facility to facilitate the sale by the Company to an affiliate of the Company’s largest stockholder and Chairman of the Board of Directors of the Company, $5.0 million of subordinated debt or equity securities of the Company (the “Permitted Placement”) so long as (i) the Permitted Placement is junior, subject and subordinate to the Credit Facility, (ii) the net proceeds of the Permitted Placement are placed into an account with the lender, (iii) the disbursement of the funds in such account is in accordance with the approved budget that has been agreed to by the Company and the ledners, (iv) that the lenders be granted a security interest in the net proceeds of the Permitted Placement, and (v) the Permitted Placement is otherwise satisfactory to the Lenders. In addition, if the Permitted Placement is in the form of subordinated debt, the Company and the entity making the $5.0 million loan are required to enter into a subordination agreement with the lenders.

Finally, the First Credit Facility Letter Amendment also provided that $4.3 million that was deposited in a cash collateral account to cash collateralize outstanding letters of credit under the Credit Facility would instead be used to pay down the Credit Facility.

The Company’s Credit Facility is secured by substantially all of the Company’s assets. The outstanding balance on the Credit Facility was $63.0 million as of September 30, 2009 and December 31, 2008 and carried a weighted average interest rate of 8.37% and 4.51%, respectively.

On November 6, 2009, a portion of proceeds from the offering of preferred stock (see Note 20) were used to pay in full borrowings under the Credit Facility then outstanding of $66.8 million for a reduced amount equal to $43.4 million and the Credit Facility was terminated.

GRUBB & ELLIS COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) — (Continued)

12.	SEGMENT DISCLOSURE

Management has determined the reportable segments identified below according to the types of services offered and the manner in which operations and decisions are made. The Company operates in the following reportable segments:

Management Services — Management Services provides property management and related services for owners of investment properties and facilities management services for corporate owners and occupiers.

Transaction Services — Transaction Services advises buyers, sellers, landlords and tenants on the sale, leasing and valuation of commercial property and includes the Company’s national accounts group and national affiliate program operations.

Investment Management — Investment Management includes services for acquisition, financing and disposition with respect to the Company’s investment programs, asset management services related to the Company’s programs, and dealer-manager services by its securities broker-dealer, which facilitates capital raising transactions for its investment programs.

The Company also has certain corporate level activities including interest income from notes and advances, property rental related operations, legal administration, accounting, finance and management information systems which are not considered separate operating segments.

The Company evaluates the performance of its segments based upon operating income (loss). Operating income (loss) is defined as operating revenue less compensation and general and administrative costs and excludes other rental related, rental expense, interest expense, depreciation and amortization, allocation of overhead and other operating and non-operating expenses.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008
	(In thousands)

Management Services
Revenue	$67,456	$63,479	$199,636	$185,855
Compensation costs	9,315	8,118	27,702	28,550
Transaction commissions and related costs	2,192	2,062	7,346	6,625
Reimbursable salaries, wages, and benefits	48,333	44,391	142,601	131,084
General and administrative	2,357	2,033	8,043	6,356

Segment operating income (loss)	5,259	6,875	13,944	13,240
Transaction Services
Revenue	46,321	57,502	118,793	173,191
Compensation costs	11,216	11,743	32,986	36,423
Transaction commissions and related costs	29,376	37,103	77,981	111,337
Reimbursable salaries, wages, and benefits	1	—	1	—
General and administrative	7,705	8,466	25,459	26,975

Segment operating income (loss)	(1,977)	190	(17,634)	(1,544)
Investment Management
Revenue	14,829	24,116	43,912	84,480
Compensation costs	6,229	7,289	20,888	22,944
Transaction commissions and related costs	6	18	31	18
Reimbursable salaries, wages, and benefits	2,376	1,946	7,077	4,372
General and administrative	10,250	22,103	32,593	31,524

Segment operating income (loss)	(4,032)	(7,240)	(16,677)	25,622

GRUBB & ELLIS COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) — (Continued)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008
	(In thousands)

Reconciliation to net loss attributable to Grubb & Ellis Company:
Total segment operating (loss) income	(750)	(175)	(20,367)	37,318
Non-segment:
Rental operations, net of rental related expenses	2,537	3,782	6,595	9,918
Corporate overhead (compensation, general and administrative costs)	(12,447)	(15,751)	(43,165)	(43,667)
Other operating expenses	(10,221)	(45,266)	(38,056)	(68,615)
Other income (expense)	236	(6,133)	(769)	(13,646)

Loss from continuing operations before income tax (provision) benefit	(20,645)	(63,543)	(95,762)	(78,692)
Income tax (provision) benefit	(277)	15,943	(587)	23,124

Loss from continuing operations	(20,922)	(47,600)	(96,349)	(55,568)
Loss from discontinued operations, net of taxes	(535)	(15,126)	(1,005)	(18,690)

Net loss	$(21,457)	$(62,726)	$(97,354)	$(74,258)
Less: Net (loss) income from noncontrolling interests	(98)	(6,444)	(1,686)	(6,298)

Net loss attributable to Grubb & Ellis Company	$(21,359)	$(56,282)	$(95,668)	$(67,960)

13.	PROPERTIES HELD FOR SALE

A summary of the properties and related LLC’s held for sale balance sheet information is as follows:

	September 30,	December 31,
	2009	2008
	(In thousands)

Restricted cash	828	23,459
Properties held for sale — net	22,468	78,708
Identified intangible assets and other assets held for sale — net	4,823	25,751

Total assets	$28,119	$127,918

Notes payable of properties held for sale	$31,613	$108,959
Liabilities of properties held for sale — net	2,376	9,257

Total liabilities	$33,989	$118,216

During 2008, the Company initiated a plan to sell the properties it classified as real estate held for investment in its financial statements. As of September 30, 2009, the Company has a covenant within its Credit Facility which requires the Company to use its commercially reasonable best efforts to sell four commercial properties. The recent downturn in the global capital markets significantly lessened the probability that the Company would be able to achieve relief from this covenant through amendment or other financial resolutions. Pursuant to the requirements of the Property, Plant, and Equipment Topic, the Company assessed the value of the assets. In addition, the Company reviewed the valuation of its other owned properties and real estate investments. The Company generally uses a discounted cash flow model to estimate the fair value of its properties held for sale unless better market comparable data is available. Management uses its best estimate in determining the key assumptions, including the expected holding period (between 5 and 7 years), capitalization rates (between 9.0% and 9.2%), discount rates (between 10.1% and 10.5%), rental rates, future occupancy levels, lease-up periods and capital expenditure requirements. The estimated fair value is further adjusted for anticipated selling expenses. Generally, if a property is under

GRUBB & ELLIS COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) — (Continued)

contract, the contract price adjusted for selling expenses is used to estimate the fair value of the property. This valuation review resulted in the Company recognizing no impairment charges against the carrying value of the properties and real estate investments held for sale for the nine months ending September 30, 2009. Although the Company is using its commercially reasonable best efforts to sell the four remaining commercial properties, at the current time it appears that it is unlikely that two of the remaining properties will be sold. Accordingly, and in light of the foregoing, these properties no longer meet the held for sale criteria under the requirements of the Topic as of September 30, 2009 and the properties were reclassified to properties held for investment in the consolidated balance sheet with the operations of these properties included in continuing operations in the consolidated statements of operations for all periods presented.

On October 31, 2008, the Company entered into that certain Agreement for the Purchase and Sale of Real Property and Escrow Instructions to effect the sale of the Corporate Center located at 39 Old Ridgebury Road, Danbury, Connecticut, to an unaffiliated entity for a purchase price of $76.0 million. This agreement was amended and restated in its entirety by that certain Danbury Merger Agreement dated as of January 23, 2009, as amended by the First Amendment to Danbury Merger Agreement dated as of January 23, 2009 which reduced the purchase price to $73.5 million. On June 3, 2009, the Company completed the sale of the Danbury Property for $72.4 million.

The investments in unconsolidated entities held for sale represent the Company’s interest in certain real estate properties that it holds through various limited liability companies. In accordance with the requirements of the Real Estate-Retail Land Topic, and the requirements of the Property, Plant, and Equipment Topic, the Company treats the disposition of these interests similar to the disposition of real estate it holds directly. In addition, pursuant to the requirements of the Consolidation Topic, when the Company is no longer the primary beneficiary of the LLC, the Company deconsolidates the LLC.

In instances when the Company expects to have significant ongoing cash flows or significant continuing involvement in the component beyond the date of sale, the income (loss) from certain properties held for sale continue to be fully recorded within the continuing operations of the Company through the date of sale.

The net results of discontinued operations and the net gain on dispositions of properties sold or classified as held for sale as of September 30, 2009, in which the Company has no significant ongoing cash flows or significant continuing involvement, are reflected in the consolidated statements of operations as discontinued operations. The Company will receive certain fee income from these properties on an ongoing basis that is not considered significant when compared to the operating results of such properties.

GRUBB & ELLIS COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) — (Continued)

The following table summarizes the income and expense components that comprised discontinued operations, net of taxes, for the three and nine months ended September 30, 2009 and 2008:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2009	2008	2009	2008
	(In thousands)

Rental income	$1,299	$5,101	$8,983	$15,844
Rental expense	(1,695)	(3,511)	(7,469)	(11,489)
Interest expense (including amortization of deferred financing costs)	(484)	(1,463)	(2,387)	(4,606)
Real estate related impairments	—	(22,703)	250	(22,703)
Depreciation and amortization	—	(2,134)	—	(8,057)
Tax (provision) benefit	345	9,769	244	12,140

(Loss) from discontinued operations-net of taxes	(535)	(14,941)	(379)	(18,871)

Gain (loss) on disposal of discontinued operations — net of taxes	—	(185)	(626)	181

Total income (loss) from discontinued operations	$(535)	$(15,126)	$(1,005)	$(18,690)

14.	COMMITMENTS AND CONTINGENCIES

Operating Leases — The Company has non-cancelable operating lease obligations for office space and certain equipment ranging from one to ten years, and sublease agreements under which the Company acts as a sublessor. The office space leases often times provide for annual rent increases, and typically require payment of property taxes, insurance and maintenance costs.

Rent expense under these operating leases was approximately $6.0 million and $5.8 million for the three months ended September 30, 2009 and 2008, respectively, and approximately $18.5 million and $17.4 million for the nine months ended September 30, 2009 and 2008, respectively. Rent expense is included in general and administrative expense in the accompanying consolidated statements of operations.

Operating Leases — Other — The Company is a master lessee of seven multifamily properties in various locations under non-cancelable leases. The leases, which commenced in various months and expire from June 2015 through March 2016, require minimum monthly payments averaging $795,000 over the 10-year period. Rent expense under these operating leases was approximately $2.3 million and $2.4 million for three months ended September 30, 2009 and 2008, respectively, and approximately $6.9 million and $7.0 million for nine months ended September 30, 2009 and 2008, respectively.

The Company subleases these multifamily spaces to third parties. Rental income from these subleases was approximately $3.8 million and $4.2 million for the three months ended September 30, 2009 and 2008, respectively, and approximately $11.3 million and $12.4 million for the nine months ended September 30, 2009 and 2008, respectively. As multifamily leases are executed for no more than one year, the Company is unable to project the future minimum rental receipts related to these leases.

As of September 30, 2009, the Company had recorded liabilities totaling $8.4 million related to such master lease arrangements, consisting of $4.6 million of cumulative deferred revenues relating to acquisition fees and loan fees received from 2004 through 2006 and $3.8 million of additional loss reserves which were recorded in 2008.

The Company is also a 50% joint venture partner of four multifamily residential properties in various locations under non-cancelable leases. The leases, which commenced in various months and expire from November 2014 through January 2015, require minimum monthly payments averaging $372,000 over the 10-year period. Rent

GRUBB & ELLIS COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) — (Continued)

expense under these operating leases was approximately $1.1 million, for both the three months ended September 30, 2009 and 2008, and approximately $3.4 million, for both the nine months ended September 30, 2009 and 2008.

The Company subleases these multifamily spaces to third parties. Rental income from these subleases was approximately $2.2 million and $2.3 million for the three months ended September 30, 2009 and 2008, respectively, and approximately $6.7 million and $6.8 million for the nine months ended September 30, 2009 and 2008, respectively. As multifamily leases are executed for no more than one year, the Company is unable to project the future minimum rental receipts related to these leases.

TIC Program Exchange Provision — Prior to the Merger, NNN entered into agreements in which NNN agreed to provide certain investors with a right to exchange their investment in certain TIC Programs for an investment in a different TIC program. NNN also entered into an agreement with another investor that provided the investor with certain repurchase rights under certain circumstances with respect to their investment. The agreements containing such rights of exchange and repurchase rights pertain to initial investments in TIC programs totaling $31.6 million. In July 2009 the Company received notice from an investor of their intent to exercise such rights of exchange and repurchase with respect to an initial investment totaling $4.5 million. The Company is currently evaluating such notice to determine the nature and extent of the right of such exchange and repurchase, if any.

The Company deferred revenues relating to these agreements of $86,000 and $246,000 for the three months ended September 30, 2009 and 2008, respectively. The Company deferred revenues relating to these agreements of $281,000 and $492,000 for the nine months ended September 30, 2009 and 2008, respectively. Additional losses of $14.3 million and $4.5 million related to these agreements were recorded during the quarter ended December 31, 2008 and during the nine months ended September 30, 2009, respectively, to reflect the decline in value of properties underlying the agreements with investors. As of September 30, 2009, the Company had recorded liabilities totaling $22.6 million related to such agreements, consisting of $3.8 million of cumulative deferred revenues and $18.8 million of additional losses related to these agreements.

Capital Lease Obligations — The Company leases computers, copiers and postage equipment that are accounted for as capital leases (see Note 9 of the Notes to Consolidated Financial Statements for additional information).

General — The Company is involved in various claims and lawsuits arising out of the ordinary conduct of its business, as well as in connection with its participation in various joint ventures and partnerships, many of which may not be covered by the Company’s insurance policies. In the opinion of management, the eventual outcome of such claims and lawsuits is not expected to have a material adverse effect on the Company’s financial position or results of operations.

Guarantees — From time to time the Company provides guarantees of loans for properties under management. As of September 30, 2009, there were 147 properties under management with loan guarantees of approximately $3.5 billion in total principal outstanding with terms ranging from one to 10 years, secured by properties with a total aggregate purchase price of approximately $4.8 billion. As of December 31, 2008, there were 151 properties under management with loan guarantees of approximately $3.5 billion in total principal outstanding with terms ranging from one to 10 years, secured by properties with a total aggregate purchase price of approximately $4.8 billion. In addition, each consolidated VIE is joint and severally liable, along with the other investors in each relative TIC, on the non-recourse mortgage debt related to the VIE’s interests in the relative TIC investment. This non-recourse mortgage debt totaled $277.2 million and $277.8 million as of September 30, 2009 and December 31, 2008, respectively.

GRUBB & ELLIS COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) — (Continued)

The Company’s guarantees consisted of the following as of September 30, 2009 and December 31, 2008:

	September 30,	December 31,
	2009	2008
	(In thousands)

Non-recourse/carve-out guarantees of debt of properties under management(1)	$3,438,375	$3,414,433
Non-recourse/carve-out guarantees of the Company’s debt(1)	$107,000	$107,000
Recourse guarantees of debt of properties under management	$39,717	$42,426
Recourse guarantees of the Company’s debt	$10,000	$10,000

(1)	A “non-recourse/carve-out” guarantee imposes liability on the guarantor in the event the borrower engages in certain acts prohibited by the loan documents. Each non-recourse carve-out guarantee is an individual document entered into with the mortgage lender in connection with the purchase or refinance of an individual property. While there is not a standard document evidencing these guarantees, liability under the non-recourse carve-out guarantees generally may be triggered by, among other things, any or all of the following:

•	a voluntary bankruptcy or similar insolvency proceeding of any borrower;

•	a “transfer” of the property or any interest therein in violation of the loan documents;

•	a violation by any borrower of the special purpose entity requirements set forth in the loan documents;

•	any fraud or material misrepresentation by any borrower or any guarantor in connection with the loan;

•	the gross negligence or willful misconduct by any borrower in connection with the property, the loan or any obligation under the loan documents;

•	the misapplication, misappropriation or conversion of (i) any rents, security deposits, proceeds or other funds, (ii) any insurance proceeds paid by reason of any loss, damage or destruction to the property, and (iii) any awards or other amounts received in connection with the condemnation of all or a portion of the property;

•	any waste of the property caused by acts or omissions of borrower of the removal or disposal of any portion of the property after an event of default under the loan documents; and

•	the breach of any obligations set forth in an environmental or hazardous substances indemnification agreement from borrower.

Certain violations (typically the first three listed above) render the entire debt balance recourse to the guarantor regardless of the actual damage incurred by lender, while the liability for other violations is limited to the damages incurred by the lender. Notice and cure provisions vary between guarantees. Generally the guarantor irrevocably and unconditionally guarantees to the lender the payment and performance of the guaranteed obligations as and when the same shall be due and payable, whether by lapse of time, by acceleration or maturity or otherwise, and the guarantor covenants and agrees that it is liable for the guaranteed obligations as a primary obligor. As of September 30, 2009, to the best of the Company’s knowledge, there is no amount of debt owed by the Company as a result of the borrowers engaging in prohibited acts.

Management initially evaluates these guarantees to determine if the guarantee meets the criteria required to record a liability in accordance with the requirements of the Guarantees Topic. Any such liabilities were insignificant as of September 30, 2009 and December 31, 2008. In addition, on an ongoing basis, the Company evaluates the need to record additional liability in accordance with the requirements of the Contingencies Topic. As of September 30, 2009 and December 31, 2008, the Company had recourse guarantees of $39.7 million and $42.4 million, respectively, relating to debt of properties under management. As of September 30, 2009, approximately $21.3 million of these recourse guarantees relate to debt that has matured or is not currently in compliance

GRUBB & ELLIS COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) — (Continued)

with certain loan covenants. In evaluating the potential liability relating to such guarantees, the Company considers factors such as the value of the properties secured by the debt, the likelihood that the lender will call the guarantee in light of the current debt service and other factors. As of September 30, 2009 and December 31, 2008, the Company recorded a liability of $5.2 million and $9.1 million, respectively, related to its estimate of probable loss related to recourse guarantees of debt of properties under management which matured in January and April 2009.

Investment Program Commitments — During June and July 2009, the Company revised the offering terms related to certain investment programs which it sponsors, including the commitment to fund additional property reserves and the waiver or reduction of future management fees and disposition fees. The company recorded a liability for future funding commitments as of September 30, 2009 for these unconsolidated VIEs totaling $1.5 million to fund TIC Program reserves.

Environmental Obligations — In the Company’s role as property manager, it could incur liabilities for the investigation or remediation of hazardous or toxic substances or wastes at properties the Company currently or formerly managed or at off-site locations where wastes were disposed of. Similarly, under debt financing arrangements on properties owned by sponsored programs, the Company has agreed to indemnify the lenders for environmental liabilities and to remediate any environmental problems that may arise. The Company is not aware of any environmental liability or unasserted claim or assessment relating to an environmental liability that the Company believes would require disclosure or the recording of a loss contingency.

Real Estate Licensing Issues — Although Triple Net Properties Realty, Inc. (“Realty”), which became a subsidiary of the Company as part of the merger with NNN, was required to have real estate licenses in all of the states in which it acted as a broker for NNN’s programs and received real estate commissions prior to 2007, Realty did not hold a license in certain of those states when it earned fees for those services. In addition, almost all of GERI’s revenue was based on an arrangement with Realty to share fees from NNN’s programs. GERI did not hold a real estate license in any state, although most states in which properties of the NNN’s programs were located may have required GERI to hold a license. As a result, Realty and the Company may be subject to penalties, such as fines (which could be a multiple of the amount received), restitution payments and termination of management agreements, and to the suspension or revocation of certain of Realty’s real estate broker licenses. To date there have been no claims, and the Company cannot assess or estimate whether it will incur any losses as a result of the foregoing.

To the extent that the Company incurs any liability arising from the failure to comply with real estate broker licensing requirements in certain states, Mr. Thompson, Louis J. Rogers, former President of GERI, and Jeffrey T. Hanson, the Company’s Chief Investment Officer, have agreed to forfeit to the Company up to an aggregate of 4,124,120 shares of the Company’s common stock, and each share will be deemed to have a value of $11.36 per share in satisfying this obligation. Mr. Thompson has agreed to indemnify the Company, to the extent the liability incurred by the Company for such matters exceeds the deemed $46,865,000 value of these shares, up to an additional $9,435,000 in cash. These obligations terminate on November 16, 2009.

Alesco Seed Capital — On November 16, 2007, the Company completed the acquisition of a 51% membership interest in Grubb & Ellis Alesco Global Advisors, LLC (“Alesco”). Pursuant to the Intercompany Agreement between the Company and Alesco, dated as of November 16, 2007, the Company committed to invest $20.0 million in seed capital into the open and closed end real estate funds that Alesco expects to launch. Additionally, upon achievement of certain earn-out targets, the Company is required to purchase up to an additional 27% interest in Alesco for $15.0 million. The Company is allowed to use $15.0 million of seed capital to fund the earn-out payments. As of September 30, 2009, the Company has invested $500,000 in seed capital into the open and closed end real estate funds that Alesco launched during 2008.

Deferred Compensation Plan — During 2008, the Company implemented a deferred compensation plan that permits employees and independent contractors to defer portions of their compensation, subject to annual deferral limits, and have it credited to one or more investment options in the plan. As of September 30, 2009 and

GRUBB & ELLIS COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) — (Continued)

December 31, 2008, $2.6 million and $1.7 million, respectively, reflecting the non-stock liability under this plan were included in Accounts payable and accrued expenses. The Company has purchased whole-life insurance contracts on certain employee participants to recover distributions made or to be made under this plan and as of September 30, 2009 and December 31, 2008 have recorded the cash surrender value of the policies of $1.0 million and $1.1 million, respectively, in Prepaid expenses and other assets.

Grants of phantom shares are accounted for as equity awards in accordance with the requirements of the Equity Topic, with the award value of the shares on the grant date being amortized on a straight-line basis over the requisite service period. In addition, the Company awards “phantom” shares of Company stock to participants under the deferred compensation plan. As of September 30, 2009 and December 31, 2008, the Company awarded an aggregate of 6.0 million and 5.4 million phantom shares, respectively, to certain employees with an aggregate value on the various grant dates of $23.3 million and $22.5 million, respectively. As of September 30, 2009, an aggregate of 5.7 million phantom share grants were outstanding. Generally, upon vesting, recipients of the grants are entitled to receive the number of phantom shares granted, regardless of the value of the shares upon the date of vesting; provided, however, grants with respect to 900,000 phantom shares had a guaranteed minimum share price ($3.1 million in the aggregate) that will result in the Company paying additional compensation to the participants should the value of the shares upon vesting be less than the grant date value of the shares. The Company accounts for additional compensation relating to the “guarantee’ portion of the awards by measuring at each reporting date the additional payment that would be due to the participant based on the difference between the then current value of the shares awarded and the guaranteed value. This award is then amortized on a straight-line basis as compensation expense over the requisite service (vesting) period, with an offset to deferred compensation liability.

15.	EARNINGS (LOSS) PER SHARE

The Company computes earnings (loss) per share in accordance with the requirements of the Earnings Per Share Topic. Under the provisions of the Topic, basic earnings (loss) per share is computed using the weighted-average number of common shares outstanding during the period less unvested restricted shares. Diluted earnings (loss) per share is computed using the weighted-average number of common and common equivalent shares of stock outstanding during the periods utilizing the treasury stock method for stock options and unvested restricted stock.

GRUBB & ELLIS COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) — (Continued)

Basic earnings per share is computed using the weighted-average number of common shares outstanding. The dilutive effect of potential common shares outstanding is included in diluted earnings per share. The computations of basic and diluted earnings per share from continuing operations are as follows:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
	(In thousands, except per share amounts)

Numerator:
Loss from continuing operations attributable to Grubb & Ellis Company, net of tax	$(20,824)	$(41,156)	$(94,663)	$(49,270)
Loss from discontinued operations attributable to Grubb & Ellis Company, net of tax	(535)	(15,126)	(1,005)	(18,690)

Net loss attributable to Grubb & Ellis Company	$(21,359)	$(56,282)	$(95,668)	$(67,960)

Denominator:
Denominator for basic loss per share:
Weighted-average number of common shares outstanding	63,628 (1)	63,601 (1)	63,618 (1)	63,574 (1)
Effect of dilutive securities:
Non-vested restricted stock and stock options	— (1)	— (1)	— (1)	— (1)

Denominator for diluted loss per share:
Weighted-average number of common and common equivalent shares outstanding	63,628	63,601	63,618	63,574

Basic loss per share
Loss from continuing operations attributable to Grubb & Ellis Company, net of tax	$(0.33)	$(0.65)	$(1.49)	$(0.79)
Loss from discontinued operations attributable to Grubb & Ellis Company, net of tax	(0.01)	(0.23)	(0.02)	(0.28)

Basic loss per share	$(0.34)	$(0.88)	$(1.51)	$(1.07)

Diluted loss per share
Loss from continuing operations attributable to Grubb & Ellis Company, net of tax	$(0.33)	$(0.65)	$(1.49)	$(0.79)
Loss from discontinued operations attributable to Grubb & Ellis Company, net of tax	(0.01)	(0.23)	(0.02)	(0.28)

Diluted loss per share	$(0.34)	$(0.88)	$(1.51)	$(1.07)

(1)	Outstanding non-vested restricted stock and options to purchase shares of common stock and restricted stock, the effect of which would be anti-dilutive, were approximately 2.6 million and 2.5 million shares as of September 30, 2009 and 2008, respectively. These shares were not included in the computation of diluted earnings per share because an operating loss was reported or the option exercise price was greater than the average market price of the common shares for the respective periods. In addition, excluded from the calculation of diluted weighted-average common shares as of September 30, 2009 and 2008 were approximately 6.0 million and 4.8 million phantom shares, respectively, that may be awarded to employees related to the deferred compensation plan. As of September 30, 2009, 12.7 million shares that may be awarded to the lenders related to the potential exercise of the Warrants were also excluded from the calculation of diluted weighted-average common shares.

GRUBB & ELLIS COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) — (Continued)

16.	COMPREHENSIVE LOSS

The components of comprehensive loss, net of tax, are as follows:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
	(In thousands)

Net loss	$(21,457)	$(62,726)	$(97,354)	$(74,258)
Other comprehensive (loss):
Net unrealized (loss) gain on investments, net of taxes	92	66	(43)	706
Elimination of net unrealized loss on investments, net of taxes	—	120	—	120
Elimination of net unrealized loss on investment in GERA warrants	—	—	—	223

Total comprehensive loss	(21,365)	(62,540)	(97,397)	(73,209)

Comprehensive income (loss) attributable to noncontrolling interests	(98)	(6,444)	(1,686)	(6,298)

Comprehensive loss attributable to Grubb & Ellis Company	$(21,267)	$(56,096)	$(95,711)	$(66,911)

17.	CHANGES IN EQUITY

The following is a reconciliation of total equity, equity attributable to Grubb & Ellis Company and equity attributable to noncontrolling interests from December 31, 2008 to September 30, 2009.

						Total
				Accumulated	(Accumulated	Grubb & Ellis
			Additional	Other	Deficit)	Company
	Common Stock		Paid-in	Comprehensive	Retained	Stockholders’	Noncontrolling	Total
	Shares	Amount	Capital	Loss	Earnings	Equity	Interests	Equity

Balance as of December 31, 2008	65,383	$654	$402,780	$—	$(333,263)	$70,171	$3,605	$73,776

Vesting of share-based compensation	—	—	8,736	—	—	8,736	—	8,736
Issuance of warrants	—	—	534	—	—	534	—	534
Issuance of restricted shares to directors, officers and employees	486	4	(4)	—	—	—	—	—
Forfeiture of non-vested restricted shares	(686)	(7)	(133)	—	—	(140)	—	(140)
Contributions from noncontrolling interests	—	—	—	—	—	—	5,827	5,827
Distributions to noncontrolling interests	—	—	—	—	—	—	(1,689)	(1,689)
Deconsolidation of sponsored mutual fund	—	—	—	—	—	—	(5,519)	(5,519)
Compensation expense on profit sharing arrangements	—	—	—	—	—	—	102	102
Change in unrealized loss on marketable securities	—	—	—	(43)	—	(43)	—	(43)
Net loss	—	—	—	—	(95,668)	(95,668)	(1,686)	(97,354)

Comprehensive loss	—	—	—	—	—	(95,711)	(1,686)	(97,397)

Balance as of September 30, 2009	65,183	$651	$411,913	$(43)	$(428,931)	$(16,410)	$640	$(15,770)

GRUBB & ELLIS COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) — (Continued)

During the nine months ended September 30, 2009, the Company granted 486,000 restricted shares of common stock. During the year ended December 31, 2008, the Company granted 1.6 million restricted shares of common stock and 77,000 shares of common stock were issued as a result of the exercise of stock options.

18.	OTHER RELATED PARTY TRANSACTIONS

Offering Costs and Other Expenses Related to Public Non-Traded REITs — The Company, through its consolidated subsidiaries Grubb & Ellis Apartment REIT Advisor, LLC, Grubb & Ellis Healthcare REIT Advisor, LLC, and Grubb & Ellis Healthcare REIT II Advisor, LLC, bears certain general and administrative expenses in its capacity as advisor of Apartment REIT, Healthcare REIT and Healthcare REIT II, respectively, and is reimbursed for these expenses. However, Apartment REIT, Healthcare REIT and Healthcare REIT II will not reimburse the Company for any operating expenses that, in any four consecutive fiscal quarters, exceed the greater of 2.0% of average invested assets (as defined in their respective advisory agreements) or 25.0% of the respective REIT’s net income for such year, unless the board of directors of the respective REITs approve such excess as justified based on unusual or nonrecurring factors. All unreimbursable amounts are expensed by the Company.

The Company also paid for the organizational, offering and related expenses on behalf of Apartment REIT for its initial offering that ended July 17, 2009 and Healthcare REIT for its initial offering through August 28, 2009. These organizational, offering and related expenses include all expenses (other than selling commissions and the marketing support fee which generally represent 7.0% and 2.5% of the gross offering proceeds, respectively) to be paid by Apartment REIT and Healthcare REIT in connection with their initial offerings. These expenses only become the liability of Apartment REIT and Healthcare REIT to the extent other organizational and offering expenses do not exceed 1.5% of the gross proceeds of the initial offerings. As of September 30, 2009 and December 31, 2008, the Company has incurred expenses of $4.3 million and $3.8 million, respectively, in excess of 1.5% of the gross proceeds of the Apartment REIT offering. As of September 30, 2009 and December 31, 2008, the Company has recorded an allowance for bad debt of approximately $4.3 million and $3.8 million, respectively, related to the Apartment REIT offering costs incurred as the Company believes that such amounts will not be reimbursed.

The Company also pays for the organizational, offering and related expenses on behalf of Apartment REIT’s follow-on offering and Healthcare REIT II’s initial offering. These organizational and offering expenses include all expenses (other than selling commissions and a dealer manager fee which represent 7.0% and 3.0% of the gross offering proceeds, respectively) to be paid by Apartment REIT and Healthcare REIT II in connection with these offerings. These expenses only become a liability of Apartment REIT and Healthcare REIT II to the extent other organizational and offering expenses do not exceed 1.0% of the gross proceeds of the offerings. As of September 30, 2009 and December 31, 2008, the Company has incurred expenses of $1.3 million and $0, respectively, in excess of 1.0% of the gross proceeds of the Apartment REIT follow-on offering. As of September 30, 2009 and December 31, 2008, the Company has incurred expenses of $1.8 million and $97,000, respectively, in excess of 1.0% of the gross proceeds of the Healthcare REIT II initial offering. The Company anticipates that such amount will be reimbursed in the future from the offering proceeds of Apartment REIT and Healthcare REIT II.

Management Fees — The Company provides both transaction and management services to parties which are related to an affiliate of a principal stockholder and director of the Company (collectively, “Kojaian Companies”). In addition, the Company also pays asset management fees to the Kojaian Companies related to properties the Company manages on their behalf. Revenue, including reimbursable expenses related to salaries, wages and benefits, earned by the Company for services rendered to Kojaian Companies, including joint ventures, officers and directors and their affiliates, was $2.0 million and $2.1 million for the three months ended September 30, 2009 and 2008, respectively, and $5.4 million and $5.6 million for the nine months ended September 30, 2009 and 2008, respectively. In August 2009, the Kojaian Management Corporation prepaid $600,000 of property management fees to the company which was repaid in September 2009 upon collection of management fees from parties related to the Kojaian Companies to which the company provides management services.

GRUBB & ELLIS COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) — (Continued)

Other Related Party — GERI, which is wholly owned by the Company, owns a 50.0% managing member interest in Grubb & Ellis Apartment REIT Advisor, LLC and each of Grubb & Ellis Apartment Management, LLC and ROC REIT Advisors, LLC own a 25.0% equity interest in Grubb & Ellis Apartment REIT Advisor, LLC. As of September 30, 2009 and December 31, 2008, Andrea R. Biller, the Company’s General Counsel, Executive Vice President and Secretary, owned an equity interest of 18.0% of Grubb & Ellis Apartment Management, LLC. On August 8, 2008, in accordance with the terms of the operating agreement of Grubb & Ellis Apartment Management, LLC, Grubb & Ellis Apartment Management LLC tendered settlement for the purchase of the 18.0% equity interest in Grubb & Ellis Apartment Management LLC that was previously owned by Mr. Scott D. Peters, former chief executive officer of the Company. As a consequence, through a wholly owned subsidiary, the Company’s equity interest in Grubb & Ellis Apartment Management, LLC increased from 64.0% to 82.0% after giving effect to this purchase from Mr. Peters. As of September 30, 2009 and December 31, 2008, Stanley J. Olander, the Company’s Executive Vice President — Multifamily, owned an equity interest of 33.3% of ROC REIT Advisors, LLC.

GERI owns a 75.0% managing member interest in Grubb & Ellis Healthcare REIT Advisor, LLC and, therefore, consolidates Grubb & Ellis Healthcare REIT Advisor, LLC. Grubb & Ellis Healthcare Management, LLC owns a 25.0% equity interest in Grubb & Ellis Healthcare REIT Advisor, LLC. As of September 30, 2009 and December 31, 2008, each of Ms. Biller and Mr. Hanson, the Company’s Chief Investment Officer and GERI’s President, owned an equity interest of 18.0% of Grubb & Ellis Healthcare Management, LLC. On August 8, 2008, in accordance with the terms of the operating agreement of Grubb & Ellis Healthcare Management, LLC, Grubb & Ellis Healthcare Management, LLC tendered settlement for the purchase of 18.0% equity interest in Grubb & Ellis Healthcare Management, LLC that was previously owned by Mr. Peters. As a consequence, through a wholly owned subsidiary, the Company’s equity interest in Grubb & Ellis Healthcare Management, LLC increased from 46.0% to 64.0% after giving effect to this purchase from Mr. Peters.

The grants of membership interests in Grubb & Ellis Apartment Management, LLC and Grubb & Ellis Healthcare Management, LLC to certain executives are being accounted for by the Company as a profit sharing arrangement. Compensation expense is recorded by the Company when the likelihood of payment is probable and the amount of such payment is estimable, which generally coincides with Grubb & Ellis Apartment REIT Advisor, LLC and Grubb & Ellis Healthcare REIT Advisor, LLC recording its revenue. Compensation expense related to this profit sharing arrangement associated with Grubb & Ellis Apartment Management, LLC includes distributions of $131,000, $85,000 and $122,000, to Mr. Thompson, Mr. Peters and Ms. Biller for the nine months ended September 30, 2008, respectively. There was no compensation expense related to the profit sharing arrangement with Grubb & Ellis Apartment Management, LLC, and therefore no distributions to any members, for the nine months ended September 30, 2009. Compensation expense related to this profit sharing arrangement associated with Grubb & Ellis Healthcare Management, LLC includes distributions of $44,000 and $131,000, respectively, to Mr. Thompson, $0 and $387,000, respectively, to Mr. Peters, $203,000 and $491,000, respectively, to Ms. Biller, and $203,000 and $491,000, respectively, to Mr. Hanson for the nine months ended September 30, 2009 and 2008, respectively.

As of September 30, 2009 and December 31, 2008, respectively, the remaining 82.0% equity interest in Grubb & Ellis Apartment Management, LLC and the remaining 64.0% equity interest in Grubb & Ellis Healthcare Management, LLC were owned by GERI. Any allocable earnings attributable to GERI’s ownership interests are paid to GERI on a quarterly basis.

The Company’s directors and officers, as well as officers, managers and employees have purchased, and may continue to purchase, interests in offerings made by the Company’s programs at a discount. The purchase price for these interests reflects the fact that selling commissions and marketing allowances will not be paid in connection with these sales. The net proceeds to the Company from these sales made net of commissions will be substantially the same as the net proceeds received from other sales.

Mr. Thompson has routinely provided personal guarantees to various lending institutions that provided financing for the acquisition of many properties by our programs. These guarantees cover certain covenant payments,

GRUBB & ELLIS COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) — (Continued)

environmental and hazardous substance indemnification and any indemnification for any liability arising from the SEC investigation of Triple Net Properties. In connection with the formation transactions, the Company indemnified Mr. Thompson for amounts he may be required to pay under all of these guarantees to which Triple Net Properties, Realty or NNN Capital Corp. is an obligor to the extent such indemnification would not require the Company to book additional liabilities on the Company’s balance sheet. On June 2, 2008, the Company was notified by the SEC staff that the SEC closed the investigation without any enforcement action against the Company or its subsidiaries.

See issuance of a 5.0 million senior secured convertible note to, and purchase of 5.0 million of preferred stock by a related party in Subsequent Events (Note 20) below.

19.	INCOME TAXES

The components of income tax (benefit) provision from continuing operations for the three and nine months ended September 30, 2009 and 2008 consisted of the following:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
	(In thousands)

Current:
Federal	$(69)	$1,496	$(69)	$(4,224)
State	1	(282)	7	(958)

	(68)	1,214	(62)	(5,182)

Deferred:
Federal	289	(13,372)	549	(13,628)
State	56	(3,785)	100	(4,314)

	345	(17,157)	649	(17,942)

	$277	$(15,943)	$587	$(23,124)

The Company recorded net prepaid taxes totaling approximately $529,000 as of September 30, 2009, comprised primarily of state tax refund receivables and state prepaid tax estimates.

As of December 31, 2008, federal net operating loss carryforwards were available to the Company in the amount of approximately $2.2 million, translating to a deferred tax asset before valuation allowance of $797,000 which will begin to expire in 2027. The Company also had state net operating loss carryforwards from previous periods totaling $74.5 million, translating to a deferred tax asset of $6.1 million before valuation allowances.

In evaluating the need for a valuation allowance as of September 30, 2009, the Company evaluated both positive and negative evidence in accordance with the requirements of SFAS No. 109, Accounting for Income Taxes. Management determined that $36.4 million of deferred tax assets recorded during the nine months ended September 30, 2009 do not satisfy the recognition criteria set forth in SFAS No. 109. Accordingly, a valuation allowance has been recorded for this amount. If released, the entire amount would result in a benefit to continuing operations.

GRUBB & ELLIS COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) — (Continued)

The differences between the total income tax (benefit) provision of the Company for financial statement purposes and the income taxes computed using the applicable federal income tax rate of 35% for the three and nine months ended September 30, 2009 and 2008 were as follows:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
	(In thousands)

Federal income taxes at the statutory rate	$(7,126)	$(15,914)	$(32,862)	$(21,236)
State income taxes net of federal benefit	(845)	(2,199)	(3,852)	(2,989)
Credits	53	(401)	(143)	(177)
Non-deductible expenses	10	2,490	1,029	1,346
Change in valuation allowance	8,253	—	36,477	—
Other	(68)	81	(62)	(68)

(Benefit) provision for income taxes	$277	$(15,943)	$587	$(23,124)

20.	SUBSEQUENT EVENTS

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

On November 9, 2009, the Company announced that Thomas P. D’Arcy will join the Company as president, chief executive officer and a member of the board of directors, effective November 16, 2009.

Sale of Unregistered Securities

On October 2, 2009, the Company effected the Permitted Placement (see Note 11) and issued a $5.0 million senior subordinated convertible note (the “Note”) to Kojaian Management Corporation. The Note (i) bears interest at twelve percent (12%) per annum, (ii) is co-terminus with the term of the Credit Facility (including if the Credit Facility is terminated pursuant to the Discount Prepayment Option), (iii) is unsecured and fully subordinate to the Credit Facility, and (iv) in the event the Company issues or sells equity securities in connection with or pursuant to a transaction with a non-affiliate of the Company while the Note is outstanding, at the option of the holder of the Note, the principal amount of the Note then outstanding is convertible into those equity securities of the Company issued or sold in such non-affiliate transaction. In connection with the issuance of the Note, Kojaian Management Corporation, the lenders to the Credit Facility and the Company entered into a subordination agreement (the “Subordination Agreement”). The Permitted Placement was a transaction by the Company not involving a public offering in accordance with Section 4(2) of the Securities Act of 1933, as amended (“the Securities Act”).

On November 6, 2009, the Company completed the private placement of 900,000 shares of 12% cumulative participating perpetual convertible preferred stock, par value $0.01 per share (“Preferred Stock”), to qualified institutional buyers and other accredited investors. In conjunction with the offering, the entire $5.0 million principal balance of the Note was converted into the Preferred Stock at the offering price and the holder of the Note received accrued interest of approximately $57,000. In addition, the holder of the Note also purchased an additional $5.0 million of preferred stock at the offering price. The Company also granted the initial purchaser a 45-day option to purchase up to an additional 100,000 shares of Preferred Stock.

As previously disclosed, among other things with respect to the Preferred Stock offering, in the Current Report on Form 8-K filed by the company on October 26, 2009, the Preferred Stock was offered in reliance on exemptions from the registration requirements of the Securities Act that apply to offers and sales of securities that do not involve a public offering. As such, the Preferred Stock was offered and will be sold only to (i) “qualified institutional buyers” (as defined in Rule 144A under the Securities Act), (ii) to a limited number of institutional “accredited

GRUBB & ELLIS COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) — (Continued)

investors” (as defined in Rule 501(a)(1), (2), (3) or (7) of the Securities Act), and (iii) to a limited number of individual “accredited investors” (as defined in Rule 501(a)(4), (5) or (6) of the Securities Act).

As previously disclosed, among other things with respect to the Preferred Stock offering, in the Current Report on Form 8-K filed by the company on November 11, 2009, upon the closing of the sale of the $90 million of Preferred Stock, the Company received cash proceeds of approximately $85.0 million after giving effect to the conversion of the Note and after deducting the initial purchaser’s discounts and certain offering expenses and giving effect to the conversion of the subordinated note. A portion of proceeds were used to pay in full borrowings under the Credit Facility then outstanding of $66.8 million for a reduced amount equal to $43.4 million, with the balance of the proceeds to be used for working capital purposes.

The Certificate of Designations with respect to the Preferred Stock provides, among other things, that upon the closing of the Offering, each share of Preferred Stock is initially convertible, at the holder’s option, into the Company’s common stock, par value $.01 per share (the “Common Stock”) at a conversion rate of 31.322 shares of Common Stock for each share of Preferred Stock. If the Company’s Certificate of Incorporation is amended to increase the number of authorized shares (as more fully discussed in the immediately following paragraph), the Preferred Stock will be convertible, at the holder’s option, into Common Stock at a conversion rate of 60.606 shares of Common Stock for each share of Preferred Stock, which represents a conversion price of approximately $1.65 per share of Common Stock, and a 10.0% premium to the closing price of the Common Stock on October 22, 2009.

The Company has agreed to seek as soon as practicable the approval of the stockholders holding at least a majority of the shares of the Common Stock voting separately as a class, and a majority of all shares of the Company’s Common Stock entitled to vote as a single class, which includes the Common Stock issuable upon the conversion of the Preferred Stock, to amend the Company’s Certificate of Incorporation to increase the Company’s authorized capital stock to 220,000,000 shares of capital stock, 200,000,000 of which shall be Common Stock and 20,000,000 of which shall be preferred stock issuable in one or more series or classes, and to permit the election by the holders of the Preferred Stock of two (2) directors in the event that the Company is in arrears with respect to the Company’s Preferred Stock for six or more quarters. If such amendment is not effective prior to 120 days after the date the Company first issues the Preferred Stock, (i) holders of Preferred Stock may require the Company to repurchase all, or a specified whole number, of their Preferred Stock at a repurchase price equal to 110% of the sum of the initial liquidation preference plus accumulated but unpaid dividends, and (ii) the annual dividend rate with respect to the Preferred Stock will increase by two percent (2%); provided, however, holders of Preferred Stock who do not vote in favor of the amendment will not be able to exercise such repurchase right, or be entitled to such two percent (2%) dividend increase.

The terms of the Preferred Stock provide for cumulative dividends from and including the date of original issuance in the amount of $12.00 per share each year. Dividends on the Preferred Stock will be payable when, as and if declared, quarterly in arrears, on March 31, June 30, September 30 and December 31, beginning on December 31, 2009. In addition, in the event of any cash distribution to holders of the Common Stock, holders of Preferred Stock will be entitled to participate in such distribution as if such holders had converted their shares of Preferred Stock into Common Stock.

If the Company fails to pay the quarterly Preferred Stock dividend in full for two consecutive quarters, the dividend rate will automatically be increased by .50% of the initial liquidation preference per share per quarter (up to a maximum amount of increase of 2% of the initial liquidation preference per share) until cumulative dividends have been paid in full. In addition, subject to certain limitations, in the event the dividends on the Preferred Stock are in arrears for six or more quarters, whether or not consecutive, subject to the passage of the amendment to the Company’s Certificate of Incorporation discussed above, holders representing a majority of the shares of Preferred Stock voting together as a class with holders of any other class or series of preferred stock upon which like voting rights have been conferred and are exercisable will be entitled to nominate and vote for the election of two additional directors to serve on the board of directors until all unpaid dividends with respect to the Preferred Stock and any other class or series of preferred stock upon which like voting rights have been conferred or are exercisable have been paid or declared and a sum sufficient for payment has been set aside therefore.

GRUBB & ELLIS COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) — (Continued)

During the six month period following the closing of the Offering, if the Company issues any securities, other than certain permitted issuances, and the price per share of the Common Stock (or the equivalent for securities convertible into or exchangeable for Common Stock) is less than the then current conversion price of the Preferred Stock, the conversion price will be reduced pursuant to a weighted average anti-dilution formula.

Holders of Preferred Stock may require the Company to repurchase all, or a specified whole number, of their Preferred Stock upon the occurrence of a “Fundamental Change” (as defined in the Certificate of Designations) with respect to any Fundamental Change that occurs (i) prior to November 15, 2014, at a repurchase price equal to 110% of the sum of the initial liquidation preference plus accumulated but unpaid dividends, and (ii) from November 15, 2014 until prior to November 15, 2019, at a repurchase price equal to 100% of the sum of the initial liquidation preference plus accumulated but unpaid dividends. On or after November 15, 2014, the Company may, at its option, redeem the Preferred Stock, in whole or in part, by paying an amount equal to 110% of the sum of the initial liquidation preference per share plus any accrued and unpaid dividends to and including the date of redemption.

In the event of certain events that constitute a “Change in Control” (as defined in the Certificate of Designations) prior to November 15, 2014, the conversion rate of the Preferred Stock will be subject to increase. The amount of the increase in the applicable conversion rate, if any, will be based on the date in which the Change in Control becomes effective, the price to be paid per share with respect to the Common Stock and the transaction constituting the Change in Control.

The Company has entered into a registration rights agreement (the “Registration Rights Agreement”) with one of the lead investors (and its affiliates) with respect to the shares of Preferred Stock, and the Common Stock issuable upon the conversion of such Preferred Stock, that was acquired by such lead investor (and affiliates) in the Offering. No other purchasers of the Preferred Stock in the Offering will have the right to have their shares of Preferred Stock, or shares of Common Stock issuable upon conversion of such Preferred Stock, registered. In addition, subject to certain limitations, the lead investor who acquired the registration rights also has certain preemptive rights in the event the Company issues for cash consideration any Common Stock or any securities convertible into or exchangeable for Common Stock (or any rights, warrants or options to purchase any such Common Stock) during the six-month period subsequent to the closing of the Offering. Such preemptive right is intended to permit such lead investor to maintain its pro rata ownership of the Preferred Stock acquired in the Offering.

Holders of the Preferred Stock are entitled to voting rights equal to the number of shares of Common Stock into which the Preferred Stock is convertible, on an “as if” converted basis, except as otherwise provided by law. The holders of the Preferred Stock vote together with the holders of Common Stock as one class on all matters on which holders of Common Stock vote, and vote as a separate class with respect to certain matters.

Upon any liquidation, dissolution or winding up of the Company, holders of the Preferred Stock will be entitled, prior to any distribution to holders of any securities ranking junior to the Preferred Stock, including but not limited to the Common Stock, and on a pro rata basis with other preferred stock of equal ranking, a cash liquidation preference equal to the greater of (i) 110% of the sum of the initial liquidation preference per share plus accrued and unpaid dividends thereon, if any, from November 6, 2009, the date of the closing of the Offering, and (ii) an amount equal to the distribution amount each holder of Preferred Stock would have received had all shares of Preferred Stock been converted to Common Stock.

Pursuant to the overallotment option of up to 100,000 shares of Preferred Stock granted to the initial purchaser in the Company’s $90 million offering of Preferred Stock to various qualified institutional buyers and accredited investors, the Company effected the sale of a portion of the overallotment option on November 13, 2009 of an aggregate of 14,350 shares of Preferred Stock for net proceeds of approximately $1.4 million.

This Form 10-Q shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the Preferred Stock in any state in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

Item 2.	Management’s Discussion and Analysis of Financial Condition and Results of Operations.

Forward-Looking Statements

This Interim Report contains statements that are not historical facts and constitute projections, forecasts or forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The statements are not guarantees of performance. They involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company (as defined below) in future periods to be materially different from any future results, performance or achievements expressed or suggested by these statements. You can identify such statements by the fact that they do not relate strictly to historical or current facts. These statements use words such as “believe,” “expect,” “should,” “strive,” “plan,” “intend,” “estimate” and “anticipate” or similar expressions. When we discuss strategy or plans, we are making projections, forecasts or forward-looking statements. Actual results and stockholder’s value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions and real estate risks and financing risks and acts of terror or war. Many of the risks and factors that will determine these results and values are beyond the Company’s ability to control or predict. These statements are necessarily based upon various assumptions involving judgment with respect to the future. All such forward-looking statements speak only as of the date of this Report. The Company expressly disclaims any obligation or undertaking to release publicly any updates of revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Factors that could adversely affect the Company’s ability to obtain these results and value include, among other things: (i) the slowdown in the volume and the decline in the transaction values of sales and leasing transactions, (ii) the general economic downturn and recessionary pressures on business in general, (iii) a prolonged and pronounced recession in real estate markets and values, (iv) the unavailability of credit to finance real estate transactions in general, and the Company’s tenant-in-common programs in particular, (v) the reduction in borrowing capacity under the Company’s current credit facility, and the additional limitations with respect thereto, (vi) the continuing ability to make interest and principal payments with respect to the Company’s credit facility, (vii) an increase in expenses related to new initiatives, investments in people, technology, and service improvements, (viii) the success of current and new investment programs, (ix) the success of new initiatives and investments, (x) the inability to attain expected levels of revenue, performance, brand equity and expense synergies resulting from the merger of Grubb & Ellis Company and NNN Realty Advisors in general, and in the current macroeconomic and credit environment in particular, and (xi) other factors described in the Company’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2008, filed on June 1, 2009.

Overview and Background

The Company reports its revenue by three business segments in accordance with the provisions of the Segment Reporting Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“Codification”). Transaction Services, which comprises its real estate brokerage operations; Investment Management, which includes providing acquisition, financing and disposition services with respect to its investment programs, asset management services related to its programs, and dealer-manager services by its securities broker-dealer, which facilitates capital raising transactions for its TIC, REIT and other investment programs; and Management Services, which includes property management, corporate facilities management, project management, client accounting, business services and engineering services for unrelated third parties and the properties owned by the programs it sponsors. Additional information on these business segments can be found in Note 12 of Notes to Consolidated Financial Statements in Item 1 of this Report.

Critical Accounting Policies

A discussion of the Company’s critical accounting policies, which include principles of consolidation, revenue recognition, impairment of goodwill, deferred taxes, and insurance and claims reserves, can be found in its Annual Report on Form 10-K/A for the year ended December 31, 2008. There have been no material changes to these policies in 2009.

Recently Issued Accounting Pronouncements

The Company follows the requirements of the Fair Value Measurements and Disclosures Topic of the FASB Accounting Standards Codification. The Topic defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value instruments. In February 2008, the FASB amended the Topic to delay the effective date of the Fair Value Measurements and Disclosures for non-financial assets and non-financial liabilities, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis (that is, at least annually). There was no effect on the Company’s consolidated financial statements as a result of the adoption of the Topic as of January 1, 2008 as it relates to financial assets and financial liabilities. For items within its scope, the amended Fair Value Measurements and Disclosures Topic deferred the effective date of Fair Value Measurements and Disclosures to fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Company adopted the requirements of the Topic as it relates to non-financial assets and non-financial liabilities in the first quarter of 2009, which did not have a material impact on the consolidated financial statements.

In December 2007, the FASB issued an amendment to the requirements of the Business Combinations Topic. The amended Topic requires an acquiring entity to recognize all the assets acquired and liabilities assumed in a transaction at the acquisition-date fair value with limited exceptions. The Topic changed the accounting treatment and disclosure for certain specific items in a business combination. The Topic applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. The Company adopted the requirements of the Topic on a prospective basis on January 1, 2009. The adoption of the requirements of the Topic will materially affect the accounting for any future business combinations.

In March 2008, the FASB issued an amendment to the requirements of the Derivatives and Hedging Topic. The requirements of the amended Topic are intended to improve financial reporting of derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position, financial performance, and cash flows. The requirements of the amended Topic achieve these improvements by requiring disclosure of the fair values of derivative instruments and their gains and losses in a tabular format. It also provides more information about an entity’s liquidity by requiring disclosure of derivative features that are credit risk-related. Finally, it requires cross-referencing within footnotes to enable financial statement users to locate important information about derivative instruments. The requirements of the amended Topic became effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged. The Company adopted the requirements of the amended Topic in the first quarter of 2009. The adoption of the requirements of the amended Topic did not have a material impact on the consolidated financial statements.

In April 2008, the FASB issued an amendment to the requirements of Intangibles-Goodwill and Other Topic. The requirements of the amended Topic are intended to improve the consistency between the useful life of recognized intangible assets and the period of expected cash flows used to measure the fair value of the assets. The amendment changes the factors an entity should consider in developing renewal or extension assumptions in determining the useful life of recognized intangible assets. In addition the amended Topic requires disclosure of the entity’s accounting policy regarding costs incurred to renew or extend the term of recognized intangible assets, the weighted average period to the next renewal or extension, and the total amount of capitalized costs incurred to renew or extend the term of recognized intangible assets. The requirements of the amended Topic are effective for financial statements issued for fiscal years and interim periods beginning after December 15, 2008. The Company adopted the requirements of the amended Topic on January 1, 2009. The adoption of the requirements of the amended Topic did not have a material impact on the consolidated financial statements.

In June 2008, the FASB issued an amendment to the requirements of the Earnings Per Share Topic, which addresses whether instruments granted in share-based payment transactions are participating securities prior to vesting and, therefore, need to be included in the computation of earnings per share under the two-class method which apply to the Company because it grants instruments to employees in share-based payment transactions that meet the definition of participating securities, is effective retrospectively for financial statements issued for fiscal years and interim periods beginning after December 15, 2008. The Company adopted the requirements of the amended Topic in the first quarter of 2009. The adoption of the requirements of the amended Topic did not have a material impact on the consolidated financial statements.

In April 2009, the FASB issued an amendment to the requirements of the Financial Instruments Topic. The amended Topic relates to fair value disclosures for any financial instruments that are not currently reflected on the balance sheet at fair value. Prior to issuing the requirements of the amended Topic, fair values for these assets and liabilities were only disclosed once a year. The amended Topic now requires these disclosures on a quarterly basis, providing qualitative and quantitative information about fair value estimates for all those financial instruments not measured on the balance sheet at fair value. The adoption of the requirements of the amended Topic did not have a material impact on the consolidated financial statements.

The requirements of the Investments-Debt and Equity Securities Topic, is intended to bring greater consistency to the timing of impairment recognition, and provide greater clarity to investors about the credit and noncredit components of impaired debt securities that are not expected to be sold. The Topic also requires increased and more timely disclosures regarding expected cash flows, credit losses, and an aging of securities with unrealized losses. The adoption of the requirements of the Topic did not have a material impact on the consolidated financial statements.

In April 2009, the FASB issued an amendment to the requirements of the Fair Value Measurements and Disclosures Topic. The Topic relates to determining fair values when there is no active market or where the price inputs being used represent distressed sales. It states that the objective of fair value measurement is to reflect how much an asset would be sold for in an orderly transaction (as opposed to a distressed or forced transaction) at the date of the financial statements under current market conditions. Specifically, the requirements of the Topic reaffirms the need to use judgment to ascertain if a formerly active market has become inactive and in determining fair values when markets have become inactive. The adoption of the amended Topic did not have a material impact on the consolidated financial statements.

In April 2009, the FASB issued an amendment to the requirements of the Business Combinations Topic. The requirements of the Business Topic clarifies to address application issues on the accounting for contingencies in a business combination. The requirements of the amended Topic is effective for assets or liabilities arising from contingencies in business combinations acquired on or after January 1, 2009. The adoption of the requirements of the amended Topic did not have a material impact on the consolidated financial statements.

In June 2009, the FASB issued an amendment to the requirements of the Transfers and Servicing Topic, which addresses the effects of eliminating the qualifying SPE concept and redefines who the primary beneficiary is for purposes of determining which variable interest holder should consolidated the variable interest entity. The requirements of the amended Topic become effective for annual periods beginning after November 15, 2009. The Company is reviewing any impact this may have on the consolidated financial statements.

In June 2009, the FASB issued SFAS No. 168, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles — a Replacement of FASB Statement No. 162 (“SFAS No. 168”). SFAS No. 168 established that the FASB Accounting Standards Codification (“the Codification”) became the single official source of authoritative U.S. GAAP, other than guidance issued by the SEC. Following this statement, the FASB will not issue new standards in the form of Statements, Staff Positions or Emerging Issues Task Force Abstracts. Instead, the FASB will issue Accounting Standards Updates. All guidance contained in the Codification carries an equal level of authority. The GAAP hierarchy was modified to include only two levels of GAAP: authoritative and non-authoritative. All non-grandfathered, non-SEC accounting literature not included in the Codification became non-authoritative. The Codification, which changes the referencing of financial standards, became effective for interim and annual periods ending on or after September 15, 2009. The adoption of SFAS No. 168 did have a material impact on the consolidated financial statements.

The Company has adopted the requirements of the Subsequent Events Topic effective beginning with the quarter ended September 30, 2009 and has evaluated for disclosure subsequent events that have occurred up through November 13, 2009, the date of issuance of these financial statements.

RESULTS OF OPERATIONS

Overview

The Company reported revenue of approximately $136.1 million for the three months ended September 30, 2009, compared with revenue of $153.2 million for the same period in 2008. The decrease was primarily the result of decreases in Transaction Services and Investment Management revenue of $11.2 million and $9.3 million, respectively, partially offset by increases in Management Services revenue of $4.0 million.

The net loss attributable to Grubb & Ellis Company for the third quarter of 2009 was $21.4 million, or $0.34 per diluted share, and includes a non-cash charge of $2.4 million for real estate related impairments and a $7.2 million charge, which includes an allowance for bad debt and write-offs of related party receivables and advances. In addition, the three month results included approximately $2.6 million of stock-based compensation and $1.9 million for amortization of other identified intangible assets.

The Company reported revenue of approximately $385.1 million for the nine months ended September 30, 2009, compared with revenue of $468.8 million for the same period in 2008. The decrease was primarily the result of decreases in Transaction Services and Investment Management revenue of $54.4 million and $40.6 million, respectively, partially offset by increases in Management Services revenue of $13.8 million.

The net loss attributable to Grubb & Ellis Company for the first nine months of 2009 was $95.7 million, or $1.51 per diluted share, and includes a non-cash charge of $16.6 million for real estate related impairments and a $21.6 million charge, which includes an allowance for bad debt and write-offs of related party receivables and advances. In addition, the nine month results included approximately $8.7 million of stock-based compensation and $5.7 million for amortization of other identified intangible assets.

Three Months Ended September 30, 2009 Compared to Three Months Ended September 30, 2008

The following summarizes comparative results of operations for the periods indicated.

	Three Months Ended
	September 30,		Change
	2009	2008	$	%
	(In thousands)

Revenue
Management services	$67,456	$63,479	$3,977	6.3%
Transaction services	46,321	57,502	(11,181)	(19.4)
Investment management	14,829	24,116	(9,287)	(38.5)
Rental related	7,498	8,119	(621)	(7.6)

Total revenue	136,104	153,216	(17,112)	(11.2)

Operating Expense
Compensation costs	116,339	120,765	(4,426)	(3.7)
General and administrative	24,531	40,258	(15,727)	(39.1)
Depreciation and amortization	3,504	4,884	(1,380)	(28.3)
Rental related	4,961	4,337	624	14.4
Interest	3,741	2,947	794	26.9
Merger related costs	933	2,657	(1,724)	(64.9)
Real estate related impairments	2,393	34,778	(32,385)	(93.1)
Goodwill and intangible assets impairment	583	—	583	100.0

Total operating expense	156,985	210,626	(53,641)	(25.5)

Operating Loss	(20,881)	(57,410)	36,529	63.6

	Three Months Ended
	September 30,		Change
	2009	2008	$	%
	(In thousands)

Other (Expense) Income
Equity in losses of unconsolidated entities	(224)	(5,859)	5,635	96.2
Interest income	188	234	(46)	(19.7)
Other income (loss)	272	(508)	780	153.5

Total other income (expense)	236	(6,133)	6,369	103.8

Loss from continuing operations before income tax (provision) benefit	(20,645)	(63,543)	42,898	67.5
Income tax (provision) benefit	(277)	15,943	(16,220)	(101.7)

Loss from continuing operations	(20,922)	(47,600)	26,678	56.0

Discontinued Operations
Gain (loss) from discontinued operations, net of taxes	(535)	(14,941)	14,406	96.4
(Loss) gain on disposal of discontinued operations, net of taxes	—	(185)	185	100.0

Total loss from discontinued operations	(535)	(15,126)	14,591	96.5

Net loss	(21,457)	(62,726)	41,269	65.8
Net (loss) income from noncontrolling interests	(98)	(6,444)	6,346	98.5

Net loss attributable to Grubb & Ellis Company	$(21,359)	$(56,282)	$34,923	62.1%

Revenue

Transaction and Management Services Revenue

The Company earns revenue from the delivery of transaction and management services to the commercial real estate industry. Transaction fees include commissions from leasing, acquisition and disposition, and agency leasing assignments as well as fees from appraisal and consulting services. Management fees, which include reimbursed salaries, wages and benefits, comprise the remainder of the Company’s services revenue, and include fees related to both property and facilities management outsourcing as well as project management and business services. The Company has typically experienced its lowest quarterly revenue from transaction services in the quarter ending March 31 of each year with higher and more consistent revenue in the quarters ending June 30 and September 30. The quarter ending December 31 has historically provided the highest quarterly level of revenue due to increased activity caused by the desire of clients to complete transactions by calendar year-end. As of September 30, 2009, the Company managed approximately 242.9 million square feet of property compared to 226.5 million square feet for the same period in 2008.

Management Services revenue increased $4.0 million or 6.3% to $67.5 million for the three months ended September 30, 2009 which reflects an increase in square feet under management of 15.3 million or 7.4% to 221.2 million total square feet under management as of September 30, 2009. Management Services revenue, which is primarily property management fees and reimbursable salaries, also includes property management fee revenue of approximately $1.6 million and $1.9 million for the three months ended September 30, 2009 and 2008, respectively, from the management of a significant portion of GERI’s captive property portfolio by Grubb & Ellis Managements Services.

Transaction Services revenue decreased $11.2 million or 19.4% to $46.3 million for the three months ended September 30, 2009. Transaction Services revenue primarily includes brokerage commission, valuation and consulting revenue. The Company’s Transaction Services business was negatively impacted by the current economic environment, which has reduced commercial real estate transaction velocity, particularly investment sales.

Investment Management Revenue

Investment Management revenue decreased $9.3 million or 38.5% to $14.8 million for the three months ended September 30, 2009. Investment Management revenue reflects revenue generated through the fee structure of the various investment products which included acquisition, loan and disposition fees of approximately $4.5 million and captive management fees of $7.9 million. Key drivers of this business are the dollar value of equity raised, the amount of transactions that are generated in the investment product platforms and the amount of assets under management.

In total, $112.0 million in equity was raised for the Company’s investment programs for the three months ended September 30, 2009, compared with $245.0 million in the same period in 2008. The decrease was driven by a decrease in TIC equity raised and by a decrease in equity raised by the Company’s public non-traded REITs. During the three months ended September 30, 2009, the Company’s public non-traded REIT programs raised $111.5 million, a decrease of 39.2% from the $183.3 million equity raised in the same period in 2008. The Company’s TIC 1031 exchange programs raised $500,000 in equity during the third quarter of 2009, compared with $46.2 million in the same period in 2008. The decrease in TIC equity raised for the three months ended September 30, 2009 reflects the continued decline in current market conditions. The decrease in equity raised by the Company’s public non-traded REITs is a result of the transition to the Company’s Healthcare REIT II program which commenced September 21, 2009.

Acquisition and loan fees decreased approximately $1.8 million, or 28.9%, to approximately $4.5 million for the three months ended September 30, 2009, compared to approximately $6.3 million for the same period in 2008. The quarter-over-quarter decrease in acquisition fees was primarily attributed a decrease of $2.3 million in fees from the TIC programs partially offset by a small increase in fees earned from the Company’s non-traded REIT programs. During the three months ended September 30, 2009, the Company acquired one property on behalf of its sponsored programs for an approximate aggregate total of $162.8 million, compared to six properties for an approximate aggregate total of $209.9 million during the same period in 2008.

Disposition fees decreased approximately $502,000, or 100%, to zero for the three months ended September 30, 2009, compared to approximately $502,000 for the same period in 2008. Offsetting the disposition fees during the three months ended September 30, 2008 was approximately $193,000 of amortization of identified intangible contract rights associated with the acquisition of Triple Net Properties Realty, Inc. (“Realty”) as they represent the right to future disposition fees of a portfolio of real properties under contract. No amortization of identified intangible contract rights was recorded for the three months ended September 30, 2009 because no disposition fees were recorded.

Captive management decreased approximately $2.0 million or 19.8% to $7.9 million for the three months ended September 30, 2009 which primarily reflects an increase in the deferral of fees.

Rental Revenue

Rental revenue includes pass-through revenue for the master lease accommodations related to the Company’s TIC programs. Rental revenue also includes revenue from two properties held for investment.

Operating Expense Overview

The Company’s operating expenses decreased approximately $53.6 million, or 25.5%, to $157.0 million for the three months ended September 30, 2009, compared to approximately $210.6 million for the same period in 2008. This decrease reflects decreases in compensation costs from lower commissions paid and synergies created as a result of the Merger of $4.4 million and decreases of merger related costs of $1.7 million and general and administrative expense of $15.7 million. The Company recognized real estate impairments of $2.4 million during the three months ended September 30, 2009, a decrease of $32.4 million over the same period last year. Partially offsetting the overall decrease was an increase in interest expense of $794,000 for the three months ended September 30, 2009.

Compensation Costs

Compensation costs decreased approximately $4.4 million, or 3.7%, to $116.3 million for the three months ended September 30, 2009, compared to approximately $120.8 million for the same period in 2008 due to a decrease in commissions paid of approximately $7.6 million related to the Transactions Services portfolio as a result of decrease in activity and a decrease of approximately $1.3 million primarily related to the Investment Management business as a result of a reduction in headcount and decreases in salaries partially offset by an increase of $4.5 million as a result of an increase in reimbursable salaries, wages and benefits due to the growth in the Management Services portfolio.

General and Administrative

General and administrative expense decreased approximately $15.7 million, or 39.1%, to $24.5 million for the three months ended September 30, 2009, compared to approximately $40.3 million for the same period in 2008 due to a decrease of approximately $10.2 million in bad debt and related charges along with various decreases related to management’s cost saving efforts.

General and administrative expense was 18.0% of total revenue for the three months ended September 30, 2009, compared with 26.3% for the same period in 2008.

Depreciation and Amortization

Depreciation and amortization expense decreased approximately $1.4 million, or 28.3%, to $3.5 million for the three months ended September 30, 2009, compared to approximately $4.9 million for the same period in 2008 due to a decrease in depreciation and amortization of approximately $1.5 million related to one of the two properties held for investment as of September 30, 2009. Included in depreciation and amortization expense was $796,000 for amortization of other identified intangible assets.

Rental Expense

Rental expense includes pass-through expenses for master lease accommodations related to the Company’s TIC programs. Rental expense also includes expense from two properties held for investment.

Interest Expense

Interest expense increased approximately $794,000, or 26.9%, to $3.7 million for the three months ended September 30, 2009, compared to $2.9 million for the same period in 2008. The increase in interest expense is primarily due to an increase in the interest rate on the Credit Facility as a result of the 3rd amendment to the Credit Facility whereby the rate increased to LIBOR plus 800 basis points from LIBOR plus 300 basis points.

Real Estate Related Impairments

The Company recognized impairment charges of approximately $2.4 million during the three months ended September 30, 2009 related to certain unconsolidated real estate investments. These impairment charges were recognized as an other contingent liability related to commitments associated with certain of the Company’s TIC programs. The Company recognized an impairment charge of approximately $34.8 million during the three months ended September 30, 2008. The impairment charge was recognized against the carrying value of the investments as of September 30, 2008.

Discontinued Operations

In accordance with the requirements of the Property, Plant, and Equipment Topic, for the three months ended September 30, 2009 and 2008, discontinued operations included the results of operations of two properties and one limited liability company (“LLC”) entity classified as held for sale as of September 30, 2009.

Income Tax

The Company recognized a tax expense of approximately $277,000, net of an $8.3 million valuation allowance for the three months ended September 30, 2009, compared to a tax benefit of $15.9 million for the same period in 2008. The net $16.2 million increase in tax expense reflects the valuation allowance recorded in the current year period compared to tax benefits from the impairment of real estate held for investment recorded in the prior year period, three months ended September 30, 2008.

Net Loss Attributable to Grubb & Ellis Company

As a result of the above items, the Company recognized a net loss of $21.4 million, or $0.34 per diluted share for the three months ended September 30, 2009, compared to a net loss of $56.3 million, or $0.88 per diluted share, for the same period in 2008.

Nine Months Ended September 30, 2009 Compared to Nine Months Ended September 30, 2008

The following summarizes comparative results of operations for the periods indicated.

	Nine Months Ended
	September 30,		Change
	2009	2008	$	%
	(In thousands)

Revenue
Management services	$199,636	$185,855	$13,781	7.4%
Transaction services	118,793	173,191	(54,398)	(31.4)
Investment management	43,912	84,480	(40,568)	(48.0)
Rental related	22,754	25,302	(2,548)	(10.1)

Total revenue	385,095	468,828	(83,733)	(17.9)

Operating Expense
Compensation costs	342,072	365,488	(23,416)	(6.4)
General and administrative	82,868	84,387	(1,519)	(1.8)
Depreciation and amortization	8,368	13,692	(5,324)	(38.9)
Rental related	16,159	15,384	775	5.0
Interest	12,490	9,928	2,562	25.8
Merger related costs	933	10,217	(9,284)	(90.9)
Real estate related impairments	16,615	34,778	(18,163)	(52.2)
Goodwill and intangible assets impairment	583	—	583	100.0

Total operating expense	480,088	533,874	(53,786)	(10.1)

Operating Loss	(94,993)	(65,046)	(29,947)	(46.0)

Other (Expense) Income
Equity in losses of unconsolidated entities	(1,635)	(10,602)	8,967	84.6
Interest income	472	757	(285)	(37.6)
Other income (loss)	394	(3,801)	4,195	110.4

Total other income (expense)	(769)	(13,646)	12,877	94.4

Loss from continuing operations before income tax (provision) benefit	(95,762)	(78,692)	(17,070)	(21.7)
Income tax (provision) benefit	(587)	23,124	(23,711)	(102.5)

Loss from continuing operations	(96,349)	(55,568)	(40,781)	(73.4)

	Nine Months Ended
	September 30,		Change
	2009	2008	$	%
	(In thousands)

Discontinued Operations
Gain (loss) from discontinued operations, net of taxes	(379)	(18,871)	18,492	98.0
(Loss) gain on disposal of discontinued operations, net of taxes	(626)	181	(807)	(445.9)

Total loss from discontinued operations	(1,005)	(18,690)	17,685	94.6

Net loss	(97,354)	(74,258)	(23,096)	(31.1)
Net (loss) income from noncontrolling interests	(1,686)	(6,298)	4,612	73.2

Net loss attributable to Grubb & Ellis Company	$(95,668)	$(67,960)	$(27,708)	(40.8)%

Revenue

Transaction and Management Services Revenue

Management Services revenue increased $13.8 million or 7.4% to $199.6 million for the nine months ended September 30, 2009 which reflects an increase in square feet under management of 15.3 million or 7.4% to 221.2 million total square feet under management as of September 30, 2009. Management Services revenue, which is primarily property management fees and reimbursable salaries, also includes property management fee revenue of approximately $5.2 million and $5.6 million for the nine months ended September 30, 2009 and 2008, respectively, from the management of a significant portion of GERI’s captive property portfolio by Grubb & Ellis Managements Services.

Transaction Services revenue decreased $54.4 million or 31.4% to $118.8 million for the nine months ended September 30, 2009. Transaction Services revenue primarily includes brokerage commission, valuation and consulting revenue. The Company’s Transaction Services business was negatively impacted by the current economic environment, which has reduced commercial real estate transaction velocity, particularly investment sales.

Investment Management Revenue

Investment Management revenue decreased $40.6 million or 48.0% to $43.9 million for the nine months ended September 30, 2009. Investment Management revenue reflects revenue generated through the fee structure of the various investment products which included acquisition, loan and disposition fees of approximately $7.5 million and captive management fees of $24.9 million. These fees include acquisition, disposition, financing, and property and asset management. Key drivers of this business are the dollar value of equity raised, the amount of transactions that are generated in the investment product platforms and the amount of assets under management.

In total, $533.0 million in equity was raised for the Company’s investment programs for the nine months ended September 30, 2009, compared with $760.5 million in the same period in 2008. The decrease was driven by a decrease in TIC equity raised and private client wealth management, partially offset by an increase in equity raised by the Company’s public non-traded REITs. During the nine months ended September 30, 2009, the Company’s public non-traded REIT programs raised $518.0 million, an increase of 30.8% from the $396.1 million equity raised in the same period in 2008. The Company’s TIC 1031 exchange programs raised $13.0 million in equity during the nine months ended September 30, 2009, compared with $152.9 million in the same period in 2008. The decrease in TIC equity raised for the nine months ended September 30, 2009 reflects the continued decline in current market conditions.

Acquisition and loan fees decreased approximately $23.1 million, or 75.5%, to approximately $7.5 million for the nine months ended September 30, 2009, compared to approximately $30.5 million for the same period in 2008. The decrease in acquisition fees was primarily attributed to a decrease of $12.2 million in fees earned from the Company’s non-traded REIT programs, a decrease in fees from the Private Client Management platform, formerly known as Wealth Management, of $4.4 million, and a decrease of $6.5 million in fees from the TIC programs. During the nine months ended September 30, 2009, the Company acquired 6 properties on behalf of its sponsored programs for an approximate aggregate total of $240.3 million, compared to 46 properties for an approximate aggregate total of $1.0 billion during the same period in 2008.

Disposition fees decreased approximately $4.6 million, or 100%, to zero for the nine months ended September 30, 2009, compared to approximately $4.6 million for the same period in 2008. Offsetting the disposition fees during the nine months ended September 30, 2008 was approximately $1.2 million of amortization of identified intangible contract rights associated with the acquisition of Realty as they represent the right to future disposition fees of a portfolio of real properties under contract. No amortization of identified intangible contract rights was recorded for the nine months ended September 30, 2009 because no disposition fees were recorded.

Captive management decreased approximately $3.5 million or 12.4% to $24.9 million for the nine months ended September 30, 2009 which primarily reflects an increase in the deferral of fees.

Rental Revenue

Rental revenue includes pass-through revenue for the master lease accommodations related to the Company’s TIC programs. Rental revenue also includes revenue from two properties held for investment.

Operating Expense Overview

The Company’s operating expense of $480.1 million for the nine months ended September 30, 2009 a decrease of $53.8 million compared to the same period in 2008. The Company recognized real estate impairments of $16.6 million during the nine months ended September 30, 2009, a decrease of $18.2 million compared to real estate impairments of $34.8 million in the same period of 2008. In addition, compensation costs decreased $23.4 million due to lower commissions paid and synergies created as a result of the Merger and merger related costs decreased $9.3 million. Depreciation and amortization expense decreased $5.3 million when compared to the prior period primarily due to depreciation charges related to two properties held for investment in 2008 and 2009. Partially offsetting the overall decrease was an increase in interest expense of $2.6 million for the nine months ended September 30, 2009.

Compensation Costs

Compensation costs decreased approximately $23.4 million, or 6.4%, to $342.1 million for the nine months ended September 30, 2009, compared to approximately $365.5 million for the same period in 2008 due to a decrease in commissions paid of approximately $32.6 million related to the Transactions Services portfolio as a result of decrease in activity and a decrease of approximately $5.1 million primarily related to the Investment Management business as a result of a reduction in headcount and decreases in salaries partially offset by an increase of $14.3 million as a result of an increase in reimbursable salaries, wages and benefits due to the growth in the Management Services portfolio.

General and Administrative

General and administrative expense decreased approximately $1.5 million, or 1.8%, to $82.9 million for the nine months ended September 30, 2009, compared to approximately $84.4 million for the same period in 2008. The decrease reflects an increase of approximately $5.1 million in bad debt expense which is offset by decreases in items related to management’s cost saving efforts.

General and administrative expense was 21.5% of total revenue for the nine months ended September 30, 2009, compared with 18.0% for the same period in 2008.

Depreciation and Amortization

Depreciation and amortization expense decreased approximately $5.3 million, or 38.9%, to $8.4 million for the nine months ended September 30, 2009, compared to approximately $13.7 million for the same period in 2008. The decrease is primarily due to two properties the Company held for investment as of September 30, 2009. One of these properties was held for sale through June 30, 2009 and the other was held for sale through September 30, 2009. In accordance with the provisions of Property, Plant, and Equipment Topic, management determined that the carrying value of each property, before each property was classified as held for investment (adjusted for any depreciation and amortization expense and impairment losses that would have been recognized had the asset been continuously classified as held for investment) was greater than the carrying value net of selling costs, of the property at the date of the subsequent decision not to sell. Therefore, the Company made no additional adjustments to the carrying value of the asset as of September 30, 2009 and no depreciation expense was recorded during the period each property was held for sale. Included in depreciation and amortization expense was $2.4 million for amortization of other identified intangible assets.

Rental Expense

Rental expense includes pass-through expenses for master lease accommodations related to the Company’s TIC programs. Rental expense also includes expense from two properties held for investment.

Interest Expense

Interest expense increased approximately $2.6 million, or 25.8%, to $12.5 million for the nine months ended September 30, 2009, compared to $9.9 million for the same period in 2008. The increase in interest expense includes $1.5 million related to the reimbursement of mezzanine interest costs on certain TIC programs. In addition, interest costs related to the Credit Facility reflect an increase of $483,000 due to additional borrowings, an increase in the interest rate to LIBOR plus 800 basis points from LIBOR plus 300 basis points as a result of the 3rd amendment to the Credit Facility and an increase of $368,000 related to the write off of loan fees related to the Credit Facility.

Real Estate Related Impairments

The Company recognized impairment charges of approximately $16.6 million during the nine months ended September 30, 2009, which includes $9.8 million related to certain unconsolidated real estate investments and $6.8 million related to property held for investment as of September 30, 2009. Impairment charges of $10.2 million were recognized against the carrying value of the investments and charges of $6.4 million were recorded as an other contingent liability related to commitments associated with certain of the Company’s TIC programs during the nine months ended September 30, 2009. In addition, the Company recognized approximately $1.8 million related to two properties sold during the nine months ended September 30, 2009, for which the net income (loss) of the properties are classified as discontinued operations. See Discontinued Operations discussion below. The Company recognized an impairment charge of approximately $34.8 million during the nine months ended September 30, 2008. The impairment charge was recognized against the carrying value of the investments as of September 30, 2008.

Discontinued Operations

In accordance with the requirements of the Property, Plant, and Equipment Topic, for the nine months ended September 30, 2009 and 2008, discontinued operations included the results of operations of four properties and one limited liability company (“LLC”) entity classified as held for sale during the period. The net loss of $1.0 million during the nine months ended September 30, 2009 includes approximately $626,000 in loss on sale, net of taxes, related to the sale of the Danbury Property on June 3, 2009 and $1.8 million of real estate related impairments.

Income Tax

The Company recognized a tax expense of approximately $587,000 for the nine months ended September 30, 2009, compared to a tax benefit of $23.1 million for the same period in 2008. The net $23.7 million increase in tax expense was primarily a result of the $36.4 million valuation allowance recorded against continuing operations to offset tax benefits from the impairment of real estate held for sale recorded in discontinued operations during the nine months ended September 30, 2009 as compared to the same period in 2008. For the nine months ended September 30, 2009 and September 30, 2008, the reported effective income tax rates were (0.613%) and 29.39%, respectively. The change in the effective tax rate is primarily due to the impact of the $36.4 million valuation allowance. (See Note 19 of Notes to Consolidated Financial Statements in Item 1 of this Report for additional information.)

Net Loss Attributable to Grubb & Ellis Company

As a result of the above items, the Company recognized a net loss of $95.7 million, or $1.51 per diluted share, for the nine months ended September 30, 2009, compared to a net loss of $68.0 million, or $1.07 per diluted share, for the same period in 2008.

Liquidity and Capital Resources

As of September 30, 2009, cash and cash equivalents decreased by approximately $23.5 million, from a cash balance of $33.0 million as of December 31, 2008. The Company’s operating activities used net cash of $29.1 million, reflecting decreased in accounts receivable and prepaid assets of $17.2 million and payments of net operating liabilities totaling $6.5 million. Other operating activities used net cash totaling $39.8 million. Investing activities provided net cash of $81.2 million primarily as a result of the sale of two properties during the nine months ended September 30, 2009. Financing activities used net cash of $75.7 million primarily from principal repayments on notes payable of $79.2 million primarily related to two properties sold during the nine months ended September 30, 2009 offset by net contributions from noncontrolling interests of $4.1 million. The Company believes that it will have sufficient capital resources to satisfy its liquidity needs over the next twelve-month period. The Company expects to meet its long-term liquidity needs, which may include principal repayments of debt obligations, investments in various real estate investor programs and institutional funds and capital expenditures, through current and retained cash flow earnings, the sale of real estate properties, additional long-term secured and unsecured borrowings and proceeds from the potential issuance of debt or equity securities and the potential sale of other assets. As of September 30, 2009, the Company had $63.0 million outstanding under the Credit Facility.

On December 7, 2007, the Company entered into a $75.0 million credit agreement by and among the Company, the guarantors named therein, and the financial institutions defined therein as lender parties, with Deutsche Bank Trust Company Americas, as lender and administrative agent (the “Credit Facility”). The Company was restricted to solely use the line of credit for investments, acquisitions, working capital, equity interest repurchase or exchange, and other general corporate purposes. The line bore interest at either the prime rate or LIBOR based rates, as the Company may choose on each of its borrowings, plus an applicable margin ranging from 1.50% to 2.50% based on the Company’s Debt/Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) ratio as defined in the credit agreement.

On August 5, 2008, the Company entered into the First Letter Amendment to its Credit Facility. The First Letter Amendment, among other things, provided the Company with an extension from September 30, 2008 to March 31, 2009 to dispose of the three real estate assets that the Company had previously acquired on behalf of GERA. Additionally, the First Letter Amendment also, among other things, modified select debt and financial covenants in order to provide greater flexibility to facilitate the Company’s TIC Programs.

On November 4, 2008, the Company amended its Credit Agreement (the “Second Letter Amendment”). The effective date of the Second Letter Amendment is September 30, 2008. (Certain capitalized terms set forth below that are not otherwise defined herein have the meaning ascribed to them in the Credit Facility, as amended.

The Second Letter Amendment, among other things, a) reduced the amount available under the Credit Facility from $75.0 million to $50.0 million by providing that no advances or letters of credit shall be made available to the Company after September 30, 2008 until such time as borrowings have been reduced to less than $50.0 million; b) provided that 100% of any net cash proceeds from the sale of certain real estate assets required to be sold by the Company shall permanently reduce the Revolving Credit Commitments, provided that the Revolving Credit Commitments shall not be reduced to less than $50.0 million by reason of the operation of such asset sales; and c) modified the interest rate incurred on borrowings by increasing the applicable margins by 100 basis points and by providing for an interest rate floor for any prime rate related borrowings.

Additionally, the Second Letter Amendment, among other things, modified restrictions on guarantees of primary obligations from $125.0 million to $50.0 million, modified select financial covenants to reflect the impact of the current economic environment on the Company’s financial performance, amended certain restrictions on payments by deleting any dividend/share repurchase limitations and modified the reporting requirements of the Company with respect to real property owned or held.

As of September 30, 2008, the Company was not in compliance with certain of its financial covenants related to EBITDA. As a result, part of the Second Letter Amendment included a provision to modify selected covenants. The Company was not in compliance with certain debt covenants as of March 31, 2009, all of which were effectively cured as of such date by the Third Amendment to the Credit Facility described below. As a consequence of the foregoing, and certain provisions of the Third Amendment, the $63.0 million outstanding under the Credit Facility has been classified as a current liability as of September 30, 2009.

On May 20, 2009, the Company further amended its Credit Facility by entering into the Third Amendment. The Third Amendment, among other things, bifurcated the existing credit facility into two revolving credit facilities, (i) a $38,000,000 Revolving Credit A Facility which was deemed fully funded as of the date of the Third Amendment, and (ii) a $29,289,245 Revolving Credit B Facility, comprised of revolving credit advances in the aggregate of $25,000,000 which were deemed fully funded as of the date of the Third Amendment and letters of credit advances in the aggregate amount of $4,289,245 which are issued and outstanding as of the date of the Third Amendment. The Third Amendment required the Company to draw down $4,289,245 under the Revolving Credit B Facility on the date of the Third Amendment and deposit such funds in a cash collateral account to cash collateralize outstanding letters of credit under the Credit Facility and eliminated the swingline features of the Credit Facility and the Company’s ability to cause the lenders to issue any additional letters of credit. In addition, the Third Amendment also changes the termination date of the Credit Facility from December 7, 2010 to March 31, 2010 and modified the interest rate incurred on borrowings by initially increasing the applicable margin by 450 basis points (or to 7.00% on prime rate loans and 8.00% on LIBOR based loans).

The Third Amendment also eliminated specific financial covenants, and in its place, the Company was required to comply with the approved budget, that has been agreed to by the Company and the lenders, subject to agreed upon variances. The approved budget related solely to the 2009 fiscal year (the “Budget”). The Budget was the Company’s operating cash flow budget, and encompassed all aspects of typical operating cash flows including revenues, fees and expenses, and such working capital components as receivables and accounts payables, taxes, debt service and any other identifiable cash flow items. Pursuant to the Budget, the Company was required to stay within certain variance parameters with respect to cumulative cash flow for the remainder of the 2009 year to remain in compliance with the Credit Facility. The Company was also required under the Third Amendment to effect the Recapitalization Plan, on or before September 30, 2009 and in connection therewith to effect the Partial Prepayment of the Revolving A Credit Facility. In the event the Company failed to effect the Recapitalization Plan and in connection therewith to reduce the Revolving Credit A Credit Facility by the Partial Prepayment amount, the (i) lenders would have had the right commencing on October 1, 2009, to exercise the Warrants, for nominal consideration, to purchase common stock of the Company equal to 15% of the common stock of the Company on a fully diluted basis as of such date, subject to adjustment, (ii) the applicable margin automatically increased to 11% on prime rate loans and increased to 12% on LIBOR based loans, (iii) the Company was required to amortize an aggregate of $10 million of the Revolving Credit A Facility in three (3) equal installments on the first business day of each of the last three (3) months of 2009, (iv) the Company was obligated to submit a revised budget by October 1, 2009, (v) the Credit Facility would have terminated on January 15, 2010, and (vi) no further advances were available to be drawn under the Credit Facility.

In the event the Company effected the Recapitalization Plan and the Partial Prepayment amount on or prior to September 30, 2009, the Warrants would have automatically expired and not become exercisable, the applicable margin would have automatically been reduced to 3% on prime rate loans and 4% on LIBOR based loans and the Company had the right, subject to the requisite approval of the lenders, to seek an extension to extend the term of the Credit Facility to January 5, 2011, provided the Company also paid a fee of .25% of the then outstanding commitments under the Credit Facility. The Company calculated the initial fair value of the Warrants to be $534,000 and has recorded such amount in stockholders’ equity with a corresponding debt discount to the line of credit balance. Such debt discount amount will be amortized into interest expense over the remaining term of the Credit Facility. As of September 30, 2009, the net debt discount balance was $291,000 and is included in the current portion of line of credit in the accompanying consolidated balance sheet.

As a result of the Third Amendment the Company was required to prepay Revolving Credit A Advances (and to the extent the Revolving Credit A Facility shall be reduced to zero, prepay outstanding Revolving Credit B Advances) in an amount equal to 100% (or, after the Revolving Credit A Advances are reduced by at least the Partial Prepayment amount, in an amount equal to 50%) of Net Cash Proceeds (as defined in the Credit Agreement) from:

•	assets sales,

•	conversions of Investments (as defined in the Credit Agreement),

•	the refund of any taxes or the sale of equity interests by the Company or its subsidiaries,

•	the issuance of debt securities, or

•	any other transaction or event occurring outside the ordinary course of business of the Company or its subsidiaries;

provided, however, that (a) the Net Cash Proceeds received from the sale of the certain real property assets shall be used to prepay outstanding Revolving Credit B Advances and to the extent Revolving Credit B Advances shall be reduced to zero, to prepay outstanding Revolving Credit A Advances, (b) the Company shall prepay outstanding Revolving Credit B Advances in an amount equal to 100% of the Net Cash Proceeds from the sale of the Danbury Property unless the Company is then not in compliance with the Recapitalization Plan in which event Revolving Credit A Advances shall be prepaid first and (c) the Company’s 2008 tax refund was used to prepay outstanding Revolving Credit B Advances upon the closing of the Third Amendment.

The Third Amendment required the Company to use its commercially reasonable best efforts to sell four other commercial properties, including the two remaining GERA Properties, by September 30, 2009. The Company’s Line of Credit is secured by substantially all of the assets of the Company.

On September 30, 2009, the Company further amended its Credit Facility by entering into the First Credit Facility Letter Amendment. The First Credit Facility Letter Amendment, among other things, modified and provided the Company an extension from September 30, 2009 to November 30, 2009 (the “Extension”) to (i) effect its Recapitalization Plan and in connection therewith to effect a prepayment of at least seventy two (72%) percent of the Revolving Credit A Advances (as defined in the Credit Facility), and (ii) sell four commercial properties, including the two real estate assets the Company had previously acquired on behalf of Grubb & Ellis Realty Advisors, Inc.

The First Credit Facility Letter Amendment also granted the Company a one-time right, exercisable by November 30, 2009, to prepay the Credit Facility in full for a reduced principal amount equal to approximately 65% of the aggregate principal amount of the Credit Facility then outstanding (the “Discount Prepayment Option”).

In connection with the Extension, the warrant agreement was also amended to extend from October 1, 2009 to December 1, 2009, the time when the Warrants are first exercisable by its holders.

The First Credit Facility Letter Amendment also granted a one-time waiver from the covenant requiring all proceeds of sales of equity or debt securities to be applied to pay down the Credit Facility to facilitate the sale by the Company to an affiliate of the Company’s largest stockholder and Chairman of the Board of Directors of the Company, $5.0 million of subordinated debt or equity securities of the Company (the “Permitted Placement”) so long as (i) the Permitted Placement is junior, subject and subordinate to the Credit Facility, (ii) the net proceeds of the Permitted Placement are placed into an account with the lender, (iii) the disbursement of the funds in such account is in accordance with the approved budget that has been agreed to by the Company and the ledners, (iv) that the lenders be granted a security interest in the net proceeds of the Permitted Placement, and (v) the Permitted Placement is otherwise satisfactory to the Lenders. In addition, if the Permitted Placement is in the form of subordinated debt, the Company and the entity making the $5.0 million loan are required to enter into a subordination agreement with the lenders.

Finally, the First Credit Facility Letter Amendment also provided that $4.3 million that was deposited in a cash collateral account to cash collateralize outstanding letters of credit under the Credit Facility would instead be used to pay down the Credit Facility.

The Company’s Credit Facility is secured by substantially all of the Company’s assets. The outstanding balance on the Credit Facility was $63.0 million as of September 30, 2009 and December 31, 2008 and carried a weighted average interest rate of 8.37% and 4.51%, respectively.

On November 6, 2009, a portion of proceeds from the offering of preferred stock (see Note 20) were used to pay in full borrowings under the Credit Facility then outstanding of $66.8 million for a reduced amount equal to $43.4 million and the Credit Facility was terminated.

In connection with the Merger, the Company announced its intention to pay a $0.41 per share dividend per annum, which equates to approximately $26.5 million on an annual basis. The Company declared and paid such dividends for holders of records at the end of each of the first and second calendar quarters of 2008. On July 11, 2008, the Company’s Board of Directors approved the suspension of future dividend payments. In addition, the Board of Directors approved a share repurchase program under which the Company may repurchase up to $25 million of its common stock through the end of 2009. The Company did not repurchase any shares of its common stock during the nine months ended September 30, 2009.

The Credit Facility restricted our ability to operate outside of the approved budget without the permission of the requisite majority of lenders, and the failure to operate within the approved budget by more than the greater of $1,500,000 or 15% on a cumulative basis for more than three consecutive weeks would, absent the requisite approval, result in an event of default of the Credit Facility and make the entire balance due and payable. In addition, we were required to remit Net Cash Proceeds from the sale of assets including real estate assets to repay advances under the Credit Facility and pursue additional sources of capital in accordance with the Recapitalization Plan. The Company’s Credit Facility required the Company to implement the Recapitalization Plan and complete each step provided in the Recapitalization Plan by the dates set for such completion. In the event the Company was unable to effect the Partial Prepayment in connection with the Recapitalization Plan by September 30, 2009, the Company was required to amortize $10 million of the Revolving Credit A Facility in three equal installments on the first business day of each of the last three months of 2009 and the entire Credit Facility would become due and payable on January 15, 2010. In addition, the Company would not have access to any further advances under the Revolving Credit B Facility which would greatly reduce the Company’s liquidity. All of these demands put the Company’s liquidity and financial resources at risk.

On October 2, 2009, the Company effected the Permitted Placement (see Note 11) and issued a $5.0 million senior subordinated convertible note (the “Note”) to Kojaian Management Corporation. The Note (i) bears interest at twelve percent (12%) per annum, (ii) is co-terminous with the term of the Credit Facility (including if the Credit Facility is terminated pursuant to the Discount Prepayment Option), (iii) is unsecured and fully subordinate to the Credit Facility, and (iv) in the event the Company issues or sells equity securities in connection with or pursuant to a transaction with a non-affiliate of the Company while the Note is outstanding, at the option of the holder of the Note, the principal amount of the Note then outstanding is convertible into those equity securities of the Company issued or sold in such non-affiliate transaction. In connection with the issuance of the Note, Kojaian Management Corporation, the lenders to the Credit Facility and the Company entered into a subordination agreement (the “Subordination Agreement”). The Permitted Placement was a transaction by the Company not involving a public offering in accordance with Section 4(2) of the Securities Act of 1933, as amended (“the Securities Act”).

On November 6, 2009, the Company completed the private placement of 900,000 shares of 12% cumulative participating perpetual convertible preferred stock, par value $0.01 per share (“Preferred Stock”), to qualified institutional buyers and other accredited investors. In conjunction with the offering, the entire $5.0 million principal balance of the Note was converted into the Preferred Stock at the offering price and the holder of the Note received accrued interest if approximately $57,000. In addition, the holder of the Note also purchased an additional $5 million of preferred stock at the offering price. The Company also granted the initial purchaser a 45-day option to purchase up to an additional 100,000 shares of Preferred Stock.

As previously disclosed, among other things with respect to the Preferred Stock offering, in the Current Report on Form 8-K filed by the Company on October 26, 2009, the Preferred Stock was offered in reliance on exemptions from the registration requirements of the Securities Act that apply to offers and sales of securities that do not involve a public offering. As such, the Preferred Stock was offered and will be sold only to (i) “qualified institutional buyers” (as defined in Rule 144A under the Securities Act), (ii) to a limited number of institutional “accredited investors” (as defined in Rule 501(a)(1), (2), (3) or (7) of the Securities Act), and (iii) to a limited number of individual “accredited investors” (as defined in Rule 501(a)(4), (5) or (6) of the Securities Act).

As previously disclosed, among other things with respect to the Preferred Stock offering, in the Current Report on Form 8-K filed by the Company on November 11, 2009, upon the closing of the sale of the $90 million of Preferred Stock, the Company received cash proceeds of approximately $85.0 million after giving effect to the conversion of the Note and after deducting the initial purchaser’s discounts and certain offering expenses and giving effect to the conversion of the subordinated note. A portion of proceeds were used to pay in full borrowings under the Credit Facility then outstanding of $66.8 million for a reduced amount equal to $43.4 million, with the balance of the proceeds to be used for working capital purposes.

The Certificate of Designations with respect to the Preferred Stock provides, among other things, that upon the closing of the Offering, each share of Preferred Stock is initially convertible, at the holder’s option, into the Company’s common stock, par value $.01 per share (the “Common Stock”) at a conversion rate of 31.322 shares of Common Stock for each share of Preferred Stock. If the Company’s Certificate of Incorporation is amended to increase the number of authorized shares (as more fully discussed in the immediately following paragraph), the Preferred Stock will be convertible, at the holder’s option, into Common Stock at a conversion rate of 60.606 shares of Common Stock for each share of Preferred Stock, which represents a conversion price of approximately $1.65 per share of Common Stock, and a 10.0% premium to the closing price of the Common Stock on October 22, 2009.

The Company has agreed to seek as soon as practicable the approval of the stockholders holding at least a majority of the shares of the Common Stock voting separately as a class, and a majority of all shares of the Company’s Common Stock entitled to vote as a single class, which includes the Common Stock issuable upon the conversion of the Preferred Stock, to amend the Company’s Certificate of Incorporation to increase the Company’s authorized capital stock to 220,000,000 shares of capital stock, 200,000,000 of which shall be Common Stock and 20,000,000 of which shall be preferred stock issuable in one or more series or classes, and to permit the election by the holders of the Preferred Stock of two (2) directors in the event that the Company is in arrears with respect to the Company’s Preferred Stock for six or more quarters. If such amendment is not effective prior to 120 days after the date the Company first issues the Preferred Stock, (i) holders of Preferred Stock may require the Company to repurchase all, or a specified whole number, of their Preferred Stock at a repurchase price equal to 110% of the sum of the initial liquidation preference plus accumulated but unpaid dividends, and (ii) the annual dividend rate with respect to the Preferred Stock will increase by two percent (2%); provided, however, holders of Preferred Stock who do not vote in favor of the amendment will not be able to exercise such repurchase right, or be entitled to such two percent (2%) dividend increase.

The terms of the Preferred Stock provide for cumulative dividends from and including the date of original issuance in the amount of $12.00 per share each year. Dividends on the Preferred Stock will be payable when, as and if declared, quarterly in arrears, on March 31, June 30, September 30 and December 31, beginning on December 31, 2009. In addition, in the event of any cash distribution to holders of the Common Stock, holders of Preferred Stock will be entitled to participate in such distribution as if such holders had converted their shares of Preferred Stock into Common Stock.

If the Company fails to pay the quarterly Preferred Stock dividend in full for two consecutive quarters, the dividend rate will automatically be increased by .50% of the initial liquidation preference per share per quarter (up to a maximum amount of increase of 2% of the initial liquidation preference per share) until cumulative dividends have been paid in full. In addition, subject to certain limitations, in the event the dividends on the Preferred Stock are in arrears for six or more quarters, whether or not consecutive, subject to the passage of the amendment to the Company’s Certificate of Incorporation discussed above, holders representing a majority of the shares of Preferred Stock voting together as a class with holders of any other class or series of preferred stock upon which like voting rights have been conferred and are exercisable will be entitled to nominate and vote for the election of two additional directors to serve on the board of directors until all unpaid dividends with respect to the Preferred Stock and any other class or series of preferred stock upon which like voting rights have been conferred or are exercisable have been paid or declared and a sum sufficient for payment has been set aside therefore.

During the six month period following the closing of the Offering, if the Company issues any securities, other than certain permitted issuances, and the price per share of the Common Stock (or the equivalent for securities convertible into or exchangeable for Common Stock) is less than the then current conversion price of the Preferred Stock, the conversion price will be reduced pursuant to a weighted average anti-dilution formula.

Holders of Preferred Stock may require the Company to repurchase all, or a specified whole number, of their Preferred Stock upon the occurrence of a “Fundamental Change” (as defined in the Certificate of Designations) with respect to any Fundamental Change that occurs (i) prior to November 15, 2014, at a repurchase price equal to 110% of the sum of the initial liquidation preference plus accumulated but unpaid dividends, and (ii) from November 15, 2014 until prior to November 15, 2019, at a repurchase price equal to 100% of the sum of the initial liquidation preference plus accumulated but unpaid dividends. On or after November 15, 2014, the Company may, at its option, redeem the Preferred Stock, in whole or in part, by paying an amount equal to 110% of the sum of the initial liquidation preference per share plus any accrued and unpaid dividends to and including the date of redemption.

In the event of certain events that constitute a “Change in Control” (as defined in the Certificate of Designations) prior to November 15, 2014, the conversion rate of the Preferred Stock will be subject to increase. The amount of the increase in the applicable conversion rate, if any, will be based on the date in which the Change in Control becomes effective, the price to be paid per share with respect to the Common Stock and the transaction constituting the Change in Control.

The Company has entered into a registration rights agreement (the “Registration Rights Agreement”) with one of the lead investors (and its affiliates) with respect to the shares of Preferred Stock, and the Common Stock issuable upon the conversion of such Preferred Stock, that was acquired by such lead investor (and affiliates) in the Offering. No other purchasers of the Preferred Stock in the Offering will have the right to have their shares of Preferred Stock, or shares of Common Stock issuable upon conversion of such Preferred Stock, registered. In addition, subject to certain limitations, the lead investor who acquired the registration rights also has certain preemptive rights in the event the Company issues for cash consideration any Common Stock or any securities convertible into or exchangeable for Common Stock (or any rights, warrants or options to purchase any such Common Stock) during the six-month period subsequent to the closing of the Offering. Such preemptive right is intended to permit such lead investor to maintain its pro rata ownership of the Preferred Stock acquired in the Offering.

Holders of the Preferred Stock are entitled to voting rights equal to the number of shares of Common Stock into which the Preferred Stock is convertible, on an “as if” converted basis, except as otherwise provided by law. The holders of the Preferred Stock vote together with the holders of Common Stock as one class on all matters on which holders of Common Stock vote, and vote as a separate class with respect to certain matters.

Upon any liquidation, dissolution or winding up of the Company, holders of the Preferred Stock will be entitled, prior to any distribution to holders of any securities ranking junior to the Preferred Stock, including but not limited to the Common Stock, and on a pro rata basis with other preferred stock of equal ranking, a cash liquidation preference equal to the greater of (i) 110% of the sum of the initial liquidation preference per share plus accrued and unpaid dividends thereon, if any, from November 6, 2009, the date of the closing of the Offering, and (ii) an amount equal to the distribution amount each holder of Preferred Stock would have received had all shares of Preferred Stock been converted to Common Stock.

Pursuant to the overallotment option of up to 100,000 shares of Preferred Stock granted to the initial purchaser in the Company’s $90 million offering of Preferred Stock to various qualified institutional buyers and accredited investors, as previously disclosed in a Current Report on Form 8-K, as filed on each of October 26, 2009 and November 11, 2009, the Company effected the sale of a portion of the overallotment option on November 13, 2009 of an aggregate of 14,350 shares of Preferred Stock for net proceeds of approximately $1.4 million.

This Form 10-Q shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the Preferred Stock in any state in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

Commitments, Contingencies and Other Contractual Obligations

Contractual Obligations — The Company leases office space throughout the United States through non-cancelable operating leases, which expire at various dates through 2016.

There have been no significant changes in the Company’s contractual obligations since December 31, 2008.

TIC Program Exchange Provision — Prior to the Merger, NNN entered into agreements in which NNN agreed to provide certain investors with a right to exchange their investment in certain TIC Programs for an investment in a different TIC program. NNN also entered into an agreement with another investor that provided the investor with certain repurchase rights under certain circumstances with respect to their investment. The agreements containing such rights of exchange and repurchase rights pertain to initial investments in TIC programs totaling $31.6 million. In July 2009 the Company received notice from an investor of their intent to exercise such rights of exchange and repurchase with respect to an initial investment totaling $4.5 million. The Company is currently evaluating such notice to determine the nature and extent of the right of such exchange and repurchase, if any.

The Company deferred revenues relating to these agreements of $86,000 and $246,000 for the three months ended September 30, 2009 and 2008, respectively. The Company deferred revenues relating to these agreements of $281,000 and $492,000 for the nine months ended September 30, 2009 and 2008, respectively. Additional losses of $14.3 million and $4.5 million related to these agreements were recorded during the quarter ended December 31, 2008 and during the nine months ended September 30, 2009, respectively, to reflect the impairment in value of properties underlying the agreements with investors. As of September 30, 2009, the Company had recorded liabilities totaling $22.6 million related to such agreements, consisting of $3.8 million of cumulative deferred revenues and $18.8 million of additional losses related to these agreements.

Guarantees — From time to time the Company provides guarantees of loans for properties under management. As of September 30, 2009, there were 147 properties under management with loan guarantees of approximately $3.5 billion in total principal outstanding with terms ranging from one to 10 years, secured by properties with a total aggregate purchase price of approximately $4.8 billion. As of December 31, 2008, there were 151 properties under management with loan guarantees of approximately $3.5 billion in total principal outstanding with terms ranging from one to 10 years, secured by properties with a total aggregate purchase price of approximately $4.8 billion. In addition, each consolidated VIE is joint and severally liable, along with the other investors in each relative TIC, on the non-recourse mortgage debt related to the VIE’s interests in the relative TIC investment. This non-recourse mortgage debt totaled $277.2 million and $277.8 million as of September 30, 2009 and December 31, 2008, respectively.

The Company’s guarantees consisted of the following as of September 30, 2009 and December 31, 2008:

	September 30,	December 31,
	2009	2008
	(In thousands)

Non-recourse/carve-out guarantees of debt of properties under management(1)	$3,438,375	$3,414,433
Non-recourse/carve-out guarantees of the Company’s debt(1)	$107,000	$107,000
Recourse guarantees of debt of properties under management	$39,717	$42,426
Recourse guarantees of the Company’s debt	$10,000	$10,000

(1)	A “non-recourse/carve-out” guarantee imposes liability on the guarantor in the event the borrower engages in certain acts prohibited by the loan documents. Each non-recourse carve-out guarantee is an individual document entered into with the mortgage lender in connection with the purchase or refinance of an individual property. While there is not a standard document evidencing these guarantees, liability under the non-recourse carve-out guarantees generally may be triggered by, among other things, any or all of the following:

•	a voluntary bankruptcy or similar insolvency proceeding of any borrower;

•	a “transfer” of the property or any interest therein in violation of the loan documents;

•	a violation by any borrower of the special purpose entity requirements set forth in the loan documents;

•	any fraud or material misrepresentation by any borrower or any guarantor in connection with the loan;

•	the gross negligence or willful misconduct by any borrower in connection with the property, the loan or any obligation under the loan documents;

•	the misapplication, misappropriation or conversion of (i) any rents, security deposits, proceeds or other funds, (ii) any insurance proceeds paid by reason of any loss, damage or destruction to the property, and (iii) any awards or other amounts received in connection with the condemnation of all or a portion of the property;

•	any waste of the property caused by acts or omissions of borrower of the removal or disposal of any portion of the property after an event of default under the loan documents; and

•	the breach of any obligations set forth in an environmental or hazardous substances indemnification agreement from borrower.

Certain violations (typically the first three listed above) render the entire debt balance recourse to the guarantor regardless of the actual damage incurred by lender, while the liability for other violations is limited to the damages incurred by the lender. Notice and cure provisions vary between guarantees. Generally the guarantor irrevocably and unconditionally guarantees to the lender the payment and performance of the guaranteed obligations as and when the same shall be due and payable, whether by lapse of time, by acceleration or maturity or otherwise, and the guarantor covenants and agrees that it is liable for the guaranteed obligations as a primary obligor. As of September 30, 2009, to the best of the Company’s knowledge, there is no amount of debt owed by the Company as a result of the borrowers engaging in prohibited acts.

Management initially evaluates these guarantees to determine if the guarantee meets the criteria required to record a liability in accordance with the requirements of the Guarantees Topic. Any such liabilities were insignificant as of September 30, 2009 and December 31, 2008. In addition, on an ongoing basis, the Company evaluates the need to record additional liability in accordance with the requirements of the Contingencies Topic. As of September 30, 2009 and December 31, 2008, the Company had recourse guarantees of $39.7 million and $42.4 million, respectively, relating to debt of properties under management. As of September 30, 2009, approximately $21.3 million of these recourse guarantees relate to debt that has matured or is not currently in compliance with certain loan covenants. In evaluating the potential liability relating to such guarantees, the Company considers factors such as the value of the properties secured by the debt, the likelihood that the lender will call the guarantee in light of the current debt service and other factors. As of September 30, 2009 and December 31, 2008, the Company recorded a liability of $5.2 million and $9.1 million, respectively, related to its estimate of probable loss related to recourse guarantees of debt of properties under management which matured in January and April 2009.

Investment Program Commitments — During June and July 2009, the Company revised the offering terms related to certain investment programs which it sponsors, including the commitment to fund additional property reserves and the waiver or reduction of future management fees and disposition fees. The company recorded a liability for future funding commitments as of September 30, 2009 for these unconsolidated VIEs totaling $1.4 million to fund TIC Program reserves.

Deferred Compensation Plan — During 2008, the Company implemented a deferred compensation plan that permits employees and independent contractors to defer portions of their compensation, subject to annual deferral limits, and have it credited to one or more investment options in the plan. As of September 30, 2009 and December 31, 2008, $2.6 million and $1.7 million, respectively, reflecting the non-stock liability under this plan were included in Accounts payable and accrued expenses. The Company has purchased whole-life insurance contracts on certain employee participants to recover distributions made or to be made under this plan and as of September 30, 2009 and December 31, 2008 have recorded the cash surrender value of the policies of $1.0 million and $1.1 million, respectively, in Prepaid expenses and other assets.

In addition, the Company awards “phantom” shares of Company stock to participants under the deferred compensation plan. As of September 30, 2009 and December 31, 2008, the Company awarded an aggregate of 6.0 million and 5.4 million phantom shares, respectively, to certain employees with an aggregate value on the various grant dates of $23.3 million and $22.5 million, respectively. As of September 30, 2009, an aggregate of 5.7 million phantom share grants were outstanding. Generally, upon vesting, recipients of the grants are entitled to receive the number of phantom shares granted, regardless of the value of the shares upon the date of vesting; provided, however, grants with respect to 900,000 phantom shares had a guaranteed minimum share price ($3.1 million in the aggregate) that will result in the Company paying additional compensation to the participants should the value of the shares upon vesting be less than the grant date value of the shares. The Company accounts for additional compensation relating to the “guarantee’ portion of the awards by measuring at each reporting date the additional payment that would be due to the participant based on the difference between the then current value of the shares awarded and the guaranteed value. This award is then amortized on a straight-line basis as compensation expense over the requisite service (vesting) period, with an offset to deferred compensation liability.

Item 3.	Quantitative and Qualitative Disclosures About Market Risk.

Interest Rate Risk

Derivatives — The Company’s credit facility debt obligations are floating rate obligations whose interest rate and related monthly interest payments vary with the movement in LIBOR and/or prime lending rates. As of September 30, 2009 and December 31, 2008, the outstanding principal balance on the credit facility totaled $63.0 million and on the mortgage loan debt obligations totaled $138.6 million and $216.0 million, respectively. Since interest payments on any future obligation will increase if interest rate markets rise, or decrease if interest rate markets decline, the Company will be subject to cash flow risk related to these debt instruments. In order to mitigate this risk, the terms of the Company’s amended credit agreement require the Company to maintain interest rate hedge agreements against 50 percent of all variable interest rate debt obligations. To fulfill this requirement, the Company held two interest rate cap agreements with Deutsche Bank AG, which provide for quarterly payments to the Company equal to the variable interest amount paid by the Company in excess of 6.00% of the underlying notional amounts. These rate cap agreements expired in April 2009. In addition, the terms of certain mortgage loan agreements require the Company to purchase two-year interest rate caps on 30-day LIBOR with a LIBOR strike price of 6.00%, thereby locking the maximum interest rate on borrowings under the mortgage loans at 7.70% for the initial two year term of the mortgage loans.

The Company’s earnings are affected by changes in short-term interest rates as a result of the variable interest rates incurred on its line of credit. The Company’s line of credit debt obligation is secured by its assets, bears interest at the bank’s prime rate or LIBOR plus applicable margins based on the Company’s financial performance and mature in December 2010. Since interest payments on this obligation will increase if interest rate markets rise, or decrease if interest rate markets decline, the Company is subject to cash flow risk related to this debt instrument as amounts are drawn under the Credit Facility.

Additionally, the Company’s earnings are affected by changes in short-term interest rates as a result of the variable interest rate incurred on the portion of the outstanding mortgages on its real estate held for sale. As of September 30, 2009 and December 31, 2008, the outstanding principal balance on these variable rate debt obligations was $31.6 million and $108.7 million, respectively, with a weighted average interest rate of 6.00% and 3.78% per annum, respectively. Since interest payments on these obligations will increase if interest rates rise, or decrease if interest rates decline, the Company is subject to cash flow risk related to these debt instruments. As of September 30, 2009, a 0.50% increase in interest rates would not have increased the Company’s overall annual interest expense since the Company’s variable rate mortgage debt has a minimum interest rate of 6.00% and is based on LIBOR plus an applicable margin and a 0.50% increase in LIBOR plus the applicable margin would not have exceeded the minimum interest rate of 6.00% in effect as of September 30, 2009. As of December 31, 2008, for example, a 0.50% increase in interest rates would have increased the Company’s overall annual interest expense by approximately $390,000, or 3.67%. This sensitivity analysis contains certain simplifying assumptions, for example, it does not consider the impact of changes in prepayment risk.

During the fourth quarter of 2006, GERI entered into several interest rate lock agreements with commercial banks aggregating to approximately $400.0 million, with interest rates ranging from 6.15% to 6.19% per annum. All rate locks were cancelled and all deposits in connection with these agreements were refunded to the Company in April 2008.

Except for Grubb & Ellis Alesco Global Advisors, LLC, as previously described, the Company does not utilize financial instruments for trading or other speculative purposes, nor does it utilize leveraged financial instruments.

Item 4.	Controls and Procedures.

Material Weakness Previously Disclosed

During the first nine months of 2009, there has been an ongoing focus on the remediation activities to address the material weaknesses in disclosure and financial reporting controls reported in the 2008 Form 10-K/A. As previously reported, because many of the remedial actions undertaken were very recent and related, in part, to the hiring of additional personnel and many of the controls in our system of internal controls rely extensively on manual review and approval, the successful operation of these remedial actions for, at least, several fiscal quarters may be required prior to management being able to conclude that the material weaknesses have been eliminated.

The Principal Executive Officer and the Principal Financial Officer anticipate that the remedial actions and resulting improvement in controls will generally strengthen our disclosure controls and procedures, as well as our internal control over financial reporting (as defined in Rules 13a-15(c) and 15d-15(e) under the Exchange Act), and will, over time, address the material weaknesses identified in the 2008 Form 10-K/A.

Evaluation of Disclosure Controls and Procedures

As of September 30, 2009, we carried out an evaluation, under the supervision of our interim principal executive officer (Interim CEO) and principal financial officer (CFO), of the effectiveness of the design and operation of our disclosure controls and procedures pursuant to Exchange Act Rule 13a-15. In light of the material weakness discussed above, which has not been fully remediated as of the end of the period covered by this Quarterly Report, our Interim CEO and CFO concluded, after the evaluation described above, that our disclosure controls were not effective. As a result of this conclusion, the financial statements for the period covered by this report were prepared with particular attention to the material weakness previously disclosed. Accordingly, management believes that the condensed consolidated financial statements included in this Quarterly Report fairly present, in all material respects, our financial condition, results of operations and cash flows as of and for the periods presented.

Changes in Internal Controls over Financial Reporting

Other than the remediation activities noted above, there were no changes to the Company’s controls over financial reporting during the quarter ended September 30, 2009 that have materially affected, or are reasonably likely to materially affect, the Company’s internal controls over financial reporting.

PART II

OTHER INFORMATION1

Item 1.	Legal Proceedings.

None.

Item 2.	Unregistered Sales of Equity Securities and Use of Proceeds.

Deferred Compensation Plan — During 2008, the Company implemented a deferred compensation plan that permits employees and independent contractors to defer portions of their compensation, subject to annual deferral limits, and have it credited to one or more investment options in the plan. As of September 30, 2009 and December 31, 2008, $2.6 million and $1.7 million, respectively, reflecting the non-stock liability under this plan were included in Accounts payable and accrued expenses. The Company has purchased whole-life insurance contracts on certain employee participants to recover distributions made or to be made under this plan and as of September 30, 2009 and December 31, 2008 have recorded the cash surrender value of the policies of $1.0 million and $1.1 million, respectively, in Prepaid expenses and other assets.

1 Items 1A, 3 and 4 are not applicable for the nine months ended September 30, 2009.

In addition, the Company awards “phantom” shares of Company stock to participants under the deferred compensation plan. As of September 30, 2009 and December 31, 2008, the Company awarded an aggregate of 6.0 million and 5.4 million phantom shares, respectively, to certain employees with an aggregate value on the various grant dates of $23.3 million and $22.5 million, respectively. On September 30, 2009, an aggregate of 5.7 million phantom share grants were outstanding. Generally, upon vesting, recipients of the grants are entitled to receive the number of phantom shares granted, regardless of the value of the shares upon the date of vesting; provided, however, grants with respect to 900,000 phantom shares had a guaranteed minimum share price ($3.1 million in the aggregate) that will result in the Company paying additional compensation to the participants should the value of the shares upon vesting be less than the grant date value of the shares.

On June 3, 2009, pursuant to the Company’s 2006 Omnibus Equity Plan, the Company granted to certain of its executive officers an aggregate of 150,000 restricted shares of the Company’s common stock which vest in equal one-third installments on each of the next three anniversaries of the date of grant and had an aggregate fair market value of $104,000 on the date of grant.

The issuances by the Company of restricted shares in the transactions described above were exempt from the registration requirements of Section 5 of the Securities Act pursuant to Section 4(2) of the Securities Act, as amended, as such transactions did not involve a public offering by the Company.

Pursuant to the overallotment option of up to 100,000 shares of Preferred Stock granted to the initial purchaser in connection with the Company’s 90,000,000 Preferred Stock offering, on November 13, 2009 the Company effected the sale of a portion of the overallotment option and sold an aggregate of 14,350 shares of Preferred Stock for net proceeds of approximately $1.4 million. The Company will use the net proceeds for working capital purposes.

Item 5.	Other Information.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

On November 9, 2009, the Company announced that Thomas P. D’Arcy will join the Company as president, chief executive officer and a member of the board of directors, effective November 16, 2009 (the “Effective Date”).

The Company and Mr. D’Arcy entered into a three-year Employment Agreement, commencing on the Effective Date (the “Employment Agreement”), pursuant to which Mr. D’Arcy will serve as the Company’s President and Chief Executive Officer. The term of the Employment Agreement is subject to successive one (1) year extensions unless either party advises the other to the contrary at least ninety (90) days prior to the then expiration of the then current term. Pursuant to the Employment Agreement, Mr. D’Arcy will be appointed to serve on the Company’s Board of Directors as a Class C Director until the 2010 annual meeting of stockholders, unless prior to such meeting, the Company eliminates its staggered Board, in which event Mr. D’Arcy’s appointment to the Board shall be voted on at the next annual meeting of stockholders. Mr. D’Arcy will be a nominee for election to the Company’s Board of Directors at each subsequent annual meeting of the stockholders for so long as the Employment Agreement remains in effect.

Mr. D’Arcy will receive a base salary of $650,000 per annum. Mr. D’Arcy is entitled to receive target bonus cash compensation of up to 200% of his base salary based upon annual performance goals to be established by the Compensation Committee of the Company. Mr. D’Arcy is guaranteed a cash bonus with respect to the 2010 calendar year of 200% of base salary, but there is no guaranteed bonus with respect to any subsequent year. In addition, there is no cash bonus compensation with respect to the period commencing on the Effective Date and continuing up to and through December 31, 2009.

Commencing with calendar year 2010, at the discretion of the Board, Mr. D’Arcy is also eligible to participate in a performance-based long term incentive plan, consisting of an annual award payable either in cash, restricted shares of Common Stock, or stock options exercisable for shares of Common Stock, as determined by the Compensation Committee. The target for any such long-term incentive award will be $1.2 million per year, subject to ratable, annual vesting over three years. Subject to the provisions of Mr. D’Arcy’s Employment Agreement, an initial long-term incentive award with respect to calendar year 2010 will be granted in the first quarter of 2011 and will vest in equal tranches of 1/3 each commencing on December 31, 2011.

In connection with the entering into of the Employment Agreement, Mr. D’Arcy agreed to purchase $500,000 of the Company’s 12% Cumulative Participating Preferred Convertible Perpetual Preferred Stock (the “Preferred Stock”) which Mr. D’Arcy purchased on November 13, 2009.

On the Effective Date, Mr. D’Arcy will receive a restricted stock award of 2,000,000 restricted shares (the “Restricted Shares”) of the Company’s common stock, par value $.01 per share (the “Common Stock”). One Million (1,000,000) of the Restricted Shares are subject to vesting over three (3) years in equal annual increments of one-third (1/3) each, commencing on the day immediately preceding the one (1) year anniversary of the Effective Date. The other One Million (1,000,000) Restricted Shares are subject to the vesting based upon the market price of the Company’s Common Stock during the initial three (3) year term of the Employment Agreement. Specifically, (i) in the event that for any thirty (30) consecutive trading days the volume weighted average closing price per share of the Common Stock on the exchange or market on which the Company’s shares are publically listed or quoted for trading is at least Three Dollars and Fifty Cents ($3.50), then fifty percent (50%) of such Restricted Shares shall vest, and (ii) in the event that for any thirty (30) consecutive trading days the volume weighted average closing price per share of the Company’s Common Stock on the exchange or market on which the Company’s shares of Common Stock are publically listed or quoted for trading is at least Six Dollars ($6.00), then the remaining fifty (50%) percent of such Restricted Shares shall vest. Vesting with respect to all Restricted Shares is subject to Mr. D’Arcy’s continued employment by the Company, subject to the terms of a Restricted Share Agreement to be entered into by Mr. D’Arcy and the Company on the Effective Date, and other terms and conditions set forth in the Employment Agreement.

Mr. D’Arcy will receive from the Company a one-time cash payment of $35,000 as reimbursement for all of his out-of-pocket transitory relocation expenses. Mr. D’Arcy is also entitled to reimbursement expenses of $100,000 incurred in relocating to the Company’s principal executive offices.

Mr. D’Arcy is also entitled to a professional fee reimbursement of up to $15,000 incurred by Mr. D’Arcy for legal and tax advice in connection with the negotiation and entering into the Employment Agreement.

Mr. D’Arcy is entitled to participate in the Company’s health and other benefit plans generally afforded to executive employees and is reimbursed for reasonable travel, entertainment and other reasonable expenses incurred in connection with his duties. The Employment Agreement contains confidentiality, non-competition, no raid, non-solicitation, non-disparagement and indemnification provisions.

The Employment Agreement is terminable by the Company upon Mr. D’Arcy’s death or incapacity or for Cause (as defined in the Employment Agreement), without any additional compensation other than what has accrued to Mr. D’Arcy as of the date of any such termination, except that in the case of death or incapacity.

In the event that Mr. D’Arcy is terminated without Cause, or if Mr. D’Arcy terminates the agreement for Good Reason (as defined in the Employment Agreement), Mr. D’Arcy is entitled to receive: (i) all monies due to him which right to payment or reimbursement accrued prior to such discharge; (ii) his annual base salary, payable in accordance with the Company’s customary payroll practices for 24 months; (iii) in lieu of any bonus cash compensation for the calendar year of termination, an amount equal to two times Mr. D’Arcy’s bonus cash compensation earned in the calendar year prior to termination, subject to Mr. D’Arcy’s right to receive the guaranteed bonus with respect to the 2010 calendar year regardless when the termination without Cause occurs; (iv) an amount payable monthly, equal to the amount Mr. D’Arcy paid for continuation of health insurance coverage for such month under the Consolidated Omnibus Budget Reconciliation Act of 1986 (“COBRA”)until the earlier of 18 months from the termination date or when Mr. D’Arcy obtains replacement health coverage from another source; (v) the number of shares of Common Stock or unvested options with respect to any long-term incentive awards granted prior to termination shall immediately vest; and (vi) all Restricted Shares shall automatically vest.

In the event that Mr. D’Arcy is terminated without Cause or resigns for Good Reason (i) within one year after a Change of Control (as defined in the Employment Agreement) or (ii) within three months prior to a Change of Control, in contemplation thereof, Mr. D’Arcy is entitled to receive (a) all monies due to him which right to payment or reimbursement accrued prior to such discharge, (b) two times his base salary payable in accordance with the Company’s customary payroll practices, over a 24-month period, (c) in lieu of any bonus cash compensation for the calendar year of termination, an amount equal to two times his target annual cash bonus earned in the calendar year prior to termination, subject to Mr. D’Arcy’s right to receive the guaranteed bonus with respect to the 2010 calendar year regardless when the termination in connection with a Change of Control occurs, (d) an amount payable monthly, equal to the amount Mr. D’Arcy paid for continuation of health insurance coverage for such month under the COBRA until the earlier of 18 months from the termination date or when Mr. D’Arcy obtains replacement health coverage from another source; (e) the number of shares of Common Stock or unvested options with respect to any long-term incentive awards granted prior to termination shall immediately vest; and (f) the Restricted Shares will automatically vest.

The Company’s payment of any amounts to Mr. D’Arcy upon his termination without Cause, for Good Reason or upon a Change of Control is contingent upon Mr. D’Arcy executing the Company’s then standard form of release.

Mr. D’Arcy, 49, has been since April 2008 and is currently the non-executive chairman of the board of directors of Inland Real Estate Corporation (NYSE: IRC), where he has also been an independent director since 2005. Mr. D’Arcy has over 20 years of experience acquiring, developing and financing all forms of commercial and residential real estate. He is currently a principal in Bayside Realty Partners, a private real estate company focused on acquiring, renovating and developing land and income producing real estate primarily in the New England area. From 2001 to 2003, Mr. D’Arcy was president and chief executive officer of Equity Investment Group, a private real estate company owned by an investor group which included The Government of Singapore, The Carlyle Group and Northwestern Mutual Life Insurance Company. Prior to his tenure with Equity Investment Group, Mr. D’Arcy was the chairman of the board, president and chief executive officer of Bradley Real Estate, Inc., a Boston-based real estate investment trust traded on the NYSE, from 1989 to 2000. Mr. D’Arcy is a graduate of Bates College. There are no family relationships between Mr. D’Arcy and the Company.

The foregoing summary of Mr. D’Arcy’s Employment Agreement does not purport to be complete and is qualified in its entirety by the Employment Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 6.	Exhibits.

The exhibits listed on the Exhibit Index (following the signatures section of this report) are included, or incorporated by reference, in this quarterly report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GRUBB & ELLIS COMPANY
(Registrant)

/s/  Richard W. Pehlke
Richard W. Pehlke
Chief Financial Officer
(Principal Financial and Accounting Officer)

Date: November 19, 2009

ANNEX B

CERTIFICATE OF THE POWERS, DESIGNATIONS,
PREFERENCES AND RIGHTS OF THE
12% CUMULATIVE PARTICIPATING PERPETUAL CONVERTIBLE PREFERRED STOCK
($0.01 PAR VALUE)
(LIQUIDATION PREFERENCE $100 PER SHARE)

OF

GRUBB & ELLIS COMPANY

PURSUANT TO SECTION 151(g) OF THE GENERAL CORPORATION LAW
OF THE STATE OF DELAWARE

THE UNDERSIGNED, being the Chief Financial Officer of Grubb & Ellis Company, a Delaware corporation (the “Company”), DOES HEREBY CERTIFY that, pursuant to the provisions of Section 151(g) of the General Corporation Law of the State of Delaware, the following resolutions were duly adopted by the Board of Directors of the Company, and pursuant to authority conferred upon the Board of Directors by the provisions of the Certificate of Incorporation of the Company, as amended (the “Certificate of Incorporation”), the Board of Directors of the Company adopted resolutions fixing the designation and the relative powers, preferences, rights, qualifications, limitations and restrictions of such stock. These composite resolutions are as follows:

FIRST, that pursuant to authority expressly granted to and vested in the Board of Directors of the Company by the provisions of the Certificate of Incorporation, the issuance of a series of preferred stock, par value $0.01 per share, which shall consist of up to 1,000,000 of the 10,000,000 shares of preferred stock which the Company now has authority to issue, be, and the same hereby is, authorized, and the Board hereby fixes the powers, designations, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof (in addition to the powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, set forth in the Certificate of Incorporation which may be applicable to the preferred stock of this series) as follows:

1.  Number of Shares and Designation.  1,000,000 shares of the preferred stock, par value $0.01 per share, of the Company are hereby constituted as a series of the preferred stock designated as 12% Cumulative Participating Perpetual Convertible Preferred Stock which, if necessary, shall also include any Replacement Preferred Stock (the “Preferred Stock”).

2.  Definitions.  For purposes of the Preferred Stock, in addition to those terms otherwise defined herein, the following terms shall have the meanings indicated:

“Affiliate” of any specified person shall mean any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, “control,” when used with respect to any specified person means the power to direct or cause the direction of the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Board of Directors” shall mean the Board of Directors of the Company or a committee of such Board duly authorized to act for it hereunder.

“Board Resolution” means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Transfer Agent.

“Business Combination” shall have the meaning specified in Section 8(f).

“Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which the banking institutions in The City of New York, New York are authorized or obligated by law or executive order to close or be closed.

“Capital Stock” has the meaning specified in Section 8(k).

“Certificate of Designations” means this Certificate of the Powers, Designations, Preferences and Rights of the Preferred Stock.

“Change in Control” has the meaning specified in Section 8(k).

“Closing Sale Price” of the Common Stock on any date means the closing sale price per share (or if no closing sale price is reported, the average of the closing bid and ask prices or, if more than one in either case, the average of the average closing bid and the average closing ask prices) on such date as reported on the New York Stock Exchange (or such other principal national securities exchange on which the Common Stock is then listed or authorized for quotation or, if not so listed or authorized for quotation, the average of the mid-point of the last bid and ask prices for the Common Stock on the relevant date from each of at least three nationally recognized independent investment banking firms selected by the Company for this purpose).

“Commission” shall mean the Securities and Exchange Commission.

“Common Stock” shall mean the common stock, par value $0.01 per share, of the Company at the date hereof. Subject to the provisions of Section 8(f), shares issuable on conversion of the Preferred Stock shall include only shares of such class or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company; provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

“Company” shall mean Grubb & Ellis Company, a Delaware corporation, and shall include its successors and assigns.

“Conversion Notice” has the meaning specified in Section 8(c).

“Conversion Price” shall mean $100 divided by the Conversion Rate then in effect.

“Conversion Rate” shall have the meaning specified in Section 8(a) and shall be adjusted, without limitation, as a result of any adjustment to the Conversion Rate pursuant to Section 8 hereof.

“Convertible Securities” shall have the meaning specified in Section 8(e)(v).

“Delayed Dividends” has the meaning specified in Section 3(g).

“Deposit Bank” has the meaning specified in Section 6(b).

“Depositary” means, with respect to the Preferred Stock issuable or issued in the form of a Global Certificate, the person specified in Section 15 as the Depositary with respect to the Preferred Stock, until a successor shall have been appointed and become such pursuant to the applicable provisions of this Certificate, and thereafter “Depositary” shall mean or include such successor. The foregoing sentence shall likewise apply to any subsequent successor or successors.

“Dilutive Issuances” shall have the meaning specified in Section 8(e)(v).

“Dividend Payment Date” shall have the meaning specified in Section 3(a).

“Dividend Payment Record Date” shall have the meaning specified in Section 3(a).

“Dividend Periods” shall mean quarterly dividend periods commencing on the last day of March, June, September and December of each year and ending on and including the day preceding the last day of the next succeeding Dividend Period.

“effective date” shall have the meaning specified in Section 8(m).

“Event” shall have the meaning specified in Section 12(f).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Fundamental Change” shall have the meaning specified in Section 8(k).

“Fundamental Change Repurchase Date” shall have the meaning specified in Section 8(k).

“Fundamental Change Repurchase Price” shall have the meaning specified in Section 8(k).

“Fundamental Change Repurchase Right” shall have the meaning specified in Section 8(k).

“Global Certificate” shall have the meaning specified in Section 15.

“holder,” “holder of shares of Preferred Stock,” or “holder of the Preferred Stock,” as applied to any share of Preferred Stock, or other similar terms (but excluding the term “beneficial holder”), shall mean any person in whose name at the time a particular share of Preferred Stock is registered on the Company’s stock records, which shall include the books of the Transfer Agent in respect of the Company and any stock transfer books of the Company.

“initial liquidation preference per share” shall have the meaning specified in Section 5(a).

“Issue Date” shall mean November 6, 2009.

“Liquidation” has the meaning specified in Section 5(a).

“Officers’ Certificate”, when used with respect to the Company, shall mean a certificate signed by (a) one of the President, the Chief Executive Officer, Executive or Senior Vice President or any Vice President (whether or not designated by a number or numbers or word added before or after the title “Vice President”) and (b) by one of the Treasurer or any Assistant Treasurer, Secretary or any Assistant Secretary or Controller of the Company, which is delivered to the Transfer Agent.

“Parity Preferred” shall have the meaning specified in Section 10(c).

“person” shall mean a corporation, an association, a partnership, an individual, a joint venture, a joint stock company, a trust, a limited liability company, an unincorporated organization or a government or an agency or a political subdivision thereof.

“Preferred Director Voting Rights” shall have the meaning specified in Section 12(b).

“Preferred Directors” shall have the meaning specified in Section 12(b).

“Preferred Dividend Default” shall have the meaning specified in Section 12(b).

“Preferred Stock” has the meaning specified in Section 1.

“redemption price” shall have the meaning specified in Section 6(a).

“Replacement Preferred Stock” shall have the meaning specified in Section 4(a), and any certificates representing Replacement Preferred Stock will be legended as such.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“spin-off” shall have the meaning specified in Section 8(e)(iii).

“stock price” shall have the meaning specified in Section 8(m).

“stockholder approval failure date” shall have the meaning specified in Section 9(b).

“stockholder approval failure repurchase right” shall have the meaning specified in Section 9(b).

“subsidiary” means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, “voting stock” means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

“termination of trading” has the meaning specified in Section 8(k).

“Trading Day” means a day during which trading in securities generally occurs on the New York Stock Exchange or, if the Company’s Common Stock is not listed on the New York Stock Exchange, then a day during which trading in securities generally occurs on the principal U.S. securities exchange on which the Common Stock is listed or, if the Common Stock is not listed on a U.S. national or regional securities exchange, then on the principal other market on which the Common Stock is then traded or quoted.

“Transfer Agent” means Computershare Investor Services, L.L.C. or such other agent or agents of the Company as may be designated by the Board of Directors of the Company as the transfer agent for the Preferred Stock.

“Voting Stock” has the meaning specified in Section 8(k).

3.  Dividends.

(a) Holders of the Preferred Stock are entitled to receive, when, as and if declared by the Board of Directors, out of the funds of the Company legally available therefor, cash dividends at the annual rate of $12.00 per share of Preferred Stock, payable in equal quarterly installments on March 31, June 30, September 30 and December 31 (each, a “Dividend Payment Date”), commencing December 31, 2009 (and, in the case of any accrued but unpaid dividends, at such additional times and for such interim periods, if any, as determined by the Board of Directors). If December 31, 2009 or any other Dividend Payment Date shall be on a day other than a Business Day, then the Dividend Payment Date shall be on the next succeeding Business Day. Dividends on the Preferred Stock will be cumulative from the Issue Date, whether or not in any Dividend Period or Periods there shall be funds of the Company legally available for the payment of such dividends and whether or not such dividends are authorized or declared, and will be payable to holders of record as they appear on the stock books of the Company at the close of business on the applicable record date for such dividend (each such date, a “Dividend Payment Record Date”), which such Dividend Payment Record Date shall be not more than 30 days nor less than 10 days preceding the Dividend Payment Dates thereof, as shall be fixed by the Board of Directors.

(b) Dividends on the Preferred Stock shall accrue (whether or not declared) on a daily basis from the Issue Date subject to the terms of Section 3(c) hereof, and accrued dividends for each Dividend Period shall accumulate to the extent not paid on the Dividend Payment Date first following the Dividend Period for which they accrue. Upon conversion of shares of Preferred Stock (in accordance with the provisions with Section 8 hereof), accrued and unpaid dividends on such shares shall be paid in cash or, at the Company’s election, exchanged for a number of shares of Common Stock equal to the dollar value of such accrued and unpaid dividends divided by the Conversion Price then in effect at the time of such conversion. As used herein, the term “accrued” with respect to dividends includes both accrued and accumulated dividends.

(c) The amount of dividends payable per share for each full Dividend Period for the Preferred Stock shall be computed by dividing the annual dividend rate by four (rounded down to the nearest one one-hundredth (1/100) of one cent). The amount of dividends payable for the initial Dividend Period on the Preferred Stock, or any other period shorter or longer than a full Dividend Period on the Preferred Stock, shall be computed on the basis of a 360-day year consisting of twelve 30-day months. Holders of shares of Preferred Stock called for redemption on a redemption date falling between the close of business on a Dividend Payment Record Date and the opening of business on the corresponding Dividend Payment Date shall, in lieu of receiving such dividend on the Dividend

Payment Date fixed therefor, receive such dividend payment together with all other accrued and unpaid dividends (at 110% of such dividends) on the date fixed for redemption (unless such holders convert such shares in accordance with Section 8 hereof). Except as contemplated in Section 3(f), holders of shares of Preferred Stock shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of cumulative dividends, as herein provided. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Preferred Stock which may be in arrears.

(d) So long as any shares of Preferred Stock are outstanding, no dividends, except as described in the next succeeding sentence, shall be declared or paid or set apart for payment on any class or series of stock of the Company ranking, as to dividends, on a parity with the Preferred Stock, for any period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Preferred Stock for all Dividend Periods terminating on or prior to the applicable Dividend Payment Date. When dividends are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, upon the shares of Preferred Stock and any other class or series of stock ranking on a parity as to dividends with Preferred Stock, all dividends declared upon shares of Preferred Stock and all dividends declared upon such other stock shall be declared pro rata so that the amounts of dividends per share declared on the Preferred Stock and such other stock shall in all cases bear to each other the same ratio that accrued and unpaid dividends per share on the shares of Preferred Stock and on such other stock bear to each other.

(e) So long as any shares of the Preferred Stock are outstanding, no other stock of the Company ranking on a parity with the Preferred Stock as to dividends or upon liquidation, dissolution or winding up shall be redeemed, purchased or otherwise acquired for any consideration (or any monies be paid to or made available for a sinking fund or otherwise for the purchase or redemption of any shares of any such stock) by the Company or any Subsidiary unless (i) the full cumulative dividends, if any, accrued on all outstanding shares of Preferred Stock shall have been paid or set apart for payment for all past Dividend Periods and (ii) sufficient funds shall have been set apart for the payment of the dividend for the current Dividend Period with respect to the Preferred Stock.

(f) So long as any shares of the Preferred Stock are outstanding, no dividends (other than dividends or distributions paid in shares of, or options, warrants or rights to subscribe for or purchase shares of, Common Stock or other stock ranking junior to the Preferred Stock, as to dividends and upon liquidation, dissolution or winding up) shall be declared or paid or set apart for payment and no other distribution shall be declared or made or set apart for payment, in each case upon the Common Stock or any other stock of the Company ranking junior to the Preferred Stock as to dividends or upon liquidation, dissolution or winding up, nor shall any Common Stock nor any other such stock of the Company ranking junior to the Preferred Stock as to dividends or upon liquidation, dissolution or winding up be redeemed, purchased or otherwise acquired for any consideration (or any monies be paid to or made available for a sinking fund or otherwise for the purchase or redemption of any shares of any such stock) by the Company or any Subsidiary (except (A) by conversion into or exchange for stock of the Company ranking junior to the Preferred Stock as to dividends and upon liquidation, dissolution or winding up; (B) repurchases of unvested shares of the Company’s capital stock at cost upon termination of employment or consultancy of the holder thereof, provided such repurchases are approved by the Board of Directors of the Company in good faith or (C) with respect to any withholding in connection with the payment of exercise prices or withholding taxes relating to employee equity awards) unless, in each case (i) the full cumulative dividends, if any, accrued on all outstanding shares of Preferred Stock and any other stock of the Company ranking on a parity with the Preferred Stock as to dividends shall have been paid or set apart for payment for all past Dividend Periods and all past dividend periods with respect to such other stock of the Company ranking on parity with the Preferred Stock and (ii) sufficient funds shall have been set apart for the payment of the dividend for the current Dividend Period with respect to the Preferred Stock and for the current dividend period with respect to any other stock of the Company ranking on a parity with the Preferred Stock as to dividends. In addition, in the event of any cash distribution to holders of Common Stock, holders of Preferred Stock shall be entitled to participate in such distribution as if such holders of Preferred Stock had converted their shares of Preferred Stock into Common Stock, calculated on the record date for determination of holders entitled to receive such distribution.

(g) Dividends in arrears on the Preferred Stock in respect of a dividend period not declared for payment (“Delayed Dividends”) may be declared by the Board of Directors and paid on any date fixed by the Board of Directors, whether or not a Dividend Payment Date, to the Holders of record as they appear on the stock register of the Company on a record date selected by the Board of Directors, which shall (i) not precede the date the Board of Directors declares the dividend payable and (ii) not be more than 30 days prior to the date the dividend is paid.

4.  Dividend Rate Adjustments.

(a) Dividend Rate Adjustments — Failure to Amend the Certificate of Incorporation.  If certain amendments to the Certificate of Incorporation as described in Section 9 have not been approved by the stockholders of the Company and do not become effective by the 120-day anniversary of the Issue Date, then the annual dividend rate will increase by two percent (2%) of the initial liquidation preference per annum per share of Preferred Stock until such time as the amendments to the Certificate of Incorporation are approved and become effective; provided, however, holders of Preferred Stock who do not approve such amendments to the Certificate of Incorporation described in Section 9 shall automatically be deemed to have their shares of Preferred Stock exchanged for a like number of shares of a replacement preferred stock of the Company that shall be identical in all respects to the Preferred Stock issued by the Company on the Issue Date, other than such replacement preferred stock shall not be entitled (i) to such dividend rate increase, and (ii) to exercise the stockholder approval failure repurchase right (the “Replacement Preferred Stock”).

(b) Dividend Rate Adjustments — Failure to Pay Dividends.  If the Company fails to pay the quarterly dividend on the Preferred Stock in full for two (2) consecutive quarters, the dividend rate will automatically increase by 0.50% of the initial liquidation preference per share of the Preferred Stock per quarter (up to a maximum aggregate increase of two percent (2%) of the initial liquidation preference per annum per share of the Preferred Stock) until cumulative dividends have been paid in full.

5.	Liquidation Preference.

(a) In the event of any voluntary or involuntary dissolution, liquidation or winding up of the Company (for the purposes of this Section 5, a “Liquidation”), prior to any payment or distribution of assets shall be made to the holders of Common Stock or the holders of any other securities of the Company ranking junior to the Preferred Stock upon Liquidation, but after payment of or provision for the Company’s debts, and other liabilities or other securities of the Company ranking senior to the Preferred Stock upon Liquidation, the holder of each share of Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Company legally available for distribution to its stockholders, and on a pro-rata basis with other preferred stock of equal ranking, a cash amount equal to liquidation preference equal to the greater of (i) 110% of the sum of (A) the initial liquidation preference per share plus (B) accrued and unpaid dividends thereon, if any, from the Issue Date through the date of such distribution of the assets, and (ii) an amount equal to the distribution amount such holder of Preferred Stock would have received had all shares of Preferred Stock been converted into Common Stock. The holders of any class or series of preferred stock ranking on a parity with the Preferred Stock as to Liquidation shall be entitled to receive the full respective liquidation preferences (including any premium) to which they are entitled and shall receive all accrued and unpaid dividends with respect to their respective shares through and including the date of distribution. The term “initial liquidation preference per share” shall mean, with respect to each share of Preferred Stock, $100, as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to the Preferred Stock.

(b) If upon any Liquidation of the Company, the assets available for distribution to the holders of Preferred Stock and any other securities of the Company ranking on a parity with the Preferred Stock upon Liquidation which shall then be outstanding shall be insufficient to pay the holders of all outstanding shares of Preferred Stock and all other such parity securities the full amounts of the liquidating distribution to which they shall be entitled (including all dividends accrued and unpaid), then the holders of each series of such securities will share ratably in any such distribution of assets in proportion to their full respective liquidating distributions to which such holders would otherwise be respectively entitled. After payment of any such liquidating preference and accrued dividends, the holders of shares of the Preferred Stock will not be entitled to any further participation in any distribution of assets by the Company.

(c) For purposes of this Section 5, a Liquidation shall not include (i) any consolidation or merger of the Company with or into any other person, corporation, trust or other entity or (ii) a voluntary sale, lease, transfer, conveyance or other disposition of all or substantially all of the Company’s assets to another corporation unless in connection therewith the Liquidation of the Company is specifically approved by all requisite corporate action.

(d) The holder of any shares of Preferred Stock shall not be entitled to receive any payment owed for such shares under this Section 5 until such holder shall cause to be delivered to the Company (i) the certificate(s) representing such shares of Preferred Stock and (ii) transfer instrument(s) reasonably satisfactory to the Company and sufficient to transfer such shares of Preferred Stock to the Company free of any adverse interest. No interest shall accrue on any payment upon Liquidation after the due date thereof.

(e) Written notice of any such voluntary or involuntary liquidation, dissolution or winding up of the Company, stating the payment date or dates when, and the place or places where, the amounts distributable in such circumstances shall be payable, shall be given by first class mail, postage pre-paid, not fewer than 30 or more than 60 days prior to the payment date stated therein, to each record holder of shares of Preferred Stock at the respective addresses of such holders as the same shall appear on the stock transfer records of the Company. After payment of the full amount of the liquidating distributions to which they are entitled, the holders of Preferred Stock will have no right or claim to any of the remaining assets of the Company.

6.	Redemption at the Option of the Company.

(a) Preferred Stock may not be redeemed at the option of the Company prior to November 15, 2014. On or after November 15, 2014, upon the affirmative vote of the disinterested members of the Board of Directors, the Company may, at its option, redeem the shares of Preferred Stock, in whole or in part, out of funds legally available therefor, at any time or from time to time, subject to the notice provisions and provisions for partial redemption described below, at a price (the “redemption price”) equal to 110% of the sum of (x) the initial liquidation preference per share, plus (y) all accrued and unpaid dividends, if any, to and including the redemption date, whether or not earned or declared, if the following conditions are satisfied as of the date of the redemption notice and on the redemption date:

(i) the stockholders have approved the amendments to the Certificate of Incorporation described in Section 9 below, and such amendments have been filed and become effective;

(ii) the number of authorized, but unissued and otherwise unreserved, shares of Common Stock are sufficient to allow for conversion of all of the Preferred Stock outstanding as of such date;

(iii) the shares of Common Stock issuable upon conversion of the Preferred Stock outstanding as of such date are freely tradable for non-Affiliates of the Company;

(iv) the Common Stock is listed on a national stock exchange;

(v) the issuance of Common Stock issuable upon conversion of all of the Preferred Stock outstanding as of such date would be not be in violation of the rules and regulations of the New York Stock Exchange; and

(vi) no pending or proposed Fundamental Change described under Section 8 has been publicly announced prior to such date that has not been consummated or terminated.

If the applicable redemption date is a Dividend Payment Date, the quarterly payment of dividends becoming due on such date shall be payable to the holders of such shares of Preferred Stock registered as such on the relevant record date subject to the terms and provisions of Section 3. If the applicable redemption date falls after a Dividend Record Date and on or prior to the corresponding Dividend Payment Date, (a) the Company shall pay 110% of the full amount of accumulated and unpaid dividends payable on such Dividend Payment Date only to the holder of record at the close of business on the corresponding Dividend Record Date and (b) the redemption price payable on the redemption date shall include only 110% of the initial liquidation preference per share of the Preferred Stock, but shall not include any amount in respect of dividends declared and payable on such corresponding Dividend Payment Date.

No sinking fund, mandatory redemption or other similar provision shall apply to the Preferred Stock.

(b) In case the Company shall desire to exercise the right to redeem the shares of Preferred Stock, in whole or in part, pursuant to Section 6(a), it shall fix a date for redemption, and it, or at its request (which must be received by the Transfer Agent at least ten (10) Business Days prior to the date the Transfer Agent is requested to give notice as described below unless a shorter period is agreed to by the Transfer Agent) the Transfer Agent in the name of and at the expense of the Company, shall mail or cause to be mailed a notice of such redemption at least fifteen (15) and not more than forty-five (45) days prior to the date fixed for redemption to the holders of the shares of Preferred Stock so to be redeemed at their last addresses as the same appear on the Company’s stock records (provided that if the Company shall give such notice, it shall also give such notice, and notice of the shares of Preferred Stock to be redeemed, to the Transfer Agent). Such mailing shall be by first class mail, postage pre-paid. The notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the holder of any share of Preferred Stock designated for redemption shall not affect the validity of the proceedings for the redemption of any other share of Preferred Stock.

In addition to any information required by law, each such notice of redemption shall specify the following:

•	the number of shares of Preferred Stock to be redeemed,

•	the date fixed for redemption,

•	the redemption price at which such shares of Preferred Stock are to be redeemed,

•	the place or places of payment, and that payment will be made upon presentation and surrender of the certificate or certificates representing such shares of Preferred Stock,

•	that 110% of unpaid dividends accrued to, and excluding the date fixed for redemption will be paid as specified in said notice,

•	that on and after said date dividends thereon or on the portion thereof to be redeemed will cease to accrue, and

•	the then current Conversion Rate and approximate Conversion Price and the date on which the right to convert such shares of Preferred Stock into Common Stock will expire.

On or prior to the redemption date specified in the notice of redemption given as provided in this Section 6(b), the Company will deposit with a bank or trust company having an office or agency in the Borough of

Manhattan, The City of New York and having a combined capital and surplus of at least $100,000,000 (the “Deposit Bank”) an amount of money sufficient to redeem on the redemption date all the shares of Preferred Stock so called for redemption (other than those theretofore surrendered for conversion into Common Stock) at the appropriate redemption price; provided that if such payment is made on the redemption date it must be received by the Deposit Bank by 10:00 a.m. New York City time, on such redemption date. If any shares of Preferred Stock called for redemption are converted pursuant hereto, any money deposited with the Deposit Bank or so segregated and held in trust for the redemption of such shares of Preferred Stock shall be paid to the Company upon its request, or, if then held by the Company shall be discharged from such trust. The Company shall be entitled to make any deposit of funds contemplated by this Section 6 under arrangements designed to permit such funds to generate interest or other income for the Company, and the Company shall be entitled to receive all interest and other income earned by any funds while they shall be deposited as contemplated by this Section 6, provided that the Company shall maintain on deposit funds sufficient to satisfy all payments which the deposit arrangement shall have been established to satisfy. If the conditions precedent to the disbursement of any funds deposited by the Company pursuant to this Section 6 shall not have been satisfied within two years after the establishment of such funds, then (i) such funds shall be returned to the Company upon its request, (ii) after such return, such funds shall be free of any trust which shall have been impressed upon them, (iii) the person entitled to the payment for which such funds shall have been originally intended shall have the right to look only to the Company for such payment, subject to applicable escheat laws, and (iv) the trustee which shall have held such funds shall be relieved of any responsibility for such funds upon the return of such funds to the Company.

If fewer than all the outstanding shares of Preferred Stock are to be redeemed, shares to be redeemed shall be selected by the Company from outstanding shares of Preferred Stock not previously called for redemption by lot or pro rata (as near as may be) or by any other equitable method determined by the Company in its sole discretion.

(c) If notice of redemption has been given as above provided, on and after the date fixed for redemption (unless the Company shall default in the payment of the redemption price) dividends on such shares of Preferred Stock so called for redemption shall cease to accrue and such shares of Preferred Stock shall be deemed no longer outstanding and the holders thereof shall have no right in respect of such shares of Preferred Stock except the right to receive the redemption price thereof, without interest thereon. On presentation and surrender of the certificate or certificates representing such shares of Preferred Stock at a place of payment specified in said notice, such shares of Preferred Stock to be redeemed shall be redeemed by the Company at the applicable redemption price.

If fewer than all the shares of Preferred Stock represented by any certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

(d) In connection with any redemption of Preferred Stock, the Company may arrange for the purchase and conversion of any Preferred Stock by an agreement with one or more investment bankers or other purchasers to purchase such Preferred Stock by paying to the Deposit Bank in trust for the holders of Preferred Stock, on or before the date fixed for redemption, an amount not less than the applicable redemption price of such Preferred Stock. Notwithstanding anything to the contrary contained in this Section 6, the obligation of the Company to pay the redemption price of such Preferred Stock, shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers. If such an agreement is entered into, a copy of which will be filed with the Deposit Bank prior to the date fixed for redemption, any certificate representing the Preferred Stock so converted not duly surrendered for conversion by the holders thereof may, at the option of the Company, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such holders and (notwithstanding anything to the contrary contained in Section 8) surrendered by such purchasers for conversion, all as of immediately prior to the close of business on the date fixed for redemption (and the right to convert any such Preferred Stock shall be deemed to have been extended through such time), subject to payment of the above amount as aforesaid. At the direction of the Company, the Deposit Bank shall hold and dispose of any such amount paid to it in the same manner as it would monies deposited with it by the Company for the redemption of Preferred Stock.

7.  Shares to Be Retired.  Any share of Preferred Stock converted, redeemed or otherwise acquired by the Company shall be retired and canceled and shall upon cancellation be restored to the status of authorized but unissued shares of preferred stock, subject to reissuance by the Board of Directors as shares of preferred stock of one or more series.

8.	Conversion.

(a) Upon the effectiveness of the amendment to the Certificate of Incorporation described in Section 9 below and upon compliance with the provisions of this Section 8, a holder of any shares of Preferred Stock shall thereafter have the right, at such holder’s option (except that, with respect to any shares of Preferred Stock which shall be called for redemption, such right shall terminate at the close of business on the Trading Day immediately preceding the date fixed for redemption of such shares of Preferred Stock unless the Company shall default in payment due upon redemption thereof), to convert such shares at any time at the conversion rate (the “Conversion Rate”) of 60.606 fully paid and non-assessable shares of Common Stock (as such shares shall then be constituted) per share of Preferred Stock, as adjusted in accordance with this Section 8, by surrender of the certificate or certificates representing such share of Preferred Stock so to be converted in the manner provided in Section 8(c). Upon the effectiveness of the amendment of the Certificate of Incorporation described in Section 9 below, the initial “Conversion Price” shall mean approximately $1.65 per share. Prior to the effectiveness of the amendment to the Certificate of Incorporation described in Section 9 below and upon compliance with the provisions of this Section 8, a holder of any shares of Preferred Stock shall have the right, at such holder’s option (except that, with respect to any shares of Preferred Stock which shall be called for redemption, such right shall terminate at the close of business on the Trading Day immediately preceding the date fixed for redemption of such shares of Preferred Stock unless the Company shall default in payment due upon redemption thereof), to convert such shares at any time at the Conversion Rate of 31.322 fully paid and non-assessable shares of Common Stock (as such shares shall then be constituted) per share of Preferred Stock, as adjusted in accordance with this Section 8, by surrender of the certificate or certificates representing such share of Preferred Stock so to be converted in the manner provided in Section 8(c). Prior to the effectiveness of the amendment of the Certificate of Incorporation described in Section 9 below, the initial “Conversion Price” shall mean approximately $3.19 per share. A holder of the Preferred Stock is not entitled to any rights of a holder of Common Stock until such holder has converted his Preferred Stock to Common Stock, and only to the extent such Preferred Stock is deemed to have been converted to Common Stock under this Section 8.

(b) In no event the Company may issue shares of Common Stock upon conversion of the Preferred Stock if such issuance would cause the aggregate outstanding shares of Common Stock to exceed the total authorized number of shares of Common Stock under the Certificate of Incorporation.

(c) In order to exercise the conversion right if a holder’s Preferred Stock is represented by physical certificates, the holder of the Preferred Stock to be converted shall surrender the certificate or certificates (with the notice of conversion (the “Conversion Notice”), the form of which is set forth in Section 17(a), on the reverse of the certificate or certificates duly completed) representing the number of shares to be so converted, duly endorsed, at an office or agency of the Transfer Agent in the Borough of Manhattan, The City of New York, and shall give written notice of conversion to the office or agency that the holder elects to convert such number of shares of Preferred Stock specified in said notice. Such notice shall also state the name or names (with address) in which the certificate or certificates for shares of Common Stock which shall be of Common Stock issuable on such conversion shall be issued, and shall be accompanied by transfer taxes, if required pursuant to Section 8(h). If a holder’s shares of Preferred Stock are represented by a global Preferred Stock certificate, such holder must comply with the Depositary’s procedures for converting a beneficial interest in such global Preferred Stock, and shall pay any transfer taxes, if required pursuant to Section 8(h). Each such share of Preferred Stock surrendered for conversion shall, unless the shares of Common Stock issuable on conversion are to be issued in the same name in which such share of Preferred Stock is registered, be duly endorsed by, or be accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the holder or his duly authorized attorney.

As promptly as practicable, but in any event within three (3) Business Days, after satisfaction of the requirements for conversion set forth above, the Company shall issue and shall deliver to such holder or, if shares of Common Stock issuable on conversion are to be issued in a name other than that in which such share of Preferred Stock to be converted is registered (as if such transfer were a transfer of the share of Preferred Stock so converted), to such other person, the certificate or certificates representing the number of shares of Common Stock issuable, or the cash payment to be made, upon the conversion of such share of Preferred Stock or a portion thereof in accordance with the provisions of this Section 8 and a check or cash in respect of any fractional interest in respect of a share of Common Stock arising upon such conversion, as provided in Section 8(d) (which payment, if any, shall be paid no later than three (3) Business Days after satisfaction of the requirements for conversion set forth above).

Each conversion shall be deemed to have been effected as of the close of business on the date on which the requirements set forth above in this Section 8(c) have been satisfied as to such share of Preferred Stock so converted, and the person in whose name any certificate or certificates for the shares of Common Stock shall be issuable upon such conversion shall be deemed to have become on said date the holder of record of the shares represented thereby; provided, however, that if any such surrender occurs on any date when the stock transfer books of the Company shall be closed, the conversion shall be effected on the next succeeding day on which such stock transfer books are open, and the person in whose name the certificates are to be issued shall be the record holder thereof for all purposes, but such conversion shall be at the Conversion Price in effect on the date upon which certificate or certificates representing such shares of Preferred Stock shall be surrendered. All shares of Common Stock delivered upon conversion of the Preferred Stock will, upon delivery, be duly authorized, validly issued and fully paid and nonassessable, free of all liens and charges and not subject to any preemptive rights. If less than the full number of shares of Preferred Stock, evidenced by the surrendered certificate(s), is being converted, the Company shall deliver or cause to be delivered a new certificate or certificates, of like tenor, for the number of shares evidenced by the surrendered certificate less the number of shares being converted.

Upon conversion of shares of Preferred Stock (in accordance with the provisions with this Section 8), accrued and unpaid dividends on such shares shall be paid in cash or, at the Company’s election, exchanged for a number of shares of Common Stock equal to the dollar value of such accrued and unpaid dividends divided by the Conversion Price then in effect at the time of such conversion. Such cash or shares, as applicable, shall be delivered in accordance with the second paragraph of this Section 8(c).

(d) In connection with the conversion of any shares of Preferred Stock, a portion of such shares may be converted; however, no fractional shares of Common Stock or scrip representing fractional shares shall be issued upon conversion of the Preferred Stock. If any fractional share of stock otherwise would be issuable upon the conversion of the Preferred Stock, the Company shall make a payment therefore in cash to the holder of the Preferred Stock based on the current market value of the Common Stock. The current market value of a share of Common Stock shall be the Closing Sale Price on the first Trading Day immediately preceding the day on which the Preferred Stock (or a specified portion thereof) is deemed to have been converted. If more than one share shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Preferred Stock so surrendered.

(e) The Conversion Rate shall be adjusted from time to time by the Company as follows; provided that any adjustments made to the Conversion Rate prior to the amendments to the Certificate of Incorporation (as described in Section 9) shall also be applied to the Conversion Rate in effect following such amendments as if the latter Conversion Rate were in effect as of the Issue Date:

(i) If the Company issues shares of Common Stock as a dividend or distribution on shares of Common Stock to all holders of Common Stock, or if the Company effects a share split or share combination, the Conversion Rate shall be adjusted based on the following formula:

CR1 = CR0 x OS1/OS0

where

CR0 = the Conversion Rate in effect immediately prior to the ex-dividend date for such dividend or distribution, or the effective date of such share split or share combination;

CR1 = the new Conversion Rate in effect immediately on and after the ex-dividend date for such dividend or distribution, or the effective date of such share split or share combination;

OS1 = the number of shares of Common Stock outstanding immediately after such dividend or distribution, or the effective date of such share split or share combination; and

OS0 = the number of shares of Common Stock outstanding immediately prior to such dividend or distribution, or the effective date of such share split or share combination.

Any adjustment made pursuant to this paragraph (i) shall become effective at the open of business on (x) the ex-dividend date for such dividend or other distribution or (y) the date on which such split or combination becomes effective, as applicable. If any dividend or distribution described in this paragraph (i) is declared but not so paid or made, the new Conversion Rate shall be readjusted to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

(ii) If the Company distributes to all holders of Common Stock any rights, warrants or options entitling them, for a period expiring not more than 60 days after the date of issuance of such rights, warrants or options, to subscribe for or purchase shares of Common Stock at a price per share that is less than the Closing Sale Price per share of Common Stock on the Business Day immediately preceding the time of announcement of such distribution, the Company shall adjust the conversion rate based on the following formula:

CR1 = CR0 x (OS0+X)/(OS0+Y)

where

CR0 = the Conversion Rate in effect immediately prior to the ex-dividend date for such distribution;

CR1 = the new Conversion Rate in effect immediately on and after the ex-dividend date for such distribution;

OS0 = the number of shares of Common Stock outstanding immediately prior to the ex-dividend date for such distribution;

X = the aggregate number of shares of Common Stock issuable pursuant to such rights, warrants or options; and

Y = the number of shares of Common Stock equal to the quotient of (A) the aggregate price payable to exercise such rights, warrants or options and (B) the Closing Sale Price per share of Common Stock on the Business Day immediately preceding the time of announcement for the issuance of such rights, warrants or options.

For purposes of this paragraph (ii), in determining whether any rights, warrants or options entitle the holders of shares of Common Stock to subscribe for or purchase shares of Common Stock at less than the applicable Closing Sale Price per share of Common Stock, and in determining the aggregate exercise or conversion price payable for such shares of Common Stock, there shall be taken into account any consideration the Company receives for such rights, warrants or options and any amount payable on exercise or conversion thereof, with the value of such consideration, if other than cash, to be determined by the Company’s Board of Directors. If any right, warrant or option described in this paragraph (ii) is not exercised or converted prior to the expiration of the exercisability or convertibility thereof, the Company shall adjust the new Conversion Rate to the Conversion Rate that would then be in effect if such right, warrant or option had not been so issued.

(iii) If the Company distributes shares of its capital stock, evidence of indebtedness, assets or property, other than cash, to all holders of Common Stock, excluding (A) dividends, distributions, rights, warrants or options referred to in paragraph (i) or (ii) above; (B) dividends or distributions paid exclusively in cash; and (C) spin-offs, as described below in this paragraph (iii) then the Company shall adjust the conversion rate based on the following formula:

CR1 = CR0 x SP0/(SP0 − FMV)

where

CR0 = the Conversion Rate in effect immediately prior to the ex-dividend date for such distribution;

CR1 = the new Conversion Rate in effect immediately on and after the ex-dividend date for such distribution;

SP0 = the average of the Closing Sale Price per share of Common Stock for the 10 consecutive Trading Days ending on the Business Day immediately preceding the ex-dividend date for such distribution; and

FMV = the fair market value (as determined in good faith by the Board of Directors) of the shares of capital stock, evidences of indebtedness, assets or property distributed with respect to each outstanding share of Common Stock on the earlier of the record date or the ex-dividend date for such distribution;

provided that if “FMV” with respect to any distribution of shares of capital stock, evidences of indebtedness or other assets or property of the Company is equal to or greater than “SP0” with respect to such distribution, then in lieu of the foregoing adjustment, adequate provision shall be made so that each holder of Preferred Stock shall have the right to receive on the date such shares of capital stock, evidences of indebtedness or other assets or property of the Company are distributed to holders of Common Stock, for each share of Preferred Stock, the amount of shares of capital stock, evidences of indebtedness or other assets or property of the Company such holder of Preferred Stock would have received had such holder of Preferred Stock owned a number of shares of Common Stock into which such Preferred Stock is then convertible at the conversion rate in effect on the ex-dividend date for such distribution.

An adjustment to the Conversion Rate made pursuant to the immediately preceding paragraph shall become effective on the ex-dividend date for such distribution.

If the Company distributes to all holders of Common Stock capital stock of any class or series, or similar equity interest, of or relating to one of the Company’s subsidiaries or other business unit (a “spin-off”) the Conversion

Rate in effect immediately before the 10th Trading Day from and including the effective date of the spin-off shall be adjusted based on the following formula:

CR1 = CR0 x (FMV0+MP0 )/ MP0

where

CR0 = the Conversion Rate in effect immediately prior to the 10th Trading Day immediately following, and including, the effective date of the spin-off;

CR1 = the new Conversion Rate in effect immediately on and after the 10th Trading Day immediately following, and including, the effective date of the spin-off;

FMV0 = the average of the Closing Sale Prices per share of the capital stock or similar equity interest distributed to holders of Common Stock applicable to one share of Common Stock over the first 10 consecutive Trading Days after the effective date of the spin-off; and

MP0 = the average of the Closing Sale Prices per share of Common Stock over the first 10 consecutive Trading Days after the effective date of the spin-off.

An adjustment to the Conversion Rate made pursuant to the immediately preceding paragraph shall occur on the 10th Trading Day from and including the effective date of the spin-off; provided that in respect of any conversion within the 10 Trading Days following the effective date of any spin-off, references within this paragraph (iii) to 10 Trading Days shall be deemed replaced with such lesser number of Trading Days as have elapsed between the effective date of such spin-off and the Conversion Date in determining the applicable conversion rate.

If any such dividend or distribution described in this paragraph (iii) is declared but not paid or made, the new Conversion Rate shall be re-adjusted to be the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

(iv) If the Company or any of its subsidiaries makes a payment in respect of a tender offer or exchange offer for shares of Common Stock to the extent that the cash and value of any other consideration included in the payment per share of Common Stock exceeds the Closing Sale Price per share of Common Stock on the Trading Day next succeeding the last date on which tenders or exchanges may be made pursuant to such tender offer or exchange offer, the Conversion Rate shall be adjusted based on the following formula:

CR1 = CR0 × (AC + (SP1 × OS1))/(SP1 × OS0)

where

CR0 = the Conversion Rate in effect on the day immediately following the date such tender or exchange offer expires;

CR1 = the Conversion Rate in effect on the second day immediately following the date such tender or exchange offer expires;

AC = the aggregate value of all cash and any other consideration (as determined by the Company’s Board of Directors) paid or payable for shares of Common Stock purchased in such tender or exchange offer;

OS0 = the number of shares of Common Stock outstanding immediately prior to the date such tender or exchange offer expires;

OS1 = the number of shares of Common Stock outstanding immediately after the date such tender or exchange offer expires (after giving effect to the purchase or exchange of shares pursuant to such tender or exchange offer); and

SP1 = the Closing Sale Price per share of Common Stock for the Trading Day immediately following the date such tender or exchange offer expires.

If the application of the foregoing formula would result in a decrease in the Conversion Rate, no adjustment to the Conversion Rate shall be made.

Any adjustment to the Conversion Rate made pursuant to this paragraph (iv) shall become effective on the second day immediately following the date such tender offer or exchange offer expires. If the Company or one of its subsidiaries is obligated to purchase shares of Common Stock pursuant to any such tender or exchange offer but is permanently prevented by applicable law from effecting any such purchase or all such purchases are rescinded, the Company shall re-adjust the new Conversion Rate to be the Conversion Rate that would be in effect if such tender or exchange offer had not been made.

(v) For six (6) months following the Issue Date, if the Company issues any Common Stock at a price that is less than the then current Conversion Price of the Preferred Stock, or any securities convertible into or exchangeable for, directly or indirectly, Common Stock (such securities, “Convertible Securities”) or any rights, warrants or options to purchase any such Common Stock or Convertible Securities with a conversion price or exercise price that is less than the then current Conversion Price of the Preferred Stock (all such issuances of securities, “Dilutive Issuances”), then the Conversion Price will be reduced concurrently with such issue or sale, according to the following formula:

CP1 = CP0 × (A + B) ÷ (A + C)

where

CP1 = the Conversion Price in effect immediately after such Dilutive Issuances;

CP0 = the Conversion Price in effect immediately prior to such Dilutive Issuances;

A = the number of shares of Common Stock outstanding immediately prior to such Dilutive Issuances, treating for this purpose as outstanding all shares of Common Stock issuable upon exercise of options outstanding immediately prior to such issue or upon conversion, exercise or exchange of Convertible Securities outstanding immediately prior to such issue;

B = the number of shares of Common Stock that would have been issued if such Dilutive Issuances had been at a price per share of Common Stock (or equivalent) equal to CP0; and

C = the number of shares of Common Stock issued (or the number of shares of Common Stock issuable upon the exercise of rights, warrants or options to purchase Common Stock or Convertible Securities and/or upon the conversion, exercise or exchange of Convertible Securities, as the case may be) in such Dilutive Issuances.

Notwithstanding anything to the contrary set forth above with respect to Conversion Price adjustments for Dilutive Issuances, no adjustment will be made to the Conversion Price of the Preferred Stock with regard to:

•	securities issued (other than for cash) in connection with a strategic merger, alliance, joint venture, acquisition, consolidation, licensing or partnering agreement;

•	Common Stock issued in connection with any credit facility obtained by the Company; or

•	Common Stock issued and grants of options to purchase Common Stock pursuant to an employment agreement or arrangement or an equity compensation plan approved by the Board of Directors.

If the Conversion Price is adjusted as described above, then the Conversion Rate shall be adjusted based on the following formula:

CR1 = CR0 × CP0/CP1

where

CR0 = the Conversion Rate in effect immediately prior to the Conversion Price adjustment;

CR1 = the Conversion Rate in effect immediately following the Conversion Price adjustment;

CP0 = the Conversion Price in effect immediately prior to such adjustment; and

CP1 = the Conversion Price in effect immediately after such adjustment.

(vi) If the Company has in effect a rights plan while any shares of Preferred Stock remain outstanding, holders of shares of Preferred Stock shall receive, upon a conversion of such shares in respect of which the Company has elected to deliver shares of Common Stock, in addition to such shares of Common Stock, rights under the Company’s stockholder rights agreement unless, prior to conversion, the rights have expired, terminated or been redeemed or unless the rights have separated from Common Stock.

If the rights provided for in any rights plan that the Company’s Board of Directors may adopt have separated from the Common Stock in accordance with the provisions of the rights plan so that holders of shares of Preferred Stock would not be entitled to receive any rights in respect of Common Stock that the Company elects to deliver upon conversion of shares of Preferred Stock, the Company shall adjust the Conversion Rate at the time of separation as if the Company had distributed to all holders of the Company’s capital stock, evidences of indebtedness or other assets or property pursuant to paragraph (iii) above, subject to readjustment upon the subsequent expiration, termination or redemption of the rights.

(vii) In no event shall the Conversion Price be reduced below $0.01, subject to adjustment for share splits and combinations and similar events.

(viii) The Company shall not make any adjustment to the Conversion Rate if holders of shares of Preferred Stock are permitted to participate, on an as-converted basis, in the transactions described in paragraphs (i) through (iv), and paragraph (vi) above.

(ix) The Conversion Rate shall not be adjusted except as specifically set forth in this Section 8. Without limiting the foregoing, the conversion rate shall not be adjusted for (A) the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Company’s securities or the investment of additional optional amounts in shares of Common Stock under any plan; (B) the issuance of any shares of Common Stock or options or rights to purchase such shares pursuant to any of the Company’s present or future employee, director, trustee or consultant benefit plans, employee agreements or arrangements or programs; (C) the issuance of any shares of Common Stock pursuant to any option, warrant, right, or exercisable, exchangeable or convertible security outstanding as of the Issue Date; (D) a change in the par value of Common Stock; (E) accumulated and unpaid dividends or distributions on the Preferred Stock, except as otherwise provided in this Certificate of Designations; or (F) the issuance of shares of Common Stock or any securities convertible into or exchangeable or exercisable for shares of the Company’s Common Stock or the payment of cash upon repurchase or redemption thereof, except as otherwise provided in this Section 8.

(x) No adjustment in the Conversion Rate shall be required unless the adjustment would require an increase or decrease of at least 1% of the Conversion Rate. If the adjustment is not made because the adjustment does not change the conversion rate by at least 1%, then the adjustment that is not made shall be carried forward and taken into account in any future adjustment. In addition, the Company will make any carry forward adjustments not otherwise effected (A) on each anniversary of the Issue Date, (B) upon conversion of any shares of Preferred Stock (but only with respect to such converted Preferred Stock) and (C) if the shares of the Preferred Stock are called for redemption. All required calculations shall be made to the nearest cent or 1/10,000th of a share, as the case may be.

(xi) To the extent permitted by law, the Company may, from time to time, increase the Conversion Rate for a period of at least 20 days if its Board of Directors determines that such an increase would be in Company’s best interests. Any such determination by the Company’s Board of Directors will be conclusive. In addition, the Company may increase the Conversion Rate if its Board of Directors deems it advisable to avoid or diminish any income tax to common stockholders resulting from any distribution of Common Stock or similar event. The Company will give holders of shares of the Preferred Stock at least 15 Business Days’ notice of any increase in the Conversion Rate.

(xii) Except as described in this Section 8, the Company shall not adjust the Conversion Rate for any issuance of shares of Common Stock or any securities convertible into or exchangeable or exercisable for shares of Common Stock or rights to purchase shares of Common Stock or such convertible, exchangeable or exercisable securities.

(xiii) Whenever the Conversion Rate is adjusted as herein provided, the Company shall promptly file with the Transfer Agent an Officers’ Certificate setting forth the Conversion Rate after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Promptly after delivery of such certificate, the Company shall prepare a notice of such adjustment of the Conversion Rate setting forth the adjusted Conversion Rate and the date on which each adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Rate to each holder of the Preferred Stock at his last address appearing on the Company’s stock records, within ten (10) days of the effective date of such adjustment. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

(xiv) In any case in which this Section 8(e) provides that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event (i) issuing to the holder of any share of Preferred Stock converted after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (ii) paying to such holder of Preferred Stock any amount in cash in lieu of any fraction pursuant to Section 8(d).

(xv) For purposes of this Section 8(e), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

(f) In the event that the Company shall be a party to any of the following transactions (each, a “Business Combination”): (i) any recapitalization, reclassification or change of shares of Common Stock (other than as a result of a subdivision or combination of Common Stock), (ii) any consolidation, merger or combination of the Company into any other person, or any consolidation, merger or combination of another person into the Company (other than a merger that does not result in a reclassification, conversion, exchange or cancellation of Common Stock), (iii) any sale, transfer, conveyance or lease to another person of all or substantially all of the property and assets of the Company (other than to one or more of its subsidiaries) or (iv) any statutory share exchange; in each case, as a result of which stockholders of Common Stock shall be entitled to receive stock, other securities, other property or assets (including cash or any combination thereof) with respect to or in exchange for the Common Stock, then appropriate provision shall be made so that the holder of each share of Preferred Stock then outstanding shall have the right thereafter to convert such Preferred Stock only into the kind and amount of stock, other securities or other property or assets (including cash or any combination thereof) that the holders of the Preferred Stock would have owned or been entitled to receive upon such Business Combination as if such holder of shares of Preferred Stock held a number of shares of Common Stock equal to the Conversion Rate in effect on the effective date for such Business Combination, multiplied by the number of shares of Preferred Stock held by such holder of shares of Preferred Stock. If such Business Combination also constitutes a specified Change in Control (as described in Section 8(m)), such holder of shares of Preferred Stock converting such shares will not receive additional shares if such holder does not convert its shares of Preferred Stock “in connection with” the relevant Change in Control (as described in Section 8(m)). In the event that the Company’s common stockholders have the opportunity to elect the form of consideration to be received in such Business Combination, the Company will make adequate provision whereby the holders of shares of Preferred Stock shall have a reasonable opportunity to determine the form of consideration into which all of the shares of the Preferred Stock, treated as a single class, shall be convertible from and after the effective date of such Business Combination. Such determination shall be based on the weighted average of elections made by the holders of shares of the Preferred Stock who participate in such determination, shall be subject to any limitations to which all of the Company’s common stockholders are subject, such as pro rata reductions applicable to any portion of the consideration payable in such Business Combination, and shall be conducted in such a manner as to be completed by the date which is the earliest of (1) the deadline for elections to be made by the Company’s common stockholders and (2) two Business Days prior to the anticipated effective date of the Business Combination.

The Company will provide notice of the opportunity to determine the form of such consideration, as well as notice of the determination made by the holders of shares of the Preferred Stock (and the weighted average of elections), by posting such notice with DTC and providing a copy of such notice to the Transfer Agent. If the effective date of a Business Combination is delayed beyond the initially anticipated effective date, the holders of shares of the Preferred Stock will be given the opportunity to make subsequent similar determinations in regard to such delayed effective date. The Company may not become a party to any such transaction unless its terms are consistent with the preceding. None of the foregoing provisions shall affect the right of a holder of shares of

Preferred Stock to convert such holder’s shares of Preferred Stock into shares of Common Stock prior to the effective date.

(g) The entity formed by such consolidation or resulting from such merger or that acquires such assets or that acquires the Company’s shares, as the case may be, shall make provision in its certificate or articles of incorporation or other constituent document to establish such right. Such certificate or articles of incorporation or other constituent document shall provide for adjustments that, for events subsequent to the effective date of such certificate or articles of incorporation or other constituent document, shall be as nearly equivalent as may be practicable to the relevant adjustments provided for in this Section 8. The above provisions shall similarly apply to successive transactions of the type described in this Section 8(g).

(h) The issue of stock certificates representing the shares of Common Stock on conversions of the Preferred Stock shall be made without charge to the converting holder of the Preferred Stock for any tax in respect of the issue thereof. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of stock in any name other than the name in which the shares of Preferred Stock with respect to which such shares of Common Stock are issued are registered, and the Company shall not be required to issue or deliver any such stock certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

(i) The Company covenants that all shares of Common Stock which may be delivered upon conversion of shares of Preferred Stock will upon delivery be duly and validly issued and fully paid and non-assessable, free of all liens and charges and not subject to any preemptive rights.

The Company covenants that it will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued shares of Common Stock or its issued shares of Common Stock held in its treasury, or both, a sufficient number of shares of Common Stock for the purpose of effecting conversions of shares of Preferred Stock not theretofore converted into Common Stock. For purposes of this reservation of Common Stock, the number of shares of Common Stock which shall be deliverable upon the conversion of all outstanding shares of Preferred Stock shall be computed as if at the time of computation all outstanding shares of Preferred Stock were held by a single holder. The issuance of shares of Common Stock upon conversion of shares of Preferred Stock is authorized in all respects.

The Company shall from time to time, in accordance with the laws of the State of Delaware, use its best efforts to increase the authorized number of shares of Common Stock if at any time the number of shares of authorized and unissued Common Stock shall not be sufficient to permit the conversion of all the then outstanding shares of Preferred Stock.

Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value, if any, of the shares of Common Stock issuable upon conversion of the Preferred Stock, the Company will take all corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue shares of such Common Stock at such adjusted Conversion Price.

The Company covenants that if any shares of Common Stock to be issued or provided for pursuant to this Certificate of Designation hereunder require registration with or approval of any governmental authority under any Federal or State law before such shares may be validly issued or provided for pursuant to this Certificate of Designation, the Company will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be.

(j) In case:

(i) the Company shall declare a dividend (or any other distribution) on its Common Stock; or

(ii) the Company shall authorize the granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any share of any class or any other rights or warrants; or

(iii) of any reclassification of the Common Stock of the Company (other than a subdivision or combination of its outstanding Common Stock, or a change in par value, or from par value to no par value,

or from no par value to par value), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

(iv) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

the Company shall cause to be filed with the Transfer Agent and to be mailed to each holder of the Preferred Stock at his address appearing on the Company’s stock records, as promptly as possible but in any event at least fifteen (15) days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up.

(k) If a Fundamental Change (as defined below) occurs on or prior to November 15, 2019, each holder of shares of the Preferred Stock will have the right to require the Company to repurchase for cash all, or a specified whole number, of such holder’s shares of Preferred Stock (the “Fundamental Change Repurchase Right”) on the date specified by the Company that is not later than 15 days after the date the Company gives notice of the consummation of the Fundamental Change (the “Fundamental Change Repurchase Date”), at a repurchase price equal to (i) 110% of the sum of the initial liquidation preference per share plus accrued and unpaid dividends to but excluding the Fundamental Change Repurchase Date in the event the Fundamental Change occurs prior to November 15, 2014, and (ii) 100% of the sum of the initial liquidation preference per share plus accrued and unpaid dividends to but excluding the Fundamental Change Repurchase Date (the “Fundamental Change Repurchase Price”). If such Fundamental Change Repurchase Date is after a Dividend Payment Record Date but on or prior to a Dividend Payment Date, however, then 110% of the dividend payable on such date will be paid to the holder of record of the Preferred Stock at the close of business on the relevant record date.

The Company will give notice by mail or by publication (with subsequent prompt notice by mail) to holders of the Preferred Stock and will post such notice with DTC and provide a copy of such notice to the Transfer Agent of the anticipated effective date of any proposed Fundamental Change which will occur on or prior to November 15, 2019. The Company must make this mailing or publication at least 15 days before the anticipated effective date of the Fundamental Change. In addition, no later than the third Business Day after the completion of such Fundamental Change, the Company must make an additional notice announcing such completion.

The term “Fundamental Change” generally will be deemed to occur upon a Change in Control or a termination of trading prior to November 15, 2019. A “Change in Control” will be deemed to have occurred when:

(1) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act or any successor provisions to either of the foregoing), including any group acting for the purpose of acquiring, holding, voting or disposing of securities within the meaning of Rule 13d-5(b)(1) under the Exchange Act, becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act, except that a person will be deemed to have “beneficial ownership” of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 50% or more of the total voting power of the Company’s Voting Stock (as defined below) (other than as a result of any merger, share exchange, transfer of assets or similar transaction solely for the purpose of changing the Company’s jurisdiction of incorporation and resulting in a reclassification, conversion or exchange of outstanding shares of Common Stock solely into shares of common stock of the surviving entity); or

(2) (A) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act or any successor provisions to either of the foregoing), including any group acting for the purpose of acquiring, holding, voting or disposing of securities within the meaning of Rule 13d-5(b)(1) under the Exchange Act becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act, except that a person will be deemed to have “beneficial ownership” of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of a majority of the total voting power of the Company’s Voting Stock (other than as a result of any merger, share exchange, transfer of assets or similar transaction solely for the purpose of changing the Company’s jurisdiction of incorporation and resulting in a reclassification, conversion or exchange of outstanding shares of Common Stock solely into shares of common stock of the surviving entity), and (B) a termination of trading shall have occurred; or

(3) the Company’s consolidation or merger with or into any other person, any merger of another person into the Company, or any sale, transfer, assignment, lease, conveyance or other disposition, directly or indirectly, of all or substantially all the Company’s assets and the assets of the Company’s subsidiaries, considered as a whole (other than a disposition of such assets as an entirety or virtually as an entirety to a wholly-owned subsidiary) shall have occurred, other than:

A. any transaction (a) that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of the Company’s capital stock, and (b) pursuant to which holders of the Company’s capital stock immediately prior to the transaction are entitled to exercise, directly or indirectly, 50% or more of the total voting power of all shares of capital stock entitled to vote generally in the election of directors of the continuing or surviving person immediately after the transaction; or

B. any merger, share exchange, transfer of assets or similar transaction solely for the purpose of changing the Company’s jurisdiction of incorporation and resulting in a reclassification, conversion or exchange of outstanding shares of Common Stock solely into shares of common stock of the surviving entity; or

(4) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors (together with any new directors whose nomination, election or appointment by such board or whose nomination for election by the Company’s stockholders was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election, nomination or appointment was previously so approved) cease for any reason to constitute 50% or more of the Board of Directors then in office; or

(5) the Company’s stockholders shall have approved any plan of liquidation or dissolution.

“Capital Stock” of any person means any and all shares, interests, participations or other equivalents (however designated) of corporate stock or other equity participations, including partnership interests, whether general or limited, of such person and any rights (other than debt securities convertible and exchangeable into an equity interest), warrants or options to acquire an equity interest in such person.

A “termination of trading” will be deemed to have occurred if Common Stock is not listed for trading on a U.S. national securities exchange or market, including, but not limited to, the over-the-counter market or bulletin board.

“Voting Stock” of any person means Capital Stock of such person which ordinarily has voting power for the election of directors (or persons performing similar functions) of such person, whether at all times or only for so long as no senior class of securities has such voting power by reason of any contingency.

(l) (i) A holder of Preferred Stock that has elected to convert such shares rather than require the Company to repurchase such shares pursuant to the Fundamental Change Repurchase Right shall not be able to exercise the Fundamental Change Repurchase Right.

(ii) Within 15 days after the occurrence of a Fundamental Change, the Company shall provide to the holders of Preferred Stock and the Company’s Transfer Agent a notice of the occurrence of the Fundamental Change and of the resulting repurchase right. Such notice shall state (a) the events constituting the Fundamental Change; (b) the date of the Fundamental Change; (c) the last date on which the holders of Preferred Stock may exercise the Fundamental Change Repurchase Right; (d) the Fundamental Change Repurchase Date; (e) that Preferred Stock as to which the Fundamental Change Repurchase Right has been exercised will be repurchased only if the notice of exercise of the Fundamental Change Repurchase Right has not been properly withdrawn; (f) the procedures that the holders of

Preferred Stock must follow to exercise the Fundamental Change Repurchase Right; and (g) the name and address of the paying agent and the purchase agent.

(iii) The Company shall also issue a press release for publication on the Dow Jones & Company, Inc., Business Wire or Bloomberg Business News (or, if such organizations are not in existence at the time of issuance of such press release, such other news or press organization as is reasonably calculated to broadly disseminate the relevant information to the public), or post notice on the Company’s website, in any event prior to the opening of business on the first Trading Day following any date on which the Company provides such notice to the holders of Preferred Stock.

(iv) The Fundamental Change Repurchase Date shall be a date no less than 20 days nor more than 35 days after the date on which the Company gives the notice described in Section 8(l)(ii). To exercise the Fundamental Change Repurchase Right, the holder of Preferred Stock shall deliver, on or before the close of business on the Fundamental Change Repurchase Date, the Preferred Stock to be repurchased, duly endorsed for transfer, together with a completed written repurchase notice, to the Company’s Transfer Agent. The repurchase notice shall state (a) the relevant Fundamental Change Repurchase Date; (b) the number of shares of Preferred Stock to be repurchased; and (c) that the Preferred Stock is to be repurchased pursuant to the applicable provisions of the Preferred Stock. Notwithstanding the foregoing, if the Preferred Stock is held in global form, the repurchase notice shall comply with applicable DTC procedures.

(v) Holders of Preferred Stock may withdraw any notice of exercise of their Fundamental Change Repurchase Right (in whole or in part) by a written notice of withdrawal delivered to the Company’s Transfer Agent prior to the close of business on the Business Day prior to the Fundamental Change Repurchase Date. The notice of withdrawal shall state (a) the number of withdrawn shares of Preferred Stock; (b) if certificated shares of Preferred Stock have been issued, the certificate numbers of the withdrawn shares of Preferred Stock; and (c) the number of shares of the Preferred Stock, if any, which remain subject to the repurchase notice. Notwithstanding the foregoing, if the Preferred Stock is held in global form, the notice of withdrawal shall comply with applicable DTC procedures.

(vi) Preferred Stock as to which the Fundamental Change Repurchase Right has been properly exercised and for which the repurchase notice has not been properly withdrawn shall be repurchased in accordance with the Fundamental Change Repurchase Right on the Fundamental Change Repurchase Date.

(vii) Payment of the applicable Fundamental Change Repurchase Price is conditioned upon delivery of the certificate or certificates for the Preferred Stock to be repurchased. If less than the full number of shares of Preferred Stock evidenced by the surrendered certificate or certificates is being repurchased, a new certificate or certificates, of like tenor, for the number of shares evidenced by the surrendered certificate or certificates, less the number of shares being repurchased, will be issued promptly to the holder.

(m) If a Change in Control described in the clauses (2) or (3) of the definition of Change in Control set forth above occurs prior to November 15, 2014, the Company will increase the conversion rate, to the extent described below, by a number of additional shares if a holder elects to convert shares of Preferred Stock in connection with any such transaction by increasing the Conversion Rate applicable to such shares if and as required below; provided, however, that the Company will not adjust the conversion rate if a Change in Control described in clause (3) of the definition of Change in Control occurs and 90% of the consideration (excluding cash payments for fractional shares) in the transaction or transactions constituting the Change in Control consists of shares of common stock that are, or upon issuance will be, traded on the New York Stock Exchange or approved for trading on a Nasdaq market and, as a result of such transaction or transactions, the Preferred Stock becomes convertible solely into such common stock and other consideration payable in such transaction or transactions.

A conversion of shares of Preferred Stock by a holder will be deemed for these purposes to be “in connection with” a Change in Control if the holder’s written conversion notice is received by the Company at the Company’s principal office or by the Transfer Agent on or subsequent to the date 10 Trading Days prior to the date announced by the Company as the anticipated effective date of the Change in Control but before the close of business on the Business Day immediately preceding the related date on which the Change in Control becomes effective (the “effective date”). Any adjustment to the conversion rate will have the effect of increasing the amount of any cash, securities or other assets otherwise due to holders of shares of Preferred Stock upon conversion.

Any increase in the applicable Conversion Rate will be determined by reference to the table below and is based on the Change in Control effective date and the price (the “stock price”) paid per share of Common Stock in the transaction constituting the Change in Control. If holders of Common Stock receive only cash in the transaction, the stock price shall be the cash amount paid per share of Common Stock. Otherwise, the stock price shall be equal to the average Closing Sale Price per share of Common Stock over the five Trading-Day period ending on the Trading Day immediately preceding the effective date.

The following table sets forth the additional number of shares, if any, of Common Stock issuable upon conversion of each share of Preferred Stock in connection with such a Change in Control, as specified above.

Additional Shares Upon a Change in Control

	Effective Date
Stock Price on	November 1,	November 1,	November 1,	November 1,	November 1,	November 1,
Effective Date	2009	2010	2011	2012	2013	2014

$1.50	11.112	10.365	9.477	8.589	7.701	6.813
$2.00	7.284	6.768	5.686	4.604	3.522	2.440
$2.50	5.093	4.722	3.571	2.420	1.268	0.117
$3.00	3.700	3.426	2.570	1.713	0.857	0.000
$3.50	2.755	2.547	1.910	1.274	0.637	0.000
$4.00	2.083	1.923	1.442	0.962	0.481	0.000
$4.50	1.586	1.462	1.097	0.731	0.366	0.000
$5.00	1.213	1.118	0.839	0.559	0.280	0.000

The actual stock price and effective date may not be set forth in the foregoing table, in which case:

•	If the actual stock price on the effective date is between two stock prices in the table or the actual effective date is between two effective dates in the table, the amount of the Conversion Rate adjustment will be determined by a straight-line interpolation between the adjustment amounts set forth for such two stock prices or such two effective dates on the table based on a 360-day year, as applicable.

•	If the stock price on the effective date equals or exceeds $5.00 per share (subject to adjustment as described below), no adjustment in the applicable Conversion Rate will be made.

•	If the stock price on the effective date is less than $1.50 per share (subject to adjustment as described below), no adjustment in the applicable Conversion Rate will be made.

The stock prices set forth in the first column of the table above will be adjusted as of any date on which the Conversion Rate of shares of Preferred Stock is adjusted. The adjusted stock prices will equal the stock prices applicable immediately prior to such adjustment multiplied by a fraction, the numerator of which is the Conversion Rate immediately prior to the adjustment giving rise to the stock price adjustment and the denominator of which is the Conversion Rate as so adjusted. The Conversion Rate adjustment amounts set forth in the table above will be adjusted in the same manner as the Conversion Rate other than by operation of an adjustment to the Conversion Rate by virtue of the adjustment to the conversion rate as described above.

The additional shares, if any, or any cash delivered to satisfy the Company’s obligations to holders that convert their shares of Preferred Stock in connection with a Change in Control will be delivered upon the later of the settlement date for the conversion and promptly following the effective date of the Change in Control transaction.

Notwithstanding the foregoing, in no event will the Conversion Rate exceed 71.718 shares of Common Stock per share of Preferred Stock solely as a result of the application of this Section 8(m), which maximum amount is subject to adjustments in the same manner as the Conversion Rate as set forth elsewhere in this Section 8.

9.	Amendments to the Certificate of Incorporation.

(a) The Company hereby agrees that, as promptly as practicable after the Issue Date (but in no event later than 120 days after such date), it will seek the requisite approval of stockholders to amend the Certificate of

Incorporation in order to (i) increase the Company’s authorized capital stock to 220,000,000 shares of capital stock, 200,000,000 of such shares being Common Stock, par value $0.01 per share and 20,000,000 of such shares being preferred stock, par value $0.01 per share, issuable in one or more series or classes, and (ii) increase the size of the Board of Directors to provide for an adequate number of directors to permit the election of the Preferred Directors in the event that the Company is in arrears with respect to the Preferred Stock for six or more quarters to provide for the Preferred Directors. If the amendments to the Certificate of Incorporation are approved, subject to certain limitations, if dividends on the Preferred Stock are in arrears for six or more quarters, whether or not consecutive, holders representing a majority of shares of the Preferred Stock (voting together as a class with the holders of all other classes or series of preferred stock upon which like voting rights have been conferred and are exercisable) shall be entitled to nominate and vote for the election of two additional directors to serve on the Board of Directors, until all unpaid dividends with respect to the Preferred Stock and any other class or series of preferred stock upon which like voting rights have been conferred and are exercisable have been paid or declared and a sum sufficient for payment is set aside for such payment.

(b) If the amendments to the Certificate of Incorporation have not been approved by the Company’s stockholders and become effective by the 120-day anniversary of the Issue Date (the “stockholder approval failure date”), then the annual dividend rate will increase by two percent (2%) per annum of the initial liquidation preference per share of Preferred Stock until such time as the amendments to the Certificate of Incorporation are approved and become effective. Holders of Preferred Stock who do not approve such amendments to the Certificate of Incorporation shall automatically be deemed to have exchanged all of their shares of Preferred Stock for a like number of shares of Replacement Preferred Stock.

In addition, if an amendment is not effective prior to 120 days after the Issue Date, holders of Preferred Stock may require the Company to repurchase all, or a specified whole number, of share of their Preferred Stock at a repurchase price equal to 110% of the sum of (i) the initial liquidation preference plus (ii) accumulated but unpaid dividends to but excluding the stockholder approval failure date (the “stockholder approval failure repurchase right”). The Company will give notice by mail or by publication (with subsequent prompt notice by mail) to holders of Preferred Stock and will post such notice with DTC and provide a copy of such notice to the Transfer Agent of the stockholder approval failure date.

A holder of Preferred Stock that has elected to convert its shares of Preferred Stock rather than require the Company to repurchase its shares of Preferred Stock pursuant to the stockholder approval failure notice will not be able to exercise the stockholder approval failure repurchase right.

A holder of Preferred Stock who does not approve of the amendments to the Certificate of Incorporation described in this Section 9 shall automatically be deemed to have exchanged all of their shares of Preferred Stock for a like number of shares of Replacement Preferred Stock.

Within 15 days after the occurrence of the stockholder approval failure date, the Company will provide to the holders of Preferred Stock and the Transfer Agent a notice of the occurrence of the stockholder approval failure date and the resulting repurchase offer. Such notice will state:

•	the events constituting the stockholder approval failure;

•	the date of the stockholder approval failure;

•	the last date on which the holders of Preferred Stock may exercise the stockholder approval failure repurchase right;

•	the stockholder approval failure repurchase date;

•	the name and address of the paying agent and the repurchase agent;

•	that Preferred Stock as to which the stockholder approval failure repurchase right has been exercised will be repurchased only if the notice of exercise of the stockholder approval failure repurchase right has not been properly withdrawn; and

•	the procedures that the holders of Preferred Stock must follow to exercise the stockholder approval failure repurchase right.

The Company will also issue a press release for publication on the Dow Jones & Company, Inc., Business Wire or Bloomberg Business News (or, if such organizations are not in existence at the time of issuance of such press release, such other news or press organization as is reasonably calculated to broadly disseminate the relevant information to the public), or post notice on the Company’s website, in any event prior to the opening of business on the first Trading Day following any date on which the Company provides such notice to the holders of Preferred Stock.

The stockholder approval failure repurchase date will be a date not less than 20 days nor more than 35 days after the date on which the Company gives the above notice. To exercise the stockholder approval failure repurchase right, each holder of Preferred Stock must deliver, on or before the close of business on the stockholder approval failure repurchase date, the Preferred Stock to be repurchased, duly endorsed for transfer, together with a completed written stockholder approval failure notice, to the Transfer Agent. The stockholder approval failure notice will state:

•	the relevant stockholder approval failure repurchase date;

•	the number of shares of Preferred Stock to be repurchased;

•	evidence that the shares tendered for repurchase were voted to approve the Certificate of Incorporation; and

•	that the Preferred Stock is to be repurchased pursuant to the applicable provisions of the Preferred Stock.

If the Preferred Stock is held in global form, the repurchase notice must comply with applicable DTC procedures.

Holders of Preferred Stock may withdraw any notice of exercise of their stockholder approval failure repurchase right (in whole or in part) by a written notice of withdrawal delivered to the Company’s transfer agent prior to the close of business on the Business Day prior to the stockholder approval failure repurchase date. The notice of withdrawal must state:

•	the number of withdrawn shares of Preferred Stock;

•	if certificated shares of Preferred Stock have been issued, the certificate numbers of the withdrawn shares of Preferred Stock; and

•	the number of shares of Preferred Stock, if any, which remain subject to the repurchase notice.

If the Preferred Stock is held in global form, the notice of withdrawal must comply with applicable DTC procedures.

Preferred stock as to which the stockholder approval failure repurchase right has been properly exercised and for which the repurchase notice has not been properly withdrawn will be repurchased in accordance with the stockholder approval failure repurchase right on the stockholder approval failure repurchase date. Payment of the stockholder approval failure repurchase price is conditioned upon delivery of the certificate or certificates for the Preferred Stock to be repurchased. If less than the full number of shares of Preferred Stock evidenced by the surrendered certificate or certificates is being repurchased, a new certificate or certificates, of like tenor, for the number of shares evidenced by the surrendered certificate or certificates, less the number of shares being repurchased, will be issued promptly to the holder.

(c) The Company hereby agrees that, until the stockholders have approved the amendments to the Certificate of Incorporation described above and such amendments have become effective, it will not enter into any agreement, including agreements relating to the Company’s indebtedness or any future series of preferred stock, that would restrict or prevent the Company’s ability to pay cash upon any exercise of the stockholder approval failure repurchase right.

10.	Ranking.

The Preferred Stock will rank, with respect to distribution rights and rights upon the Company’s liquidation, winding-up or dissolution:

(a) junior to all of the Company’s existing and future debt obligations, including convertible or exchangeable debt securities;

(b) senior to the Company’s Common Stock and to any other of the Company’s equity securities that by their terms rank junior to the Preferred Stock with respect to distribution rights or payments upon the Company’s liquidation, winding-up or dissolution;

(c) on a parity with other series of the Company’s preferred stock or other equity securities that the Company may later authorize and that by their terms are on a parity with the Preferred Stock (“Parity Preferred”); and

(d) junior to any equity securities that the Company may later authorize and that by their terms rank senior to the Preferred Stock.

While any shares of Preferred Stock are outstanding, the Company may not authorize or issue any equity securities that rank senior to the Preferred Stock without the affirmative vote of holders representing at least a majority of the outstanding Preferred Stock. In addition, so long as 25% of the shares of Preferred Stock issued on the Issue Date are outstanding, the Company may not authorize or issue any equity securities that rank on a parity with the Preferred Stock without .the affirmative vote of holders representing at least a majority of the outstanding Preferred Stock.

11.  Maturity.  The Preferred Stock has no maturity date and the Company is not required to redeem the Preferred Stock at any time, subject to Sections 8(k) and 9(b). Accordingly, the Preferred Stock will remain outstanding indefinitely, subject to Sections 8(k) and 9(b), unless a holder of shares of the Preferred Stock decides to convert such shares or to cause the Company to repurchase such shares in connection with a Fundamental Change as set forth in Section 8(k) above or the failure to obtain the stockholder approval of the amendments described in Section 9 above, or the Company decides to redeem such shares, each in accordance with the terms set forth herein.

12.	Voting Rights.

(a) Holders of the Preferred Stock shall vote on an “as if” converted basis with holders of Common Stock as a single class on all matters subject to a vote by the holders of Common Stock, except as provided under Delaware law.

(b) Subject to amending the Certificate of Incorporation as described in Section 9, whenever dividends on any shares of Preferred Stock shall be in arrears for six or more consecutive or non-consecutive quarters (a “Preferred Dividend Default”), the holders representing a majority of outstanding shares of Preferred Stock (voting together as a single class with all other classes or series of preferred stock upon which like voting rights have been conferred and are exercisable), shall be entitled to nominate and vote for the election (“Preferred Director Voting Rights”) of a total of two additional directors of the Company (the “Preferred Directors”) until all dividends accumulated on such Preferred Stock and preferred stock upon which like voting rights have been conferred and are exercisable for the past dividend periods shall have been fully paid or declared and a sum sufficient for the payment thereof set aside for payment; provided that the election of any such directors will not cause the Company to violate the corporate governance requirement of the New York Stock Exchange (or any other exchange or automated quotation system on which the Company’s securities may be listed or quoted) that requires listed or quoted companies to have a majority of independent directors; and provided further that the Board of Directors will, at no time, include more than two Preferred Directors. In such case, the entire Board of Directors will be increased by two directors.

(c) The Preferred Directors will be elected by holders representing a majority of shares of Preferred Stock for a one-year term and each Preferred Director will serve until his or her successor is duly elected and qualifies or until such Preferred Director’s right to hold the office terminates, whichever occurs earlier, subject to such Preferred Director’s earlier death, disqualification or removal. The election will take place at (i) either (a) a special meeting called in accordance with Section 12(d) below if the request is received more than 75 days before the date fixed for the Company’s next annual or special meeting of stockholders or (b) the next annual or special meeting of stockholders if the request is received within 75 days of the date fixed for the Company’s next annual or special meeting of stockholders, and (ii) at each subsequent annual meeting of stockholders, or special meeting held in place thereof, until all such dividends in arrears on the Preferred Stock and each such class or series of outstanding preferred stock upon which like voting rights have been conferred and are exercisable have been paid in full. A dividend in respect of Preferred Stock shall be considered timely made if made within two Business Days after the applicable Dividend Payment Date if at the time of such late payment date there shall not be any prior quarterly dividend periods in respect of which full dividends were not timely made at the applicable Dividend Payment Date.

(d) At any time when such Preferred Director Voting Rights shall have vested, a proper officer of the Company shall call or cause to be called, upon written request of holders of record of at least 15% of the outstanding shares of Preferred Stock and preferred stock upon which like voting rights have been conferred and are exercisable, a special meeting of the holders of Preferred Stock and each class or series of preferred stock upon which like voting rights have been conferred and are exercisable by mailing or causing to be mailed to such holders a notice of such special meeting to be held not fewer than ten or more than 75 days after the date such notice is given. The record date for determining holders of the Preferred Stock and preferred stock upon which like voting rights have been conferred and are exercisable entitled to notice of and to vote at such special meeting will be the close of business on the third Business Day preceding the day on which such notice is mailed. At any such annual or special meeting, all of the holders of the Preferred Stock and preferred stock upon which like voting rights have been conferred and are exercisable, by majority vote, voting together as a single class without regard to class or series will be entitled to elect two directors on the basis of one vote per $100.00 of liquidation preference to which such Preferred Stock and preferred stock upon which like voting rights have been conferred and are exercisable are entitled by their terms (excluding amounts in respect of accumulated and unpaid dividends) and not cumulatively. The holder or holders of one-third of the Preferred Stock and preferred stock upon which like voting rights have been conferred and are exercisable voting as a single class then outstanding, present in person or by proxy, will constitute a quorum for the election of the Preferred Directors except as otherwise provided by law. Notice of all meetings at which holders of the Preferred Stock and preferred stock upon which like voting rights have been conferred and are exercisable shall be entitled to vote will be given to such holders at their addresses as they appear in the transfer records. At any such meeting or adjournment thereof in the absence of a quorum, subject to the provisions of any applicable law, a majority of the holders of the Preferred Stock and preferred stock upon which like voting rights have been conferred and are exercisable voting as a single class present in person or by proxy shall have the power to adjourn the meeting for the election of the Preferred Directors, without notice other than an announcement at the meeting, until a quorum is present. If a Preferred Dividend Default shall terminate after the notice of a special meeting has been given but before such special meeting has been held, the Company shall, as soon as practicable after such termination, mail or cause to be mailed notice of such termination to holders of the Preferred Stock and preferred stock upon which like voting rights have been conferred and are exercisable that would have been entitled to vote at such special meeting.

(e) If and when all accumulated dividends on such Preferred Stock and all classes or series of preferred stock upon which like voting rights have been conferred and are exercisable for the past dividend periods shall have been fully paid or declared and a sum sufficient for the payment thereof set aside for payment, the right of the holders of Preferred Stock and preferred stock upon which like voting rights have been conferred and are exercisable to elect such additional two directors shall immediately cease (subject to revesting in the event of each and every Preferred Dividend Default), and the term of office of each Preferred Director so elected shall immediately terminate and the entire Board of Directors shall be reduced accordingly. Any Preferred Director may be removed at any time with or without cause by the vote of, and shall not be removed otherwise than by the vote of, the holders of record of a majority of the outstanding Preferred Stock and preferred stock upon which like voting rights have been conferred and are exercisable entitled to vote thereon when they have the Preferred Director Voting Rights set forth in Section 12(b) (voting as a single class). So long as a Preferred Dividend Default shall continue, any vacancy in the office of a Preferred Director may be filled by written consent of the Preferred Director remaining in office, or if none remains in office, by a vote of the holders of record of a majority of the outstanding Preferred Stock when they have the voting rights described above (voting as a single class with all other classes or series of preferred stock upon which like voting rights have been conferred and are exercisable); provided that the filling of each vacancy will not cause the Company to violate the corporate governance requirement of the New York Stock Exchange (or any other exchange or automated quotation system on which the Company’s securities may be listed or quoted) that requires listed or quoted companies to have a majority of independent directors. Each of the Preferred Directors shall be entitled to one vote on any matter.

(f) So long as any shares of Preferred Stock remain outstanding, the affirmative vote or consent of holders representing at least a majority of the outstanding shares of Preferred Stock voting as a separate class will be required to: (i) authorize, create or issue, or increase the number of authorized or issued shares of, any class or series of capital stock ranking senior to the Preferred Stock with respect to payment of dividends or the distribution of assets upon liquidation, dissolution or winding up of the affairs of the Company or reclassify any authorized shares of capital stock of the Company into such capital stock, or create, authorize or issue any obligation or security convertible into or evidencing the right to purchase any such capital stock; or (ii) amend, alter or repeal the provisions of the Certificate of Incorporation or the terms of the Preferred Stock, whether by merger, consolidation, transfer or conveyance of all or substantially all of its assets or otherwise (an “Event”), so as to materially and adversely affect any right, preference, privilege or voting power of the Preferred Stock; provided however, with respect to the occurrence of any of the Events set forth in (ii) above, so long as the Preferred Stock remains outstanding with the terms thereof materially unchanged, taking into account that, upon the occurrence of an Event, the Company may not be the surviving entity, the occurrence of such Event shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting power of Preferred Stock, and in such case such holders shall not have any voting rights with respect to the occurrence of any of the Events set forth in (ii) above. In addition, holders of the Preferred Stock will not have any voting rights with respect to the events described in (ii) above, if such holders receive the greater of (i) the full trading price of the Preferred Stock on the date of an Event set forth in (ii) above or (ii) 110% of the sum of the initial liquidation preference per share of the Preferred Stock plus accrued and unpaid dividends thereon pursuant to the occurrence of any of the Events set forth in (ii) above. So long as 25% of the shares of the Preferred Stock issued on the Issue Date remain outstanding, the Company will not, without the consent or the affirmative vote of holders representing at least a majority of the outstanding shares of Preferred Stock voting as a separate class, authorize, create or issue, or increase the number of authorized or issued shares of, any class or series of stock ranking on a parity with such Preferred Stock with respect to payment of dividends, or the distribution of assets upon the liquidation, winding-up or dissolution of the Company’s affairs, or reclassify any of the Company’s authorized capital stock into any such shares, or create, authorize or issue any obligation or security convertible into or evidencing the right to purchase any such shares.

(g) Without the consent of the holders of the Preferred Stock, so long as such action does not adversely affect the special rights, preferences, privileges and voting powers of the Preferred Stock, taken as a whole, the Company may amend, alter, supplement, or repeal any terms of the Preferred Stock for the following purposes:

•	to cure any ambiguity, or to cure, correct, or supplement any provision contained in this Certificate of Designations that may be ambiguous, defective, or inconsistent, so long as such change does not adversely affect the rights of any holder of Preferred Stock, or

•	to make any provision with respect to matters or questions relating to the Preferred Stock that is not inconsistent with the provisions of this Certificate of Designations, so long as such change does not adversely affect the rights of any holder of Preferred Stock.

(h) The foregoing voting provisions of this Section 12 shall not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of Preferred Stock shall have been redeemed or called for redemption upon proper notice and sufficient funds, in cash, shall have been deposited in trust to effect such redemption.

(i) In any matter in which the Preferred Stock may vote (as expressly provided herein), each share of Preferred Stock shall be entitled to one vote per $100.00 of liquidation preference. Where the holders of the Preferred Stock are entitled to vote as a class with holders of any other class or series of preferred stock having similar voting rights that are exercisable, each class or series shall have the number of votes proportionate to the aggregate liquidation preference of its outstanding shares.

13.  Record Holders.  The Company and the Transfer Agent may deem and treat the record holder of any shares of Preferred Stock as the true and lawful owner thereof for all purposes and neither the Company nor the Transfer Agent shall be affected by any notice to the contrary.

14.  Notice.  Except as may otherwise be provided for herein, all notices referred to herein shall be in writing, and all notices hereunder shall be deemed to have been given upon receipt, in the case of a notice of conversion given to the Company as contemplated in Section 8(c) hereof, or, in all other cases, upon the earlier of receipt of such notice or three Business Days after the mailing of such notice if sent by registered mail (unless first-class mail shall be specifically permitted for such notice under the terms of these resolutions) with postage prepaid, addressed, if to the Company, to its offices at 1551 N. Tustin Avenue, Suite 300, Santa Ana, California 92705 (Attention: Corporate Secretary) or to an agent of the Company designated as permitted by this Certificate of Designation, or, if to any holder of the Preferred Stock, to such holder at the address of such holder of the Preferred Stock as listed in the Company’s stock records or to such other address as the Company or holder, as the case may be, shall have designated by notice similarly given.

15.  Global Preferred Stock; Certificates.  So long as the shares of Preferred Stock are eligible for book-entry settlement with the Depositary, or unless otherwise required by law, all shares of Preferred Stock that are so eligible may be represented by a Preferred Stock certificate in global form (the “Global Certificate”) registered in the name of the Depositary or the nominee of the Depositary, except as otherwise specified below. The transfer and exchange of beneficial interests in the Global Certificate shall be effected through the Depositary in accordance with this Certificate and the procedures of the Depositary therefor.

The shares of Preferred Stock will initially be represented by one or more Global Certificates, except that shares of Preferred Stock that will initially be issued to certain accredited investors that are not qualified institutional buyers within the meaning of Rule 144A under the Securities Act will be issued in certificated form.

Transfers of interests in a Global Certificate will be made in accordance with the standing instructions and procedures of the Depository and its participants. The Transfer Agent shall make appropriate endorsements to reflect increases or decreases in the Global Certificate as set forth on the face of the Global Certificate to reflect any such transfers.

Except as otherwise provided for in this Section 15, beneficial owners of an interest in a Global Certificate shall not be entitled to have certificates registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and will not be considered holders of such Global Certificates.

Notwithstanding any other provisions of this Certificate (other than the provisions set forth in this Section 15), a Global Certificate may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee to a successor Depositary or a nominee of such successor Depositary.

The Depositary shall be a clearing agency registered under the Exchange Act. The Company initially appoints The Depository Trust Company to act as Depositary with respect to the Global Certificates. Initially, the Global Certificate shall be issued to the Depositary, registered in the name of Cede & Co., as the nominee of the Depositary, and deposited with a custodian for Cede & Co.

If at any time the Depositary for a Global Certificate notifies the Company that it is unwilling or unable to continue as Depositary for such Global Certificate, the Company may appoint a successor Depositary with respect to such Global Certificate. If a successor Depositary for the Preferred Stock is not appointed by the Company within 90 days after the Company receives such notice, the Company will execute, and the Transfer Agent will authenticate and deliver, Preferred Stock in certificated form, in an aggregate principal amount equal to the principal amount of the Global Certificate, in exchange for such Global Certificate.

Preferred Stock in definitive form issued in exchange for all or a part of a Global Certificate pursuant to this Section 15 shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Transfer Agent. Upon execution and authentication, the Transfer Agent shall deliver such Preferred Stock in certificated form to the Persons in whose names such Preferred Stock in definitive form are so registered.

At such time as all interests in a Global Certificate have been redeemed, converted, exchanged, repurchased or canceled for Preferred Stock in definitive form, or transferred to a transferee who receives Preferred Stock in definitive form, such Global Certificate shall be, upon receipt thereof, canceled by the Transfer Agent in accordance with standing procedures and instructions existing between the custodian and Depositary. At any time prior to such cancellation, if any interest in a Global Certificate is exchanged for Preferred Stock in certificated form, redeemed, converted, exchanged, repurchased by the Company or canceled, or transferred for part of a Global Certificate, the principal amount of such Global Certificate shall, in accordance with the standing procedures and instructions existing between the custodian and the Depositary, be reduced or increased, as the case may be, and an endorsement shall be made on such Global Certificate, by the Transfer Agent or the custodian, at the direction of the Transfer Agent, to reflect such reduction or increase.

16.	Legends.

(a) Except as otherwise permitted by this Section 16, (i) each Preferred Stock certificate (including each Preferred Stock certificate issued upon the transfer of any shares of Preferred Stock) and (ii) each Common Stock certificate issued upon the conversion of any Preferred Stock shall be stamped or otherwise imprinted with a legend in substantially the following form:

NEITHER THIS SECURITY NOR THE COMMON STOCK ISSUABLE ON CONVERSION OF THIS SECURITY HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR THE COMMON STOCK ISSUABLE ON CONVERSION OF THIS SECURITY, NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF (A) THIS SECURITY, BY ITS ACCEPTANCE HEREOF, (1) REPRESENTS THAT IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”)), (B) IT IS AN INSTITUTIONAL “ACCREDITED INVESTOR” (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT), OR (C) IT IS AN INDIVIDUAL “ACCREDITED INVESTOR” (AS DEFINED IN RULE 501(a) (4), (5) OR (6) UNDER THE SECURITIES ACT; (2) AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY OR ANY COMMON STOCK ISSUABLE ON CONVERSION OF THIS SECURITY, BEFORE THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THIS SECURITY UNDER RULE 144(d) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), ONLY (A) TO GRUBB & ELLIS COMPANY (THE “ISSUER”), (B) UNDER A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER), (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE UNDER RULE 144A, IN COMPLIANCE WITH RULE 144A TO A PERSON IT REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (D) UNDER THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 (IF AVAILABLE) OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRANSFER AGENT’S RIGHT BEFORE ANY SUCH OFFER, SALE OR TRANSFER UNDER CLAUSE (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. THIS LEGEND WILL BE REMOVED ON THE EARLIER OF THE TRANSFER OF THIS SECURITY UNDER CLAUSE 2(B) ABOVE OR ON ANY TRANSFER OF THIS SECURITY UNDER RULE 144 UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION).

(b) The legend in Section 16(a) shall cease to be required as to any particular shares of Preferred Stock (i) when a registration statement with respect to the sale of such securities shall have been declared effective under the Securities Act, (ii) when such securities are sold pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, or (iii) when such legends are no longer required or necessary in order to protect the

Company against a violation of the Securities Act upon any sale or other disposition of such securities without registration thereunder, including, without limitation, when such securities are eligible for resale under Rule 144 without volume or manner of sale requirements and without current public information requirements. Whenever such legend requirements shall cease and terminate as to any shares of Preferred Stock, the holder shall be entitled to receive from the Company, without expense, new securities of like tenor not bearing the legend set forth in this Section 16.

17.	Form of Notice of Conversion; Form of Assignment.

(a) The following is the form of Conversion Notice to be set forth on the reverse of the Preferred Stock certificate:

[FORM OF CONVERSION NOTICE]

CONVERSION NOTICE

To:

The undersigned registered owner of the Preferred Stock hereby irrevocably exercises the option to convert the Preferred Stock, or the portion hereof below designated, into shares of Common Stock in accordance with the terms of the Certificate of Designations, and directs that the shares issuable and deliverable upon such conversion, together with any check in payment for fractional shares and any Preferred Stock representing any unconverted amount of shares hereof, as well as any cash or shares of Common Stock representing accrued and unpaid dividends on the shares of Preferred Stock being converted, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares or any portion of the Preferred Stock not converted are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Date:
Signature(s)

Signature Guarantee	Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15 if shares of Common Stock are to be issued, or Preferred Stock to be delivered, other than to and in the name of the registered holder.

Fill in for registration of shares if to be issued, and Preferred Stock if to be delivered, other than to and in the name of the registered holder:

Number of Shares to be converted (if less than all):
Name

Street Address
Social Security or other Taxpayer Identification Number

City, State and Zip Code

(b) The following is the form of Assignment to be set forth on the reverse of the Preferred Stock certificate:

[FORM OF ASSIGNMENT]

ASSIGNMENT

For value received,   hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
TAXPAYER IDENTIFICATION NUMBER OF ASSIGNEE

the Preferred Stock, and hereby irrevocably constitutes and appoints                                attorney to transfer the said Preferred Stock on the books of the Company with full power of substitution in the premises.

Unless the appropriate box below is checked, the undersigned confirms that such Preferred Stock is not being transferred to the Company or an “affiliate” of the Company as defined in Rule 144 under the Securities Act of 1933, as amended (an “Affiliate”).

☐ The transferee is an Affiliate of the Company

☐ The transferee is the Company

Date:
Signature(s)

Signature Guarantee	Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15 if shares of Common Stock are to be issued, or Preferred Stock to be delivered, other than to and in the name of the registered holder.

NOTICE:  The signature on the conversion notice, or the assignment must correspond with the name as written upon the face of the Preferred Stock in every particular without alteration or enlargement or any change whatever.

SECOND: The date of adoption of this Certificate of Designations was November 4, 2009.

THIRD: This Certificate of Designations was duly adopted by the Board of Directors of the Company.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Company has caused this certificate to be signed and attested this 4th day of November, 2009.

GRUBB & ELLIS COMPANY

By:	/s/ Richard W. Pehlke
Name:     Richard W. Pehlke

Title:	Executive Vice President and Chief Financial Officer

ANNEX C

FORM OF
CERTIFICATE OF AMENDMENT
TO
RESTATED CERTIFICATE OF INCORPORATION
OF
GRUBB & ELLIS COMPANY

It is hereby certified that:

1. The name of the corporation (the “Corporation”) is Grubb & Ellis Company and the Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on May 19, 1995 and was amended on December 9, 1997 and December 7, 2007.

2. The Restated Certificate of Incorporation of the Corporation is hereby amended by striking out Article IV thereof and by substituting in lieu of said Article the following new Article:

“Article IV

The total number of shares of capital stock which the Corporation shall have authority to issue is two hundred twenty million (220,000,000) shares, of which two hundred million (200,000,000) shares with a par value of $0.01 per share shall be designated Common Stock, and of which twenty million (20,000,000) shares with a par value of $.01 per share shall be designated Preferred Stock. 1,000,000 shares of the authorized Preferred Stock have been designated as the “12% Cumulative Participating Perpetual Convertible Preferred Stock” and shall have the powers, preferences and relative rights, qualifications, limitations and restrictions set forth in the Certificate of the Powers, Designations, Preferences and Rights of the 12% Cumulative Participating Perpetual Convertible Preferred Stock filed on November 4, 2009 (the “12% Preferred Stock Certificate of Designations”).

The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby expressly vested with authority to fix by resolution or resolutions the designations and the powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof (including, without limitation, the voting powers, if any, the dividend rate, conversion rights, redemption price, or liquidation preference), of any wholly unissued series of Preferred Stock, to fix the number of shares constituting any such series, and to increase or decrease the number of shares of any such series (but not below the number of shares thereof then outstanding). In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution or resolutions originally fixing the number of shares of such series.”

3. [Alternative A: The following language would be included in the amendment only in the event that Proposal No. 2 in the Proxy Statement is approved by the requisite stockholder vote:

The Restated Certificate of Incorporation of the Corporation is further amended by striking out Article VI thereof and by substituting in lieu of said Article the following new Article:

“Article VI

The property, business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The number of directors of the Corporation shall be no less than three (3) and no more than eight (8), as determined from time to time solely by the Board of Directors as set forth in a resolution of the Board of Directors; provided, however that the number of directors set by resolution of the Board of Directors shall automatically be increased by two (2) directors in the event that holders of the 12% Cumulative Participating Perpetual Convertible Preferred Stock (voting as a separate class or with other series or classes of Preferred Stock with similar voting rights), are entitled to elect two (2) directors (such directors, the “Preferred Stock Directors”) in accordance with the terms of the 12% Certificate of Designation.

Notwithstanding the foregoing provisions of this Article VI, each director, excluding the Preferred Stock Directors, if any, shall serve until his or her successor is duly elected and qualified or until his or her earlier resignation, or removal. Any vacancies in the Board of Directors for any reason excluding vacancies relating to the Preferred Stock Directors, if any, and any newly created directorships resulting from any increase in the number of directors other than increases relating to the Preferred Stock Directors, may be filled by the Board of Directors, acting by a majority of the directors then in office, although less than a quorum, and any directors so chosen shall hold office for the remaining term of office of directors or the applicable class of directors to which such director was assigned, if applicable, and until their successors shall have been duly elected and qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director, other than the term of Preferred Stock Directors in connection with a decrease of the number of directors as contemplated in the 12% Preferred Stock Certificate of Designations. The stockholders of the Corporation shall not have cumulative voting rights.”]

[Alternative B: The following language would be included in the amendment only in the event that Proposal No. 2 in the Proxy Statement is not approved by the requisite stockholder vote and Proposal No. 4 in the proxy Statement is approved by the requisite stockholder vote:

The Restated Certificate of Incorporation of the Corporation is further amended by striking out Article VI thereof and by substituting in lieu of said Article the following new Article:

“Article VI

The property, business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The number of directors of the Corporation shall be nine (9), but shall automatically be increased to eleven (11) in the event that dividends with respect to the 12% Cumulative Participating Perpetual Convertible Preferred Stock, or any other class or series of Preferred Stock upon which similar voting rights to elect two directors (the “Preferred Stock Directors”) have been conferred and are exercisable, are in arrears for six (6) or more quarters, whether or not consecutive (the “Preferred Dividend Default”).

The Corporation’s Board of Directors (other than any Preferred Stock Directors (as defined below), if any,) shall be divided into three equal classes designated as Class A, Class B, and Class C, respectively. The initial Class A, Class B and Class C directors shall be the Class A, Class B and Class C directors elected at the Corporation’s special meeting in lieu of an annual meeting held in 2007. At the annual meeting of the stockholders to be held in 2008, the term of office of the initial Class A directors shall expire and Class A directors shall thereafter be elected for a full term of three years. At the annual meeting of the stockholders to be held in 2009, the term of office of the initial Class B directors shall expire and Class B directors shall thereafter be elected for a full term of three years. At the annual meeting of the stockholders to be held in 2010, the term of office of the initial Class C directors shall expire and Class C directors shall be elected for a full term of three years. At each succeeding annual meeting of stockholders, directors (other than any Preferred Stock Directors, if any) shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting.

Notwithstanding the foregoing provisions of this Article VI, each director, excluding the Preferred Stock Directors, if any, shall serve until his or her successor is duly elected and qualified or until his or her earlier resignation, or removal. Any vacancies in the Board of Directors for any reason excluding vacancies relating to the Preferred Stock Directors, if any, and any newly created directorships resulting from any increase in the number of directors other than increases relating to the Preferred Stock Directors, may be filled by the Board of Directors, acting by a majority of the directors then in office, although less than a quorum, and any directors so chosen shall hold office for the remaining term of office of directors or applicable class of directors to which such director was assigned, if applicable, and until their successors shall have been duly elected and qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director, other than the term of Preferred Stock Directors in connection with a decrease of the number of directors as contemplated in the 12% Preferred Stock Certificate of Designations. The stockholders of the Corporation shall not have cumulative voting rights.”]

The amendments of the Restated Certificate of Incorporation herein certified have been duly adopted by the board of directors and approved by stockholders in accordance with the provisions of 242 of the General Corporation Law of the State of Delaware.

[Signature Page Follows]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its duly authorized officer this           day of December, 2009.

GRUBB & ELLIS COMPANY

By:	/s/
Name:
Title:

FORM OF PROXY CARD
PROXY — GRUBB & ELLIS COMPANY
For the Annual Meeting of Stockholders — December 17, 2009
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GRUBB & ELLIS COMPANY
I am a stockholder of Grubb & Ellis Company (“Grubb & Ellis”) and I have received the Notice of the Annual Meeting of Stockholders dated November 20, 2009 and the accompanying Proxy Statement. I appoint Thomas D’Arcy and Richard W. Pehlke and each or either of them as Proxy Holders, with full power of substitution, to represent and vote all the shares of common stock and preferred stock which I may be entitled to vote at the Annual Meeting of Stockholders to be held at Le Parker Meridien, 119 West 56th Street, New York, New York 10019 on Thursday, December 17, 2009 at 8:30 a.m. Eastern Standard Time or at any adjournment, postponement or any special meeting that may be called in lieu thereof, with all powers which I would have if I were personally present at the meeting.
The shares represented by this Proxy will be voted in the way that I direct. If this Proxy is executed but no direction is made, this Proxy will be voted: (1) “FOR” THE ADOPTION OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF COMMON AND PREFERRED SHARES; (2) (A) “FOR” THE ADOPTION OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION (I) TO DECLASSIFY THE BOARD OF DIRECTORS AND (II) TO FIX THE NUMBER OF DIRECTORS AT NO LESS THAN THREE NOR MORE THAN EIGHT, AS DETERMINED SOLELY BY THE BOARD FROM TIME TO TIME AND (B) “FOR ALL” WITH RESPECT TO THOMAS D’ARCY, C. MICHAEL KOJAIAN, D. FLEET WALLACE, ROBERT J. MCLAUGHLIN, DEVIN I. MURPHY AND RODGER D. YOUNG TO SUCH DECLASSIFIED BOARD OF DIRECTORS; (3) “FOR ALL” WITH RESPECT TO GLENN C. CARPENTER, GARY H. HUNT AND ROBERT J. MCLAUGHLIN TO CLASS B OF THE COMPANY’S BOARD OF DIRECTORS; (4) “FOR” THE ADOPTION OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF DIRECTORS BY TWO IN THE EVENT THAT DIVIDENDS WITH RESPECT TO THE COMPANY’S NEWLY ISSUED PREFERRED STOCK ARE IN ARREARS FOR SIX OR MORE QUARTERS, WHETHER OR NOT CONSECUTIVE, SUBJECT TO CERTAIN CONDITIONS; AND (5) “FOR” THE RATIFICATION OF ERNST & YOUNG, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009; AND (6) “FOR” GRANTING TO THE PROXY HOLDERS THE DISCRETION TO VOTE ON ALL MATTERS, OTHER THAN THOSE PROPOSALS THAT ARE SET FORTH IN THE ACCOMPANYING PROXY STATEMENT BY THE COMPANY, AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT, POSTPONEMENT, OR SPECIAL MEETING THAT MAY BE CALLED IN LIEU THEREOF.
If Proposal No. 2 is approved by the requisite stockholder votes, then Proposal No. 3 and Proposal No. 4 will not be adopted, even if approved by stockholders, as each will be superceded by Proposal No. 2 and they will not be necessary.
If any of the nominees listed in this Proxy Card becomes unavailable to serve as a director prior to the Annual Meeting, this Proxy will be voted for any substitute nominee(s) designated by the Board of Directors.
I ratify and confirm all that the above Proxy Holders may legally do in relation to this Proxy.
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.
(Continued and to be marked, signed and dated on reverse side.)

Telephone and Internet Voting Instructions
You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.	Go to the following web site www.investorvote.com/tickersymbol

Follow the simple instructions provided by the recorded message.	Enter the information requested on your computer screen and follow the simple instructions.
If you vote by telephone or the Internet, please DO NOT mail this proxy card.
Proxies submitted by telephone or the Internet must be received by 11:59 p.m., Eastern Standard Time, on December 16, 2009.
THANK YOU FOR VOTING!

Annual Meeting of Stockholders Proxy Card
Votes must be indicated by an “X” in black or blue ink.
     The Board of Directors recommends that you vote: (1) “FOR” the adoption of an amendment to the Certificate of Incorporation to increase the authorized number of common and preferred shares; (2) (A) “FOR” the adoption of an amendment to the Certificate of Incorporation (i) to declassify the Board of Directors and (ii) to fix the number of directors at no less than three nor more than eight, as determined solely by the Board from time to time, and (B) “FOR ALL” with respect to Thomas D’Arcy, C. Michael Kojaian, Robert J. McLaughlin, D. Fleet Wallace, Devin I. Murphy and Rodger D. Young to such declassified Board of Directors; (3) “FOR ALL” with respect to Glenn C. Carpenter, Gary H. Hunt and Robert J. McLaughlin to Class B of the Company’s Board of Directors; (4) “FOR” the adoption of an amendment to the Certificate of Incorporation to increase the number of directors by two in the event that preferred dividends are in arrears for six or more quarters, whether or not consecutive, subject to certain conditions; and (5) “FOR” the ratification of Ernst & Young, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009; and (6) “FOR” granting to the proxy holders the discretion to vote on all matters, other than those proposals that are set forth in the accompanying proxy statement by the Company, as may properly come before the annual meeting or any adjournment, postponement, or special meeting that may be called in lieu thereof. (Please mark each matter with an “X” in the appropriate box.)
If Proposal No. 2 is approved by the requisite stockholder votes, then Proposal No. 3 and Proposal No. 4 will not be adopted, even if approved by stockholders, as each will be superseded by Proposal No. 2 and they will not be necessary.
1)	Adoption of an amendment to the Certificate of Incorporation of Grubb & Ellis Company to increase the authorized number of common and preferred shares.

☐ FOR ☐ AGAINST ☐ ABSTAIN
2)	(A) Adoption of an amendment to the Certificate of Incorporation of Grubb & Ellis Company (i) to declassify the Board of Directors and (ii) to fix the number of directors at no less than three nor more than eight, as determined solely by the Board from time to time.

☐ FOR ☐ AGAINST ☐ ABSTAIN
            (B) Declassified Board Nominees: Thomas D’Arcy, C. Michael Kojaian, Robert J. McLaughlin, D. Fleet Wallace, Devin I. Murphy and Rodger D. Young
☐ FOR ALL

☐ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES

☐ FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW:

INSTRUCTION: To withhold authority to vote for any individual nominee, mark the “FOR ALL EXCEPT NOMINEE WRITTEN BELOW” box and write the name(s) of the nominee(s) you do not support on the line above. Your shares of common stock and/or shares of preferred stock will be voted for the remaining nominee(s).

3)	Election of Class B Directors.

Class B Nominees: Glenn L. Carpenter, Gary H. Hunt and Robert J. McLaughlin

☐ FOR ALL

☐ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES

☐ FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW:

INSTRUCTION: To withhold authority to vote for any individual nominee, mark the “FOR ALL EXCEPT NOMINEE WRITTEN BELOW” box and write the name(s) of the nominee(s) you do not support on the line above. Your shares of common stock and/or preferred stock will be voted for the remaining nominee(s).
4)	Adoption of an amendment to the Certificate of Incorporation of Grubb & Ellis Company to increase the number of directors by two in the event that preferred dividends are in arrears for six or more quarters, whether or not consecutive, subject to certain conditions.

☐ FOR ☐ AGAINST ☐ ABSTAIN
5)	Ratification of the appointment of Ernst & Young, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009.

☐ FOR ☐ AGAINST ☐ ABSTAIN

Please be sure to sign and date this Proxy.

DATED:

(Signature)

(Signature, if held jointly)

(Title)
Please sign exactly as your name appears on this Proxy. When shares of common stock or preferred stock are held jointly, joint owners should each sign. Executors, administrators, trustees, etc., should indicate the capacity in which signing. A proxy executed by a corporation or other company should be signed in its name by its authorized officers. Executors, administrators, trustees, partners, and authorized officers of corporations or other companies should indicate their positions when signing.
Your signature on this Proxy is an acknowledgement of the receipt of the Company’s Proxy Statement dated November 20, 2009. Your signature revokes all proxies previously given by you to vote at the 2009 Annual Meeting.
IMPORTANT: PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY!